                                                                    EXHIBIT 10.2


                               U.S. $100,000,000

                    SUBORDINATE UNSECURED CREDIT AGREEMENT

                         Dated as of February 13, 1998

                                     Among

           AMERICAN GENERAL HOSPITALITY OPERATING PARTNERSHIP, L.P.

                               as the Borrower,
                               ---------------

                      SOCIETE GENERALE, SOUTHWEST AGENCY

           as Arranger, Syndication Agent, and Documentation Agent,
           -------------------------------------------------------

                             BANK ONE, TEXAS, N.A.

                           as Administrative Agent,
                           -----------------------

                                      and

      THE BANK OF NOVA SCOTIA and WELLS FARGO BANK, NATIONAL ASSOCIATION

                              as Managing-Agents
                              ------------------

                                      and


                            THE BANKS NAMED HEREIN



                                 as the Banks
                                 ------------

                               TABLE OF CONTENTS
                               -----------------

                                                                          Page
                                   ARTICLE I

                       DEFINITIONS AND ACCOUNTING TERMS
Section 1.01    Certain Defined Terms....................................    1
                ---------------------
Section 1.02    Computation of Time Periods..............................   32
                ---------------------------
Section 1.03    Accounting Terms; Changes in GAAP........................   32
                ---------------------------------
Section 1.04    Types of Advances........................................   33
                -----------------
Section 1.05    Miscellaneous............................................   33
                -------------

                                  ARTICLE II

                                 THE ADVANCES

Section 2.01    The Advances.............................................   33
                ------------
Section 2.02    Method of Borrowing......................................   33
                -------------------
Section 2.03    Fees.....................................................   37
                ----
Section 2.04    Reduction of the Commitments.............................   38
                ----------------------------
Section 2.05    Repayment of Advances....................................   39
                ---------------------
Section 2.06    Interest, Late Payment Fee...............................   39
                --------------------------
Section 2.07    Prepayments..............................................   40
                -----------
Section 2.08    Breakage Costs...........................................   42
                --------------
Section 2.09    Increased Costs..........................................   43
                ---------------
Section 2.10    Payments and Computations................................   44
                -------------------------
Section 2.11    Taxes....................................................   46
                -----
Section 2.12    Illegality...............................................   48
                ----------
Section 2.13    [Intentionally Left Blank]...............................   48
                --------------------------
Section 2.14    Determination of Total Availability......................   48
                -----------------------------------
Section 2.15    Bank Replacement.........................................   49
                ----------------
Section 2.16    Sharing of Payments, Etc.................................   50
                ------------------------

                                  ARTICLE III

                             CONDITIONS OF LENDING
Section 3.01   Conditions Precedent to initial Advance......................51
               ---------------------------------------
Section 3.02   Conditions Precedent for each Borrowing......................53
               ---------------------------------------

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES


Section 4.01   Existence; Qualification; Partners; Subsidiaries.............54
               ------------------------------------------------
Section 4.02   Partnership and Corporate Power..............................56
               -------------------------------
Section 4.03   Authorization and Approvals..................................56
               ---------------------------
Section 4.04   Enforceable Obligations......................................57
               -----------------------
Section 4.05   Parent Common Stock..........................................57
               -------------------
Section 4.06   Financial Statements.........................................57
               --------------------
Section 4.07   True and Complete Disclosure.................................58
               ----------------------------
Section 4.08   Litigation...................................................58
               ----------
Section 4.09   Use of Proceeds..............................................58
               ---------------
Section 4.10   Investment Company Act.......................................59
               ----------------------
Section 4.11   Taxes........................................................59
               -----
Section 4.12   Pension Plans................................................60
               -------------
Section 4.13   Condition of Hotel Property; Casualties; Condemnation........60
               -----------------------------------------------------
Section 4.14   Insurance....................................................60
               ---------
Section 4.15   No Burdensome Restrictions; No Defaults......................60
               ---------------------------------------
Section 4.16   Environmental Condition......................................61
               -----------------------
Section 4.17   Legal Requirements, Zoning, Utilities, Access................62
               ---------------------------------------------
Section 4.18   Existing Indebtedness........................................62
               ---------------------
Section 4.19   Title; Encumbrances..........................................63
               -------------------
Section 4.20   Leasing Arrangements.........................................63
               --------------------
Section 4.21   Franchise Agreements.........................................63
               --------------------

                                   ARTICLE V

                             AFFIRMATIVE COVENANTS
Section 5.01    Compliance with Laws, Etc..............................................  64
                -------------------------
Section 5.02    Preservation of Corporate Existence; Corporate Separateness, Etc.......  64
                ----------------------------------------------------------------
Section 5.03    Payment of Taxes, Etc..................................................  66
                ----------------------
Section 5.04    Visitation Rights; Bank Meeting........................................  67
                -------------------------------
Section 5.05    Reporting Requirements.................................................  67
                ----------------------
Section 5.06    Maintenance of Property and Required Work..............................  71
                -----------------------------------------
Section 5.07    Insurance..............................................................  72
                ---------
Section 5.08    Casualty; Condemnation.................................................  72
                ----------------------
Section 5.09    Supplemental Guaranties................................................  73
                -----------------------
Section 5.10    Participating Leases...................................................  73
                --------------------

                                  ARTICLE VI

                              NEGATIVE COVENANTS

Section 6.01    Liens, Etc.............................................................  73
                ----------
Section 6.02    Indebtedness...........................................................  74
                ------------
Section 6.03    Agreements Restricting Distributions From Subsidiaries.................  76
                ------------------------------------------------------
Section 6.04    Restricted Payments....................................................  76
                -------------------
Section 6.05    Fundamental Changes; Asset Dispositions................................  76
                ---------------------------------------
Section 6.06    Personal Property Leases...............................................  77
                ------------------------
Section 6.07    Investments, Loans, Future Properties..................................  77
                -------------------------------------
Section 6.08    Affiliate Transactions.................................................  79
                ----------------------
Section 6.09    Sale and Leaseback.....................................................  80
                ------------------
Section 6.10    Sale or Discount of Receivables........................................  80
                -------------------------------
Section 6.11    No Further Negative Pledges............................................  80
                ---------------------------
Section 6.12    Franchise Agreements...................................................  80
                --------------------
Section 6.13    Material Documents.....................................................  80
                ------------------
Section 6.14    Limitations on Development, Construction, Renovation and Purchase
                -----------------------------------------------------------------
                of Hotel Properties....................................................  81
                -------------------

                                  ARTICLE VII

                              FINANCIAL COVENANTS
7.01  Interest Coverage Ratio............................................. 82
      -----------------------
7.02  Debt Service Coverage Ratio......................................... 82
      ---------------------------
7.03  Maintenance of Net Worth............................................ 82
      ------------------------
7.04  Limitations on Total Indebtedness................................... 82
      ---------------------------------
7.05  Limitations on Secured Recourse Indebtedness........................ 82
      --------------------------------------------
7.06  Limitations on Secured Non-Recourse Indebtedness.................... 83
      ------------------------------------------------
7.07  Limitations on Secured Indebtedness................................. 83
      -----------------------------------
7.08  Permitted Non-Voting Stock Company Adjustment....................... 83
      ---------------------------------------------

                                 ARTICLE VIII

                          EVENTS OF DEFAULT; REMEDIES

Section 8.01    Events of Default......................................... 84
                -----------------
Section 8.02    Optional Acceleration of Maturity......................... 90
                ---------------------------------
Section 8.03    Automatic Acceleration of Maturity........................ 90
                ----------------------------------
Section 8.04    Cash Collateral Account................................... 90
                -----------------------
Section 8.05    Non-exclusivity of Remedies............................... 91
                ---------------------------
Section 8.06    Right of Set-off.......................................... 91
                ----------------

                                  ARTICLE IX

                               AGENCY PROVISIONS

Section 9.01    Authorization and Action.................................  92
                ------------------------
Section 9.02    Agents' Reliance, Etc....................................  92
                ---------------------
Section 9.03    Each Agent and Its Affiliates............................  93
                -----------------------------
Section 9.04    Bank Credit Decision.....................................  93
                --------------------
Section 9.05    Indemnification..........................................  93
                ---------------
Section 9.06    Successor Agent..........................................  94
                ---------------
Section 9.07    Arranger, Syndication Agent and Managing Agents..........  94
                -----------------------------------------------

                                   ARTICLE X

                                 SUBORDINATION
Section 10.01    Subordination........................................... 95
                 -------------
Section 10.02    Payment Blockage........................................ 95
                 ----------------
Section 10.03    Remedy Blockage......................................... 96
                 ---------------
Section 10.04    Certain Distributions................................... 96
                 ---------------------
Section 10.05    Payment in Trust........................................ 97
                 ----------------
Section 10.06    Liens................................................... 97
                 -----
Section 10.07    Miscellaneous........................................... 97
                 -------------

                                  ARTICLE XI

                                 MISCELLANEOUS

Section 11.01    Amendments, Etc........................................  98
                 ---------------
Section 11.02    Notices, Etc........................................... 101
                 ------------
Section 11.03    No Waiver; Remedies.................................... 101
                 -------------------
Section 11.04    Costs and Expenses..................................... 101
                 ------------------
Section 11.05    Binding Effect......................................... 102
                 --------------
Section 11.06    Bank Assignments and Participations.................... 102
                 -----------------------------------
Section 11.07    Indemnification........................................ 105
                 ---------------
Section 11.08    Execution in Counterparts.............................. 106
                 -------------------------
Section 11.09    Survival of Representations, Indemnifications, etc..... 106
                 --------------------------------------------------
Section 11.10    Severability........................................... 106
                 ------------
Section 11.11    Business Loans......................................... 106
                 --------------
Section 11.12    Usury Not Intended..................................... 107
                 ------------------
Section 11.13    Certain Office and Retail Space........................ 107
                 -------------------------------
Section 11.14    Governing Law.......................................... 108
                 -------------
Section 11.15    Consent to Jurisdiction................................ 108
                 -----------------------
Section 11.16    Knowledge of Borrower.................................. 108
                 ---------------------
Section 11.17    Banks Not in Control................................... 108
                 --------------------
Section 11.18    Headings Descriptive................................... 109
                 --------------------
Section 11.19    Time is of the Essence................................. 109
                 ----------------------

Section 11.20    WAIVERS OF JURY TRIAL.............................  109
                 ---------------------
Section 11.21    ENTIRE AGREEMENT..................................  109
                 ----------------

EXHIBITS:

Exhibit A -     Form of Note
Exhibit B -     Form of Assignment and Acceptance
Exhibit C -     Form of Compliance Certificate
Exhibit D -     Form of Environmental Indemnity
Exhibit E -     Form of Notice of Borrowing
Exhibit F -     Form of Notice of Conversion or Continuation
Exhibit G -     Form of Property Adjustment Report
Exhibit H -     Form of Subordinate Guaranty
Exhibit I -     Form of Battle Fowler L.L.P. Opinion

SCHEDULES:


Schedule 1.01(a) -     Commitments
Schedule 1.01(b) -     Initial Properties, Cost Basis and Hotel Value
Schedule 1.01(c) -     Engineer Report Scope of Services
Schedule 1.01(d) -     Approved Engineers
Schedule 1.01(e) -     Environmental Report Scope of Services
Schedule 1.01(f) -     Approved Environmental Consultants
Schedule 1.01(g) -     Franchisors
Schedule 1.01(h) -     Ground Leases
Schedule 1.01(i) -     Guarantors
Schedule 1.01(j) -     Participating Leases
Schedule 4.01    -     Subsidiaries
Schedule 4.08    -     Litigation
Schedule 4.17    -     Legal Requirements; Zoning; Utilities; Access
Schedule 4.18    -     Existing Indebtedness
Schedule 4.21    -     Franchise Agreements
Schedule 4.22    -     Management Agreements
Schedule 5.06    -     Required Work
Schedule 5.07    -     Insurance
Schedule 11.02   -     Notice Information

                    SUBORDINATE UNSECURED CREDIT AGREEMENT


     SUBORDINATE UNSECURED CREDIT AGREEMENT, dated as of February 13, 1998, is among AMERICAN GENERAL HOSPITALITY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, as the Borrower, SOCIETE GENERALE, SOUTHWEST AGENCY, as Arranger, Syndication Agent, and Documentation Agent, BANK ONE, TEXAS, N.A., as Administrative Agent, THE BANK OF NOVA SCOTIA and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Managing Agents and the Banks.

     In consideration of the provisions contained in this Agreement, the parties hereto do hereby agree as follows:

                                   ARTICLE I

                       DEFINITIONS AND ACCOUNTING TERMS

     Section 1.01   Certain Defined Terms.  As used in this Agreement, the
                    ---------------------
following terms shall have the following meanings (unless otherwise indicated, such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "Accession Agreement" means an Accession Agreement in the form attached
      -------------------
respectively to the Subordinate Guaranty and Environmental Indemnity as Annex 1 thereto, which agreement causes the Person executing and delivering the same to the Administrative Agent to become a party to the Subordinate Guaranty and Environmental Indemnity.

     "Acquisition Agreements" means for any Hotel Property the agreements
      ----------------------
entered into in connection with the acquisition of such Hotel Property.

     "Adjusted EBITDA" means, for any Person or Hotel Property, as applicable,
      ---------------
for any period, the EBITDA of such Person or Hotel Property, as applicable, for such period less the aggregate FF&E Reserves for such period in respect of, as
     ------
applicable, each Hotel Property owned by such Person or its Subsidiaries (whether located on land owned by or land leased to such owner of the Hotel Property) or such Hotel Property. For any New Property or any Person who owns or leases a New Property, Adjusted EBITDA shall include the Adjusted EBITDA for such New Property incurred before the date of acquisition of such New Property adjusted upward or downward to provide for a deemed management equal to a three percent (3%) of gross revenues from such New Property incurred before the date of acquisition of such New Property regardless of the actual management fees paid in connection with such New Property incurred before the date of acquisition of such New Property.

     "Adjusted Net Worth" means, for the Parent as of any date, the sum of (a)
      ------------------
the Parent's Net Worth on such date plus (b) the minority interest of the Parent
                                    ----
on such date determined in accordance with GAAP.

     "Adjusted Prime Rate" means, for any day, the fluctuating rate per annum of
      -------------------
interest equal to the greater of (a) the Prime Rate in effect on such day and
(b) the Federal Funds Rate in effect on such day plus 1/2%.

     "Adjustment Event" has the meaning set forth in Section 2.14(b).
      ----------------

     "Administrative Agent" means Bank One, Texas, N.A. in its capacity as
      --------------------
Administrative Agent for the Banks pursuant to Article IX and any successor Administrative Agent appointed pursuant to Section 9.06.

     "Advance" means an Advance by a Bank to the Borrower, any such Advance
      -------
being either a Prime Rate Advance or a LIBOR Rate Advance.

     "Affiliate" means, as to any Person, any other Person that, directly or
      ---------
indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person or any Subsidiary of such Person. The term "control" (including the terms "controlled by" or "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of a Control Percentage, by contract or otherwise.

     "Agents" means the Administrative Agent and the Documentation Agent, and
      ------
"Agent" means either such agent.
 -----

     "AGHI" means American General Hospitality, Inc., a Texas corporation.
      ----

     "AGH Leasing" means AGH Leasing, L.P., a Delaware limited partnership.
      -----------

     "AGH LP" means AGH LP, Inc., a Nevada corporation.
      ------

     "Agreement" has the meaning given such term in the initial paragraph of
      ---------
this agreement.

     "Allocation Percentage" means, for any Person, with respect to a Person's
      ---------------------
Non Wholly-Owned Subsidiary, the percentage ownership interest of such Person in such Non Wholly-Owned Subsidiary.

     "Applicable Lending Office" means, with respect to each Bank, such Bank's
      -------------------------
Domestic Lending Office in the case of a Prime Rate Advance and such Bank's LIBOR Lending Office in the case of a LIBOR Rate Advance.

     "Applicable Margin" means, with respect to each Type of Advance at any
      -----------------
date, the applicable percentage per annum set forth below based upon the Status then in effect under the column for such Type of Advance.

                    Prime Rate        LIBOR
                     Advances      Rate Advances
                     --------      -------------
Level I               .375%              1.875%
Status

Level II               .50%               2.00%
Status

     "Asset Disposition" means (a) any sale, lease of substantially all of a
      -----------------
Hotel Property (in which the Borrower or a Guarantor is lessor but exclusive of the Participating Leases), conveyance, exchange, transfer, or assignment of any Property by the Borrower or a Guarantor to a Person other than the Borrower or a Guarantor; and (b) any insured loss or casualty of Hotel Property owned by the Borrower or any Guarantor if the insurance proceeds in connection therewith are required by the provisions of this Agreement to be used to repay Obligations.

     "Assignment and Acceptance" means an assignment and acceptance entered into
      -------------------------
by a Bank and an Eligible Assignee, and accepted by the Administrative Agent, in substantially the form of the attached Exhibit B.

     "Associates" means, for any individual, the Associates (as such term is
      ----------
defined in Rule 12b-2 promulgated under the Exchange Act) of such individual.

     "Banks" means the lenders listed on the signature pages of this Agreement
      -----
and each Eligible Assignee that shall become a party to this Agreement pursuant to Section 11.06.

     "Blockage Period" has the meaning set forth in Section 10.02.
      ---------------

     "Borrower" means American General Hospitality Operating Partnership, L.P.,
      --------
a Delaware limited partnership.

     "Borrower Controlled Group" means all members of a controlled group of
      -------------------------
corporations and all trades (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under
Section 414 of the Code.

     "Borrowing" means a borrowing consisting of simultaneous Advances of the
      ---------
same Type made by each Bank pursuant to Section 2.01 or Converted by each Bank to Advances of a different Type pursuant to Section 2.02(b).

     "Business Day" means a day of the year on which banks are not required or
      ------------
authorized to close in New York City or Dallas, Texas and, if the applicable Business Day relates to any LIBOR Rate Advances, any day other than a Saturday or Sunday or a day on which banking institutions are generally authorized or obligated by law or executive order to close in the City of London, England

     "Capital Expenditure" means any payment made directly or indirectly for the
      -------------------
purpose of acquiring or constructing fixed assets, Real Property or equipment which in accordance with GAAP would be capitalized in the fixed asset accounts of such Person making such expenditure, including, without limitation, amounts paid or payable for such purpose under any conditional sale or other title retention agreement or under any Capital Lease, but excluding repairs of Property in the normal and ordinary course of business in keeping with the past practices of the Borrower.

     "Capitalization Event" means either (a) any sale or issuance by the Parent
      --------------------
or any of its Subsidiaries of equity securities except for the issuance of the Borrower's operating partnership units in exchange for a direct or indirect ownership interest in a Person that owns a Hotel Property, or (b) any issuance or incurrence by the Parent or any of its Subsidiaries of any Indebtedness except for Indebtedness permitted pursuant to the provisions of Section 6.02.

     "Capital Lease" means, for any Person, any lease of any Property (whether
      -------------
real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

     "Capitalized Lease Obligations" means, as to any Person, the capitalized
      -----------------------------
amount of all obligations of such Person or any of its Subsidiaries under Capitalized Leases, as determined on a consolidated basis in conformity with GAAP.

     "Cash Collateral Account" means a special cash collateral account
      -----------------------
containing cash deposited pursuant to the terms of this Agreement to be maintained at the Administrative Agent's office in accordance with Section 8.04.

     "CERCLA" means the Comprehensive Environmental Response, Compensation, and
      ------
Liability Act of 1980, as amended, state and local analogs, and all rules and regulations and requirements thereunder in each case as now or hereafter in effect.

     "Closing Date" means February 13, 1998.
      ------------

     "Code" means the Internal Revenue Code of 1986, as amended, and any
      ----
successor statute.

     "Commitment" means, with respect to any Bank, the amount set opposite such
      ----------
Bank's name on Schedule 1.01(a) as its Commitment, or if such Bank has entered into any Assignment and Acceptance, the amount set forth for such Bank as its Commitment in the Register maintained by the Administrative Agent pursuant to
Section 11.06(c), as such amount may be reduced pursuant to Section 2.04.

     "Compliance Certificate" means a certificate of the Borrower in
      ----------------------
substantially the form of the attached Exhibit D.

     "Conditions to Asset Disposition" shall for any Asset Disposition include
      -------------------------------
all of the following requirements: (a) no Default has occurred and is continuing or would occur upon the consummation of such Asset Disposition, as certified by the Borrower; (b) the Borrower shall have delivered to the Administrative Agent a Property Adjustment Report in connection with such Asset Disposition; and (c) if required pursuant to the provisions of Section 2.07(c)(ii), the Borrower makes a prepayment of the Advances in an amount of not less than the amount of Advances that would need to be repaid, if any, to cure a Total Availability deficiency under Section 2.07(c)(ii).

     "Consolidated" refers to the consolidation of the accounts of the Borrower
      ------------
with the Borrower's Subsidiaries and the Parent with the Parent's Subsidiaries, as applicable, in accordance with GAAP, including, when used in reference to the Borrower, principles of consolidation consistent with those applied in the preparation of the Financial Statements.

     "Control Percentage" means, with respect to any Person, the percentage of
      ------------------
the outstanding capital stock of such Person having ordinary voting power which gives the direct or indirect holder of such stock the power to elect a majority of the Board of Directors of such Person.

     "Controlled Group" means each of the Borrower Controlled Group, the
      ----------------
Participating Lessee Controlled Group and the Manager Controlled Group, and "Controlled Groups" means, collectively, all of such groups.
 -----------------

     "Convert", "Conversion", and "Converted" each refers to a conversion of
      -------    ----------        ---------
Advances of one Type into Advances of another Type pursuant to Section 2.02(b).

     "Cost Basis" means for any Hotel Property the sum of (a) for any Initial
      ----------
Property, the amount set forth for such Initial Property on Schedule 1.01(b) attached hereto, and for any other Hotel Property, the aggregate purchase price paid by the Borrower or its Subsidiary for such other Hotel Property (giving effect to any securities used to purchase a Hotel Property at the fair market value of the securities at the time of purchase based upon the price at which such securities could be exchanged into the Parent's common stock assuming such exchange occurred on the date of acquiring the Hotel Property), and (b) the actual cost of any Capital Expenditures or expenditures for FF&E for such Hotel Property made by the Borrower or its Subsidiaries pursuant to a Preliminary Property Plan; provided that with respect to the Cost Basis for a Hotel Property
               --------
owned or leased by a Non Wholly-Owned Subsidiary, the Cost Basis for such Hotel Property shall be deemed to be the Allocation Percentage of the Cost Basis for such Hotel.

     "Credit Documents" means this Agreement, the Notes, the Subordinate
      ----------------
Guaranties, the Environmental Indemnities, the Fee Letter, and each other agreement, instrument or document executed by the Borrower or any of its Subsidiaries at any time in connection with this Agreement.

     "Debt Service" means, for any Person for the period for which such amount
      ------------
is being determined, the amount (without duplication) of all mandatory principal payments scheduled to be made (excluding optional prepayments and scheduled principal payments in respect of any such Indebtedness which is payable in a single installment at final maturity), Interest Expense and all payments scheduled to be made in respect of Capital Leases of such Person.

     "Debt Service Coverage Ratio" means, as of the end of any Rolling Period, a
      ---------------------------
ratio of (a) Adjusted EBITDA to (b) Debt Service, for such Rolling Period.

     "Default" means (a) an Event of Default or (b) any event or condition which
      -------
with notice or lapse of time or both would, unless cured or waived, become an Event of Default.

     "Documentation Agent" means Societe Generale, Southwest Agency in its
      -------------------
capacity as Documentation Agent for the Banks pursuant to Article IX and any successor Documentation Agent pursuant to Section 9.06.

     "Dollar Equivalent" means the equivalent in another currency of an amount
      -----------------
in U.S. Dollars to be determined by reference to the rate of exchange quoted by the Administrative Agent, at 11:00 a.m. (Dallas, Texas time) on the date of determination, for the spot purchase in the foreign exchange market of such amount of Dollars with such other currency.

     "Dollars" and "$" means lawful money of the United States of America.
      -------       -

     "Domestic Lending Office" means, with respect to any Bank, the office of
      -----------------------
such Bank specified as its "Domestic Lending Office" opposite its name on
Schedule 11.02 or such other office of such Bank as such Bank may from time to time specify to the Borrower and the Administrative Agent.

     "EBITDA" means for any Person or Hotel Property, as applicable, for any
      ------
period for which such amount is being determined, an amount equal to (a) the Net Income for such Person or Hotel Property, as applicable, for such period plus
                                                                         ----
(b) to the extent deducted in determining Net Income, Interest Expense, income taxes, depreciation, amortization, and other non-cash items for such period, as determined in accordance with GAAP; provided that if any Property of a Person
                                    --------
has been sold or conveyed by such Person in such period, the amounts referred to in clauses (a)-(b) above arising from such Property shall be excluded from the calculation of EBITDA for such Person for such period; and provided further that if such Person has acquired any Property in
            ----------------
such period, the amounts referred to in clauses (a)-(b) above arising from such Property during such entire period shall be included in the calculation of EBITDA for such Person for such period.

     "Effective Date" means the date all of the conditions precedent set forth
      --------------
in Section 3.01 have been satisfied.

     "Eligible Assignee" means (a) a commercial bank organized under the laws of
      -----------------
the United States, or any State thereof, and having primary capital of not less than $250,000,000 and approved by the Agents, which approvals will not be unreasonably withheld, (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development and having primary capital (or its equivalent) of not less than $250,000,000 (or its Dollar Equivalent) and approved by the Agents, which approvals will not be unreasonably withheld, (c) a Bank, and (d) an Affiliate of the respective assigning Bank, without approval of any Person but otherwise meeting the eligibility requirements of (a) or (b) above.

     "Eligible Property" means a Hotel Property deemed an "Eligible Property"
      -----------------
under the Senior Credit Agreement.

     "Engineering Report" means with respect to any Hotel Property, an
      ------------------
engineering report in accordance with the scope of services attached hereto as
Schedule 1.01 (c) reasonably satisfactory to the Agents prepared for the Banks by a Person set forth on Schedule 1.01(d) or otherwise satisfactory to the Agents covering the physical condition of the Hotel Property, including without limitation the structural, electrical, plumbing, mechanical and other essential components of the Hotel Property.

     "Environment" or "Environmental" shall have the meanings set forth in 42
      -----------      -------------
U.S.C. (S) 9601(8), as amended.

     "Environmental Claim" means any third party (including governmental
      -------------------
agencies and employees) action, lawsuit, claim, demand, regulatory action or proceeding, order, decree, consent agreement or notice of potential or actual responsibility or violation (including claims or proceedings under the Occupational Safety and Health Acts or similar laws or requirements relating to health or safety of employees) which seeks to impose liability under any Environmental Law.

     "Environmental Indemnity" means one or more environmental indemnity
      -----------------------
agreements dated of even date herewith in substantially the form of the attached Exhibit D executed or to be executed by the Borrower, the Parent and all Subsidiaries of the Borrower (excluding the Permitted Other Subsidiaries), and any future environmental indemnities executed in connection with any Hotel Property, as any of such environmental indemnities may be amended hereafter in accordance with the terms of such agreements.

     "Environmental Law" means all Legal Requirements arising from, relating to,
      -----------------
or in connection with the Environment, health, or safety, including without limitation CERCLA, relating to (a) pollution, contamination, injury, destruction, loss, protection, cleanup, reclamation or restoration of the air, surface water, groundwater, land surface or subsurface strata, or other natural resources; (b) solid, gaseous or liquid waste generation, treatment, processing, recycling, reclamation, cleanup, storage, disposal or transportation; (c) exposure to pollutants, contaminants, hazardous, medical, infectious, or toxic substances, materials or wastes; (d) the safety or health of employees; or (e) the manufacture, processing, handling, transportation, distribution in commerce, use, storage or disposal of hazardous, medical, infectious, or toxic substances, materials or wastes.

     "Environmental Permit" means any permit, license, order, approval or other
      --------------------
authorization under Environmental Law.

     "Environmental Report" means with respect to any Hotel Property, an
      --------------------
environmental report in accordance with the scope of services attached hereto as
Schedule 1.01 (e) prepared for the Banks by a Person set forth on Schedule 1.01(f) or otherwise satisfactory to the Agents certifying to the Agents and the Banks that the Hotel Property and the soil and the groundwater thereunder do not contain Hazardous Substances except for Permitted Hazardous Substances.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time.

     "Eurocurrency Liabilities" has the meaning assigned to that term in
      ------------------------
Regulation D of the Federal Reserve Board (or any successor), as in effect from time to time.

     "Event of Default" has the meaning set forth in Section 8.01.
      ----------------

     "Exchange Act" has the meaning set forth in Section 2.04.
      ------------

     "Federal Funds Rate" means, for any period, a fluctuating interest rate per
      ------------------
annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for any such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

     "Federal Reserve Board" means the Board of Governors of the Federal Reserve
      ---------------------
System or any of its successors.

     "Fee Letter" means the letter agreement dated as of January 15, 1998 among
      ----------
the Borrower, the Documentation Agent, the Administrative Agent and the Managing Agents, as amended.

     "FF&E" means furniture, fixtures and equipment.
      ----

     "FF&E Reserve" means, for any Person or any Hotel Property for any period,
      ------------
a reserve equal to four percent (4%) of gross revenues from any Hotel Property owned by such Person or from such Hotel Property, as applicable, for such period, excluding, however, from such calculation for the applicable Persons and Hotel Properties the gross revenues generated by the office portion of the Houston, Texas Marriott and the gross revenues generated by the retail portion of the St. Tropez hotel, Las Vegas, Nevada.

     "Financial Covenant Default" has the meaning set forth in Section 10.02.
      --------------------------

     "Financial Statements" means the financial statements of the Parent, the
      --------------------
Borrower and their respective Subsidiaries dated as of September 30, 1997.

     "Fiscal Quarter" means each of the three-month periods ending on March 31,
      --------------
June 30, September 30 and December 31.

     "Fiscal Year" means the twelve-month period ending on December 31.
      -----------

     "Florida Liens" means the Liens securing the Senior Credit Documents on the
      -------------
Initial Properties located in the State of Florida.

     "Franchise Agreements" means those certain Agreements listed on Schedule
      --------------------
4.21 attached hereto and any future franchise or license agreement for a Hotel Property with a Franchisor.

     "Franchisor" means those certain franchisors listed on Schedule 1.01(g)
      ----------
attached hereto, or any other reputable, nationally known, third party franchisor or licensor of a Hotel Property approved by the Agents in writing.

     "Free Cash Flow" means, for any Person for any period, the Funds From
      --------------
Operations for such period plus any amortization of deferred financing costs for
                           ----
such period less (a) the aggregate FF&E Reserves for such Person and its
            ----
Subsidiaries for such period, and (b) the aggregate amount of scheduled principal payments on the Total Indebtedness of such Person (excluding optional prepayments and scheduled principal payments in respect of any such Indebtedness which is payable in a single installment at final maturity) required to be made during such period.

     "Fund," "Trust Fund," or "Superfund" means the Hazardous Substance Response
      ----    ----------       ---------
Trust Fund, established pursuant to 42 U.S.C. (S) 9631 (1988) and the Post-closure Liability Trust Fund, established pursuant to 42 U.S.C. (S) 9641 (1988), which statutory provisions have been amended or repealed by the Superfund Amendments and Reauthorization Act of 1986, and the "Fund," "Trust Fund," or "Superfund" that are now maintained pursuant to 42 U.S.C. (S) 9507.

     "Funds From Operations" means, for any Person for any period for which such
      ---------------------
amount is being determined, an amount equal to such Person's Net Income for such period excluding gains (losses) from debt restructuring and sales of property (including furniture and equipment) plus depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures.

     "Future Property" means any Hotel Property except for the Initial
      ---------------
Properties which the Borrower or any Subsidiary of the Borrower acquires.

     "GAAP" means United States generally accepted accounting principles as in
      ----
effect from time to time, applied on a basis consistent with the requirements of
Section 1.03.

     "General Partner" means AGH GP, Inc., a Nevada corporation.
      ---------------

     "Governmental Authority" means any foreign governmental authority, the
      ----------------------
United States of America, any state of the United States of America and any subdivision of any of the foregoing, and any agency, department, commission, board, authority or instrumentality, bureau or court having jurisdiction over any Bank, the Parent, the Borrower, any Subsidiaries of the Borrower or the Parent, the Participating Lessee, the Manager or any of their respective Properties.

     "Governmental Proceedings" means any action or proceedings by or before any
      ------------------------
Governmental Authority, including, without limitation, the promulgation, enactment or entry of any Legal Requirement.

     "Ground Lease" means each of the ground leases or subground leases set
      ------------
forth on Schedule 1.01(h) hereto and for a Future Property means any ground lease (a) which is a direct ground lease granted by the fee owner of real property, (b) which may be transferred and/or assigned without the consent of the lessor (or as to which the lease expressly provides that (i) such lease may be transferred and/or assigned with the consent of the lessor and (ii) such consent shall not be unreasonably withheld or delayed), (c) which has a remaining term (including any renewal terms exercisable at the sole option of the lessee) of at least twenty five (25) years, (d) under which no material default has occurred and is continuing, (e) with respect to which a Lien may be granted without the consent of the lessor, and (f) which contains lender protection provisions acceptable to the Documentation Agent, including, without limitation, provisions to the effect that (i) the lessor shall notify any holder of a Lien in such lease of the occurrence of any default by the lessee under such lease and shall afford such holder the option to cure such default, and
(ii) in the event that such lease is terminated, such holder shall have the option to enter into a new lease having terms substantially identical to those contained in the terminated lease.

     "Guarantor" means Parent and each Subsidiary of the Borrower (except the
      ---------
Permitted Other Subsidiaries). The Guarantors on the Effective Date are identified on Schedule 1.01(i).

     "Hazardous Substance" means the substances identified as such pursuant to
      -------------------
CERCLA and those regulated under any other Environmental Law, including without limitation pollutants, contaminants, petroleum, petroleum products, radio nuclides, radioactive materials, and medical and infectious waste.

     "Hazardous Waste" means the substances regulated as such pursuant to any
      ---------------
Environmental Law.

     "Hotel Capital Lease Limit" means for any Hotel Property $1,000 per room in
      -------------------------
such Hotel Property or such other amount of Capital Leases as is approved by the Agents in writing (which approval will not be unreasonably withheld).

     "Hotel Operating Lease Limit" means for any Hotel Property $750 per room in
      ---------------------------
such Hotel Property or such other amount of operating leases as is approved by the Agents in writing (which approval will not be unreasonably withheld).

     "Hotel Property" for any hotel means the Real Property and the Personal
      --------------
Property for such hotel, and the property referred to in Section 11.13.

     "Hotel Value" means, with respect to any Hotel Property, at any date, the
      -----------
value thereof to be calculated as follows:

          (a) For a Seasoned Property, (i) the Adjusted EBITDA for such Seasoned Property for the preceding Rolling Period divided by (ii) ten percent (10.0%);
                                          ----------
and

          (b) For a New Property, the Cost Basis in such New Property.

The initial Hotel Value for the Initial Properties is set forth on Schedule 1.01(b) attached hereto.

     "Improvements" for any hotel means all buildings, structures, fixtures,
      ------------
tenant improvements and other improvements of every kind and description now or hereafter located in or on or attached to the Land for such hotel; and all additions and betterments thereto and all renewals, substitutions and replacements thereof.

     "Indebtedness" means (without duplication), at any time and with respect to
      ------------
any Person, (a) indebtedness of such Person for borrowed money (whether by loan or the issuance and sale of debt securities) or for the deferred purchase price of property or services purchased (other than amounts constituting trade payables or bank drafts arising in the ordinary course); (b) indebtedness of others in the amount which such Person has directly or indirectly assumed or guaranteed or otherwise provided credit support therefor or for which such Person is liable as a partner of such Person; (c) indebtedness of others in the amount secured by a Lien on assets of such Person, whether or not such Person shall have assumed such indebtedness; (d) obligations of such Person in respect of letters of credit, acceptance facilities, or drafts or similar instruments issued or accepted by banks and other financial institutions for the account of such Person (other than trade payables or bank drafts arising in the ordinary course); (e) obligations of such Person under Capital Leases; and (f) obligations under interest rate swap agreements, interest rate cap agreements, interest rate collar agreements or other similar agreements or arrangements designed to protect against fluctuations in interest rates.

     "Initial Properties" means collectively the Hotel Properties listed on
      ------------------
Schedule 1.01(b), and "Initial Property" means any of such Hotel Properties.
                       ----------------

     "Interest Coverage Ratio" means, as of the end of any Rolling Period, a
      -----------------------
ratio of (a) Adjusted EBITDA to (b) Interest Expense, for such Rolling Period.

     "Interest Expense" means, for any Person for any period for which such
      ----------------
amount is being determined, the total interest expense (including that properly attributable to Capital Leases in accordance with GAAP) and all charges incurred with respect to letters of credit determined on a consolidated basis in conformity with GAAP, plus capitalized interest of such Person and its
                      ----
Subsidiaries.

     "Interest Period" means, for each LIBOR Rate Advance comprising part of the
      ---------------
same Borrowing, the period commencing on the date of such Advance or the date of the Conversion of any Prime Rate Advance into such an Advance and ending on the last day of the period selected by the Borrower pursuant to the provisions below and Section 2.02 and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below and Section
2.02. The duration of each such Interest Period shall be one, two, or three months, in each case as the Borrower may select, upon notice received by the Administrative Agent not later than 11:00 a.m. (Dallas, Texas time) on the third Business Day prior to the first day of such Interest Period, provided, however,
                                                             --------  -------
that:

     (a) Interest Periods for Advances of the same Borrowing shall be of the same duration;

     (b) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided that if such extension would cause the last
                         --------
day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day;

     (c) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month in which it would have ended if there were a numerically corresponding day in such calendar month; and

     (d) each successive Interest Period shall commence on the day on which the next preceding Interest Period expires; and

     (e) no Interest Period with respect to any portion of any Advance shall extend beyond the Maturity Date.

     "Interest Rate Agreements" means any interest rate swap agreement, interest
      ------------------------
rate cap agreement, interest rate collar agreement or other similar agreement or arrangement designed to protect the Borrower, the Parent or any of their respective Subsidiaries against fluctuations in interest rates.

     "Investment" means, with respect to any Person, (a) any loan or advance to
      ----------
any other Person, (b) the ownership, purchase or other acquisition of, any Stock, Stock Equivalents, other equity interest, obligations or other securities of, (i) any other Person, (ii) or all or substantially all of the assets of any other Person, or (iii) all or substantially all of the assets constituting the business of a division, branch or other unit operation of any other Person, or
(c) any joint venture or partnership with, or any capital contribution to, or other investment in, any other Person or any real property.

     "Land" for any hotel means the real property upon which the hotel is
      ----
located, together with all rights, title and interests appurtenant to such real property, including without limitation all rights, title and interests to (a) all strips and gores within or adjoining such property, (b) the streets, roads, sidewalks, alleys, and ways adjacent thereto, (c) all of the tenements, hereditaments, easements, reciprocal easement agreements, rights-of-way and other rights, privileges and appurtenances thereunto belonging or in any way pertaining thereto, (d) all reversions and remainders, (e) all air space rights, and all water, sewer and wastewater rights, (e) all mineral, oil, gas, hydrocarbon substances and other rights to produce or share in the production of anything related to such property, and (f) all other appurtenances appurtenant to such property, including without limitation, any now or hereafter belonging or in anywise appertaining thereto.

     "Legal Requirement" means any law, statute, ordinance, decree, requirement,
      -----------------
order, judgment, rule, regulation (or official interpretation of any of the foregoing) of, and the terms of any license or permit issued by, any Governmental Authority.

     "Leverage Ratio" means the ratio of (a) the Parent's Total Indebtedness to
      --------------
(b) the Hotel Value of the Parent's and the Parent's Subsidiaries' Hotel Properties which meet the Parent Property Requirements.

     "LIBOR Lending Office" means, with respect to any Bank, the office of such
      --------------------
Bank specified as its "LIBOR Lending Office" opposite its name on Schedule 11.02 (or, if no such office is specified, its Domestic Lending Office) or such other office of such Bank as such Bank may from time to time specify to the Borrower and the Administrative Agent.

     "LIBOR Rate" means, for the Interest Period for each LIBOR Rate Advance
      ----------
comprising part of the same Borrowing, an interest rate per annum (rounded upward to the nearest whole multiple of 1/16 of 1% per annum) equal to (A) the rate per annum at which deposits in Dollars are offered to prime banks in the London interbank market at 11:00 a.m. (London time) three Business Days before the first day of such Interest Period as shown on the display designated "British Banker's Association Interest Settlement Rates" on the Telerate System ("Telerate") at Page 3750 or Page 3740, or such other page or pages as may replace such pages on Telerate for purposes of displaying such rate, in an amount substantially equal to the Administrative Agent's LIBOR Rate Advance comprising part of such Borrowing and for a period equal to such Interest Period divided by (B) one minus the LIBOR Reserve Requirement; provided, however, that if such rate is not available on Telerate then such offered rate shall be otherwise independently determined by Administrative Agent from an alternate, substantially similar source available to Administrative Agent or shall be calculated by Administrative Agent by a substantially similar methodology as that theretofore used to determine such offered rate in Telerate. It is agreed that for purposes of this definition, LIBOR Rate Advances made hereunder shall be deemed to constitute Eurocurrency Liabilities as defined in Regulation D and to be subject to the reserve requirements of Regulation D.

     "LIBOR Rate Advance" means any Advance which bears interest as provided in
      ------------------
Section 2.06(b).

     "LIBOR Reserve Requirement" shall mean, on any day, that percentage
      -------------------------
(expressed as a decimal fraction) which is in effect on such date, as provided by the Federal Reserve System for determining the maximum reserve requirements generally applicable to financial institutions regulated by the Federal Reserve Board comparable in size and type to the Administrative Agent (including, without limitation, basic, supplemental, marginal and emergency reserves) under Regulation D with respect to "Eurocurrency liabilities" as currently defined as Regulation D, or under any similar or successor regulation with respect to Eurocurrency liabilities or Eurocurrency funding (or other category of liabilities which includes deposits by reference to which the interest rate on a LIBOR Rate Advance is determined or any category or extensions of credit which includes loans by a non-United States office of the Administrative Agent to United States residents). Each determination by the Administrative Agent of the LIBOR Reserve Requirement, shall, in the absence of manifest error, be conclusive and binding upon the Borrower.

     "Lien" means any mortgage, lien, pledge, charge, deed of trust, security
      ----
interest, encumbrance or other type of preferential arrangement to secure or provide for the payment of any obligation of any Person, whether arising by contract, operation of law or otherwise (including, without limitation, the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement).

     "Liquid Investments" means:
      ------------------

     (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States;

     (b) (i) negotiable or nonnegotiable certificates of deposit, time deposits, or other similar banking arrangements maturing within 180 days from the date of acquisition thereof ("bank debt securities"), issued by (A) any Bank or (B) any other bank or trust company which has a combined capital surplus and undivided profit of not less than $250,000,000 or the Dollar Equivalent thereof, if at the time of deposit or purchase, such bank debt securities are rated not less than "A" (or the then equivalent) by the rating service of S&P or of Moody's, and (ii) commercial paper issued by (A) any Bank or (B) any other Person if at the time of purchase such commercial paper is rated not less than "A-2" (or the then equivalent) by the rating service of S&P or not less than "P-2" (or the then equivalent) by the rating service of Moody's, or upon the discontinuance of both of such services, such other nationally recognized rating service or services, as the case may be, as shall be selected by the Borrower with the consent of the Administrative Agent;

     (c) repurchase agreements relating to investments described in clauses (a) and (b) above with a market value at least equal to the consideration paid in connection therewith, with any Person who regularly engages in the business of entering into repurchase agreements and has a combined capital surplus and undivided profit of not less than $250,000,000 or the Dollar Equivalent thereof, if at the time of entering into such agreement the debt securities of such Person are rated not less than "A" (or the then equivalent) by the rating service of S&P or of Moody's; and

     (d) such other instruments (within the meaning of Article 9 of the Texas Business and Commerce Code) as the Borrower may request and the Administrative Agent may approve in writing, which approval will not be unreasonably withheld.

     "Majority Banks" means, at any time, Banks holding at least 51% of the then
      --------------
aggregate unpaid principal amount of the Notes at such time, or, if no such principal amount of the Notes is then outstanding, Banks having at least 51% of the aggregate amount of the Commitments at such time.

     "Management Agreements" means those certain Management Agreements listed on
      ---------------------
Schedule 4.22 attached hereto and any future management agreement for a Hotel Property in substantially the same form or as otherwise approved by the Agents in writing.

     "Manager" means AGHI, or any other manager of a Hotel Property approved by
      -------
the Agents in writing.

     "Manager Controlled Group" means all members of a controlled group of
      ------------------------
corporations and all trades (whether or not incorporated) under common control which, together with the Manager, are treated as a single employer under Section 414 of the Code.

     "Managing Agents" means The Bank of Nova Scotia and Wells Fargo Bank,
      ---------------
National Association as Managing Agents, and any successor Managing Agents.

     "Material Adverse Change" shall mean a material adverse change in the
      -----------------------
business, financial condition, or results of operations of the Borrower, the Parent or any Guarantor, in each case since the date of the most recent financial statements of the Borrower or the Parent delivered to the Banks.

     "Maturity Date" means May 20, 2001.
      -------------

     "Maximum Rate" means the maximum nonusurious interest rate under applicable
      ------------
law.

     "Minimum Tangible Net Worth" means, with respect to the Parent, at any
      --------------------------
time, the sum of $450,000,000 plus (a) 75% of the aggregate net proceeds
                              ----
received by the Parent or any of its Subsidiaries after the date of this Agreement in connection with any offering of Stock or Stock Equivalents of the Parent or its Subsidiaries taken as a whole and (b) 75% of the value of any partnership interests in Borrower issued after the date of this Agreement for the acquisition of a Hotel Property or any interest in a Hotel Property permitted hereunder.

     "Minority Interest Adjustment" means an amount equal to the fair market
      ----------------------------
value on the date of issuance of all partnership interests in the Borrower which
(a) are not directly or indirectly owned by the Parent and (b) have been conveyed to Steven D. Jorns, Bruce G. Wiles, Kenneth E. Barr, James E. Sowell, Louis W. Shaw, II, Kenneth W. Shaw or Persons owned or controlled by such individuals in exchange for a Hotel Property or an ownership interest in a Person which own a Hotel Property.

     "Moody's" means Moody's Investor Service Inc.
      -------

     "Multiemployer Plan" means a "multiemployer plan" as defined in Section
      ------------------
4001(a)(3) of ERISA to which the Borrower or any member of a Controlled Group is making or accruing an obligation to make contributions.

     "Net Cash Proceeds" means (a) the aggregate cash proceeds (including,
      -----------------
without limitation, insurance proceeds) received by the Parent, the Borrower or any of their respective Subsidiaries (as applicable) in connection with any Asset Disposition or Capitalization Event, minus (b) the reasonable expenses of
                                           -----
such Person in connection with such Asset Disposition or such Capitalization Event.

     "Net Income" means, for any Person or Hotel Property for any period for
      ----------
which such amount is being determined, the net income of such Person (on a consolidated basis) or Hotel Property, as applicable, after taxes, as determined in accordance with GAAP, excluding, however, extraordinary items, including but not limited to (i) any net gain or loss during such period arising from the sale, exchange, or other disposition of capital assets (such term to include all fixed assets and all securities) other than in the ordinary course of business and (ii) any write-up or write-down of assets; provided that with respect to Net
                                               --------
Income received from a Non Wholly-Owned Subsidiary or for a

Hotel Property owned by a Non Wholly-Owned Subsidiary, such Person or Hotel Property shall only be deemed to have received the Allocation Percentage of such Net Income, and provided further that to the extent that the Net Income for any
                ----------------
Hotel Property does not include a reasonable allocation of administrative, accounting or other overhead of the Person or Persons who directly or indirectly own or lease such Hotel Property which directly pertains to the operation of Hotel Properties, then such allocation amount shall be deemed subtracted from such Net Income for purposes of the financial tests and other definitions contained in this Agreement which utilize Hotel Property Net Income.

     "Net Worth" means, for any Person, stockholders equity of such Person
      ---------
determined in accordance with GAAP.

     "New Property" means, as at any date, any Hotel Property (including any
      ------------
Renovating Property) that is not a Seasoned Property.

     "Non Wholly-Owned Subsidiary" of a Person means any Subsidiary of such
      ---------------------------
Person which is controlled and managed by such Person, except for a Wholly-Owned Subsidiary.

     "Note" means a subordinated promissory note of the Borrower payable to the
      ----
order of any Bank, in substantially the form of the attached Exhibit A, evidencing indebtedness of the Borrower to such Bank resulting from Advances owing to such Bank, and "Notes means all of such promissory notes.
                         -----

     "Notice of Borrowing" means a notice of borrowing in the form of the
      -------------------
attached Exhibit E signed by a Responsible Officer of the Borrower.

     "Notice of Conversion or Continuation" means a notice of conversion or
      ------------------------------------
continuation in the form of the attached Exhibit F signed by a Responsible Officer of the Borrower.

     "Obligations" means all Advances, and other amounts payable by the Borrower
      -----------
to the Documentation Agent, the Administrative Agent, or the Banks under the Credit Documents.

     "Parent" means American General Hospitality Corporation, a Maryland
      ------
corporation.

     "Parent Common Stock" means the common stock of Parent, par value $.01 per
      -------------------
share.

     "Parent Properties" means all Hotel Properties owned or leased by the
      -----------------
Parent or one of the Parent's Subsidiaries.

     "Parent Property Requirements" means collectively that (a) all Parent
      ----------------------------
Properties must be located within the United States and must be either an Eligible Property or a Permitted Non-Eligible Property under the Senior Credit Agreement; (b) the Cost Basis for the Parent Properties which are located in any one state shall not exceed 20% (except for Florida which shall not exceed 35%) of the Cost Basis for all Parent Properties; (c) the Cost Basis for the Parent Properties which are limited service hotels or extended stay shall not collectively in the aggregate exceed 20% of the Cost Basis for all Parent Properties (for purposes of this definition Courtyards by Marriott shall not be deemed limited service hotels); (d) the Cost Basis for the Parent Properties which are not operated under any franchise or license agreement shall not exceed 15% of the Cost Basis for all Parent Properties; (e) no Hotel Property or other Property shall cause the Parent to forfeit the Parent's tax status as a REIT; and (f) the Cost Basis for Parent Properties which are subject to a ground lease shall not exceed 22.5% of the Cost Basis or 22.5% of the total guest rooms for all Parent Properties.

     "Parent Total Cost Basis" means the sum of (a) the Minority Interest
      -----------------------
Adjustment plus (b) the cost of all Hotel Properties owned or leased by the
           ----
Parent and its Subsidiaries on a Consolidated basis determined in accordance with GAAP.

     "Participating Leases" means those certain Participating Leases listed on
      --------------------
Schedule 1.01(j) attached hereto and any future participating lease for a Hotel Property approved by the Agents in writing (which approval shall not be unreasonably withheld).

     "Participating Lessee" means AGH Leasing, TT Leasing, Prime Hospitality and
      --------------------
any future participating lessee for a Hotel Property approved by the Agents in writing (which approval shall not be unreasonably withheld as long as such Person is at least 65% owned by the same individuals required of a Participating Lessee pursuant to the provisions of Section 8.01(r)).

     "Participating Lessee Controlled Group" means all members of a controlled
      -------------------------------------
group of corporations and all trades (whether or not incorporated) under common control which, together with the Participating Lessee, are treated as a single employer under Section 414 of the Code.

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity
      ----
succeeding to any or all of its functions under ERISA.

     "Permitted Encumbrances" means the Liens permitted to exist pursuant to
      ----------------------
Section 6.01.

     "Permitted Hazardous Substances" means (a) Hazardous Substances, petroleum
      ------------------------------
and petroleum products which are (i) used in the ordinary course of business and in typical quantities for a hotel and (ii) generated, used and disposed of in accordance with all Legal Requirements and good hotel industry practice and (b) non-friable asbestos to the extent (i) that no applicable Legal Requirements require removal of such asbestos from the Hotel Property and (ii) such asbestos is encapsulated in accordance with all applicable Legal Requirements and such reasonable operations and maintenance program as may be required by the Agents.

     "Permitted Hotel Sale" means the Asset Disposition of all, but not a
      --------------------
portion, of (a) a Hotel Property or (b) the ownership interest in a Subsidiary of the Borrower which owns a Hotel Property, in either case for which the Conditions to Asset Disposition are satisfied or will be satisfied within the time periods required under this Agreement; provided, however, that the Borrower shall be entitled to sell the office building portion of the Houston, Texas Marriott as long as the other Conditions to Asset Disposition are satisfied in connection with such sale.

     "Permitted Non-Eligible Property" means a Hotel Property deemed a
      -------------------------------
"Permitted Non-Eligible Property" under the Senior Credit Agreement.

     "Permitted Non-Voting Stock Company" means a corporation (a) which has one
      ----------------------------------
class of voting common stock which is 91% owned by Steven D. Jorns and 9% owned by the Borrower or a Subsidiary of the Borrower and one class of non-voting common stock (the "Non-Voting Stock") owned entirely by the Borrower or a Subsidiary of the Borrower, (b) which has Steven D. Jorns as its president or chief executive officer, (c) which has articles of incorporation, by-laws or other organizational documents which provide that the Non-Voting Stock stockholder is entitled to at least 95% of all dividends declared by the Board of Directors of the Permitted Non-Voting Stock Company, (d) which has no Liens on any of the Hotel Properties owned by such Person except Permitted Encumbrances and Liens which are held by the Borrower, and (e) the ownership of which by the Borrower or any Subsidiary of the Borrower would not cause a Material Adverse Change.

     "Permitted Non-Voting Stock Investment" means (a) the Non-Voting Stock of a
      -------------------------------------
Permitted Non-Voting Stock Company and (b) a loan to a Permitted Non-Voting Stock Company which may or may not be secured by a Permitted Non-Voting Stock Mortgage.

     "Permitted Non-Voting Stock Mortgage" means a Lien on a Hotel Property
      -----------------------------------
owned by a Permitted Non-Voting Stock Company which is held by the Borrower.

     "Permitted Officer Assignment" means such sales, assignments or pledges of
      ----------------------------
such legal and beneficial interests in the Parent or the Borrower by Steven D. Jorns, Bruce Wiles, Russ Valentine or Kenneth E. Barr or any of their respective Associates which for any such individual and such individual's Associates either
(a) does not result in a decrease in such individual's or individual's Associates' ownership interests below 50% of the ownership interests in the Borrower and the Parent's common stock represented by the sum of (i) the interests that are owned on the date of this Agreement by such individual or such individual's Associates and which is not subject to forfeiture on the date of this Agreement and (ii) for which such individual or such individual's Associates have vested options to acquire as of the date of this Agreement, (b) occurs following such individual's termination of employment with the Parent or
(c) involves the exchange of ownership interests in the Borrower for the Parent's common stock.

     "Permitted Other Subsidiaries" means Persons deemed "Permitted Other
      ----------------------------
Subsidiaries" under the Senior Credit Agreement.

     "Person" means an individual, partnership, corporation (including a
      ------
business trust), joint stock company, trust, unincorporated association, limited liability company, joint venture or other entity, or a government or any political subdivision or agency thereof or any trustee, receiver, custodian or similar official.

     "Personal Property" for any Hotel Property means all FF&E, inventory and
      -----------------
other personal property of every kind, whether now existing or hereafter acquired, tangible and intangible, now or hereafter located on or about the Land, and used or to be used in the future in connection with the operation of such Hotel Property.

     "Plan" means an employee benefit plan (other than a Multiemployer Plan)
      ----
maintained for employees of the Borrower or any member of a Controlled Group and covered by Title IV of ERISA or subject to the minimum funding standards under
Section 412 of the Code.

     "Preliminary Property Plan" means for any Hotel Property, the preliminary
      -------------------------
financial projections of the Capital Expenditures and the expenditures for FF&E for such Hotel Property in connection with a renovation or expansion (but not maintenance) of such Hotel Property, as such projections may be amended by the Borrower from time to time.

     "Prime Hospitality" means Prime Hospitality Corp. or an Affiliate of Prime
      -----------------
Hospitality Corp.

     "Prime Rate" means a fluctuating interest rate per annum as shall be in
      ----------
effect from time to time equal to the rate of interest publicly announced by the Administrative Agent as its prime commercial lending rate (which may not be the lowest rate offered to its customers), whether or not the Borrower has notice thereof.

     "Prime Rate Advance" means an Advance which bears interest as provided in
      ------------------
Section 2.06(a).

     "Property" of any Person means any property or assets (whether real,
      --------
personal, or mixed, tangible or intangible) of such Person.

     "Property Adjustment Report" means a certificate of the Borrower in
      --------------------------
substantially the form of the attached Exhibit G.

     "Property Information" for any Hotel Property means:
      --------------------

     (a)  an Engineering Report and Environmental Report for such Hotel
Property,

     (b) a commitment for a Title Policy for such Hotel Property, together with a legible copy of all documents referred to in such commitment,

     (c) a copy of each of the following for such Hotel Property certified as true and correct by the Borrower:

          i. If the Hotel Property is subject to a franchise agreement, the franchise agreement and any requirements or conditions imposed by the Franchisor at such time in connection with the franchise agreement, including without limitation any requirements with respect to Capital Expenditures or expenditures for FF&E for the Hotel Property;

          ii.  Management Agreement;

          iii. Participating Lease;

          iv. If the Hotel Property is subject to a ground lease, the ground lease; and

          v. The Property Owner's articles of incorporation, by-laws, partnership agreements, as applicable, and certificates of existence, good standing and authority to do business from each appropriate state authority, and partnership or corporate, as applicable, authorizations authorizing the execution, delivery and performance of the Accession Agreement all certified to be true and complete by a duly authorized officer of such Property Owner;

     (d) if the Borrower has received a survey of the Real Property, a copy of such survey;

     (e) (i) a description of such Hotel Property, such description to include the age, location and number of rooms or suites of such Hotel Property, and (ii) to the extent available, statistics with respect to the occupancy of the Hotel Property, operating statements, and an analysis of the revenue per available room, in each case for the prior Fiscal Year and the completed Fiscal Quarters of the current Fiscal Year;

     (f) certificates and policies of insurance evidencing that the Hotel Property is covered by the insurance required pursuant to Section 5.07 hereof, provided that for the required earthquake insurance for the Initial Properties the policy or policies for such earthquake insurance need only be delivered within 30 days of the date of this Agreement;

     (g) If the Hotel Property serves as collateral for any Indebtedness, a description of the chief financial terms of such Indebtedness; and

     (h)  all other documents reasonably required by either Agent.

     "Property Owner" for any Initial Property or Future Property, means the
      --------------
Person who owns fee or leasehold title interest (as applicable) in, and to such Property.

     "Pro Rata Share" means, at any time with respect to any Bank, either (a)
      --------------
the ratio (expressed as a percentage) of such Bank's Commitment at such time to the aggregate Commitments at such time or (b) if the Commitments have been terminated, the ratio (expressed as a percentage) of such

Bank's aggregate outstanding Advances at such time to the aggregate outstanding Advances of all the Banks at such time.

     "Real Property" for any hotel means the Land and the Improvements for such
      -------------
hotel, including without limitation, parking and other ancillary functions necessary for the operation of such hotel, and, (a) with respect to the Houston, Texas Marriott shall include the Land and the Improvements for the office building owned by the Borrower or a Guarantor other than the Parent in connection with such hotel and (b) with respect to the St. Tropez hotel, Las Vegas, Nevada shall include the Land and the Improvements for the retail property owned by the Borrower or a Guarantor other than the Parent in connection with such hotel.

     "Register" has the meaning set forth in paragraph (c) of Section 11.06.
      --------

     "REIT" means a real estate investment trust under Sections 856-860 of the
      ----
Code.

     "Release" shall have the meaning set forth in CERCLA or under any other
      -------
Environmental Law.

     "Remedial Action" has the meaning set forth in Section 10.03.
      ---------------

     "Renovating Property" means a Hotel Property (i) that has been owned for
      -------------------
four or more, but less than six, consecutive full Fiscal Quarters by the Borrower or by a Person that has been a Subsidiary of the Borrower during such entire period and (ii) with respect to which renovation, consisting of alterations, remodeling and other similar work having an aggregate cost exceeding ten percent (10%) of the Cost Basis in such Hotel Property, was commenced within 180 days of such acquisition and was completed, or is reasonably expected to be completed, within eighteen (18) months of such acquisition.

     "Reportable Event" means any of the events set forth in Section 4043(b) of
      ----------------
ERISA.

     "Response" shall have the meaning set forth in CERCLA or under any other
      --------
Environmental Law.

     "Responsible Officer" means the Chief Executive Officer, President,
      -------------------
Executive Vice President or Chief Financial Officer of any Person.

     "Restricted Payment" means (a) any direct or indirect payment, prepayment,
      ------------------
redemption, purchase, or deposit of funds or Property for the payment (including any sinking fund or defeasance), prepayment, redemption or purchase of Indebtedness not permitted by this Agreement, and (b) the making by any Person of any dividends or other distributions (in cash, property, or otherwise) on, or payment for the purchase, redemption or other acquisition of, any shares of any capital stock, any limited liability company interests or any partnership interests of such Person, other than dividends or distributions payable in such Person's stock, limited liability company interests or any partnership interests.

     "Required Work" means for any Initial Property, the work described on
      -------------
Schedule 5.06 attached hereto as may be modified by agreement between the Borrower and the Agents, and for any Future Property, the work agreed upon by the Borrower and the Agents, if any, as the Required Work for such Future Property, if any.

     "Rolling Period" means, as of any date, the four Fiscal Quarters ending
      --------------
immediately preceding such date.

     "S&P" means Standard & Poor's Ratings Group, a division of McGraw-Hill,
      ---
Inc., or any successor thereof.

     "Seasoned Property" means, as at any date, a Hotel Property (excluding any
      -----------------
Renovating Property) that has been owned for four (4) or more Fiscal Quarters, by the Borrower or by a Person that has been a Subsidiary of the Borrower during such entire period.

     "Secured Non-Recourse Indebtedness" of any Person means all Indebtedness of
      ---------------------------------
such Person with respect to which recourse for payment is limited to specific assets encumbered by a Lien securing such Indebtedness; provided, however, that
                                                        --------  -------
personal recourse of a holder of Indebtedness against any obligor with respect thereto for fraud, misrepresentation, misapplication of cash, non-payment of real estate taxes or ground lease rent, waste and other circumstances customarily excluded from non-recourse provisions in non-recourse financing of real estate shall not, by itself, prevent any Indebtedness from being characterized as Secured Non-Recourse Indebtedness, provided further that if a
                                                    -------- ------- ----
personal recourse claim is made in connection therewith, such claim shall not constitute Secured Non-Recourse Indebtedness for the purposes of this Agreement.

     "Secured Recourse Indebtedness" of any Person means any Total Indebtedness
      -----------------------------
(excluding any Secured Non-Resource Indebtedness) of such Person for which the obligations thereunder are secured by a Lien on any assets of such Person or its Subsidiaries.

     "Senior Administrative Agent" means the administrative agent under the
      ---------------------------
Senior Credit Agreement.

     "Senior Credit Agreement" means that Amended and Restated Senior Unsecured
      -----------------------
Credit Agreement dated as of even date herewith, between the Borrower and certain lenders, as may be amended, modified or extended in accordance with the provisions of this Agreement.

     "Senior Credit Documents" means that Senior Credit Agreement and the
      -----------------------
promissory notes, guaranties and other documents executed in connection with the Senior Credit Agreement.

     "Senior Creditors" means the holders of the Senior Obligations.
      ----------------

     "Senior Obligations" means the Indebtedness of the Borrower, the Parent and
      ------------------
their respective Subsidiaries under the Senior Credit Documents, including interest (including interest accruing after the filing of a petition initiating any proceeding pursuant to any bankruptcy law with respect to the Borrower as debtor) and reimbursement obligations thereunder.

     "Senior Payment Default" has the meaning set forth in Section 10.02.
      ----------------------

     "Status" means the existence of Level I Status or Level II Status, as the
      ------
case may be. As used in this definition:

          "Level I Status" exists at any date if, at such date, the Leverage
           --------------
     Ratio is less than 55%; and

          "Level II Status" exists at any date if, at such date, the Leverage
           ---------------
     Ratio is equal to or greater than 55%.

Status shall be determined and changed as of the 50th day following any Fiscal Quarter. Notwithstanding the foregoing, until the 50th day following the Fiscal Quarter ending March 31, 1998, the Status in effect under this Agreement shall be Level I Status.

     "Stock" means shares of capital stock, beneficial or partnership interests,
      -----
participations or other equivalents (regardless of how designated) of or in a corporation or equivalent entity, whether voting or non-voting, and includes, without limitation, common stock and preferred stock.

     "Stock Equivalents" means all securities (other than Stock) convertible
      -----------------
into or exchangeable for Stock and all warrants, options or other rights to purchase or subscribe for any stock, whether or not presently convertible, exchangeable or exercisable.

     "Subordinate Guaranty" means one or more Subordinate Guaranty and
      --------------------
Contribution Agreements in substantially the form of the attached Exhibit H executed by the Borrower and all of the Subsidiaries of the Borrower (excluding the Permitted Other Subsidiaries), evidencing the joint and several guaranty by the signatories thereto of the obligations of Borrower in respect of the Credit Documents and the obligations of landlords under Participating Leases, and any future guaranty and contribution agreement executed to secure Advances except for Supplemental Guaranties, as any of such agreements may be amended hereafter in accordance with the terms of such agreements.

     "Subsidiary" of a Person means any corporation, association, partnership or
      ----------
other business entity of which more than 50% of the outstanding shares of capital stock (or other equivalent interests) having by the terms thereof ordinary voting power under ordinary circumstances to elect a majority of the board of directors or Persons performing similar functions (or, if there are no such directors or Persons, having general voting power) of such entity (irrespective of whether at the time capital stock (or other equivalent interests) of any other class or classes of such entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more Subsidiaries of such Person or by one or more Subsidiaries of such Person. A Permitted Non-Voting Stock Company shall not be deemed a Subsidiary of either the Borrower or the Parent for all purposes under this Agreement.

     "Super Majority Banks" means, at any time, Banks holding at least 66 2/3%
      --------------------
of the then aggregate unpaid principal amount of the Notes at such time, or, if no such principal amount of the Notes is then outstanding, Banks having at least 66 2/3% of the aggregate amount of the Commitments at such time.

     "Supplemental Guarantor" means any partner of the Borrower except for the
      ----------------------
Parent, the Guarantors, the General Partner or AGH LP that executes a Supplemental Guaranty.

     "Supplemental Guaranty" means any future assumption of liability in a form
      ---------------------
reasonably acceptable to the Agents executed by a Supplemental Guarantor to secure Advances, as such future supplemental guaranties may be amended hereafter in accordance with their terms.

     "Termination Event" means (a) the occurrence of a Reportable Event with
      -----------------
respect to a Plan, as described in Section 4043 of ERISA and the regulations issued thereunder (other than a Reportable Event not subject to the provision for 30-day notice to the PBGC under such regulations), (b) the withdrawal of the Borrower or any of a Controlled Group from a Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (c) the giving of a notice of intent to terminate a Plan under Section 4041(c) of ERISA,
(d) the institution of proceedings to terminate a Plan by the PBGC, or (e) any other event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

     "Total Assets" of any Person means, at any date, the total assets of such
      ------------
Person and its Subsidiaries at such date determined on a consolidated basis in conformity with GAAP.

     "Total Availability" means, at any date of its determination, an amount
      ------------------
equal to (a) the Parent's and the Parent's Subsidiaries' Consolidated Adjusted EBITDA for the Rolling Period immediately preceding such date multiplied by (i) on or prior to December 31, 1998, six (6) and (ii) after December 31, 1998, five
(5), minus (b) the sum of (i) all Indebtedness of the Parent and its
     -----
Subsidiaries outstanding on such date, including without limitation the Senior Obligations, Secured Recourse Indebtedness and Secured Non-Recourse Indebtedness and (ii) to the extent not included in the preceding clause (i), the aggregate face amount of any letters of credit issued under the Senior Credit Agreement.

     "Total Availability Determination Date" means any date the Total
      -------------------------------------
Availability is determined in accordance with Section 2.14.

     "Total Indebtedness" of any Person means the sum of the following (without
      ------------------
duplication): (a) all Indebtedness of such Person and its Subsidiaries determined on a Consolidated basis in conformity with GAAP, plus (b) such
                                                            ----
Person's Unconsolidated Entity Percentage of Indebtedness (including Secured Non-Recourse Indebtedness) of such Person's Unconsolidated Entities, minus (c)
                                                                     -----
to the extent included in the calculation of either of the preceding clauses (a) or (b), trade payables and accruals permitted under the provisions of Section 6.02(e) hereof and the amount of any minority interests.

     "TT Leasing" means Twin Towers Leasing, L.P., a Delaware limited
      ----------
partnership.

     "Type" has the meaning set forth in Section 1.04.
      ----

     "Unconsolidated Entity" means, with respect to any Person, at any date, any
      ---------------------
other Person in whom such Person holds an Investment, which Investment is accounted for in the financial statements of such Person on an equity basis of accounting and whose financial results would not be consolidated under GAAP with the financial results of such Person on the consolidated financial statements of such Person, if such statements were prepared as of such date.

     "Unconsolidated Entity Percentage" means, for any Person, with respect to a
      --------------------------------
Person's Unconsolidated Entity, the percentage ownership interest of such Person in such Unconsolidated Entity, provided that, in the event that such Person is
                               --------------
the general partner of such Unconsolidated Entity, such Person's Unconsolidated Entity Percentage with respect to such Unconsolidated Entity shall be the percentage of the general partner interests owned by such Person in such Unconsolidated Entity with respect to any Indebtedness for which recourse may be made against any general partner of such Unconsolidated Entity.

     "Unencumbered" means, with respect to any Hotel Property, at any date of
      ------------
determination, the circumstance that such Hotel Property on such date:

          (a) is not subject to any Liens (including restrictions on transferability or assignability) of any kind (including any such Lien or restriction imposed by (i) any agreement governing Indebtedness, and (ii) the organizational documents of the Borrower or any of its Subsidiaries, but excluding Permitted Encumbrances and, in the case of any Ground Lease (to the extent permitted by the definition thereof), restrictions on transferability or assignability in respect of such Ground Lease);

          (b) is not subject to any agreement (including (i) any agreement governing Indebtedness, and (ii) if applicable, the organizational documents of the Borrower or any of its Subsidiaries) which prohibits or limits the ability of the Borrower or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon such Hotel Property, other than Permitted

Encumbrances (excluding any agreement or organizational document which limits generally the amount of Indebtedness which may be incurred by the Borrower or its Subsidiaries); and

          (c) is not subject to any agreement (including any agreement governing Indebtedness) which entitles any Person to the benefit of any Lien (other than Permitted Encumbrances) on such Hotel Property, or would entitle any Person to the benefit of any such Lien upon the occurrence of any contingency (including, without limitation, pursuant to an "equal and ratable" clause).

For the purposes of this Agreement, any Hotel Property owned by a Subsidiary of the Borrower shall not be deemed to be Unencumbered unless both (i) such Hotel Property and (ii) all Stock owned directly or indirectly by Borrower in such Subsidiary is Unencumbered.

     "Wholly-Owned Subsidiary" of a Person means any Subsidiary for which such
      -----------------------
Person's ownership interest is 99% or more.

     Section 1.02  Computation of Time Periods.  In this Agreement in the
                   ---------------------------
computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

     Section 1.03  Accounting Terms; Changes in GAAP.
                   ---------------------------------

     (a) All accounting terms not specifically defined in this Agreement shall be construed in accordance with GAAP applied on a consistent basis with those applied in the preparation of the Financial Statements.

     (b) Unless otherwise indicated, all financial statements of the Borrower and the Parent, all calculations for compliance with covenants in this Agreement, and all calculations of any amounts to be calculated under the definitions in Section 1.01 shall be based upon the Consolidated accounts of the Borrower, the Parent and their respective Subsidiaries (as applicable) in accordance with GAAP.

     (c) If any changes in accounting principles after December 31, 1997 required by GAAP or the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or similar agencies results in a change in the method of calculation of, or affects the results of such calculation of, any of the financial covenants, standards or terms found in this Agreement, then the parties shall enter into and diligently pursue negotiations in order to amend such financial covenants, standards or terms so as to equitably reflect such change, with the desired result that the criteria for evaluating the financial condition of Borrower and its Subsidiaries (determined on a Consolidated basis) shall be the same after such change as if such change had not been made.

     Section 1.04  Types of Advances. Advances are distinguished by "Type". The
                   -----------------
"Type" of an Advance refers to the determination whether such Advance is a LIBOR Rate Advance or Prime Rate Advance, each of which constitutes a Type.

     Section 1.05  Miscellaneous. Article, Section, Schedule and Exhibit
                   -------------
references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified.

                                  ARTICLE II

                                 THE ADVANCES

     Section 2.01  The Advances.  Each Bank severally agrees, on the terms and
                   ------------
conditions set forth in this Agreement, to make Advances to the Borrower from time to time on any Business Day on or prior to September 30, 1998 in an aggregate amount not to exceed at any time outstanding an amount equal to such Bank's Commitment. The aggregate amount of all outstanding Advances at any time may not exceed either the lesser of (i) the aggregate Commitments at such time or (ii) the Total Availability at such time. After September 30, 1998 the Borrower cannot request any additional Advances; provided that the Borrower can request that Advances outstanding on September 30, 1998 be continued or Converted as provided in this Agreement. The Borrower may from time to time prepay Advances pursuant to Section 2.07. Any Advances that are repaid cannot be
                                                                       ------
reborrowed.

     Section 2.02  Method of Borrowing.
                   -------------------

     (a)  Notice.  Each Borrowing shall be made pursuant to a Notice of
          ------
Borrowing, given not later than 11:00 a.m. (Dallas, Texas time) (i) on the third Business Day before the date of the proposed Borrowing, in the case of a Borrowing consisting of LIBOR Rate Advances, or (ii) on the Business Day before the date of the proposed Borrowing, in the case of a Borrowing consisting of Prime Rate Advances, by the Borrower to the Administrative Agent, which shall give each Bank prompt notice on the day of receipt of such timely Notice of Borrowing of such proposed Borrowing by telecopier. Each Notice of Borrowing shall be in writing or by telecopier specifying the requested (i) date of such Borrowing, (ii) Type of Advances comprising such Borrowing, (iii) aggregate amount of such Borrowing, and (iv) if such Borrowing is to be comprised of LIBOR Rate Advances, the Interest Period for each such Advance. In the case of a proposed Borrowing comprised of LIBOR Rate Advances, the Administrative Agent shall promptly notify each Bank of the applicable interest rate under Section 2.06(b). Each Bank shall, before 11:00 a.m. (Dallas, Texas time) on the date of such Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at its address referred to in Section 11.02, or such other location as the Administrative Agent may specify by notice to the Banks, in same day funds, such Bank's Pro Rata Share of such Borrowing. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower at its account with the Administrative Agent.

     (b)  Conversions and Continuations. In order to elect to Convert or
          -----------------------------
continue Advances comprising part of the same Borrowing under this Section, the Borrower shall deliver an irrevocable Notice of Conversion or Continuation to the Administrative Agent at the Administrative Agent's office no later than 11:00 a.m. (Dallas, Texas time) (i) on the date which is at least three Business Days in advance of the proposed Conversion or continuation date in the case of a Conversion to or a continuation of a Borrowing comprised of LIBOR Rate Advances and (ii) on the Business Day prior to the proposed conversion date in the case of a Conversion to a Borrowing comprised of Prime Rate Advances. Each such Notice of Conversion or Continuation shall be in writing or by telecopier, specifying (i) the requested Conversion or continuation date (which shall be a Business Day), (ii) the Borrowing amount and Type of the Advances to be Converted or continued, (iii) whether a Conversion or continuation is requested, and if a Conversion, into what Type of Advances, and (iv) in the case of a Conversion to, or a continuation of, LIBOR Rate Advances, the requested Interest Period. Promptly after receipt of a Notice of Conversion or Continuation under this paragraph, the Administrative Agent shall provide each Bank with a copy thereof and, in the case of a Conversion to or a continuation of LIBOR Rate Advances, notify each Bank of the applicable interest rate under Section 2.06(b). For purposes other than the conditions set forth in Section 3.02, the portion of Advances comprising part of the same Borrowing that are Converted to Advances of another Type shall constitute a new Borrowing. If the Borrower shall fail to specify an Interest Period for a LIBOR Rate Advance including the continuation of a LIBOR Rate Advance, the Borrower shall be deemed to have selected a Prime Rate Advance.

     (c)  Certain Limitations.  Notwithstanding anything in paragraphs (a) and
          -------------------
(b) above:

          (i) in the case of LIBOR Rate Advances each Borrowing shall be in an aggregate amount of not less than $2,000,000 or greater multiples of $100,000;

          (ii) except for Borrowings for the acquisition of Future Properties by the Borrower or its Subsidiary, the Borrower may not request Borrowings on more than three days in any calendar month.

          (iii) at no time shall there be more than five Interest Periods applicable to outstanding LIBOR Rate Advances;

          (iv) the Borrower may not select LIBOR Rate Advances for any Borrowing to be made, Converted or continued if a Default has occurred and is continuing;

          (v) if any Bank shall, at any time prior to the making of any requested Borrowing comprised of LIBOR Rate Advances, notify the Administrative Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or that any central bank or other governmental authority asserts that it is unlawful, for such Bank or its LIBOR Lending Office to perform its obligations under this Agreement to make LIBOR Rate Advances or to fund or maintain LIBOR Rate Advances, then such Bank's Pro Rata Share of such Borrowing shall be made as a Prime Rate Advance, provided that such Prime Rate Advance shall be considered part of the same Borrowing and interest on such Prime Rate Advance shall be due and payable at the same time that interest on the LIBOR Rate Advances comprising the remainder of such Borrowing shall be due and payable; and such Bank agrees to use commercially reasonable efforts (consistent with its internal policies and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such designation would avoid the effect of this paragraph and would not, in the reasonable judgment of such Bank, be otherwise materially disadvantageous to such Bank;

          (vi) if the Administrative Agent is unable to determine the LIBOR Rate for LIBOR Rate Advances comprising any requested Borrowing, the right of the Borrower to select LIBOR Rate Advances for such Borrowing or for any subsequent Borrowing shall be suspended until the Administrative Agent shall notify the Borrower and the Banks that the circumstances causing such suspension no longer exist, and each Advance comprising such Borrowing shall be a Prime Rate Advance;

          (vii) if the Majority Banks shall, at least one Business Day before the date of any requested Borrowing, notify the Administrative Agent that the LIBOR Rate for LIBOR Rate Advances comprising such Borrowing will not adequately reflect the cost to such Banks of making or funding their respective LIBOR Rate Advances, as the case may be, for such Borrowing, the right of the Borrower to select LIBOR Rate Advances for such Borrowing or for any subsequent Borrowing shall be suspended until the Administrative Agent shall notify the Borrower and the Banks that the circumstances causing such suspension no longer exist, and each Advance comprising such Borrowing shall be a Prime Rate Advance; and

          (viii) if the Borrower shall fail to select the duration or continuation of any Interest Period for any LIBOR Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01 and paragraph (a) or (b) above, the Administrative Agent will forthwith so notify the Borrower and the Banks and such Advances will be made available to the Borrower on the date of such Borrowing as Prime Rate Advances or, if an existing Advance, Converted into Prime Rate Advances.

     (d)  Notices Irrevocable. Each Notice of Borrowing and Notice of Conversion
          -------------------
or Continuation shall be irrevocable and binding on the Borrower. In the case of any Borrowing which the related Notice of Borrowing specifies is to be comprised of LIBOR Rate Advances, the Borrower shall indemnify each Bank against any loss, out-of-pocket cost or expense incurred by such Bank as a result of any condition precedent for Borrowing set forth in Article III not being satisfied for any reason, including, without limitation, any loss, cost or expense actually incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund the Advance to be made by such Bank as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

     (e)  Administrative Agent Reliance. Unless the Administrative Agent shall
          -----------------------------
have received notice from a Bank before the date of any Borrowing that such Bank will not make available to the Administrative Agent such Bank's Pro Rata Share of the Borrowing, the Administrative Agent may assume that such Bank has made its Pro Rata Share of such Borrowing available to the Administrative Agent on the date of such Borrowing in accordance with paragraph (a) of this Section 2.02 and the Administrative Agent may, in reliance upon such assumption, make available to the

Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made its Pro Rata Share of such Borrowing available to the Administrative Agent, such Bank and the Borrower severally agree to immediately repay to the Administrative Agent on demand such corresponding amount, together with interest on such amount, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable on each such day to Advances comprising such Borrowing and (ii) in the case of such Bank, the Federal Funds Rate for each such day. If such Bank shall repay to the Administrative Agent such corresponding amount and interest as provided above, such corresponding amount so repaid shall constitute such Bank's Advance as part of such Borrowing for purposes of this Agreement even though not made on the same day as the other Advances comprising such Borrowing.

     (f)  Bank Obligations Several.  The failure of any Bank to make the Advance
          ------------------------
to be made by it as part of any Borrowing shall not relieve any other Bank of its obligation, if any, to make its Advance on the date of such Borrowing. No Bank shall be responsible for the failure of any other Bank to make the Advance to be made by such other Bank on the date of any Borrowing.

     (g)  Notes.  The indebtedness of the Borrower to each Bank resulting from
          -----
Advances owing to such Bank shall be evidenced by the Note of the Borrower payable to the order of such Bank in substantially the form of Exhibit A.

     Section 2.03  Fees.
                   ----

     (a)  Fee Letter.  The Borrower agrees to pay to the Agents and the Managing
          ----------
Agents for their benefit the fees set forth in the Fee Letter as and when the same are due and payable pursuant to the terms of the Fee Letter.

     (b)  Real Estate Acquisition Finance Fees.  The Borrower agrees to pay to
          ------------------------------------
the Administrative Agent for the benefit of each Bank on the date of this Agreement, a real estate acquisition finance fee equal to .50% of such Bank's Commitment.

     (c)  New Advance Fees.  The Borrower agrees to pay to the Administrative
          ----------------
Agent for the benefit of each Bank on the date of each Borrowing under this Agreement except for the Conversion or continuation of existing Advances, an advance fee equal to .50% of the amount of such Bank's Advance made under such Borrowing.

     (d)  Outstanding Advance Fees.  The Borrower agrees to pay to the
          ------------------------
Administrative Agent for the benefit of each Bank on the applicable date of calculation, .1875% on such Bank's outstanding Advances on September 30, 1998;
 .375% on such Bank's outstanding Advances on December 31, 1998; .50% on such Bank's outstanding Advances on March 31, 1999, June 30, 1999, September 30, 1999 and December 31, 1999; and .75% on such Bank's outstanding Advances on the last day of each quarter thereafter.

     Section 2.04  Reduction of the Commitments.
                   ----------------------------

     (a)  Upon the occurrence of any of the following:

          (i) a change in control is reported by the Borrower, the Parent, AGH Leasing or any other Participating Lessee which is an Affiliate of the Borrower, or AGHI in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or

          (ii) any "person" (as such term is used in Section 13(d) and Section 14(d)(2) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Borrower, the Parent, AGH Leasing or any other Participating Lessee which is an Affiliate of the Borrower, or AGHI representing the Control Percentage or more of the combined voting power of the Borrower's, the Parent's, such Participating Lessee's or AGHI's, as applicable, then outstanding securities;

then, in such event the Majority Banks may, at their sole option upon written notice to the Borrower (a "Termination Notice"), declare the obligation of each Bank to make Advances to be terminated, whereupon the same shall forthwith terminate and the Commitments shall reduce to zero.

     Notwithstanding the foregoing, a "change of control" shall not be deemed to occur as a result of the acquisition of securities of the Borrower, the Parent, AGH Leasing or any other Participating Lessee which is an Affiliate of the Borrower or AGHI by any of Steven D. Jorns, Bruce G. Wiles, Kenneth E. Barr, James E. Sowell, Louis W. Shaw, II, Kenneth W. Shaw or their respective Associates (as such term is defined in Rule 12b-2 promulgated under the Exchange
Act) or controlled Affiliates.

     Section 2.05  Repayment of Advances.  The Borrower shall repay the
                   ---------------------
outstanding principal amount of each Advance on the Maturity Date.

     Section 2.06  Interest, Late Payment Fee.  The Borrower shall pay interest
                   --------------------------
on the unpaid principal amount of each Advance made by each Bank from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

     (a)  Prime Rate Advances.  If such Advance is a Prime Rate Advance, a rate
          -------------------
per annum (computed on the actual number of days elapsed, including the first day and excluding the last, based on a 365 day year) equal at all times to the lesser of (i) the Adjusted Prime Rate in effect from time to time plus the
                                                                  ----
Applicable Margin and (ii) the Maximum Rate, payable in arrears on the last Business Day of each calendar month and on the date such Prime Rate Advance shall be paid in full, provided that during the continuance of an Event of
                       --------
Default, Prime Rate Advances shall bear interest at a rate per annum equal at all times to the lesser of (i) the rate required to be paid on such Advance immediately prior to the date on which such amount becomes due plus three
                                                               ----
percent (3%) and (ii) the Maximum Rate.

     (b)  LIBOR Rate Advances.  If such Advance is a LIBOR Rate Advance, a rate
          -------------------
per annum (computed on the actual number of days elapsed, including the first day and excluding the last, based on a 360 day year) equal at all times during the Interest Period for such Advance to the lesser of (i) the LIBOR Rate for such Interest Period plus the Applicable Margin and (ii) the Maximum Rate,
                     ----
payable in arrears on the last day of such Interest Period, and on the date such LIBOR Rate Advance shall be paid in full, and, with respect to LIBOR Rate Advances having an Interest Period in excess of 30 days, the last day of each calendar month during such Interest Period excluding the month in which such LIBOR Rate Advance shall be paid in full; provided that during the continuance
                                          --------
of an Event of Default, LIBOR Rate Advances shall bear interest at a rate per annum equal at all times to the lesser of (i) the rate required to be paid on such Advance immediately prior to the date on which such amount became due plus
                                                                           ----
three percent (3%) and (ii) the Maximum Rate.

     (c)  Usury Recapture.  In the event the rate of interest chargeable under
          ---------------
this Agreement or the Notes at any time is greater than the Maximum Rate, the unpaid principal amount of the Notes shall bear interest at the Maximum Rate until the total amount of interest paid or accrued on the Notes equals the amount of interest which would have been paid or accrued on the Notes if the stated rates of interest set forth in this Agreement had at all times been in effect. In the event, upon payment in full of the Notes, the total amount of interest paid or accrued under the terms of this

Agreement and the Notes is less than the total amount of interest which would have been paid or accrued if the rates of interest set forth in this Agreement had, at all times, been in effect, then the Borrower shall, to the extent permitted by applicable law, pay the Administrative Agent for the account of the Banks an amount equal to the difference between (i) the lesser of (A) the amount of interest which would have been charged on the Notes if the Maximum Rate had, at all times, been in effect and (B) the amount of interest which would have accrued on the Notes if the rates of interest set forth in this Agreement had at all times been in effect and (ii) the amount of interest actually paid or accrued under this Agreement on the Notes. In the event the Banks ever receive, collect or apply as interest any sum in excess of the Maximum Rate, such excess amount shall, to the extent permitted by law, be applied to the reduction of the principal balance of the Notes, and if no such principal is then outstanding, such excess or part thereof remaining shall be paid to the Borrower.

     (d)  Other Amounts Overdue.  If any amount payable under this Agreement
          ---------------------
other than the Advances is not paid when due and payable, including without limitation, accrued interest and fees, then such overdue amount shall accrue interest hereon due and payable on demand at a rate per annum equal to the Adjusted Prime Rate plus three percent (3%), from the date such amount became
                    ----
due until the date such amount is paid in full.

     (e)  Late Payment Fee.  Subject to the provisions of Section 11.12, if any
          ----------------
interest payable under this Agreement is not paid when due and payable (after taking into account any applicable grace period), then the Borrower will pay to the Banks contemporaneously with the payment of such past due interest a late payment fee equal to an amount equal to the product of (i) such overdue interest times (ii) four percent (4%).
-----

     Section 2.07  Prepayments.
                   -----------

     (a)  Right to Prepay.  The Borrower shall have no right to prepay any
          ---------------
principal amount of any Advance except as provided in this Section 2.07.

     (b)  Optional Prepayments.  The Borrower may elect to prepay any of the
          --------------------
Advances, after giving by 11:00 a.m. (Dallas, Texas time) (i) in the case of LIBOR Rate Advances, at least three Business Days' or (ii) in case of Prime Rate Advances, at least one Business Day's prior written notice to the Administrative Agent stating the proposed date and aggregate principal amount of such prepayment, and if applicable, the relevant Interest Period for the Advances to be prepaid. If any such notice is given, the Borrower shall prepay Advances comprising part of the same Borrowing in whole or ratably in part in an aggregate principal amount equal to the amount specified in such notice, and shall also pay accrued interest to the date of such prepayment on the principal amount prepaid and amounts, if any, required to be paid pursuant to Section 2.08 as a result of such prepayment being made on such date; provided, however, that each partial prepayment shall be in an
           --------  -------
aggregate principal amount not less than $1,000,000 and in integral multiples of $100,000.

     (c)  Mandatory Prepayments.
          ---------------------

          (i)    Change of Control.  On the fifth Business Day following the
                 -----------------
     Borrower's receipt of a Termination Notice pursuant to Section 2.04(a) hereof, the Borrower shall be required to prepay all outstanding Advances in full.

          (ii)   Total Availability Deficiency.  (A) On or prior to the fifth
                 -----------------------------
     (5th) Business Day following a Total Availability Determination Date occurring under the provisions of Sections 2.14(b) or (c) and (B) on or prior to the thirtieth (30th) Business Day following a Total Availability Determination Date occurring under the provisions of Sections 2.14(a), the Borrower shall be required to prepay Advances or prepay Senior Obligations in an aggregate amount equal to the excess of (Y) the aggregate amount of outstanding Advances on such date over (Z) the lesser of (1) the Total Availability, as determined on such Total Availability Determination Date or (2) the aggregate Commitments at such time.

          (iii)  Capitalization Event.  If any Capitalization Event shall occur
                 --------------------
     and any Net Cash Proceeds of such Capitalization Event are not used to make an Investment permitted pursuant to the provisions of Section 6.07, then at the Borrower's election the Borrower shall prepay either (A) Advances (if no Blockage Period is in effect) or (B) the Senior Obligations on the Business Day such Net Cash Proceeds are received by the Borrower or the Parent, as applicable, in an amount equal to the lesser of (A) the amount of the outstanding Advances and Senior Obligations on such Business Day and
     (B) 100% of the Net Cash Proceeds of such Capitalization Event not used to make an Investment permitted pursuant to the provisions of Section 6.07.

          (iv)   Accrued Interest.  Each prepayment pursuant to this Section
                 ----------------
     2.07(c) shall be accompanied by accrued interest on the amount prepaid to the date of such prepayment and amounts, if any, required to be paid pursuant to Section 2.08 as a result of such prepayment being made on such date.

          (v)    Avoidance of Breakage Costs.  In the event that the amount of
                 ---------------------------
     any mandatory prepayment of Advances under this Section 2.07(c) exceeds the aggregate principal amount of Advances which consist of Prime Rate Advances (the amount of such excess being the "Excess Amount"), the Borrower shall
                                           -------------
     have the right, in lieu of making such prepayment in full, to prepay such outstanding Advances which are Prime Rate Advances and to deposit an amount equal to the Excess Amount with the Administrative Agent in the Cash Collateral Account maintained by and in the sole dominion and control of the Administrative Agent for the ratable benefit of the Banks. Any amount so deposited shall be held by the Administrative Agent as collateral for the Obligations, earn interest on behalf of the Borrower and be applied to the prepayment of Advances which are LIBOR Rate Advances at the end of the current Interest Period(s) applicable thereto. On any day on which amounts collected in the Cash Collateral Account remain on deposit in or to the credit of the Cash Collateral Account after giving effect to the payment made on such day pursuant to this Section 2.07(c), and the Borrower shall have delivered to the Administrative Agent a written request or a telephonic request (which shall be promptly confirmed in writing) prior to 11:00 am (Dallas, Texas time) that such remaining collected amounts be invested in cash equivalents specified in such request, the Administrative Agent shall invest such funds, to the extent the Administrative Agent is reasonably able to do so, in such cash equivalents as are acceptable to, and with no risk to, the Administrative Agent on an overnight basis or with maturities such that amounts will be available to pay the Obligations secured thereby as they become due, whether at maturity, by acceleration or otherwise; provided, however, that any loss resulting from such investments
                --------  -------
     shall be charged to and be immediately payable by the Borrower on demand by the Administrative Agent.

     (d)  Ratable Payments.  Each payment of any Advance pursuant to this
          ----------------
Section 2.07 or any other provision of this Agreement shall be made in a manner such that all Advances comprising part of the same Borrowing are paid in whole or ratably in part.

     (e)  Effect of Notice.  All notices given pursuant to this Section 2.07
          ----------------
shall be irrevocable and binding upon the Borrower.

     Section 2.08   Breakage Costs.  If (a) any payment of principal of any
                    --------------
LIBOR Rate Advance is made other than on the last day of the Interest Period for such Advance as a result of any payment pursuant to Section 2.07 or the acceleration of the maturity of the Notes pursuant to Article VIII or otherwise;
(b) any Conversion of a LIBOR Rate Advance is made other than on the last day of the

Interest Period for such Advance pursuant to Section 2.12 or otherwise; or (c) the Borrower fails to make a principal or interest payment with respect to any LIBOR Rate Advance on the date such payment is due and payable, the Borrower shall, within 10 days of any written demand sent by any Bank to the Borrower through the Administrative Agent, pay to the Administrative Agent for the account of such Bank any amounts (without duplication of any other amounts payable in respect of breakage costs) required to compensate such Bank for any additional losses, out-of-pocket costs or expenses which it may reasonably incur as a result of such payment or nonpayment, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Bank to fund or maintain such Advance.

     Section 2.09   Increased Costs.
                    ---------------

     (a)  LIBOR Rate Advances.  If, due to either (i) the introduction of or any
          -------------------
change (other than any change by way of imposition or increase of reserve requirements included in the calculation of the LIBOR Rate) in or in the interpretation of any law or regulation following the date of this Agreement or
(ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) not complied with prior to the date of this Agreement, there shall be any increase in the cost to any Bank of agreeing to make or making, funding or maintaining LIBOR Rate Advances, then the Borrower shall from time to time, upon demand by such Bank (with a copy of such demand to the Administrative Agent), immediately pay to the Administrative Agent for the account of such Bank additional amounts (without duplication of any other amounts payable in respect of increased costs) sufficient to compensate such Bank for such increased cost; provided, however,
                                                            --------  -------
that, before making any such demand, each Bank agrees to use commercially reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, such increased cost and would not, in the reasonable judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate as to the amount of such increased cost and detailing the calculation of such cost submitted to the Borrower and the Administrative Agent by such Bank at the time such Bank demands payment under this Section shall be conclusive and binding for all purposes, absent manifest error.

     (b)  Capital Adequacy.  If any Bank determines in good faith that
          ----------------
compliance with any law or regulation or any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) implemented or effective after the date of this Agreement affects or would affect the amount of capital required or expected to be maintained by such Bank and that the amount of such capital is increased by or based upon the existence of such Bank's commitment to lend and other commitments of this type, then, upon 30 days prior written notice by such Bank(with a copy of any such demand to the Administrative Agent), the Borrower shall immediately pay to the Administrative Agent for the account of such Bank from time to time as specified by such Bank, additional amounts (without duplication of any other amounts payable in respect of increased costs) sufficient to compensate such Bank, in light of such circumstances, to the extent that such Bank reasonably determines such increase in capital to be allocable to the existence of such Bank's commitment to lend under this Agreement. A certificate as to such amounts and detailing the calculation of such amounts submitted to the Borrower and the Administrative Agent by such Bank shall be conclusive and binding for all purposes, absent manifest error.

     Section 2.10   Payments and Computations.
                    -------------------------

     (a)  Payment Procedures.  Except if otherwise set forth herein, the
          ------------------
Borrower shall make each payment under this Agreement and under the Notes not later than 11:00 a.m. (Dallas, Texas time) on the day when due in Dollars to the Administrative Agent at the location referred to in the Notes (or such other location as the Administrative Agent shall designate in writing to the Borrower) in same day funds. The Administrative Agent will on the same day cause to be distributed like funds relating to the payment of principal, interest or fees ratably (other than amounts payable solely to the Administrative Agent, or a specific Bank pursuant to Section 2.03(b), 2.03(c), 2.06(c), 2.08, 2.09, 2.11,
2.12, or 2.13(c) but after taking into account payments effected pursuant to
Section 11.04) to the Banks in accordance with each Bank's Pro Rata Share for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Bank for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement.

     (b)  Computations.  All computations of interest based on the Adjusted
          ------------
Prime Rate shall be made by the Administrative Agent on the basis of a year of 365 days and all computations of fees and interest based on the LIBOR Rate and the Federal Funds Rate shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day, but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Administrative Agent of an interest rate shall be conclusive and binding for all purposes, absent manifest error.

     (c)  Non-Business Day Payments.  Whenever any payment shall be stated to be
          -------------------------
due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be; provided, however, that if such extension would cause payment of interest on or
--------
principal of LIBOR Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

     (d)  Administrative Agent Reliance.  Unless the Administrative Agent shall
          -----------------------------
have received written notice from the Borrower prior to the date on which any payment is due to the Banks that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such date an amount equal to the amount then due such Bank. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each Bank shall repay to the Administrative Agent forthwith on demand such amount distributed to such Bank, together with interest, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the Federal Funds Rate for each such day.

     (e)  Application of Payments.  Unless otherwise specified in Section 2.07
          -----------------------
hereof, whenever any payment received by the Administrative Agent under this Agreement is insufficient to pay in full all amounts then due and payable under this Agreement and the Notes, such payment shall be distributed and applied by the Administrative Agent and the Banks in the following order: first, to the
                                                                -----
payment of fees and expenses due and payable to the Administrative Agent under and in connection with this Agreement or any other Credit Document; second, to
                                                                    ------
the payment of all expenses due and payable under Section 2.11(c), ratably among the Banks in accordance with the aggregate amount of such payments owed to each such Bank; third, to the payment of all other fees due and payable under Section
           -----
2.03; and fourth, to the payment of the interest accrued on and the principal
          ------
amount of all of the Notes, regardless of whether any such amount is then due and payable, ratably among the Banks in accordance with the aggregate accrued interest plus the aggregate principal amount owed to such Bank.

     (f)  Register.  The Administrative Agent shall record in the Register the
          --------
Commitment and the Advances from time to time of each Bank and each repayment or prepayment in respect to the principal amount of such Advances of each Bank.
Any such recordation shall be conclusive and binding on the Borrower and each Bank, absent manifest error; provided however, that failure to
                             -------- -------
make any such recordation, or any error in such recordation, shall not affect the Borrower's obligations hereunder in respect of such Advances.

     Section 2.11   Taxes.
                    -----

     (a)  No Deduction for Certain Taxes.  Any and all payments by the Borrower
          ------------------------------
shall be made, in accordance with Section 2.10, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and the Administrative Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank or the Administrative Agent (as the case may be) is organized or any political subdivision of the jurisdiction (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes") and, in the case of each Bank, Taxes by the jurisdiction of such Bank's Applicable Lending Office or any political subdivision of such jurisdiction. If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable to any Bank or the Administrative Agent, (i) the sum payable shall be increased as may be necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 2.11), such Bank or the Administrative Agent (as the case may
be) receives an amount equal to the sum it would have received had no such deductions been made; provided, however, that if the Borrower's obligation to
                      --------
deduct or withhold Taxes is caused solely by such Bank's or the Administrative Agent's failure to provide the forms described in paragraph (e) of this Section
2.11 and such Bank or the Administrative Agent could have provided such forms, no such increase shall be required; (ii) the Borrower shall make such deductions; and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Legal Requirements.

     (b)  Other Taxes.  In addition, the Borrower agrees to pay any present or
          -----------
future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the Notes, or the other Credit Documents (hereinafter referred to as "Other Taxes").

     (c)  Indemnification.  The Borrower indemnifies each Bank and the
          ---------------
Administrative Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any Governmental Authority on amounts payable under this Section 2.11) paid by such Bank or the Administrative Agent (as the case may be) and any liability (including interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Each payment required to be made by the Borrower in respect of this indemnification shall be made to the Administrative Agent for the benefit of any party claiming such indemnification within 30 days from the date the Borrower receives written demand detailing the calculation of such amounts therefor from the Administrative Agent on behalf of itself as Administrative Agent, or any such Bank. If any Bank or the Administrative Agent receives a refund in respect of any Taxes or Other Taxes paid by the Borrower under this paragraph (c), such Bank or the Administrative Agent, as the case may be, shall promptly pay to the Borrower the Borrower's share of such refund.

     (d)  Evidence of Tax Payments.  The Borrower will pay prior to delinquency
          ------------------------
all Taxes and Other Taxes payable in respect of any payment. Within 30 days after the date of any payment of Taxes, the Borrower will furnish to the Administrative Agent, at its address referred to in Section 11.02, the original or a certified copy of a receipt evidencing payment of such Taxes or Other Taxes.

     (e)  Foreign Bank Withholding Exemption.  Each Bank that is not
          ----------------------------------
incorporated under the laws of the United States of America or a state thereof agrees that it will deliver to the Borrower and the Administrative Agent on the date of this Agreement or upon the effectiveness of any Assignment and Acceptance (i) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 or successor applicable form, as the case may be, certifying in each case that such Bank is entitled to receive payments under this Agreement and the Notes payable to it, without deduction or withholding of any United States federal income taxes, (ii) if applicable, an Internal Revenue Service Form W-8 or W-9 or successor applicable form, as the case may be, to establish an exemption from United States backup withholding tax, and (iii) any other governmental forms which are necessary or required under an applicable tax treaty or otherwise by law to reduce or eliminate any withholding tax, which have been reasonably requested by the Borrower. Each Bank which delivers to the Borrower and the Administrative Agent a Form 1001 or 4224 and Form W-8 or W-9 pursuant to the next preceding sentence further undertakes to deliver to the Borrower and the Administrative Agent two further copies of Form 1001 or 4224 and Form W-8 or W-9, or successor applicable forms, or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower and the Administrative Agent, and such extensions or renewals thereof as may reasonably be requested by the Borrower and the Administrative Agent certifying in the case of a Form 1001 or 4224 that such Bank is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes. If an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any delivery required by the preceding sentence would otherwise be required which renders all such forms inapplicable or which would prevent any Bank from duly completing and delivering any such letter or form with respect to it and such Bank advises the Borrower and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax, and in the case of a Form W-8 or W-9, establishing an exemption from United States backup withholding tax, such Bank shall not be required to deliver such forms. The Borrower shall withhold tax at the rate and in the manner required by the laws of the United States with respect to payments made to a Bank failing to timely provide the requisite Internal Revenue Service forms.

     Section 2.12   Illegality.  If any Bank shall notify the Administrative
                    ----------
Agent and the Borrower that the introduction of or any change in or in the interpretation of any Legal Requirement makes it unlawful, or that any central bank or other Governmental Authority asserts that it is unlawful for such Bank or its LIBOR Lending Office to perform its obligations under this Agreement to maintain any LIBOR Rate Advances of such Bank then outstanding hereunder, then, notwithstanding anything herein to the contrary, the Borrower shall, if demanded by such Bank by notice to the Borrower and the Administrative Agent no later than 11:00 a.m. (Dallas, Texas time), (a) if not prohibited by Legal Requirement to maintain such LIBOR Rate Advances for the duration of the Interest Period, on the last day of the Interest Period for each outstanding LIBOR Rate Advance of such Bank or (b) if prohibited by Legal Requirement to maintain such LIBOR Rate Advances for the duration of the Interest Period, on the second Business Day following its receipt of such notice from such Bank, Convert all LIBOR Rate Advances of such Bank then outstanding to Prime Rate Advances, and pay accrued interest on the principal amount Converted to the date of such Conversion and amounts, if any, required to be paid pursuant to Section 2.08 as a result of such Conversion being made on such date. Each Bank agrees to use commercially reasonable efforts (consistent with its internal policies and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such designation would avoid the effect of this paragraph and would not, in the reasonable judgment of such Bank, be otherwise disadvantageous to such Bank.

     Section 2.13   [Intentionally Left Blank]
                    --------------------------

     Section 2.14   Determination of Total Availability.  The Total Availability
                    -----------------------------------
shall be determined by the Administrative Agent, as follows:

     (a)  Quarterly.  On the 50th day following each calendar quarter the
          ---------
Administrative Agent shall determine the Total Availability upon receipt of a Compliance Certificate setting forth the Parent's and the Parent's Subsidiaries' Consolidated Adjusted EBITDA for the Rolling Period just ended.

     (b)  Property Adjustments.  Following each acquisition of a Hotel Property
          --------------------
or Asset Disposition (an "Adjustment Event"), and the Administrative Agent's
                          ----------------
receipt of a Property Adjustment Report with respect thereto, the Administrative Agent shall adjust the Total Availability accordingly.

     (c)  Reduction of Commitments.  Following each reduction of the Commitments
          ------------------------
pursuant to the provisions of Section 2.04.

     (d)  Notice of Total Availability Change.  Promptly following any date the
          -----------------------------------
Total Availability is redetermined in accordance with the preceding paragraphs, the Administrative Agent shall give notice to the Banks and the Borrower of the new Total Availability.

     Section 2.15   Bank Replacement.
                    ----------------

     (a)  Right to Replace.  The Borrower shall have the right to replace each
          ----------------
Bank affected by a condition under Section 2.02(c)(v), 2.09, 2.11, or 2.12 for more than 90 days (each such affected Bank, an "Affected Bank") in accordance with the procedures in this Section 2.15 and provided that no reduction of the total Commitments occurs as a result thereof.

     (b)  First Right of Refusal; Replacement.
          -----------------------------------

          (i) Upon the occurrence of any condition permitting the replacement of a Bank, each Bank which is not an Affected Bank shall have the right, but not the obligation, to elect to increase its respective Commitment by an amount not to exceed the amount of the Commitments of the Affected Banks, which election shall be made by written notice from each such Bank to the Administrative Agent and the Borrower given within 30 days after the date such condition occurs specifying the amount of such proposed increase in such Bank's Commitment.

          (ii) If the aggregate amount of the proposed increases in Commitments of all such Banks making such an election is in excess of the Commitments of the Affected Banks, (A) the Commitments of the Affected Banks shall be allocated pro rata among such Banks based on the respective amounts of the proposed increases to Commitments elected by each of such Banks, and (B) the respective Commitments of such Banks shall be increased by the respective amounts as so allocated so that after giving effect to such termination and increases the aggregate amount of the Commitments of the Banks will be the same as prior to such termination.

          (iii) If the aggregate amount of the proposed increases to Commitments of all Banks making such an election equals the Commitments of the Affected Banks, the respective Commitments of such Banks shall be increased by the respective amounts of their proposed increases, so that after giving effect to such termination and increase the aggregate amount of the Commitments of all of the Banks will be the same as prior to such termination.

          (iv) If the aggregate amount of the proposed increases to Commitments of all Banks making such an election is less than the Commitments of the Affected Banks, (A) the respective Commitments of such Banks shall be increased by the respective amounts of their proposed increases, and (B) the Borrower shall have the right to add additional Banks which are Eligible Assignees to this Agreement to replace such Affected Banks, which additional Banks would have aggregate Commitments no greater than those of the Affected Banks minus the amounts thereof assumed
                                              -----
     by the other Banks pursuant to such increases.

     (c)  Procedure.  Any assumptions of Commitments pursuant to this Section
          ---------
2.15 shall be (i) made by the purchasing Bank or Eligible Assignee and the selling Bank entering into an Assignment and Assumption and by following the procedures in Section 11.06 for adding a Bank. In connection with the increase of the Commitments of any Bank pursuant to the foregoing paragraph (b), each Bank with an increased Commitment shall purchase from the Affected Banks at par such Bank's ratable share of the outstanding Advances of the Affected Banks.

     Section 2.16   Sharing of Payments, Etc.  If any Bank shall obtain any
                    ------------------------
payment (whether voluntary, involuntary, through the exercise of any right of set-off or otherwise) on account of its Advances in excess of its Pro Rata Share of payments on account of the Advances obtained by all the Banks, such Bank shall notify the Administrative Agent and forthwith purchase from the other Banks such participations in the Advances made by them as shall be necessary to cause such purchasing Bank to share the excess payment ratably in accordance with the requirements of this Agreement with each of them; provided, however, that if all
                                                  --------
or any portion of such excess payment is thereafter recovered from such purchasing Bank, such purchase from each Bank shall be rescinded and such Bank shall repay to the purchasing Bank the purchase price to the extent of such Bank's ratable share (according to the proportion of (a) the amount of the participation sold by such Bank to the purchasing Bank as a result of such excess payment to (b) the total amount of such excess payment) of such recovery, together with an amount equal to such Bank's ratable share (according to the proportion of (a) the amount of such Bank's required repayment to the purchasing Bank to (b) the total amount of all such required repayments to the purchasing
Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Borrower agrees that any Bank so purchasing a participation from another Bank pursuant to this Section 2.16 may, to the fullest extent permitted by Legal Requirement, unless and until rescinded as provided above, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Bank were the direct creditor of the Borrower in the amount of such participation.

                                  ARTICLE III

                             CONDITIONS OF LENDING

     Section 3.01   Conditions Precedent to initial Advance.  The obligation of
                    ---------------------------------------
each Bank to make its initial Advance as part of the initial Borrowing are subject to the following conditions precedent being satisfied on or prior to February 28, 1998:

     (a)  Documentation.  The Documentation Agent or the Administrative Agent
          -------------
shall have received counterparts of this Agreement executed by the Borrower and the Banks, and the following duly executed by all the parties thereto, in form and substance satisfactory to the Agents, and, with respect to this Agreement, all Subordinate Guaranties and the Environmental Indemnity, in sufficient copies for each Bank:

          (i) the Notes, all Subordinate Guaranties, and the Environmental Indemnity;

          (ii) a certificate from the Chief Executive Officer, President or Chief Financial Officer of the General Partner on behalf of the Borrower dated as of the Effective Date stating that as of the Effective Date (A) all representations and warranties of the Borrower set forth in this Agreement and the Credit Documents are true and correct in all material respects; (B) no Default has occurred and is continuing;
     (C) the conditions in this Section 3.01 have been met or waived in writing; and (D) to the best of the Borrower's knowledge there are no claims, defenses, counterclaims or offsets against the Banks under the Credit Documents;

          (iii) a certificate of the Secretary or an Assistant Secretary of the General Partner on behalf of the Borrower and each Guarantor dated as of the date of this Agreement certifying as of the date of this Agreement (A) the names and true signatures of officers or authorized representatives of the general partner of the Borrower and such Guarantor authorized to sign the Credit Documents to which such Person is a party as general partner of such Person, (B) resolutions of the Board of Directors or the members of the general partner of such Person with respect to the transactions herein contemplated, (C) either (x) the copies of the organizational documents of the general partner of such Person delivered to the Banks are still true and correct and have not been amended or modified since such date or (y) copies of any modification or amendment to the organizational documents of the general partner of such Person made since such date, (D) a true and correct copy of the partnership agreement for such Person, (E) a true and correct copy of all partnership authorizations necessary or desirable in connection with the transactions herein contemplated and (F) a true and correct copy of all Senior Credit Documents;

          (iv) a certificate of the Secretary or an Assistant Secretary of the Parent dated as of the date of this Agreement certifying as of the date of this Agreement (A) resolutions of the Board of Directors of such Person with respect to the transactions herein contemplated, (B) the copies of the charter and bylaws of the Parent and any modification or amendment to the articles or certificate of incorporation or bylaws of the Parent made since such date and (C) the calculation of the Parent's and the Parent's Subsidiaries Consolidated Adjusted EBITDA for the Rolling Period preceding such date and Total Availability as of such date in such detail as the Agents shall reasonably request;

          (v) (A) one or more favorable written opinions of Battle Fowler L.L.P., special counsel for the Borrower, the Parent, and their Subsidiaries, substantially in the form of the attached Exhibit I, in each case dated as of the Closing Date and with such changes as the Agents may approve, (B) one or more favorable written opinions of Kane, Russell, Coleman & Logan, special Texas counsel for the Borrower, the Parent, and the Manager and their

     Subsidiaries, in a form reasonably acceptable to the Agents, in each case dated as of the Closing Date and with such changes as the Agents may approve, and (C) such other legal opinions as either of the Agents shall reasonably request, in each case dated as of the Closing Date and with such changes as the Agents may approve; and

          (vi) such other documents, governmental certificates, agreements, lien searches as either Agent may reasonably request.

     (b)  Representations and Warranties.  The representations and warranties
          ------------------------------
contained in Article IV hereof, the Subordinate Guaranties, and the Environmental Indemnities shall be true and correct in all material respects.

     (c)  Certain Payments. The Borrower shall have paid the fees required to be
          ----------------
paid as of the execution of this Credit Agreement pursuant to the Fee Letter.

     (d)  Senior Credit Agreement.  The Senior Credit Documents shall have been
          -----------------------
fully-executed.

     Section 3.02   Conditions Precedent for each Borrowing.  The obligation of
                    ---------------------------------------
each Bank to fund an Advance on the occasion of each Borrowing (other than the Conversion or continuation of any existing Borrowing) shall be subject to the further conditions precedent that on the date of such Borrowing:

     (a) the following statements shall be true (and each of the giving of the applicable Notice of Borrowing and the acceptance by the Borrower of the proceeds of such Borrowing shall constitute a representation and warranty by the Borrower that on the date of such Borrowing):

          (i) the representations and warranties contained in Article IV hereof, the Subordinate Guaranties, and the Environmental Indemnities and are correct in all material respects on and as of the date of such Borrowing, before and after giving effect to such Borrowing and to the application of the proceeds from such Borrowing, as though made on and as of such date; and

         (ii) no Default has occurred and is continuing or would result from such Borrowing or from the application of the proceeds therefrom;

     (b) the Borrower shall have executed and delivered to the Administrative Agent a certificate dated not earlier than the date 10 days prior to the anticipated date of such Borrowing setting forth the calculation of the Parent's and the Parent's Subsidiaries Consolidated Adjusted EBITDA for the Rolling Period preceding such date and Total Availability as of such date in such detail as the Agents shall reasonably request; and

     (c) the Administrative Agent shall have received such other approvals, opinions or documents deemed necessary or desirable by any Bank, the Documentation Agent or the Administrative Agent as such party may reasonably request.

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

     The Borrower represents and warrants as follows:

     Section 4.01   Existence; Qualification; Partners; Subsidiaries.
                    ------------------------------------------------

     (a) The Borrower is a limited partnership duly organized, validly existing, and in good standing under the laws of Delaware and in good standing and qualified to do business in each jurisdiction where its ownership or lease of property or conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the Borrower.

     (b) The Parent is a corporation duly organized, validly existing, and in good standing under the laws of Maryland and in good standing and qualified to do business in each jurisdiction where its ownership or lease of property or conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the Parent. The Parent owns 100% of the issued and outstanding shares of the General Partner and AGH LP. The Parent has no first tier Subsidiaries (other than the General Partner and AGH LP).

     (c) The General Partner is the Borrower's sole general partner with full power and authority to bind the Borrower. The General Partner is a corporation duly organized, validly existing, and in good standing under the laws of Nevada and in good standing and qualified to do business in each jurisdiction where its ownership or lease of property or conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the General Partner.

     (d) AGH LP is a limited partnership duly organized, validly existing, and in good standing under the laws of Nevada and in good standing and qualified to do business in each jurisdiction where its ownership or lease of property or conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on AGH LP.

     (e) As of the date of this Agreement, the General Partner owns a 1% general partner interest in and AGH LP owns an approximately 83.83% limited partnership interest in the Borrower.

     (f) Each Subsidiary of the Borrower is a limited partnership, general partnership or limited liability company duly organized, validly existing, and in good standing under the laws of its jurisdiction of formation and in good standing and qualified to do business in each jurisdiction where its ownership or lease of property or conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on such Subsidiary. The Borrower has no Subsidiaries on the date of this Agreement other than the Subsidiaries listed on the attached Schedule 4.01, and
Schedule 4.01 lists the jurisdiction of formation and the address of the principal office of each such Subsidiary existing on the date of this Agreement. As of the date of this Agreement, the Borrower owns, directly or indirectly, at least 99% of the interests in each such Subsidiary.

     (g) To the knowledge of the Borrower, each Participating Lessee is a limited partnership duly organized, validly existing, and in good standing under the laws of the state of its creation and in good standing and qualified to do business in each jurisdiction where its ownership or lease of property or conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the Participating Lessee. To the knowledge of the Borrower, the sole general partner of AGH Leasing is AGHL GP, Inc. As of the date of this Agreement, to the knowledge of Borrower, James Sowell, Louis Shaw and Kenneth Shaw legally and beneficially own, directly or indirectly, approximately 77% of the partnership interests in AGH Leasing. As of the date of this Agreement, to the knowledge of Borrower, Steven D. Jorns, Bruce G. Wiles, and Kenneth E. Barr legally and beneficially own approximately 23% of the partnership interests in AGH Leasing. To the knowledge of the Borrower, the sole general partner of TT Leasing is AGH Leasing. As of the date of this Agreement, to the knowledge of Borrower, AGH

Leasing legally and beneficially owns, directly or indirectly, approximately 51% of the partnership interests in TT Leasing.

     (h) To the knowledge of Borrower, AGHI is a corporation duly organized, validly existing, and in good standing under the laws of Texas and in good standing and qualified to do business in each jurisdiction where its ownership or lease of property or conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on AGHI. To the knowledge of the Borrower, as of the date of this Agreement, James Sowell, Louis Shaw and Kenneth Shaw legally and beneficially own, directly or indirectly, approximately 79% of the outstanding shares of AGHI common stock. To the knowledge of the Borrower, as of the date of this Agreement, Steven D. Jorns and Bruce G. Wiles legally and beneficially own approximately 21% of the outstanding shares of AGHI common stock.

     Section 4.02   Partnership and Corporate Power.  The execution, delivery,
                    -------------------------------
and performance by the Borrower, the Parent, and each Guarantor of the Credit Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby (a) are within such Persons' partnership, limited liability company and corporate powers, as applicable, (b) have been duly authorized by all necessary corporate, limited liability company and partnership action, as applicable, (c) do not contravene (i) such Person's certificate or articles, as the case may be, of incorporation or by-laws, operating agreement or partnership agreement, as applicable, or (ii) any law or any contractual restriction binding on or affecting any such Person, the contravention of which could reasonably be expected to cause a Material Adverse Change, and (d) will not result in or require the creation or imposition of any Lien prohibited by this Agreement. At the time of each Borrowing, such Borrowing and the use of the proceeds of such Borrowing will be within the Borrower's partnership powers, will have been duly authorized by all necessary partnership action, (a) will not contravene (i) the Borrower's partnership agreement or (ii) any law or any contractual restriction binding on or affecting the Borrower, the contravention of which could reasonably be expected to cause a Material Adverse Change, and (b) will not result in or require the creation or imposition of any Lien prohibited by this Agreement.

     Section 4.03   Authorization and Approvals.  No authorization or approval
                    ---------------------------
or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Borrower, the Parent, or any Guarantor of the Credit Documents to which it is a party or the consummation of the transactions contemplated thereby. At the time of each Borrowing, no authorization or approval or other action by, and no notice to or filing with, any

Governmental Authority will be required for such Borrowing or the use of the proceeds of such Borrowing the absence of which could reasonably be expected to cause a Material Adverse Change.

     Section 4.04   Enforceable Obligations.  This Agreement, the Notes, and the
                    -----------------------
other Credit Documents to which the Borrower is a party have been duly executed and delivered by the Borrower; each Subordinate Guaranty and the other Credit Documents to which each Guarantor and the Parent is a party have been duly executed and delivered by such Guarantor and the Environmental Indemnity has been duly executed and delivered by the parties thereto. Each Credit Document is the legal, valid, and binding obligation of the Borrower, the Parent, and each Guarantor which is a party to it enforceable against the Borrower, the Parent, and each such Guarantor in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar law affecting creditors' rights generally and by general principles of equity (whether considered in proceeding at law or in equity).

      Section 4.05  Parent Common Stock.  The entire authorized capital stock of
                    -------------------
the Parent consists of 100,000,000 shares of Parent Common Stock of which 21,804,480 shares of Parent Common Stock are duly and validly issued and outstanding, fully paid and nonassessable as of February 1, 1998. The issuance and sale of such Parent Common Stock either (i) has been registered under applicable federal and state securities laws or (ii) was issued pursuant to an exemption therefrom. The Parent Common Stock shall at all times be duly listed on the New York Stock Exchange, Inc. and the Parent shall use commercially reasonable efforts to timely file all reports required to be filed by it with the New York Stock Exchange, Inc. and the Securities and Exchange Commission. The Parent qualifies as a REIT.

      Section 4.06  Financial Statements.
                    --------------------

          The Consolidated balance sheet of the Parent and its Subsidiaries, and the related Consolidated statements of operations, shareholders' equity and cash flows, of the Parent and its Subsidiaries contained in the Financial Statements, fairly present the financial condition in all material respects and reflects the Indebtedness of the Parent and its Subsidiaries as of the dates indicated in the Financial Statements and the results of the operations of the Parent and its Subsidiaries for the periods indicated, and such balance sheet and statements were prepared in accordance with GAAP, subject to year-end adjustments. Since the date of such statements, no Material Adverse Change has occurred. The Minority Interest Adjustment amount as of December 31, 1997 is approximately $10,300,000.

     Section 4.07   True and Complete Disclosure.  No representation, warranty,
                    ----------------------------
or other statement made by the Borrower (or on behalf of the Borrower) in this Agreement or any other Credit Document contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made as of the date of this Agreement. There is no fact known to any Responsible Officer of the Borrower or the Parent on the date of this Agreement that has not been disclosed to the Agents which could reasonably be expected to cause a Material Adverse Change. All projections, estimates, and pro forma financial information furnished by the Borrower and the Parent or on behalf of the Borrower or the Parent were prepared on the basis of assumptions, data, information, tests, or conditions believed to be reasonable at the time such projections, estimates, and pro forma financial information were furnished. No representation, warranty or other statement made in the Parent's latest 10K, the 10Q or the annual report contains any untrue statement of material fact or omits to state any material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made as of the date same were made. Borrower and/or Parent have made all filings required by the Exchange Act.

     Section 4.08   Litigation.  Except as set forth in the attached Schedule
                    ----------
4.08, there is no pending or, to the best knowledge of the Borrower, threatened action or proceeding affecting the Borrower, the Parent, the Manager, any Participating Lessee or any of their respective Subsidiaries before any court, Governmental Authority or arbitrator (provided that with respect to the giving of this representation after the date of this Agreement, the representation shall only be deemed to apply to those matters for which Administrative Agent would have been entitled to notice under Section 5.05(n)).

     Section 4.09   Use of Proceeds.
                    ---------------

     (a)  Advances.  The proceeds of the Advances have been, and will be used by
          --------
the Borrower (i) to refinance other existing Indebtedness secured by Hotel Properties, (ii) to make investments permitted pursuant to the provisions of
Section 6.07, (iii) to finance the renovation, repair, restoration and expansion of Hotel Properties, Capital Expenditures for and expenditures for FF&E for any Hotel Properties in accordance with the provisions of Section 5.06 and as permitted pursuant to the provisions of Sections 6.07 and 6.14, (iv) for general corporate purposes of the Borrower and its Subsidiaries, (v) for costs incurred in connection with any Capitalization Event done in compliance with this Agreement.

     (b)  Regulations. No proceeds of Advances will be used to purchase or carry
          -----------
any margin stock in violation of Regulations G, T, U or X of the Federal Reserve Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Federal Reserve Board).

      Section 4.10  Investment Company Act.  Neither the Borrower, the Parent
                    ----------------------
nor any of their respective Subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

      Section 4.11  Taxes.  All federal, state, local and foreign tax returns,
                    -----
reports and statements required to be filed (after giving effect to any extension granted in the time for filing) by the Borrower, its Subsidiaries, or any member of a Controlled Group have been filed with the appropriate governmental agencies in all jurisdictions in which such returns, reports and statements are required to be filed, and where the failure to file could reasonably be expected to cause a Material Adverse Change, except where contested in good faith and by appropriate proceedings; and all taxes and other impositions due and payable (which are material in amount) have been timely paid prior to the date on which any fine, penalty, interest, late charge or loss (which are material in amount) may be added thereto for non-payment thereof except where contested in good faith and by appropriate proceedings. As of the date of this Agreement, neither the Borrower nor any member of a Controlled Group has given, or been requested to give, a waiver of the statute of limitations relating to the payment of any federal, state, local or foreign taxes or other impositions. None of the Property owned by the Borrower or any other member of a Controlled Group is Property which the Borrower or any member of a Controlled Group is required to be treated as being owned by any other Person pursuant to the provisions of Section 168(f)(8) of the Code. Proper and accurate amounts have been withheld by the Borrower and all members of each Controlled Group from their employees for all periods to comply in all material respects with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law. Timely payment of all material sales and use taxes required by applicable law have been made by the Borrower and all other members of each Controlled Group, the failure to timely pay of which could reasonably be expected to cause a Material Adverse Change. The amounts shown on all tax returns to be due and payable have been paid in full or adequate provision therefor is included on the books of the appropriate member of the applicable Controlled Group.

      Section 4.12  Pension Plans.  All Plans are in compliance in all material
                    -------------
respects with all applicable provisions of ERISA. No Termination Event has occurred with respect to any Plan, and each Plan has complied with and been administered in all material respects in accordance with applicable provisions of ERISA and the Code. No "accumulated funding deficiency" (as defined in Section 302 of ERISA) has occurred and there has been no excise tax imposed under Section 4971 of the Code. To the knowledge of any Responsible Officer of the Borrower, no Reportable Event has occurred with respect to any Multiemployer Plan, and each Multiemployer Plan has complied with and been administered in all material respects with applicable provisions of ERISA and the Code. To the knowledge of any Responsible Officer of the Borrower, neither the Borrower nor any member of a Controlled Group has had a complete or partial withdrawal from any Multiemployer Plan for which there is any material withdrawal liability. As of the most recent valuation date applicable thereto, neither the Borrower nor any member of a Controlled Group has received notice that any Multiemployer Plan is insolvent or in reorganization.

      Section 4.13  Condition of Hotel Property; Casualties; Condemnation.
                    -----------------------------------------------------
Except as disclosed in an Engineering Report, each Initial Property and any Future Property except a Permitted Non-Eligible Property (a) is and will continue to be in good repair, working order and condition, normal wear and tear excepted, (b) is free of structural defects, (c) is not subject to material deferred maintenance and (d) has and will have all building systems contained therein and all other FF&E in good repair, working order and condition, normal wear and tear excepted. None of the Properties of the Borrower or of any of its Subsidiaries has been materially and adversely affected as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of property or cancellation of contracts, permits or concessions by a Governmental Authority, riot, activities of armed forces or acts of God or of any public enemy. No condemnation or other like proceedings that has had, or could reasonably be expected to result in, a Material Adverse Effect, are pending and served nor, to the knowledge of the Borrower, threatened against any Property in any manner whatsoever. No casualty has occurred to any Property that could reasonably be expected to have a Material Adverse Effect.

      Section 4.14  Insurance.  The Borrower and each of its Subsidiaries carry
                    ---------
the insurance required pursuant to the provisions of Section 5.07.

      Section 4.15  No Burdensome Restrictions; No Defaults.
                    ---------------------------------------

     (a) Except in connection with Indebtedness which is (i) either permitted pursuant to the provisions of Section 6.02, or (ii) being repaid with the proceeds of the initial Borrowing, neither the Borrower nor any of its Subsidiaries is a party to any indenture, loan or credit agreement. Neither the Borrower, the Parent nor any of their respective Subsidiaries is a party to any agreement or instrument or subject to any charter or corporate restriction or provision of applicable law or governmental regulation which could reasonably be expected to cause a Material Adverse Change. Neither the Borrower, the Parent nor any of their Subsidiaries is in default under or with respect to (i) any contract, agreement, lease or other instrument which could reasonably be expected to cause a Material Adverse Change or (ii) any ground lease, Participating Lease, franchise agreement or management agreement except as disclosed to the Administrative Agent in writing prior to the date such representation is deemed given. Neither the Borrower, the Parent nor any of their Subsidiaries has received any notice of default under any material contract, agreement, lease or other instrument which is continuing and which, if not cured, could reasonably be expected to cause a Material Adverse Change.

     (b) No Default has occurred and is continuing (or with respect to the giving of this representation after the date of this Agreement, as otherwise disclosed to the Administrative Agent in writing after the date of this Agreement and prior to the date such representation is deemed given).

      Section 4.16  Environmental Condition.
                    -----------------------

     (a) Except as disclosed in the Environmental Reports (or with respect to the giving of this representation after the date of this Agreement, as otherwise disclosed to the Administrative Agent in writing after the date of this Agreement and prior to the date such representation is deemed given), to the knowledge of the Borrower, the Borrower and its Subsidiaries (i) have obtained all Environmental Permits material for the ownership and operation of their respective Properties and the conduct of their respective businesses; (ii) have been and are in material compliance with all terms and conditions of such Environmental Permits and with all other requirements of applicable Environmental Laws; (iii) have not received notice of any violation or alleged violation of any Environmental Law or Environmental Permit; and (iv) are not subject to any actual or contingent Environmental Claim.

     (b) Except as set forth in the Environmental Reports or the surveys for the Hotel Properties, to the knowledge of Borrower, none of the present or previously owned or operated Property of the Borrower or of any of its present or former Subsidiaries, wherever located, (i) has been placed on or proposed to be placed on the National Priorities List, the Comprehensive Environmental Response Compensation Liability Information System list, or their state or local analogs, or have been otherwise investigated, designated, listed, or identified as a potential site for removal, remediation, cleanup, closure, restoration, reclamation, or other response activity under any Environmental Laws which could reasonably be expected to cause a Material Adverse Change; (ii) is subject to a Lien, arising under or in connection with any Environmental Laws, that attaches to any revenues or to any Property owned or operated by the Borrower or any of its Subsidiaries, wherever located; (iii) has been the site of any Release, use or storage of Hazardous Substances or Hazardous Wastes from present or past operations except for Permitted Hazardous Substances, which Permitted Hazardous Substances have not caused at the site or at any third-party site any condition that has resulted in or could reasonably be expected to result in the need for Response or (iv) none of the Improvements are constructed on land designated by any Governmental Authority having land use jurisdiction as wetlands.

     Section 4.17   Legal Requirements, Zoning, Utilities, Access.  Except as
                    ---------------------------------------------
set forth on Schedule 4.17 attached hereto, the use and operation of each Hotel Property as a commercial hotel with related uses constitutes a legal use under applicable zoning regulations (as the same may be modified by special use permits or the granting of variances) and complies in all material respects with all Legal Requirements, and does not violate in any material respect any material approvals, material restrictions of record or any material agreement affecting any Hotel Property (or any portion thereof). The Borrower and its Subsidiaries possess all certificates of public convenience, authorizations, permits, licenses, patents, patent rights or licenses, trademarks, trademark rights, trade names rights and copyrights (collectively "Permits") required by Governmental Authority to own and operate the Hotel Properties, except for those Permits if not obtained would not cause a Material Adverse Change. The Borrower and its Subsidiaries own and operate their business in material compliance with all applicable Legal Requirements. To the extent necessary for the full utilization of each Hotel Property in accordance with its current use, telephone services, gas, steam, electric power, storm sewers, sanitary sewers and water facilities and all other utility services are available to each Hotel Property, are adequate to serve each such Hotel Property, exist at the boundaries of the Land and are not subject to any conditions, other than normal charges to the utility supplier, which would limit the use of such utilities. All streets and easements necessary for the occupancy and operation of each Hotel Property are available to the boundaries of the Land.

     Section 4.18   Existing Indebtedness.  Except for the Obligations and the
                    ---------------------
Senior Obligations, the only Indebtedness of the Borrower, the Parent or any of their respective Subsidiaries existing as of the Effective Date is the Secured Non-Recourse Indebtedness and Secured Recourse Indebtedness set forth on Schedule 4.18 attached hereto. No "default" or "event of default", however defined, has occurred and is continuing under any such Indebtedness (or with respect to the giving of this representation after the date of this Agreement, as otherwise disclosed to the Administrative Agent in writing after the date of this Agreement and prior to the date such representation is deemed given).

     Section 4.19   Title; Encumbrances.  With respect to the Initial
                    -------------------
Properties, the Borrower or any Guarantor, as the case may be, has (i) good and marketable fee simple title to the Real Property (other than for Real Property subject to a ground lease, as to which it has a valid leasehold or subleasehold interest) and (ii) good and marketable title to the Personal Property (other than Personal Property for any Hotel Property (A) which has been leased which does not in the aggregate exceed the Hotel Operating Lease Limit or the Hotel Capital Lease Limit, as applicable, for such Hotel Property and (B) for which the Property Owner has a valid leasehold interest) free and clear of all Liens, and there exists no Liens or other charges against such Property or leasehold interest or any of the real or personal, tangible or intangible, Property of the Borrower or any Guarantor (including without limitation statutory and other Liens of mechanics, workers, contractors, subcontractors, suppliers, taxing authorities and others; provided that certain Capital Expenditures have been made to the Hotel Properties prior to the Effective Date for which the payment is not past due), except (A) Permitted Encumbrances and (B) the Personal Property (plus any replacements thereof) owned by the Participating Lessee.

     Section 4.20   Leasing Arrangements.  The only material leases of Real
                    --------------------
Property for which either the Borrower or a Guarantor is a lessee are the Ground Leases. The Property Owner for a Real Property subject to a ground lease is the lessee under such ground lease and no consent is necessary to such Person being the lessee under such ground lease which has not already been obtained. The Ground Leases are in full force and effect and no defaults exist thereunder.
The only material leases burdening the Hotel Properties for which the lessee is entitled to participate in the increased revenues of the Hotel Properties are
the Participating Leases.   The Participating Leases are in full force and
effect and no defaults by the Borrower or any Subsidiary exist thereunder.

     Section 4.21   Franchise Agreements.  The only hotel franchise agreements
                    --------------------
burdening the Initial Properties (excluding the Permitted Non-Eligible Properties) are the Franchise Agreements. The Participating Lessee for a Hotel Property subject to a Franchise Agreement is the licensee under such Franchise Agreement and no consent is necessary to such Person being the licensee under such Franchise Agreement which has not already been obtained. The Franchise Agreements are in full force and effect and no material defaults by the Borrower or any Subsidiary exist thereunder (or with respect to the giving of this representation after the date of this Agreement, as otherwise disclosed to the Administrative Agent in writing after the date of this Agreement and prior to the date such representation is deemed given). Schedule 4.21 sets forth, as of the date of this Agreement, (a) which Franchise Agreements the Borrower expects to terminate, (b) the expected date of such termination, (c) the expected fees, if any, which will be owed to the Franchisor being terminated in connection with such termination and (d) the expected replacement Franchisor and the material terms of the expected replacement Franchise Agreement.

     Section 4.22   Management Agreements.  The only management agreements
                    ---------------------
burdening the Initial Properties (excluding the Permitted Non-Eligible Properties) are the Management Agreements. To the knowledge of the Borrower, the Participating Lessee for a Hotel Property subject to a Management Agreement is the owner under such Management Agreement and no consent is necessary to such Person being the owner under such Management Agreement which has not already been obtained. To the knowledge of the Borrower, the Management Agreements are in full force and effect and no material defaults by the Participating Lessee exist thereunder (or with respect to the giving of this representation after the date of this Agreement, as otherwise disclosed to the Administrative Agent in writing after the date of this Agreement and prior to the date such representation is deemed given).

                                   ARTICLE V

                             AFFIRMATIVE COVENANTS

     So long as any Note or any amount under any Credit Document shall remain unpaid,, or any Bank shall have any Commitment hereunder, unless the Administrative Agent shall otherwise consent in writing, the Borrower agrees to comply with the following covenants.

     Section 5.01   Compliance with Laws, Etc.  The Borrower will comply, and
                    -------------------------
cause each of its Subsidiaries to comply, in all material respects with all Legal Requirements.

     Section 5.02   Preservation of Corporate Existence; Corporate Separateness,
                    ------------------------------------------------------------
Etc.
---

     (a) The Borrower will preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its partnership, limited liability company or corporate (as applicable) existence, rights, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified, and cause each such Subsidiary to qualify and remain qualified, as a foreign partnership or corporation as applicable in each jurisdiction in which qualification is necessary or desirable in view of its business and operations or the ownership of its properties, and, in each case, where failure to qualify or preserve and maintain its rights and franchises could reasonably be expected to cause a Material Adverse Change.

     (b) The Borrower shall cause the Permitted Other Subsidiaries which have Indebtedness and own a Hotel Property to, (i) maintain financial statements, payroll records, accounting records and other corporate records and other documents separate from each other and any other Person, (ii) maintain its own bank accounts in its own name, separate from each other and any other Person,
(iii) pay its own expenses and other liabilities from its own assets and incur (or endeavor to incur) obligations to other Persons based solely upon its own assets and creditworthiness and not upon the creditworthiness of each other or any other Person, and (iv) file its own tax returns or, if part of a consolidated group, join in the consolidated tax return of such group as a separate member thereof. The Borrower shall use reasonable efforts to correct any known misunderstanding or misrepresentation regarding the independence of the Permitted Other Subsidiaries from the Borrower and the Borrower's other Subsidiaries.

     (c) The Borrower shall, and shall cause the Permitted Other Subsidiaries which have Indebtedness and own a Hotel Property to, take all actions necessary to keep such Permitted Other Subsidiaries, separate from the Borrower and the Borrower's other Subsidiaries, including, without limitation, (i) the taking of action under the direction of the Board of Directors, members or partners, as applicable, of such Permitted Other Subsidiaries and, if so required by the Certificate of Incorporation or the Bylaws, operating agreement or partnership agreement, as applicable, of such Permitted Other Subsidiaries or by any Legal Requirement, the approval or consent of the stockholders, members or partners, as applicable, of such Permitted Other Subsidiaries, (ii) the preparation of corporate, partnership or limited liability company minutes for or other appropriate evidence of each significant transaction engaged in by such Permitted Other Subsidiaries, (iii) the observance of separate approval procedures for the adoption of resolutions by the Board of Directors or consents by the partners, as applicable, of such Permitted Other Subsidiaries, on the one hand, and of the Borrower and the Borrower's other Subsidiaries, on the other hand, (iv) the holding of the annual stockholders meeting, if applicable, of such Permitted Other Subsidiaries, which are corporations on a date other than the date of the annual stockholders' meeting of the General Partner or AGH LP, and (v) preventing the cash, cash equivalents, credit card receipts or other revenues of the Hotel Properties owned by such Permitted Other Subsidiaries or any other assets of such Permitted Other Subsidiaries from being commingled with the cash, cash equivalents, credit card receipts or other revenues collected by the Borrower or the Borrower's other Subsidiaries.

     (d) The Borrower shall, and shall cause the Permitted Other Subsidiaries to, manage the business of and conduct the administrative activities of the Permitted Other Subsidiaries independently from the business of the Borrower, any of the Borrower's other Subsidiaries and any other Person. Any moneys earned by the Permitted Other Subsidiaries on their assets or proceeds of the sale of any of their assets shall be deposited in bank accounts separate from any of the assets of the Borrower, any of the Borrower's other Subsidiaries and any other Person, and no assets of the Permitted Other Subsidiaries shall become commingled with assets of such Persons.

     (e) The Borrower shall hold itself out, and shall continue to hold itself out, to the public and to its creditors as a legal entity, separate and distinct from all other entities, and shall continue to take all steps reasonably necessary to avoid (i) misleading any other Person as to the identity of the entity with which such Person is transacting business or (ii) implying that the Borrower is, directly or indirectly, absolutely or contingently, responsible for the Indebtedness or other obligations of the Permitted Other Subsidiaries or any other Person.

     Section 5.03   Payment of Taxes, Etc.  The Borrower will pay and discharge,
                    ---------------------
and cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent (a) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or Property that are material in amount, prior to the date on which penalties attach thereto and (b) all lawful claims that are material in amount which, if unpaid, might by Legal Requirement become a Lien upon its Property; provided, however, that neither the Borrower
                                 --------  -------
nor any such Subsidiary shall be required to pay or discharge any such tax, assessment, charge, levy, or claim (a) which is being contested in good faith and by appropriate proceedings, (b) with respect to which reserves in conformity with GAAP have been provided, (c) such charge or claim does not constitute and is not secured by any choate Lien on any portion of any Hotel Property and no portion of any Hotel Property is in jeopardy of being sold, forfeited or lost during or as a result of such contest, (d) neither the Agents nor any Bank could become subject to any civil fine or penalty or criminal fine or penalty, in each case as a result of non-payment of such charge or claim and (e) such contest does not, and could not reasonably be expected to, result in a Material Adverse Change.

     Section 5.04   Visitation Rights; Bank Meeting.  At any reasonable time and
                    -------------------------------
from time to time and so long as any visit or inspection will not unreasonably interfere with the Borrower's or any of its Subsidiaries' operations, upon reasonable notice, the Borrower will, and will cause its Subsidiaries to, permit the Agents and any Bank or any of its agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit and inspect at its reasonable discretion the properties of, the Borrower and any such Subsidiary, to discuss the affairs, finances and accounts of the Borrower and any such Subsidiary with any of their respective officers or directors. Without in any way limiting the foregoing, the Borrower will, upon the request of either Agent, participate in a meeting with the Agents and the Banks once during each calendar year to be held at the Borrower's office in Dallas, Texas (or such other location as may be agreed to by the Borrower and the Agents) at such time as may be agreed to by the Borrower and the Agents.

     Section 5.05   Reporting Requirements.  The Borrower will furnish to the
                    ----------------------
Administrative Agent and each Bank:

     (a)  Quarterly Financials.  As soon as available and in any event not later
          --------------------
than 50 days after the end of each Fiscal Quarter of the Parent, the unaudited Consolidated balance sheets of the Parent and its Subsidiaries as of the end of such quarter and the related unaudited statements of income, shareholders' equity and cash flows of the Parent and its Subsidiaries for the period commencing at the end of the previous year and ending with the end of such Fiscal Quarter, and the corresponding figures as at the end of, and for, the corresponding period in the preceding Fiscal Year, all duly certified with respect to such statements (subject to year-end audit adjustments) by a Responsible Officer of the Parent as having been prepared in accordance with GAAP, together with (i) a Compliance Certificate duly executed by a Responsible Officer of the Parent, (ii) written notice of any anticipated material variation to an operating budget prepared pursuant to Section 5.05(e) and (iii) a report certified by a Responsible Officer of the Parent setting forth for each of the Hotel Properties owned or leased by the Parent or any of its Subsidiaries for the Fiscal Quarter just ended the average daily rate, the average occupancy, the RevPAR, the total gross revenues, the total expenses and the Adjusted EBITDA for such Hotel Properties..

     (b)  Annual Financials.  As soon as available and in any event not later
          -----------------
than 95 days after the end of each Fiscal Year of the Parent, a copy of the Consolidated balance sheets of the Parent and its Subsidiaries as of the end of such Fiscal Year and the related Consolidated statements of income, shareholders' equity and cash flows of the Parent and its Subsidiaries for such Fiscal Year, and the corresponding figures as at the end of, and for, the preceding Fiscal Year, and certified by Coopers & Lybrand L.L.P. or other independent certified public accountants of nationally recognized standing reasonably acceptable to the Agents in an opinion, without qualification as to the scope, and including, if requested by either Agent, any management letters delivered by such accountants to the Parent in connection with such audit, together with (i) a Compliance Certificate duly executed by a Responsible Officer of the Parent,
(ii) written notice of any anticipated material variation to an operating budget prepared pursuant to Section 5.05(e) and (iii) the document required in clause
(iii) of the preceding Section 5.05(a).

     (c)  Manager Financials.  As soon as available and in any event not later
          ------------------
than 120 days after the end of each Fiscal Year of AGHI, as applicable, a copy of the annual audit report for such year for AGHI and its Subsidiaries, if any, including therein an audited Consolidated balance sheet of AGHI and its Consolidated Subsidiaries as of the end of such Fiscal Year and the related Consolidated statements of income, shareholders' equity and cash flows of AGHI and its Subsidiaries for such Fiscal Year, and the corresponding figures as at the end of, and for, the preceding Fiscal Year, in each case certified by an independent certified public accountant reasonably acceptable to the Agents and including, if requested by either Agent, any management letters delivered by such accountants to AGHI in connection with such audit.

     (d)  AGH Leasing Financials.  As soon as available and in any event not
          ----------------------
later than 50 days after the end of each Fiscal Quarter of AGH Leasing, the unaudited Consolidated balance sheets of AGH Leasing and its Subsidiaries as of the end of such quarter and the related unaudited statements of income, shareholders' equity and cash flows of AGH Leasing and its Subsidiaries for the period commencing at the end of the previous year and ending with the end of such Fiscal Quarter, and the corresponding figures as at the end of, and for, the corresponding period in the preceding Fiscal Year, all duly certified with respect to such statements (subject to year-end audit adjustments) by a Responsible Officer of AGH Leasing as having been prepared in accordance with GAAP. As soon as available and in any event not later than 120 days after the end of each fiscal year of AGH Leasing, as applicable, (i) a copy of the annual audit report for such year for AGH Leasing and its Subsidiaries, if any, including therein audited Consolidated balance sheets of AGH Leasing and its Consolidated Subsidiaries as of the end of such fiscal year and the related Consolidated statements of income, shareholders' equity and cash flows of AGH Leasing and its Subsidiaries for such fiscal year, and the corresponding figures as at the end of, and for, the preceding fiscal year, in each case certified by an independent certified public accountant reasonably acceptable to the Agents and including, if requested by either Agent, any management letters delivered by such accountants to AGH Leasing in connection with such audit.

     (e)  Annual Budgets.  Prior to the start of each Fiscal Year, the
          --------------
Consolidated annual operating budget of the Parent and its Subsidiaries for such upcoming Fiscal Year in reasonable detail and duly certified by a Responsible Officer of the Parent as the budgets presented or to be presented to the Parent's Board of Directors for their review.

     (f)  Securities Law Filings. Promptly and in any event within 15 days after
          ----------------------
the sending or filing thereof, copies of all proxy material, reports and other information which the Borrower, the Parent or any of their respective Subsidiaries sends to or files with the United States Securities and Exchange Commission or sends to all shareholders of the Parent or partners of the Borrower.

     (g)  Defaults.  As soon as possible and in any event within five days after
          --------
the occurrence of each Default known to a Responsible Officer of the Borrower, the Parent or any of their respective Subsidiaries, a statement of an authorized financial officer or Responsible Officer of the Borrower setting forth the details of such Default and the actions which the Borrower has taken and proposes to take with respect thereto.

     (h)  ERISA Notices. As soon as possible and in any event (i) within 30 days
          -------------
after the Borrower or any of a Controlled Group knows to know that any Termination Event described in clause (a) of the definition of Termination Event with respect to any Plan has occurred, (ii) within 10 days after the Borrower or any of a Controlled Group knows that any other Termination Event with respect to any Plan has occurred, a statement of the Chief Financial Officer of the Borrower describing such Termination Event and the action, if any, which the Borrower or such member of such Controlled Group proposes to take with respect thereto; (iii) within 10 days after receipt thereof by the Borrower or any of a Controlled Group from the PBGC, copies of each notice received by the Borrower or any such member of such Controlled Group of the PBGC's intention to terminate any Plan or to have a trustee appointed to administer any Plan; and (iv) within 10 days after receipt thereof by the Borrower or any member of a Controlled Group from a Multiemployer Plan sponsor, a copy of each notice received by the Borrower or any member of such Controlled Group concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA.

     (i)  Environmental Notices.  Promptly upon the knowledge of any Responsible
          ---------------------
Officer of the Borrower of receipt thereof by the Borrower or any of its Subsidiaries, a copy of any form of notice, summons or citation received from the United States Environmental Protection Agency, or any other Governmental Authority concerning (i) violations or alleged violations of Environmental Laws, which seeks to impose liability therefor, (ii) any action or omission on the part of the Parent or Borrower or any of their present or former Subsidiaries in connection with Hazardous Waste or Hazardous Substances which, based upon information reasonably available to the Borrower, could reasonably be expected to cause a Material Adverse Change or an Environmental Claim in excess of $1,000,000, (iii) any notice of potential responsibility under CERCLA, or (iv) concerning the filing of a Lien upon, against or in connection with the Parent, Borrower, their present or former Subsidiaries, or any of their leased or owned Property, wherever located.

     (j)  Other Governmental Notices or Actions.  Promptly and in any event
          -------------------------------------
within five Business Days after receipt thereof by the Borrower, the Parent or any of their respective Subsidiaries, (i) a copy of any notice, summons, citation, or proceeding seeking to adversely modify in any material respect, revoke, or suspend any license, permit, or other authorization from any Governmental Authority, which action could reasonably be expected to cause a Material Adverse Change, and (ii) any revocation or involuntary termination of any license, permit or other authorization from any Governmental Authority, which revocation or termination could reasonably be expected to cause a Material Adverse Change.

     (k)  Reports Affecting the Total Availability.  On or prior to the 5th day
          ----------------------------------------
following any Adjustment Event, a Property Adjustment Report with respect to such Adjustment Event.

     (l)  Press Releases.  Promptly and in any event within 5 days after the
          --------------
sending or releasing thereof, copies of all press releases or other releases of information to the public by the Borrower, the Parent or any of their respective Subsidiaries or releases of information to the Parent's shareholders.

     (m)  Other Notices.
          -------------

          (i) Upon the request of either Agent, a certified rent roll listing all of the Real Property of the Borrower and the Guarantors that are subject to leases and containing such other information regarding such leases that such Agent may reasonably request,

          (ii) As soon as received, a copy of any notice of default or any other material notice (including without limitation property condition reviews) received by the Borrower or any Guarantor from any holder of any of the Senior Obligations or any Franchisor, Manager, or any ground lessor under a ground lease, and

          (iii) Promptly following any merger or dissolution of any Subsidiary of the Borrower which is permitted hereunder or event which would make any of the representations in Section 4.01-4.04 untrue, notice thereof.

     (n)  Material Litigation.  As soon as possible and in any event within five
          -------------------
days of any Responsible Officer of the Borrower, the Parent or any of their respective Subsidiaries having knowledge thereof, notice of any litigation, claim or any other event which could reasonably be expected to cause a Material Adverse Change.

     (o)  Preliminary Property Plan.  Prior to making Capital Expenditures or
          -------------------------
FF&E expenditures for the renovation or expansion of a Hotel Property, the Preliminary Property Plan for such renovation or expansion in sufficient detail as the Documentation Agent shall reasonably request.

     (p)  Future Property.  (i) at least 10 days prior to the acquisition of a
          ---------------
Hotel Property by the Parent or one of the Parent's Subsidiaries, an Environmental Report for such Hotel Property, (ii) not later that the date 10 days following the date of the acquisition of a Hotel Property by the Parent or one of the Parent's Subsidiaries or a Permitted Non-Voting Stock Company, (A) the remaining Property Information and (B) if the Property Owner for such Hotel Property is not the Borrower or a Guarantor and such Hotel Property does not serve as collateral for either Secured Recourse Indebtedness or Secured Non-Recourse Indebtedness, then the Borrower will cause such Property Owner to execute and deliver to the Administrative Agent either (1) an original Subordinate Guaranty and Environmental Indemnity executed by such Person or (2) an Accession Agreement executed by such Person.

     (q)  Other Information.  Such other information respecting the business or
          -----------------
Properties, or the condition or operations, financial or otherwise, of the Borrower, the Parent or any of their respective Subsidiaries, as any Bank through the Administrative Agent may from time to time reasonably request.

     Section 5.06   Maintenance of Property and Required Work.  The Borrower
                    -----------------------------------------
will, and will cause each of its Subsidiaries to, (a) maintain their owned, leased, or operated Property in a manner consistent for hotel properties and related property of the same quality and character and shall keep or cause to be kept every part thereof and its other properties in good condition and repair, reasonable wear and tear excepted, and make all reasonably necessary repairs, renewals or replacements thereto as may be reasonably necessary to conduct the business of the Borrower and its Subsidiaries, (b) not remove, demolish or structurally alter, or permit or suffer the removal, demolition or structural alteration of, any of the Improvements except for the renovation or expansion of a Hotel Property (i) for which the Borrower has delivered a Preliminary Property Plan to the Administrative Agent and (ii) complies with the limitations set forth in this Agreement on the aggregate amount of renovations and expansions the Borrower, the Parent and their Subsidiaries are permitted at any one time, (c) not knowingly or willfully permit the commission of waste or other injury, or the occurrence of pollution, contamination or any other condition in, on or about any Hotel Property, (d) maintain and repair each Hotel Property as required by any franchise agreement, management agreement or ground lease for such Hotel Property, and (e) commence the Required Work for any Hotel Property by a date which would allow a reasonable period of time to complete such work on or prior to the deadline set for such Required Work in Schedule 5.06 or otherwise agreed to by the Borrower and the Agents, (f) after any commencement of any of work for any Hotel Property diligently perform such work (i) for the Required Work, by the required deadline and as described in the Engineering Reports and/or the Environmental Reports referred to in Schedule 5.06 or as otherwise described for any Future Property, (ii) in a good and workmanlike manner and (iii) in compliance in all material respects with all Legal Requirements. Except as may be required to maintain the Parent's status as a REIT under the Code, any Capital Expenditures or expenditures or leases for FF&E made for any Hotel Property shall be in the name of the Property Owner for such Hotel Property.

     Section 5.07   Insurance. The Borrower will maintain, and cause each of its
                    ---------
Subsidiaries to maintain, the insurance required pursuant to Schedule 5.07.

     Section 5.08   Casualty; Condemnation.  Any proceeds collected (the
                    ----------------------
"Proceeds") under any fire or other physical damage insurance policy described in this Agreement pertaining to any Hotel Property (excluding the Permitted Non-Eligible Properties) shall be disbursed as provided in this Section 5.08. If such casualty would result in a decrease to the Total Availability which would require a prepayment of the Obligations pursuant to the provisions of this Agreement and the Borrower is not obligated pursuant to the terms of the Senior Credit Agreement to use such proceeds to repay Senior Obligations, then the Borrower shall deliver such Proceeds, up to the amount of the required prepayment, to the Administrative Agent as a prepayment of the Obligations. If the

Proceeds do not need to be applied against the Obligations pursuant to the foregoing sentence, then the Borrower is entitled to retain such Proceeds.

     Section 5.09   Supplemental Guaranties.  The Borrower has requested and the
                    -----------------------
Agents have agreed that any partner of the Borrower except the General Partner, AGH LP or any Guarantor may execute a Supplemental Guaranty. However, the execution of or release of any Supplemental Guaranty shall not be construed as a release or modification of any obligation of a Guarantor under a Subordinate Guaranty or Environmental Indemnity.

     Section 5.10   Participating Leases.  Upon knowledge of a material default
                    --------------------
by a Participating Lessee under a Participating Lease, the Borrower will send, or will cause the Guarantor who is a party to such Participating Lease to send, a notice of such default to such Participating Lessee as provided in the document under which such default has occurred.

                                  ARTICLE VI

                              NEGATIVE COVENANTS

     So long as any Note or any amount under any Credit Document shall remain unpaid, or any Bank shall have any Commitment, the Borrower agrees, unless the Administrative Agent shall otherwise consent in writing, to comply with the following covenants.

     Section 6.01   Liens, Etc.  The Borrower will not create, assume, incur or
                    ----------
suffer to exist, or permit any of its Subsidiaries (except for Permitted Other Subsidiaries) to create, assume, incur, or suffer to exist, any Lien on or in respect of any of its Property whether now owned or hereafter acquired, or assign any right to receive income, except that the Borrower and its Subsidiaries may create, incur, assume or suffer to exist Liens:

     (a)  securing the Obligations;

     (b) for taxes, assessments or governmental charges or levies on Property of the Borrower or any Guarantor to the extent not required to be paid pursuant to Sections 5.03;

     (c) Liens imposed by law (such as landlords', carriers', warehousemen's and mechanics' liens or otherwise arising from litigation) (a) which are being contested in good faith and by appropriate proceedings, (b) with respect to which reserves in conformity with GAAP have been provided, (c) which have not resulted in any Hotel Property being in jeopardy of being sold, forfeited or lost during or as a result of such contest, (d) neither the Agents nor any Bank could become subject to any civil fine or penalty or criminal fine or penalty, in each case as a result of non-payment of such charge or claim and (e) such contest does not, and could not reasonably be expected to, result in a Material Adverse Change;

     (d) on leased personal property to secure solely the lease obligations associated with such property;

     (e) Liens securing Secured Recourse Indebtedness and Secured Non-Recourse Indebtedness permitted pursuant to the provisions of Section 6.02;

     (f)  Liens under the Permitted Non-Voting Stock Mortgages; and

     (g)  The Florida Liens securing the Senior Obligations.

     Section 6.02   Indebtedness.  The Borrower, the Parent and their respective
                    ------------
Subsidiaries will not incur or permit to exist any Indebtedness other than the Obligations and the following:

     (a) Senior Obligations for which the sum of the principal outstanding and face amount of outstanding letters of credit is less than or equal to $500,000,000;

     (b) Secured Recourse Indebtedness and Secured Non-Recourse Indebtedness incurred by Permitted Other Subsidiaries (and possibly guaranteed by the Parent) to the extent (i) that the covenants contained in Article VII are complied with,
(ii) the Secured Recourse Indebtedness secured by a Hotel Property does not exceed 65% of the market value of such Hotel Property and all Secured Recourse Indebtedness in the aggregate secured by Hotel Properties does not exceed 65% of the aggregate market value of such Hotel Properties, (iii) the Secured Non-Recourse Indebtedness secured by a Hotel Property does not exceed 70% of the market value of such Hotel Property and all Secured Non-Recourse Indebtedness in the aggregate secured by Hotel Properties does not exceed 70% of the aggregate market value of such Hotel Properties and (iv) such Indebtedness does not in the aggregate exceed $70,000,000;

     (c) Indebtedness in the form of Capital Leases for any particular Hotel Property which have over the term of such Capital Leases payments in the aggregate for all such Capital Leases for such Hotel Property for an amount which does not exceed the Hotel Capital Lease Limit for such Hotel Property;

     (d)  Indebtedness in the form of Interest Rate Agreements; provided that
(i) such agreements shall be unsecured, (ii) the dollar amount of indebtedness subject to such agreements and the indebtedness subject to Interest Rate Agreements in the aggregate shall not exceed the sum of the amount of the Commitments and the amount of Senior Obligations, and (iii) the agreements shall be at such interest rates and otherwise in form and substance reasonably acceptable to the Agents.

     (e)  Any of the following Indebtedness incurred by the Parent:

          (i) guaranties in connection with the Indebtedness secured by a Hotel Property of (A) if the Hotel Property is subject to a ground lease, the payment of rent under such ground lease, (B) real estate taxes relating to such Hotel Property, (C) capital reserves required under such Indebtedness, and (D) after a default under such Indebtedness, the rent under the applicable Participating Lease will be applied to such Indebtedness;

          (ii) indemnities for certain acts of malfeasance, misappropriation and misconduct and an environmental indemnity for the lender under Indebtedness permitted under to this Agreement;

          (iii) indemnities for certain acts of malfeasance, misappropriation and misconduct by the Permitted Other Subsidiaries and environmental indemnities, all for the benefit of the lenders of other Permitted Other Subsidiary Indebtedness in connection with such Indebtedness; and

          (iv)   guaranties of the franchise agreements.

     (f) extensions, renewals and refinancing of any of the Indebtedness specified in paragraphs (a) - (e) above so long as the principal amount of such Indebtedness is not thereby increased.

     Section 6.03   Agreements Restricting Distributions From Subsidiaries.  The
                    ------------------------------------------------------
Borrower will not, nor will it permit any of its Subsidiaries (other than Permitted Other Subsidiaries) to, enter into any agreement (other than a Credit Document or the Senior Credit Documents) which limits distributions to or any advance by any of the Borrower's Subsidiaries to the Borrower.

     Section 6.04   Restricted Payments.  Neither the Parent, the  Borrower, nor
                    -------------------
any of their respective Subsidiaries, will make any Restricted Payment, except that:

     (a) provided no Default has occurred and is continuing or would result therefrom, the Parent may in any Fiscal Quarter, based on the immediately preceding Rolling Period, make cash payments to its shareholders (including in connection with the repurchase of Stock or Stock Equivalents) which with the previous such cash payments in the three immediately preceding Fiscal Quarters are not in excess of the greater of (i) the lesser of (A) ninety percent (90%) of the Funds From Operations of the Parent during such Rolling Period or (B) one hundred percent (100%) of Free Cash Flow of the Parent during such Rolling Period and (ii) the amount required for the Parent to maintain its status as a REIT;

     (b) provided no Default has occurred and is continuing or would result therefrom, the Borrower shall be entitled to make cash distributions to its partners and such partners shall be entitled to make cash distributions to the Parent;

     (c) a Subsidiary of the Borrower may make a Restricted Payment to the Borrower,

     (d) the limited partners of the Borrower shall be entitled to exchange limited partnership interests in the Borrower for the Parent's stock; and

     (e) the Borrower shall be entitled to issue limited partnership interests in the Borrower in exchange of ownership interests in Subsidiaries and Unconsolidated Entities which own a Future Property to the extent such Investment is permitted pursuant to the provisions of Section 6.07.

     Section 6.05   Fundamental Changes; Asset Dispositions.  Neither the
                    ---------------------------------------
Parent, the Borrower, nor any of their respective Subsidiaries (other than the Permitted Other Subsidiaries) will, (a) merge or consolidate with or into any other Person, unless (i) a Guarantor is merged into the Borrower and the Borrower is the surviving Person or a Subsidiary (other than a Permitted

Other Subsidiary which has Indebtedness other than the Obligations) is merged into any Subsidiary (other than a Permitted Other Subsidiary which has Indebtedness other than the Obligations), and (ii) immediately after giving effect to any such proposed transaction no Default would exist; (b) sell, transfer, or otherwise dispose of all or any of the such Person's material property except for a Permitted Hotel Sale, dispositions or replacements of personal property in the ordinary course of business, or Hotel Properties which are not Eligible Properties; (c) enter into a lease (other than a Participating Lease) of all or substantially all of any Eligible Property with any Person without the consent of the Agents; (d) sell or otherwise dispose of any material shares of capital stock, membership interests or partnership interests of any Subsidiary (except for a Permitted Other Subsidiary); (e) except for sales of ownership interests permitted under this Agreement and the issuance of limited partnership interests in the Borrower in exchange for ownership interests in Subsidiaries and Unconsolidated Entities to the extent permitted pursuant to the provisions of Section 6.04, materially alter the corporate, capital or legal structure of any such Person (except for a Permitted Other Subsidiary); (f) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution) provided that nothing herein shall prohibit the Borrower from dissolving any Subsidiary which has no assets on the date of dissolution or (g) materially alter the character of their respective businesses from that conducted as of the date of this Agreement.

     Section 6.06   Personal Property Leases.   For any Eligible Property, the
                    ------------------------
Borrower will not, and will not permit any of its Subsidiaries to (a) enter into leases of Personal Property which constitute Capital Leases in excess of the Hotel Capital Lease Limit or (b) enter into leases of Personal Property which do not constitute Capital Leases in excess of the Hotel Operating Lease Limit.

     Section 6.07   Investments, Loans, Future Properties.  Neither the Parent
                    -------------------------------------
nor the Borrower shall, or shall permit any of their respective Subsidiaries to, acquire by purchase or otherwise all or substantially all the business, property or fixed assets of any Person or any Hotel Property, make or permit to exist any loans, advances or capital contributions to, or make any Investments in (including without limitation, loans and advances to, and other Investments in, Subsidiaries), or purchase or commit to purchase any evidences of indebtedness of, stock or other securities, partnership interests, member interests or other interests in any Person, except the following (provided that after giving effect thereto there shall exist no Default):

     (a) the purchase of Liquid Investments with any Person which qualifies as an Eligible Assignee;

     (b) trade and customer accounts receivable (including in connection with the sale of used FF&E) which are for goods furnished or services rendered in the ordinary course of business and are payable in accordance with customary trade terms;

     (c) a Future Property which qualifies as an Eligible Property or a Permitted Non-Eligible Property;

     (d) Investments in unimproved land that either (i) is under development for operation of a Hotel Property or with respect to which such Hotel Property development is planned to commence within twelve months of the acquisition of such land or (ii) does not qualify under the preceding clause (i) and does not in the aggregate have a Cost Basis which exceeds $20,000,000;

     (e) Stock or Stock Equivalents (i) received in settlement of liabilities created in the ordinary course of business, and (ii) if the Leverage Ratio on the date of such Investment is less than or equal to 50%, then additional Stock or Stock Equivalents of publicly-traded Unconsolidated Entities which in the aggregate do not exceed $25,000,000;

     (f) Stock, Stock Equivalents, and other Investments in Unconsolidated Entities which are not publicly-traded Persons, and Permitted Non-Voting Stock Investments, provided that the aggregate of all such Stock, Stock Equivalents, Investments and Permitted Non-Voting Stock Investments shall not exceed $50,000,000 in the aggregate without the approval of the Majority Banks;

     (g) Indebtedness of a Person to the Borrower or to a Subsidiary of the Borrower that is secured by a Lien on one or more Hotel Properties owned by such Person, which Hotel Properties (A) were previously owned by the Borrower or a Subsidiary of the Borrower or (B) the Borrower reasonably expects to acquire (through trustee's sale, foreclosure, deed in lieu of foreclosure or otherwise), provided, however, that the aggregate amount of all Investments permitted under
--------  -------
this clause (g) shall not at any time exceed an amount equal to five percent (5%) of the Cost Basis in all the Parent's or the Parent's Subsidiaries Hotel Properties;

     (h)  Investments in real estate other than Hotel Properties, provided that
                                                                  --------
(i) excluding the Borrower's Investment in the office portion of the Marriott Hotel in Houston, Texas, such Investments do not, in the aggregate, exceed five percent (5%) of the Total Assets of the Parent or (ii) the Borrower intends to convert such real estate into Hotel Properties, provided that the Borrower
                                                --------

(A) so notifies the Administrative Agent within ninety (90) days after the date of such acquisition and (B) commences construction of such conversion within twelve (12) months after the date of such acquisition;

     (i) a loan to a Participating Lessee in amount sufficient to allow such Participating Lessee to purchase Personal Property from the Property Owners of the Hotel Properties which qualify as either an Eligible Property or a Permitted Non-Eligible Property so that the ownership of Personal Property by such Property Owners does not cause the Parent to forfeit the Parent's status as a REIT under the Code;

     (j) receivables purchased in connection with the acquisition of a Hotel Property; and

     (k) other assets owned in the ordinary course of owning the Parent's and the Parent's Subsidiaries' Hotel Properties.

Notwithstanding the foregoing, (a) neither the Borrower, nor the Parent, nor their respective Subsidiaries shall make an Investment which would (i) cause the Parent Properties in the aggregate to violate in any material way the Parent Property Requirements without the Agents' written consent, (ii) cause a Default, or (iii) cause or result in the Borrower or the Parent failing to comply with any of the financial covenants contained herein, and (b) neither the Borrower, nor the Parent, nor their respective Subsidiaries shall make an Investment with the Net Cash Proceeds from any Asset Disposition except for those Investments for which the Parent has publicly announced as of December, 31, 1997 and the acquisition of the Olivier House, New Orleans, Louisiana.

     Section 6.08   Affiliate Transactions.  Except for the Management
                    ----------------------
Agreements, the Participating Lease Agreements, certain liquor license agreements, the transactions described in Section 6.07(i) and the purchase by the Borrower or one of its Subsidiaries of the Madison, Wisconsin Ramada at a purchase price equal to or less than (a) the fair market value for such property at the time of entering into such purchase agreement, as confirmed by an appraisal plus (b) the costs of Capital Expenditures and FF&E for such property incurred in connection with the major renovation of such property contemplated by such agreement, the costs of financing such expenditures, and carrying costs and pre-opening costs for such property during the period of construction, and as expressly permitted elsewhere in this Agreement, the Borrower will not, and will not permit any of its Subsidiaries to, make, directly or indirectly: (a) any transfer, sale, lease, assignment or other disposal of any assets to any Affiliate of the Borrower which is not a Guarantor or any purchase or acquisition of assets from any such Affiliate except for sales of new Personal Property (i) which in any calendar year do not exceed $1,000,000 in the aggregate and (ii) for which the sales price is the actual cost to the party selling; or (b) any arrangement or other transaction directly or indirectly with or for the benefit of any such Affiliate (including without limitation, guaranties and assumptions of obligations of an Affiliate), other than in the ordinary course of business and at market rates.

     Section 6.09   Sale and Leaseback.  The Borrower will not, and will not
                    ------------------
permit any of its Subsidiaries to, enter into any arrangement with any Person, whereby in contemporaneous transactions the Borrower or such Subsidiary sells essentially all of its right, title and interest in a material asset and the Borrower or such Subsidiary acquires or leases back the right to use such property.

     Section 6.10   Sale or Discount of Receivables.  The Borrower will not, and
                    -------------------------------
will not permit any of its Subsidiaries to, directly or indirectly, sell with recourse, or discount or otherwise sell for less than the face value thereof, any of its notes or accounts receivable.

     Section 6.11   No Further Negative Pledges.  Except for those restrictions
                    ---------------------------
stated in the Senior Credit Agreement, the Borrower will not, and will not permit any of its Subsidiaries to, enter into or suffer to exist any agreement (other than this Agreement and the Credit Documents) (a) prohibiting the creation or assumption of any Lien upon the Properties of the Borrower or any of its Subsidiaries (except for the Permitted Other Subsidiaries), whether now owned or hereafter acquired, or (b) requiring an obligation to be secured if some other obligation is or becomes secured.

     Section 6.12   Franchise Agreements.  The Borrower will not, nor will it
                    --------------------
permit any of its Subsidiaries (other than Permitted Other Subsidiaries) or any Participating Lessee (other than as a lessee of a Permitted Non-Eligible Property) to enter into any termination, material modification or amendment of any Franchise Agreement except in connection with the conversion of a Hotel Property from a Franchise Agreement with one Franchisor to a Franchise Agreement with another Franchisor.

     Section 6.13   Material Documents.  The Borrower will not, nor will it
                    ------------------
permit any of its Subsidiaries (other than Permitted Other Subsidiaries) or any Participating Lessee (other than as a lessee of a Permitted Non-Eligible Property) to, enter into any termination, material modification or amendment of any:

     (a)  Management Agreement;

     (b)  Participating Lease;

     (c)  Ground Lease; and

     (d)  Any other material agreement.

Any termination, modification or amendment prohibited under this Section 6.13 without the Administrative Agent's written consent shall, to the extent permitted by applicable law, be void and of no force and effect.

      Section 6.14  Limitations on Development, Construction, Renovation and
                    --------------------------------------------------------
Purchase of Hotel Properties.  Neither the Parent nor the Borrower shall or
----------------------------
shall permit any of their respective Subsidiaries to engage in the development, construction or expansion of any Hotel Properties with respect to which the cost to complete the same shall at any time exceed $75,000,000 for all such development, construction and expansion in the aggregate or enter into any agreements to purchase Hotel Properties or other assets, unless the Parent, the Borrower or such Subsidiary (as applicable) at all times has available sources of capital equal to the total cost to complete such development or construction and to pay in full the cost of the purchase of such Hotel Properties or other assets (to the extent that the payment of such cost of purchase constitutes a recourse obligation of the Parent, the Borrower or its Subsidiary), which available sources of capital may include Advances to the extent that the Borrower may borrow the same for the purposes required or other Indebtedness permitted by the terms of this Agreement.


                                  ARTICLE VII

                              FINANCIAL COVENANTS

     So long as any Note or any amount under any Credit Document shall remain unpaid, or any Bank shall have any Commitment hereunder, unless the Super Majority Banks shall otherwise consent in writing, the Borrower agrees to comply and cause the Parent and the Parent's Subsidiaries to comply with the following covenants.

     7.01 Interest Coverage Ratio.  The Parent shall maintain at the end of each
          -----------------------
Rolling Period (a) for the Rolling Periods ending on March 31, 1998 through December 31, 1998, an Interest Coverage Ratio of not less than 2.15 to 1.0 and
(b) for any Rolling Period thereafter, an Interest Coverage Ratio of not less than 2.50 to 1.0.

     7.02 Debt Service Coverage Ratio.  The Parent shall maintain at the end of
          ---------------------------
each Rolling Period commencing with the Rolling Period ending on March 31, 1998, a Debt Service Coverage Ratio of not less than 2.0 to 1.0.

     7.03 Maintenance of Net Worth.  The Parent shall at all times maintain an
          ------------------------
Adjusted Net Worth of not less than the Minimum Tangible Net Worth.

     7.04 Limitations on Total Indebtedness.  The Parent shall not on any date
          ---------------------------------
permit the Total Indebtedness (including, without limitation, the Obligations and all Capitalized Lease Obligations) of the Parent to exceed the lesser of:
                                                                   ------

          (a) the sum of (i) for Seasoned Properties, (A) Adjusted EBITDA (on a Consolidated basis) of such Seasoned Properties for the preceding Rolling Period multiplied by (B) for the Rolling Periods ending on or before
            -------------
     September 30, 1998, six (6), and for any Rolling Periods ending thereafter, five (5); and (ii) for New Properties (including Hotel Properties to be immediately acquired using the proceeds from any Indebtedness), (A) the Cost Basis in such New Properties multiplied by (B) on or before September
                                       -------------
     30, 1998, sixty percent (60%), and for any date thereafter, fifty percent (50%); and

          (b) (i) the Parent Total Cost Basis (including Hotel Properties to be immediately acquired using the proceeds from any Indebtedness) multiplied
                                                                    ----------
     by (ii) on or before September 30, 1998, sixty percent (60%), and for any
     --
     date thereafter, fifty percent (50%);

provided that, in no event shall the Borrower or the Parent permit the Total
-------- ----
Indebtedness of the Parent to exceed the amount permitted under the Articles of Incorporation of the Parent.

     7.05 Limitations on Secured Recourse Indebtedness.  The Parent shall not
          --------------------------------------------
on any date on a Consolidated basis permit the Secured Recourse Indebtedness of the Parent, to exceed the lesser of:
                          ------

          (a) the sum of (i) for Seasoned Properties, Adjusted EBITDA (on a consolidated basis) of such Seasoned Properties for the preceding Rolling Period multiplied by two (2), and (ii) for New Properties (including Hotel Properties to be immediately acquired using the proceeds from any Indebtedness), twenty percent (20%) of the Cost Basis in such New Properties; and

          (b) fifteen percent (15%) of the Parent Total Cost Basis (including Hotel Properties to be immediately acquired using the proceeds from any Indebtedness).

     7.06 Limitations on Secured Non-Recourse Indebtedness.  The Parent shall
          ------------------------------------------------
not on any date on a Consolidated basis permit the Secured Non-Recourse Indebtedness of the Parent, to exceed the lesser of:
                                          ------

          (a) the sum of (i) for Seasoned Properties, Adjusted EBITDA (on a consolidated basis) of such Seasoned Properties for the preceding Rolling Period multiplied by three (3), and (B) for New Properties (including Hotel Properties to be immediately acquired using the proceeds from any Indebtedness), thirty percent (30%) of the Cost Basis in such New Properties; and

          (b) thirty percent (30%) of the Parent Total Cost Basis (including Hotel Properties to be immediately acquired using the proceeds from any Indebtedness).

     7.07 Limitations on Secured Indebtedness.  The Parent shall not at any time
          -----------------------------------
on a Consolidated basis permit the sum of the Parent's Secured Non-Recourse Indebtedness and Secured Recourse Indebtedness to exceed thirty percent (30%) of the Parent Total Cost Basis (including Hotel Properties to be immediately acquired using the proceeds from any Indebtedness).

     7.08 Permitted Non-Voting Stock Company Adjustment.  If the Parent or any
          ---------------------------------------------
of its Subsidiaries have a Permitted Non-Voting Stock Investment, then (a) to the extent not already included in the Adjusted EBITDA of the Parent and its Subsidiaries the lesser of (i) the dividends and interest received by the Parent or any of its Subsidiaries from a Permitted Non-Voting Stock Company and (ii) the Adjusted EBITDA of the Hotel Properties owned or leased by such Permitted Non-Voting Stock Company shall be included in Adjusted EBITDA for purposes of the financial covenants in this

Article VII, and (b) the Cost Basis of a Hotel Property owned by such Permitted Non-Voting Stock Company shall be included, as applicable, in those financial covenants in this Article VII which use Cost Basis and Parent Total Cost Basis. Applicability for a particular test shall be based upon whether a Hotel Property owned by such Permitted Non-Voting Stock Company constitutes either a Seasoned Property or a New Property.

                                  ARTICLE VII

                          EVENTS OF DEFAULT; REMEDIES

     Section 8.01   Events of Default.  The occurrence of any of the following
                    -----------------
events shall constitute an "Event of Default" under any Credit Document:

     (a)  Principal Payment.  The Borrower shall fail to pay any principal of
          -----------------
any Note when the same becomes due and payable as set forth in this Agreement;

     (b)  Interest or Other Obligation Payment.  The Borrower shall fail to pay
          ------------------------------------
any interest on any Note or any fee or other amount payable hereunder or under any other Credit Document when the same becomes due and payable as set forth in this Agreement, provided however that the Borrower will have a grace period of five days after the payments covered by this Section 8.01(b) becomes due and payable for the first two defaults under this Section 8.01(b) in every calendar year;

     (c)  Representation and Warranties.  Any representation or warranty made or
          -----------------------------
deemed to be made (i) by the Borrower in this Agreement or in any other Credit Document, (ii) by the Borrower (or any of its officers) in connection with this Agreement or any other Credit Document, or (iii) by any Subsidiary in any Credit Document shall prove to have been incorrect in any material respect when made or deemed to be made;

     (d)  Covenant Breaches.  (i) The Borrower shall fail to perform or observe
          -----------------
any covenant contained in Sections 5.02, 5.03, or 5.08, Section 5.05 (f), (g),
(h), (i), (l) or (n), Article VI or Article VII of this Agreement or the Borrower shall fail to perform or observe, or shall fail to cause any Guarantor to perform or observe any covenant in any Credit Document beyond any notice and/or cure period for such default expressly provided in such Credit Document or (ii) the Borrower or any Guarantor shall fail to perform or observe any term or covenant set forth in any Credit Document which is not covered by clause (i) above or any other provision of this Section 8.01, in each case if such failure shall remain unremedied for 30 days after the earlier of the date written notice of such default shall have been given to the Borrower or such Guarantor by the Administrative Agent or any Bank or the date a Responsible Officer of the Borrower or any Guarantor has actual knowledge of such default, unless such default in this clause (ii) cannot be cured in such 30 day period and the Borrower is diligently proceeding to cure such default, in which event the cure period shall be extended to 90 days;

     (e)  Cross-Defaults.
          --------------

          (i) any "Event of Default" as defined in the Senior Credit Agreement shall occur; or

          (ii) with respect to (A) any Secured Non-Recourse Indebtedness which is outstanding in a principal amount of at least $20,000,000 individually or when aggregated with all such Secured Non-Recourse Indebtedness of the Borrower, the Parent or any of their respective Subsidiaries or (B) any other Indebtedness (but excluding Indebtedness evidenced by the Notes) which is outstanding in a principal amount of at least $5,000,000 individually or when aggregated with all such Indebtedness of the Borrower, the Parent or any of their respective Subsidiaries any of the following:

                (1) any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof,

               (2) the Borrower, the Parent or any of their respective Subsidiaries shall fail to pay any principal of or premium or interest of any of such Indebtedness (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or

               (3) any other event shall occur or condition shall exist under any agreement or instrument relating to such Indebtedness, and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to permit the holders of such Indebtedness to accelerate the maturity of such Indebtedness;

     (f)  Insolvency.  The Borrower, the Parent, any of their respective
          ----------
Subsidiaries, or the Participating Lessee (except for Prime Hospitality) for four (4) or more Eligible Properties shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower, the Parent, any of their respective Subsidiaries, or the Participating Lessee (except for Prime Hospitality) for four (4) or more Eligible Properties seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against the Borrower, the Parent, any of their respective Subsidiaries, or the Participating Lessee (except for Prime Hospitality) for four (4) or more Eligible Properties, either such proceeding shall remain undismissed for a period of 60 days or any of the actions sought in such proceeding shall occur; or the Borrower, the Parent, any of their respective Subsidiaries, or the Participating Lessee (except for Prime Hospitality) for four (4) or more Eligible Properties shall take any corporate action to authorize any of the actions set forth above in this paragraph (f);

     (g)  Judgments.  Any judgment or order for the payment of money in excess
          ---------
of $5,000,000 (reduced for purposes of this paragraph for the amount in respect of such judgment or order that a reputable insurer has acknowledged being payable under any valid and enforceable insurance policy) shall be rendered against the Borrower, the Parent or any of their respective Subsidiaries which, within 30 days from the date such judgment is entered, shall not have been discharged or execution thereof stayed pending appeal;

     (h)  ERISA.  (i) Any Person shall engage in any "prohibited transaction"
          -----
(as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is likely to result in the termination of such Plan for purposes of Title IV of ERISA, unless such Reportable Event, proceedings or appointment are being contested by the Borrower in good faith and by appropriate proceedings, (iv) any Plan shall terminate for purposes of Title IV of ERISA,
(v) the Borrower or any member of a Controlled Group shall incur any liability in connection with a withdrawal from a Multiemployer Plan or the insolvency (within the meaning of Section 4245 of ERISA) or reorganization (within the meaning of Section 4241 of ERISA) of a Multiemployer Plan, unless such liability is being contested by the Borrower in good faith and by appropriate proceedings, or (vi) any other event or condition shall occur or exist, with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could subject the Borrower or any Guarantor to any tax, penalty or other liabilities in the aggregate exceeding $10,000,000;

     (i)  Subordinate Guaranty.  Any provision of any Subordinate Guaranty
          --------------------
except a Supplemental Guaranty shall for any reason cease to be valid and binding on any Guarantor or any Guarantor shall so state in writing;

     (j)  Environmental Indemnity.  Any Environmental Indemnity shall for any
          -----------------------
reason cease to be valid and binding on any Person party thereto or any such Person shall so state in writing;

     (k)  Invalidity of Subordination Provisions.  The provisions or documents
          --------------------------------------
which provide for the subordination of any claims by a Participating Lessee under the Participating Leases against the applicable Property Owner to the Obligations or the Subordinate Indebtedness shall be invalidated or otherwise cease to be in full force and effect;

     (l)  Franchise Agreement.  With respect to any Hotel Properties owned or
          -------------------
leased by the Parent or any of its Subsidiaries (i) any of the Ramada-branded Hotel Properties contained within the Prime Hospitality portfolio (excluding Ramada Inn - Danbury, CT and Ramada Inn - Elmsford, NY) fail to be subject to a Franchise Agreement within 18 months from the date of acquisition, (ii) if at the time of acquisition of any other Hotel Property such Hotel Property is operated pursuant to a franchise or license agreement with a Person who is not a Franchisor, then on or prior to the first anniversary (18 months for Hotel Properties which in the aggregate at any one time have a Cost Basis of less than or equal to $100,000,000) of the acquisition thereof such Hotel Property fails to be converted to a Franchise Agreement with a Franchisor, and (iii) any four
(4) Franchise Agreements shall be in default at the same time;

     (m)  Default Under Ground Lease.  The occurrence of a default under any
          --------------------------
ground lease (other than a Ground Lease affecting a Permitted Non-Eligible Property) which has not been cured or waived (i) 10 days prior to the date the ground lessor under such ground lease would have the right to terminate such ground lease and (ii) in any event within 30 days of the occurrence of such default;

     (n)  Manager.  The Participating Lessee of a Hotel Property other than a
          -------
Permitted Non-Eligible Property shall not have replaced the Manager with a reputable, nationally known, third party manager acceptable to the Agents within 120 days of the occurrence of any of the following: Any Management Agreement shall have been terminated except in connection with an Asset Disposition, or any Manager shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Manager or any of its Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against the Manager or any of its Subsidiaries, either such proceeding shall remain undismissed for a period of 60 days or any of the actions sought in such proceeding shall occur; or the Manager or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this paragraph (n);

     (o)  Parent's REIT Status.   There shall be a determination from the
          --------------------
applicable Governmental Authority from which no appeal can be taken that the Parent's tax status as a REIT has been lost;

     (p)  Parent Common Stock; Capitalization Event  The Parent at any time
          -----------------------------------------
hereafter fails to (a) cause the Parent Common Stock to be duly listed on the New York Stock Exchange, Inc. and (b) file timely all reports required to be filed by the Parent with the New York Stock Exchange, Inc. and the Securities and Exchange Commission and, with respect to a failure under clause (b), such failure remains uncured on the date which is the earlier of (i) the date 30 days following the initial occurrence of such failure and (ii) the date specified by the New York Stock Exchange, Inc. or the Securities and Exchange Commission as the date such failure needs to be cured by. Upon the receipt by the Parent of any Net Cash Proceeds from a Capitalization Event, (a) the Parent fails to immediately make a capital contribution to the Borrower in the aggregate amount of such Net Cash Proceeds or (b) the Borrower fails to apply such Net Cash Proceeds in accordance with this Agreement and the Senior Credit Documents either (i) to repay any outstanding principal of the Notes, and accrued and unpaid interest thereon and other amounts payable by the Borrower in respect thereof, (ii) to repay any Senior Obligations or (iii) to make Investments permitted by this Agreement;

     (q)  Changes in Ownership and Control.  Any of the following occur without
          --------------------------------
the written consent of the Agents: (a) the Parent owns less than 100% of the stock and beneficial ownership interest in the General Partner and AGH LP; (b) the General Partner and AGH LP (i) amend the Borrower's partnership agreement in any material respect, (ii) admit a new general partner to the Borrower, or (iii) own less than 51% of the partnership interests in and beneficial ownership of the Borrower; (c) the General Partner resigns as general partner of the Borrower; (d) Steven D. Jorns, Bruce G. Wiles and their respective Associates legally and beneficially own less than 20% of the outstanding shares of the Manager common stock; (e) Steven D. Jorns, Bruce G. Wiles or any of their respective Associates sells or assigns either the legal or beneficial interest in any outstanding shares of the Manager common stock except to Steven D. Jorns, Bruce G. Wiles or any of their respective Associates; (f) Steven D. Jorns, Bruce
G. Wiles, and Kenneth E. Barr and their respective Associates legally and beneficially owns less than 20% of the partnership interests in AGH Leasing; (g) Steven D. Jorns, Bruce G. Wiles, Kenneth E. Barr or any of their respective Associates sells or assigns either the legal or beneficial interest in any partnership interests in AGH Leasing except to Steven D. Jorns, Bruce G. Wiles, Kenneth E. Barr or any of their respective Associates; (h) Steven D. Jorns or Kenneth E. Barr or any of their respective Associates sells or assigns either the legal or beneficial interest in the Parent or the Borrower except (1) to their respective Associates and (2) in connection with a Permitted Officer Assignment; (i) the Parent shall cease to employ Steven D. Jorns as the president and chief executive officer of the Parent and, within 180 days following the termination of such employment of Mr. Jorns for any reason, another person acceptable to the Majority Banks in their sole discretion is not employed as the president and chief executive officer of the Parent; (j) the Parent shall cease to employ Kenneth E. Barr as the chief financial officer of the Parent and, within 180 days following the termination of such employment of Mr. Barr for any reason, another person acceptable to the Majority Banks in their sole discretion is not employed as the chief financial officer of the Parent; (k) unless TT Leasing is no longer a Participating Lessee or has been merged into AGH Leasing, AGH Leasing sells or assigns either the legal or beneficial interest in any partnership interests in TT Leasing except to Steven
D. Jorns, Bruce G. Wiles, Kenneth E. Barr or any of their respective Associates or (l) AGH Leasing, Steven D. Jorns, Bruce G. Wiles, Kenneth E. Barr or any of their respective Associates is no longer the sole general partner of TT Leasing, provided, however, TT Leasing can be merged into AGH Leasing; or

     (r)  Participating Lessee.  Either (i) a material default by the
          --------------------
Participating Lessee shall occur under any Participating Lease related to four
(4) or more Eligible Properties which shall remain uncured following any notice and cure period under such document, (ii) with respect to four (4) or more Eligible Properties, the Participating Lease for any Hotel Property is terminated, or (iii) the Participating Lessee enters into a Participating Lease or other material agreement except those directly related to a Hotel Property owned by the Borrower or any of the Borrower's Subsidiaries.

      Section 8.02  Optional Acceleration of Maturity.  If any Event of Default
                    ---------------------------------
(other than an Event of Default pursuant to paragraph (f) of Section 8.01) shall have occurred and be continuing, then, and in any such event,

     (a) the Administrative Agent (i) shall at the request, or may with the consent, of the Super Majority Banks, by notice to the Borrower, declare the obligation of each Bank to make Advances to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Super Majority Banks, by notice to the Borrower, declare the Notes, all interest thereon, and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Notes, all such interest, and all such amounts shall become and be forthwith due and payable in full, without presentment, demand, protest or further notice of any kind (including, without limitation, any notice of intent to accelerate or notice of acceleration), all of which are hereby expressly waived by the Borrower, and

     (b) the Administrative Agent shall at the request of, or may with the consent of, the Super Majority Banks proceed to enforce its rights and remedies under the Credit Documents for the ratable benefit of the Banks by appropriate proceedings.

     Section 8.03   Automatic Acceleration of Maturity.  If any Event of Default
                    ----------------------------------
pursuant to paragraph (f) of Section 8.01 shall occur, then the obligation of each Bank to make Advances shall immediately and automatically be terminated and the Notes, all interest on the Notes, and all other amounts payable under this Agreement shall immediately and automatically become and be due and payable in full, without presentment, demand, protest or any notice of any kind (including, without limitation, any notice of intent to accelerate or notice of acceleration), all of which are hereby expressly waived by the Borrower.

     Section 8.04   Cash Collateral Account.
                    -----------------------

     (a)  Pledge.  The Borrower hereby pledges, and grants to the Administrative
          ------
Agent for the benefit of the Banks, a security interest in all funds held in the Cash Collateral Account from time to time and all proceeds thereof, as security for the payment of the Obligations.

     (b)  Duty of Care.  The Administrative Agent shall exercise reasonable care
          ------------
in the custody and preservation of any funds held in the Cash Collateral Account and shall be deemed to have exercised such care if such funds are accorded treatment substantially equivalent to that which the Administrative Agent accords its own property, it being understood that the Administrative Agent shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any such funds.

     Section 8.05   Non-exclusivity of Remedies.  No remedy conferred upon the
                    ---------------------------
Administrative Agent or the Banks is intended to be exclusive of any other remedy, and each remedy shall be cumulative of all other remedies existing by contract, at law, in equity, by statute or otherwise.

     Section 8.06   Right of Set-off.  Upon (a) the occurrence and during the
                    ----------------
continuance of any Event of Default and (b) the making of the request or the granting of the consent, if any, specified by Section 8.02 to authorize the Administrative Agent to declare the Notes and any other amount payable hereunder due and payable pursuant to the provisions of Section 8.02 or the automatic acceleration of the Notes and all amounts payable under this Agreement pursuant to Section 8.03, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement, the Note held by such Bank, and the other Credit Documents, irrespective of whether or not such Bank shall have made any demand under this Agreement, such Note, or such other Credit Documents, and although such obligations may be unmatured. Each Bank agrees to promptly notify the Borrower after any such set-off and application made by such Bank, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this Section are in addition to any other rights and remedies (including, without limitation, other rights of set-off) which such Bank may have.

                                  ARTICLE IX

                               AGENCY PROVISIONS

     Section 9.01   Authorization and Action.  Each Bank hereby appoints and
                    ------------------------
authorizes each Agent to take such action as Agent on its behalf and to exercise such powers under this Agreement and the other Credit Documents as are delegated to such Agent by the terms hereof and of the other Credit Documents, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement or any other Credit Document (including, without limitation, enforcement or collection of the Notes), the Agents shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Banks, and such instructions shall be binding upon all Banks and all holders of Notes; provided, however, that neither Agent shall be required to take any
       --------
action which exposes such Agent to personal liability or which is contrary to this Agreement, any other Credit Document, or applicable law. The functions of the Agents are administerial in nature and in no event shall the Agents have a fiduciary or trustee relation in respect of any Bank by reason of this Agreement or any other Credit Document. Within 5 Business Days of the Administrative Agent receiving actual notice (without any duty to investigate) of a Default, the Administrative Agent will provide written notice of such Default to the Banks.

     Section 9.02   Agents' Reliance, Etc.  Neither the Agents nor any of their
                    ---------------------
respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken (including such Person's own negligence) by it or them under or in connection with this Agreement or the other Credit Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, each Agent: (a) may treat the payee of any Note as the holder thereof until such Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Administrative Agent; (b) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Bank and shall not be responsible to any Bank for any statements, warranties or representations made in or in connection with this Agreement or the other Credit Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Credit Document on the part of the Borrower or its Subsidiaries or to inspect the property (including the books and records) of the Borrower or its Subsidiaries; (e) shall not be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Credit Document; and (f) shall incur no liability under or in respect of this Agreement or any other Credit Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

     Section 9.03   Each Agent and Its Affiliates.  With respect to its
                    -----------------------------
Commitment, the Advances made by it and the Notes issued to it, each Agent shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not an Agent. The term "Bank" or "Banks" shall, unless otherwise expressly indicated, include each Agent in its individual capacity. Each Agent and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower or any of its Subsidiaries, and any Person who may do business with or own securities of the Borrower or any such Subsidiary, all as if such Agent were not an Agent hereunder and without any duty to account therefor to the Banks.

     Section 9.04   Bank Credit Decision.  Each Bank acknowledges that it has,
                    --------------------
independently and without reliance upon either Agent or any other Bank and based on the financial statements referred to in Section 4.06 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon either Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

      Section 9.05  Indemnification.  The Banks severally agree to indemnify
                    ---------------
each Agent (to the extent not reimbursed by the Borrower), according to their respective Pro Rata Shares from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against such Agent in any way relating to or arising out of this Agreement or any action taken or omitted by such Agent under this Agreement or any other Credit Document (including such Agent's own negligence), provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank agrees to reimburse each Agent promptly upon demand for its Pro Rata Share of any out-of-pocket expenses (including counsel fees) incurred by such Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any other Credit Document, to the extent that such Agent is not reimbursed for such expenses by the Borrower.

     Section 9.06   Successor Agent.  Either Agent may resign at any time by
                    ---------------
giving written notice thereof to the Banks and the Borrower and may be removed at any time with cause by the Super Majority Banks upon receipt of written notice from the Super Majority Banks to such effect. Upon receipt of notice of any such resignation or removal, the Super Majority Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Super Majority Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks and the Borrower, appoint a successor Agent, which shall be a commercial bank meeting the financial requirements of an Eligible Assignee. Upon the acceptance of any appointment as Agent by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement and the other Credit Documents. After any retiring Agent's resignation or removal hereunder as Documentation Agent or Administrative Agent, the provisions of this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was such Agent under this Agreement and the other Credit Documents.

     Section 9.07   Arranger, Syndication Agent and Managing Agents.  The Bank
                    -----------------------------------------------
of Nova Scotia and Wells Fargo Bank, National Association shall each be named a Managing Agent under the Credit Documents, but the Managing Agents shall have no right or duty to act as agent on behalf of the Banks. Societe Generale, Southwest Agency shall be named Arranger and Syndication Agent under the Credit Documents, but the Arranger and the Syndication Agent shall have no right or duty to act as agent on behalf of the Banks in such capacities; provided that the provisions of this sentence shall in no way effect Societe Generale, Southwest Agency's rights or duties as Documentation Agent on behalf of the Banks.

                                   ARTICLE X

                                 SUBORDINATION

     Section 10.01  Subordination.  The payment of any Obligations (including
                    -------------
interest accruing after the filing of a petition initiating any proceeding pursuant to any bankruptcy law with respect to the Borrower as debtor) is subordinated to the payment of any Senior Obligations, as the Senior Obligations may be amended, renewed, extended, increased, substituted, refinanced, restructured, replaced, supplemented or otherwise modified from time to time; provided that the aggregate principal amount and face amount of outstanding
--------
letters of credit under the Senior Credit Agreement which shall be senior to the Obligations shall not exceed $500,000,000.00 on the terms and conditions contained in this Article X.

     Section 10.02  Payment Blockage.  No payment by the Borrower on the
                    ----------------
Obligations (whether pursuant to the terms of the Obligations or upon acceleration or otherwise) shall be made if, at the time of any such payment, there exists a default in the payment of any Senior Obligations (a "Senior Payment Default"), and such Senior Payment Default shall not have been cured or waived by or on behalf of the holders of such Senior Obligations. In addition, during the continuance of the breach of any provision in Article VII of the Senior Credit Agreement ("Financial Covenant Default"), upon the giving by the Senior Administrative Agent of written notice to the Administrative Agent of such breach, no such payment may be made by the Borrower upon the Obligations for a period (the "Blockage Period") commencing on the date of the giving of such notice and ending 180 days after the date of the giving of such notice.
Not more than one Blockage Period may be commenced with respect to the Obligations during any period of 360 consecutive days. No Financial Covenant Default which existed or was continuing on the date of commencement of any Blockage Period shall be, or be made, the basis for commencement of a second Blockage Period whether within or without a period of 360 consecutive days unless such Financial Covenant Default shall have been cured for a period of not less than 30 consecutive days or waived. During any period in which payments on the Obligations are not restricted pursuant to this Section 10.02, the holders of the Obligations shall be entitled to receive payments in accordance with the terms of the Obligations, including any payments that were previously restricted in accordance with this Section 10.02.

     Section 10.03  Remedy Blockage.
                    ---------------

     (a) At any time when any Senior Obligations remain outstanding, the holders of the Obligations will not have any of the following rights: (i) to demand, sue for or take from the Borrower, by set-off or in any other manner, any moneys which may then or thereafter be owing by the Borrower on the Obligations, (ii) to commence, or to join with any Person in commencing, any suit, action or proceeding against the Borrower (A) to enforce payment of or to collect all or any portion of the Obligations or (B) to commence judicial enforcement of any of the rights and remedies under the documents or instruments governing the Obligations or applicable law, (iii) to accelerate the principal of or interest on or any other amount under the Obligations, or (iv) as a holder of the Obligations, to commence, or to join with any Person in commencing, against Borrower or any of its property a bankruptcy, reorganization, insolvency, receivership or other similar proceeding (each of the foregoing a "Remedial Action") until the earlier of:

          1. the commencement by the Senior Administrative Agent or any holder of the Senior Obligations of any Remedial Action;

          2. the commencement of a liquidation or dissolution proceeding with respect to the Borrower or a bankruptcy, reorganization, insolvency, receivership, or other similar proceeding with respect to the Borrower or any of its property; or

          3. the occurrence of an Event of Default and the continuance thereof unwaived for 360 days.

     (b) Notwithstanding the foregoing, the holders of the Obligations and the Administrative Agent may (i) charge interest at a default rate, (ii) sue for specific performance, but not for damages or other sums of money, or obtain injunctive relief, in either case, in respect of the covenants of the Obligations which do not require, directly or indirectly, the payment by the Borrower of money, (iii) give notices and file law suits to prevent the running of the relevant statute of limitations, pursue rights in bankruptcy, reorganization, insolvency, receivership, or other similar proceedings, and otherwise protect legal rights and (iv) send notices of default under the Credit Agreement.

     Section 10.04  Certain Distributions.  Upon any distribution to creditors
                    ---------------------
of the Borrower in a liquidation or dissolution of the Borrower or in a bankruptcy, reorganization, insolvency, receivership, or other similar proceeding with respect to the Borrower or any of its property, (a) the holders of the Senior Obligations will be entitled to receive payment in full in cash, or to have such payment duly provided for in cash, of all amounts payable under or in respect of the Senior Obligations (including interest accrued after the commencement of such proceeding) before the holders of the Obligations will be entitled to receive from the Borrower or its assets any payment under or in respect of the Obligations and (b) until the holders of the Senior Obligations have received such payment in full in cash, or such payment is duly provided for in cash, any distribution from the Borrower or its assets to which the holders of the Obligations would otherwise be entitled will be made to the holders of the Senior Obligations (or one or more trustees or representatives acting on their behalf). Subject to the prior payment in full in cash of all Senior Obligations (or provision made for payment in full in cash of all Senior Obligations), the holders of the Obligations shall be subrogated to the rights of the holders of the Senior Obligations to receive payments or distribution of assets of the Borrower applicable to the Senior Obligations until all amounts owing on the Obligations shall be paid in full.

     Section 10.05  Payment in Trust.  The Administrative Agent and each of the
                    ----------------
Banks (or a trustee, representative, or agent acting on their behalf) will be obligated to hold in trust for, and to pay over promptly to, the holders of the Senior Obligations (or one or more trustees, representatives, or agents acting on their behalf) all payments and distributions received by the Administrative Agent or such Bank in contravention of the restrictions contained in this
Article X; provided, however, that notwithstanding such restrictions, the Administrative Agent and the Banks shall be entitled to receive and to retain any and all payments (a) made in securities of the Borrower provided the same are subordinated to the Senior Obligations at least to the same extent as the Obligations or (ii) made in accordance with any relevant court order respecting the subordination provided for herein.

     Section 10.06  Liens.  The Administrative Agent and the Banks will not
                    -----
create, assume, or suffer to exist any Lien securing the repayment of the Obligations. Any such Lien existing in violation of the foregoing shall be fully subordinate to any Lien in favor of the Senior Administrative Agent or the Senior Creditors which secures any of the Senior Obligations. At the request of the Senior Administrative Agent, the Administrative Agent, the Banks, and the Borrower will take any and all steps necessary to fully effect the release of any such Lien.

     Section 10.07  Miscellaneous.
                    -------------

     (a) The Administrative Agent, the Banks, and the Borrower agree to execute any and all other instruments requested by the Senior Administrative Agent to further evidence the subordination of the Obligations to the Senior Obligations as herein provided.

     (b) The provisions of this Article X are irrevocable and the Senior Administrative Agent and the Senior Creditors may, without notice to any of the parties hereto and without impairing or releasing the obligations of the Borrower, the Administrative Agent, and the Banks hereunder, (i) create Senior Obligations by extending credit under the Senior Credit Agreement; (ii) subject to the limitation on total principal contained in Section 10.01, change the terms of or increase the amount of the Senior Obligations by increasing, extending, rearranging, amending, supplementing, or otherwise modifying any instrument or agreement creating Senior Obligations; (iii) sell, exchange, release, or otherwise deal with any collateral securing any Senior Obligations;
(iv) release anyone, including the Borrower or any guarantor, liable in any manner for the payment or collection of any Senior Obligations; (v) exercise or refrain from exercising any rights against the Borrower or any other Person; and
(vi) apply any sums received by any Senior Creditor, from whatever source, to the payment of the Senior Obligations.

     (c) The foregoing provisions will be enforceable against the Administrative Agent and the Banks, by or on behalf of the holders of the Senior Obligations and such holders are intended third party beneficiaries of this
Article X.

                                  ARTICLE XI

                                 MISCELLANEOUS

     Section 11.01  Amendments, Etc.  No amendment or waiver of any provision of
                    ---------------
this Agreement, the Notes, or any other Credit Document, nor consent to any departure by the Borrower or any Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Documentation Agent, the Administrative Agent or the Agents, as specified in the particular provisions of the Credit Documents, and the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment shall increase the
                         --------
Commitment of any Bank without the written consent of such Bank, and no amendment, waiver or consent shall, unless in writing and signed by all the Banks, do any of the following: (a) increase the aggregate Commitments of the Banks,

(b) reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder or under any other Credit Document or otherwise release the Borrower from any Obligations, (c) postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, (d) change the number of Banks which shall be required for the Banks or any of them to take any action hereunder or under any other Credit Document, (e) amend this Section 11.01, (f) amend the definition of "Majority Banks" or "Super Majority Banks", (g) amend the definition of "Total Availability", but not the definitions that are used in the definition of "Total Availability", (h) release the Parent from its obligations under the Subordinate Guaranty or (i) amend the provisions of Article X; and provided, further, that
                                                       --------
no amendment, waiver or consent shall, unless in writing and signed by the Documentation Agent or the Administrative Agent, in addition to the Banks required above to take such action, affect the rights or duties of the Documentation Agent or the Administrative Agent, as the case may be, under this Agreement or any other Credit Document. In addition, none of the following decisions shall be made without the written consent of the Super Majority Banks:

          (a) release any Guarantor except the Parent from its obligations under any of the Subordinate Guaranties (provided that the Administrative Agent can (i) release any Supplemental Guarantor from its obligations under any of the Supplemental Guaranties and (ii) if no Default then exists, release any Subsidiary of the Borrower which no longer is a Property Owner of an Eligible Property);

          (b) release any Person from its obligations under any of the Environmental Indemnities;

          (c) any determination to make a Borrowing after the occurrence and during the continuance of an Event of Default;

          (d) increases the maximum duration of Interest Periods permitted under this Agreement;

          (e) any waiver for a period of more than 60 days of, or any material amendment to, the financial covenants contained in Article VII of this Agreement;

          (f)  any material waiver of the covenants contained in Sections 6.01,
     6.02 or 6.04;

          (g) amends any of the definitions that are used in the definition of "Total Availability";

          (h) any amendment, supplement or modification to, or waiver of, the provisions of Section 8.01 of this Agreement;

          (i) any determination to send notice to the Borrower of, or otherwise declare, an Event of Default pursuant to Section 8.01 of this Agreement;

          (j)  any determination to accelerate the Obligations pursuant to
     Section 8.02 of this Agreement; and

          (k) any exercise remedies under any Credit Document, provided, however, that if an Event of Default has occurred and is continuing and the Super Majority Banks cannot agree on a course of action within 60 days following the occurrence of such Event of Default, the Administrative Agent shall commence exercising remedies against the Borrower, the Parent and the other Guarantors.


In addition, none of the following decisions shall be made without the written consent of the Majority Banks:

          (a) any waiver for more than 30 days of, or any material amendment to, of the reporting requirements set forth in clauses (a)-(f) or (h) of
     Section 5.05 of this Agreement;

          (b) any material waiver of, or any material amendment to any section of Article VI not previously referenced in this Section 11.01; and

          (c) any material decision regarding the operation, maintenance, sale or other disposition of any Property after the foreclosure upon such Property, provided that Administrative Agent shall be able to take any action it determines necessary to preserve or maintain any such Property and provided further that if the Majority Banks cannot agree on the sale or disposition of such Property, the Administrative Agent shall not sell or dispose of such Property, but shall continue to hold such Property for the benefit of the Banks.

Any amendment to a covenant of the Parent or any of its Subsidiaries or amendment to a definition shall require the Borrower's written consent.

      Section 11.02 Notices, Etc.  All notices and other communications shall be
                    ------------
in writing (including telecopy or telex) and mailed, telecopied, telexed, hand delivered or delivered by a nationally recognized overnight courier, if to the Borrower, at its address at 5605 MacArthur Blvd., Suite 1200, Irving, Texas 75038, Attention: Steven D. Jorns; if to any Bank at its Domestic Lending Office specified opposite its name on Schedule 11.02; if to the Documentation Agent, at its address at 4900 Trammell Crow Center, 2001 Ross Avenue, Dallas, Texas 75201,
Attention: Thomas K. Day, Vice President (telecopy: (214) 979-2727; telephone:
(214) 979-2774); if to Bank One, Texas, N.A., in its capacity as Administrative Agent, at its office at 1717 Main Street, 4th Floor, Dallas, Texas 75201,
Attention: Commercial Real Estate Department - Jeff Etter, Vice President (telecopy: (214) 290-7205; telephone: (214) 290-2385); or, as to each party, at such other address or teletransmission number as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, when mailed, telecopied, telexed or hand delivered or delivered by overnight courier, be effective three days after deposited in the mails, when telecopy transmission is completed, when confirmed by telex answer-back or when delivered, respectively, except that notices and communications to the Administrative Agent pursuant to Article II or Article IX shall not be effective until received by the Administrative Agent.

      Section 11.03 No Waiver; Remedies.  No failure on the part of any Bank or
                    -------------------
any Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in this Agreement and the other Credit Documents are cumulative and not exclusive of any remedies provided by law.

      Section 11.04 Costs and Expenses.  The Borrower agrees to pay on demand
                    ------------------
all out-of-pocket costs and expenses of the Agents in connection with the preparation, execution, delivery, administration, modification and amendment of this Agreement, the Notes and the other Credit Documents and syndication (syndication costs shall not exceed $5,000 per Eligible Assignee) of the Obligations including, without limitation, (a) the reasonable fees and out-of-pocket expenses of

Bracewell & Patterson, L.L.P., counsel for the Documentation Agent, and, with respect to advising either Agent as to its rights and responsibilities under this Agreement, the Agents, (b) the reasonable fees and out-of-pocket expenses of Donohoe, Jameson & Carroll, P.C., counsel for the Administrative Agent, and
(c) all reasonable out-of-pocket costs and expenses, if any, of each Agent and each Bank (including, without limitation, reasonable counsel fees and expenses of each Agent and each Bank) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement and the other Credit Documents, and (d) to the extent not included in the foregoing, the costs of any local counsel, travel expenses, Engineering Reports, Environmental Reports, and any title or Uniform Commercial Code search costs, any flood plain search costs, insurance consultant costs and other costs usual and customary in connection with a credit facility of this type.

      Section 11.05 Binding Effect.  This Agreement shall become effective when
                    --------------
it shall have been executed by the Borrower and the Agents, and when the Documentation Agent shall have, as to each Bank, either received a counterpart hereof executed by such Bank or been notified by such Bank that such Bank has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, each Agent, and each Bank and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights or delegate its duties under this Agreement or any interest in this Agreement without the prior written consent of each Bank.

      Section 11.06 Bank Assignments and Participations.
                    -----------------------------------

     (a) Assignments.  Any Bank may assign to one or more banks or other
         -----------
entities all or any portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it, the Notes held by it); provided, however, that (i) each such
                                    --------  -------
assignment shall be of a constant, and not a varying, percentage of all of such Bank's rights and obligations under this Agreement and shall involve a ratable assignment of such Bank's Commitment and such Bank's Advances, (ii) the amount of the resulting Commitment and Advances of the assigning Bank (unless it is assigning all its Commitment) and the assignee Bank pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $10,000,000 and shall be an integral multiple of $1,000,000, (iii) each such assignment shall be to an Eligible Assignee, (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with the Notes subject to such assignment, (v) the Agents shall consent to such assignment, which consent shall not be unreasonably withheld or delayed, and (vi) each Eligible Assignee (other than the Eligible Assignee of either Agent or an Eligible Assignee which is an Affiliate of the assigning
Bank) shall pay to the Administrative Agent a $2,500 administrative fee. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least three Business Days after the execution thereof, (A) the assignee thereunder shall be a party hereto for all purposes and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Bank hereunder and (B) such Bank thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of such Bank's rights and obligations under this Agreement, such Bank shall cease to be a party hereto). Notwithstanding anything herein to the contrary, any Bank may assign, as collateral or otherwise, any of its rights under the Credit Documents to any Federal Reserve Bank.

     (b) Term of Assignments.  By executing and delivering an Assignment and
         -------------------
Acceptance, the Bank thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency of value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the Guarantors or the performance or observance by the Borrower or the Guarantors of any of their obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Sections 4.06 and 5.05, if applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon either Agent, such Bank or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to such Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Bank.

     (c) The Register.  The Administrative Agent shall maintain at its address
         ------------
referred to in Section 11.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Banks and the Commitments of, and principal amount of the Advances owing to, each Bank from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, each Agent, and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Bank at any reasonable time and from time to time upon reasonable prior notice.

     (d) Procedures.  Upon its receipt of an Assignment and Acceptance executed
         ----------
by a Bank and an Eligible Assignee, together with the Note subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of the attached Exhibit B,
(i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register, and (iii) give prompt notice thereof to the Borrower. Within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Note, a new Note payable to the order of such Eligible Assignee in amount equal to, respectively, the Commitment and the outstanding Advances assumed by it pursuant to such Assignment and Acceptance, and if the assigning Bank has retained any Commitment hereunder, a new Note payable to the order of such Bank in an amount equal to, respectively, the Commitment and the outstanding Advances retained by it hereunder. Such new Note shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the attached Exhibit A.

     (e) Participations.  Each Bank may sell participations to one or more banks
         --------------
or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it, and the Notes held by it); provided,
                                                                 --------
however, that (i) such Bank's obligations under this Agreement (including,
-------
without limitation, its Commitment to the Borrower hereunder) shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Bank shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrower, each Agent, and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement, (v) such Bank shall not require the participant's consent to any matter under this Agreement, except for change in the principal amount of any Note in which the participant has an interest, reductions in fees or interest, or extending the Maturity Date except as permitted in this Agreement, and (vi) such Bank shall give prompt notice to the Borrower of each such participation sold by such Bank. The Borrower hereby agrees that participants shall have the same rights under Sections 2.08, 2.09, 2.11(c), and 11.07 hereof as the Bank to the extent of their respective participations.

     (f) Confidentiality.  Each Bank may furnish any information concerning the
         ---------------
Borrower and its Subsidiaries in the possession of such Bank from time to time to assignees and participants (including prospective assignees and participants); provided that, prior to any such disclosure, the assignee or
               --------
participant or proposed assignee or participant shall agree in writing to preserve the confidentiality of any confidential information relating to the Borrower and its Subsidiaries received by it from or on behalf of such Bank. Such Bank shall promptly deliver a signed copy of any such confidentiality agreement to the Borrower.

      Section 11.07 Indemnification.  The Borrower shall indemnify each Agent,
                    ---------------
the Banks (including any lender which was a Bank hereunder prior to any full assignment of its Commitment), and each affiliate thereof and their respective directors, officers, employees and agents from, and discharge, release, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from (i) any actual or proposed use by the Borrower or any Affiliate of the Borrower of the proceeds of any Advance, (ii) any breach by the Borrower or any Guarantor of any provision of this Agreement or any other Credit Document, (iii) any investigation, litigation or other proceeding (including any threatened investigation or proceeding) relating to the foregoing, or (iv) any Environmental Claim or requirement of Environmental Laws concerning or relating to the present or previously-owned or operated properties, or the operations or business, of the Borrower or any of its Subsidiaries, and the Borrower shall reimburse each Agent and each Bank, and each affiliate thereof and their respective directors, officers, employees and agents, upon demand for any reasonable out-of-pocket expenses (including legal fees) incurred in connection with any such investigation, litigation or other proceeding; and expressly including any such losses, liabilities, claims, damages, or expense incurred by reason of the Person being indemnified's own negligence, but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified.

     THE BORROWER ACKNOWLEDGES AND AGREES THAT CERTAIN OF ITS OBLIGATIONS AND INDEMNITIES UNDER THIS AGREEMENT INCLUDE ANY CLAIMS RESULTING FROM THE NEGLIGENCE OR ALLEGED NEGLIGENCE OF THE DOCUMENTATION AGENT, THE ADMINISTRATIVE AGENT, THE BANKS, OR ANY OTHER PERSON BEING INDEMNIFIED.

      Section 11.08 Execution in Counterparts.  This Agreement may be executed
                    -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      Section 11.09 Survival of Representations, Indemnifications, etc.  All
                    --------------------------------------------------
representations, warranties contained in this Agreement or made in writing by or on behalf of the Borrower in connection herewith shall survive the execution and delivery of this Agreement and the Credit Documents, the making of the Advances and any investigation made by or on behalf of the Banks, none of which investigations shall diminish any Bank's right to rely on such representations and warranties. All obligations of the Borrower provided for in Sections 2.08, 2.09, 2.11(c), 9.05 and 11.07 shall survive any termination of this Agreement and repayment in full of the Obligations.

      Section 11.10 Severability.  In case one or more provisions of this
                    ------------
Agreement or the other Credit Documents shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not be affected or impaired thereby.

      Section 11.11 Business Loans.  The Borrower warrants and represents that
                    --------------
the Advances evidenced by the Notes are and shall be for business, commercial, investment or other similar purposes and not primarily for personal, family, household or agricultural use, as such terms are used in Chapter One of the Texas Credit Code. For purposes of determining the Maximum Rate under the applicable laws of the State of Texas, the applicable rate ceiling shall be the indicated rate ceiling computed in accordance with Article 5069-1H of the Texas Revised Civil Statutes, if applicable, and, if Article 5069-1H is not applicable, then Article 5069-1D of the Texas Revised Civil Statutes; provided that, to the extent permitted by applicable laws and subject to any notice or other requirements under applicable laws, the Administrative Agent may from time to time change the rate ceiling; and provided, further, that the "Maximum Rate" for purposes of this Agreement shall not be limited to the applicable rate ceiling under Article 5069-1D or Article 5069-1H if the United

States federal law or Texas law now or hereafter in effect and applicable to this Agreement (and the interest contracted for, charged and collected hereunder) shall permit a higher rate of interest.

      Section 11.12 Usury Not Intended.  It is the intent of the Borrower and
                    ------------------
each Bank in the execution and performance of this Agreement and the other Credit Documents to contract in strict compliance with applicable usury laws, including conflicts of law concepts, governing the Advances of each Bank including such applicable laws of the State of Texas and the United States of America from time to time in effect. In furtherance thereof, the Banks and the Borrower stipulate and agree that none of the terms and provisions contained in this Agreement or the other Credit Documents shall ever be construed to create a contract to pay, as consideration for the use, forbearance or detention of money, interest at a rate in excess of the Maximum Rate and that for purposes hereof "interest" shall include the aggregate of all charges which constitute interest under such laws that are contracted for, charged or received under this Agreement; and in the event that, notwithstanding the foregoing, under any circumstances the aggregate amounts taken, reserved, charged, received or paid on the Advances, include amounts which by applicable law are deemed interest which would exceed the Maximum Rate, then such excess shall be deemed to be a mistake and each Bank receiving same shall credit the same on the principal of its Notes (or if such Notes shall have been paid in full, refund said excess to the Borrower). In the event that the maturity of the Notes is accelerated by reason of any election of the holder thereof resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the Maximum Rate and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited on the applicable Notes (or, if the applicable Notes shall have been paid in full, refunded to the Borrower). The provisions of this Section shall control over all other provisions of this Agreement or the other Credit Documents which may be in apparent conflict herewith.

      Section 11.13 Certain Office and Retail Space.  The Banks acknowledge and
                    -------------------------------
agree that the office portion of the Houston, Texas Marriott and the retail portion of the St. Tropez hotel in Las Vegas, Nevada (a) will or may not be subject to a Participating Lease, Franchise Agreement or Management Agreement,
(b) will be included in the calculation of the Total Availability, and (c) may be sold or transferred separately from the hotel portion of such Hotel Property in accordance with the requirements of a Permitted Hotel Sale. If in connection with any such sale or transfer, the office or retail, as applicable, portions and hotel portions of such Hotel Property need to enter into any agreements pertaining to the joint use of facilities, such agreements will be subject to the reasonable approval of the Documentation Agent.

      Section 11.14 Governing Law.  This Agreement, the Notes and the other
                    -------------
Credit Documents shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas.

      Section 11.15 Consent to Jurisdiction.  The Borrower hereby irrevocably
                    -----------------------
submits to the jurisdiction of any Texas state or federal court sitting in Dallas, Texas in any action or proceeding arising out of or relating to this Agreement, the Notes and the other Credit Documents, and the Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such court. The Borrower hereby irrevocably waives, to the fullest extent it may effectively do so, any right it may have to the defense of an inconvenient forum to the maintenance of such action or proceeding. The Borrower hereby agrees that service of copies of the summons and complaint and any other process which may be served in any such action or proceeding may be made by mailing or delivering a copy of such process to the Borrower at its address specified in Section 11.02. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section shall affect the rights of any Bank, the Documentation Agent, or the Administrative Agent to serve legal process in any other manner permitted by the law or affect the right of any Bank, the Documentation Agent or the Administrative Agent to bring any action or proceeding against the Borrower or its Property in the courts of any other jurisdiction.

      Section 11.16 Knowledge of Borrower.  For purposes of this Agreement,
                    ---------------------
"knowledge of the Borrower" means the actual knowledge of any of the executive officers and all other Responsible Officers of the Parent or the general manager of each Hotel Property except the general manager for those Hotel Properties for which Prime Hospitality is the Participating Lessee.

      Section 11.17 Banks Not in Control.  None of the covenants or other
                    --------------------
provisions contained in the Credit Documents shall or shall be deemed to, give the Banks the rights or power to exercise control over the affairs and/or management of the Borrower, any of its Subsidiaries or any Guarantor, the power of the Banks being limited to the right to exercise the remedies provided in the Credit Documents; provided, however, that if any Bank becomes the owner of any stock, or other equity interest in, any Person whether through foreclosure or otherwise, such Bank shall be entitled

(subject to requirements of law) to exercise such legal rights as it may have by being owner of such stock, or other equity interest in, such Person.

      Section 11.18 Headings Descriptive.  The headings of the several Sections
                    --------------------
and paragraphs of the Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

      Section 11.19 Time is of the Essence.  Time is of the essence under the
                    ----------------------
Credit Documents.

      SECTION 11.20 WAIVERS OF JURY TRIAL.  THE BORROWER, THE AGENTS AND THE
                    ---------------------
BANKS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATING TO THIS AGREEMENT OR THE NOTES OR ANY OTHER CREDIT DOCUMENT OR TO ANY COUNTERCLAIM THEREIN.

      SECTION 11.21 ENTIRE AGREEMENT.  PURSUANT TO SECTION 26.02 OF THE TEXAS
                    ----------------
BUSINESS AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED IN THE LOAN AGREEMENT EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE LOAN AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR THAT PARTY'S AUTHORIZED REPRESENTATIVE.

     THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO AN AGREEMENT SUBJECT TO THE PRECEDING PARAGRAPH SHALL BE DETERMINED SOLELY FROM THE WRITTEN LOAN AGREEMENT, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN AGREEMENT. THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS, AS DEFINED IN THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THE BORROWER ACKNOWLEDGES AND AGREES THAT CERTAIN OF ITS OBLIGATIONS AND INDEMNITIES UNDER THIS AGREEMENT INCLUDE ANY CLAIMS RESULTING FROM THE NEGLIGENCE OR ALLEGED NEGLIGENCE OF

THE DOCUMENTATION AGENT, THE ADMINISTRATIVE AGENT, THE BANKS, OR ANY OTHER PERSON BEING INDEMNIFIED.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE OF SUBORDINATE UNSECURED CREDIT AGREEMENT]

     EXECUTED as of the date first referenced above.

                              BORROWER:
                              --------

                              AMERICAN GENERAL HOSPITALITY
                              OPERATING PARTNERSHIP, L.P.

                              By:   AGH GP, Inc., its general partner

                                    By: /s/ Kenneth E. Barr
                                       ----------------------------------
                                    Name:  KENNETH E. BARR
                                         --------------------------------
                                    Title: EXECUTIVE VICE PRESIDENT
                                          -------------------------------

[SIGNATURE PAGE OF SUBORDINATE UNSECURED CREDIT AGREEMENT]

                              BANK ONE, TEXAS, N.A., individually and
                              as Administrative Agent


                                 /s/ Jeffrey A. Etter
                                 --------------------------------------
                              By:   Jeffrey A. Etter
                                 --------------------------------------
                              Title: VICE PRESIDENT
                                    -----------------------------------

                              SOCIETE GENERALE, SOUTHWEST AGENCY,
                              individually and as Arranger, Syndication Agent, and Documentation Agent


                              _________________________________________
                              By:______________________________________
                              Title:___________________________________

[SIGNATURE PAGE OF SUBORDINATE UNSECURED CREDIT AGREEMENT]

                              BANK ONE, TEXAS, N.A., individually and
                              as Administrative Agent

                              _________________________________________
                              By:______________________________________
                              Title:___________________________________


                              SOCIETE GENERALE, SOUTHWEST AGENCY,
                              individually and as Arranger, Syndication Agent, and Documentation Agent


                               /s/ Thomas K. Day
                              -----------------------------------------
                              By:   THOMAS K. DAY
                                 --------------------------------------
                              Title: VICE PRESIDENT
                                    -----------------------------------

[SIGNATURE PAGE OF SUBORDINATE UNSECURED CREDIT AGREEMENT]

                              WELLS FARGO BANK, NATIONAL
                              ASSOCIATION, individually and as Managing Agent


                                  /s/ DAVID MCNEILL
                                 -------------------------------------
                              By: DAVID MCNEILL
                                 -------------------------------------
                              Title: VICE PRESIDENT
                                    ----------------------------------

                                $100,000,000.00
                    SUBORDINATE UNSECURED CREDIT AGREEMENT
        AMONG AMERICAN GENERAL HOSPITALITY OPERATING PARTNERSHIP, L.P.,
                                as the Borrower
    SOCIETE GENERALE, SOUTHWEST AGENCY, as Arranger, Syndication Agent and
                             Documentation Agent,
               BANK ONE, TEXAS, N.A., as Administrative Agent,
            THE BANK OF NOVA SCOTIA and WELLS FARGO BANK, NATIONAL
                        ASSOCIATION as Managing Agents
                                 and THE BANKS


EXHIBITS TO CREDIT AGREEMENT                                             Tab No.
                                                                         -------
     A.        Form of Note................................................... 1
     B.        Form of Assignment and Acceptance.............................. 2
     C.        Form of Compliance Certificate................................. 3
     D.        Form of Environmental Indemnification Agreement................ 4
     E.        Form of Notice of Borrowing.................................... 5
     F.        Form of Notice of Conversion or Continuation................... 6
     G.        Form of Property Adjustment Report............................. 7
     H.        Form of Subordinate Guaranty................................... 8
     I.        Form of Battle Fowler, L.L.P. Legal Opinion.................... 9

SCHEDULES TO CREDIT AGREEMENT


     1.        Credit Documents...............................................10
     1.01(a)   Commitments....................................................11
     1.01(b)   Initial Properties, Cost Basis and Hotel Value.................12
     1.01(c)   Engineer Report Scope of Services..............................13
     1.01(d)   Approved Engineers.............................................14
     1.01(e)   Environmental Report Scope of Services.........................15
     1.01(f)   Approved Environmental Consultants.............................16
     1.01(g)   Franchisors....................................................17
     1.01(h)   Ground Leases..................................................18
     1.01(i)   Guarantors.....................................................19
     1.01(j)   Participating Leases...........................................20
     4.01      Subsidiaries...................................................21
     4.08      Litigation.....................................................22

     4.17      Legal Requirements; Zoning; Utilities; Access..................23
     4.18      Existing Indebtedness..........................................24
     4.21      Franchise Agreements...........................................25
     4.22      Management Agreements..........................................26
     5.06      Required Work..................................................27
     5.07      Insurance......................................................28
     11.02     Notice Information.............................................29

                                   EXHIBIT A

                           FORM OF SUBORDINATE NOTE

This instrument is subordinated to the extent and in the manner provided in the Subordinate Unsecured Credit Agreement referred to below. By acceptance of this instrument, the holder of this instrument agrees to be bound by all of the terms of the Subordinate Unsecured Credit Agreement as if the holder had been an original party to the Subordinate Unsecured Credit Agreement.


$ _______________                                             ____________, 1998


     For value received, the undersigned American General Hospitality Operating Partnership L.P., a Delaware limited partnership ("Borrower"), hereby promises to pay to the order of ________________________ ("Bank") the principal amount of _______________ and _______/100 Dollars ($_____) or, if less, the aggregate outstanding principal amount of each Advance (as defined in the Subordinate Unsecured Credit Agreement referred to below) made by the Bank to the Borrower, together with interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and at such times, as are specified in the Subordinate Unsecured Credit Agreement referred to below.

     This Note is one of the Notes referred to in, and is entitled to the benefits of, and is subject to the terms of, the Subordinate Unsecured Credit Agreement dated as of February 13, 1998 (as the same may be amended or modified from time to time, the "Credit Agreement"), among the Borrower, the Banks, Bank One, Texas, N.A., as Administrative Agent, Societe Generale. Southwest Agency, as Arranger, Syndication Agent, and Documentation Agent, the Bank of Nova Scotia as Managing Agent, and Wells Fargo Bank, National Association, as Managing Agent. Capitalized terms used in this Note that are defined in the Credit Agreement and not otherwise defined in this Note have the meanings, assigned to such terms in the Credit Agreement. The Credit Agreement, among other things,
(a) provides for the making of Advances by the Bank to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the Dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note and (b) contains provisions for acceleration of the maturity of this Note upon the happening of certain events stated in the Credit Agreement and for prepayments of principal prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement.

     Both principal and interest are payable in lawful money of the United States of America to the Administrative Agent at 1717 Main Street, P.O. Box 655415. 4th Floor, Commercial Real Estate Department, Dallas, Texas 75201 (or at such other location or address as may be specified by the Administrative Agent to the Borrower) in same day funds. The Bank shall record all Advances and payments of principal made under this Note, but no failure of the Bank to make such recordings shall affect the Borrower's repayment obligations under this Note.

     Except as specifically provided in the Credit Agreement, the Borrower hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration, and any other notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder of this Note shall operate as a waiver of such rights.

     This Note shall be governed by, and construed and enforced in accordance with, the laws of the state of Texas (except that Chapter 346 of the Texas Finance Code, which regulates certain revolving credit loan accounts shall not apply to this Note).


                              AMERICAN GENERAL HOSPITALITY OPERATING
                              PARTNERSHIP, L.P.

                              By:  AGH GP. Inc., its general partner

                                   By:__________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________

                                   EXHIBIT B

                           ASSIGNMENT AND ACCEPTANCE

                              Dated  ______, 1998


     Reference is made to the Amended and Restated Senior Unsecured Credit Agreement dated as of February 13, 1998 (as the same may be amended or modified from time to time, the "Credit Agreement") among American General Hospitality Operating Partnership, L.P., a Delaware limited partnership (the "Borrower"), the Banks, Bank One, Texas, N.A., as Administrative Agent, Societe Generale, Southwest Agency, as Arranger, Syndication Agent, and Documentation Agent (the "Documentation Agent"), the Bank of Nova Scotia, as Managing Agent, and Wells Fargo Bank, National Association, as Managing Agent. Capitalized terms not otherwise defined in this Assignment and Acceptance shall have the meanings assigned to them in the Credit Agreement.

     Pursuant to the terms of the Credit Agreement, __________ wishes to assign and delegate ___%/1/ of its rights and obligations under the Credit Agreement. Therefore, _________________ ("Assignor"), ___________________ ("Assignee"), and
the Administrative Agent agree as follows:

     1. As of the Effective Date (as defined below), the Assignor hereby sells and assigns and delegates to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, without recourse to the Assignor and without representation or warranty except for the representations and warranties specifically set forth in clauses (i), (ii), and (iii) of Section 2, a ____% interest in and to all of the Assignor's rights and obligations under the Credit Agreement in connection with its Commitment, including, without limitation, such percentage interest in the Assignor's Commitment and the Advances owing to the Assignor, the participation interest in the Letter of Credit Obligations held by the Assignor, and the Note held by the Assignor.

     2. The Assignor (i) represents and warrants that, prior to executing this Assignment and Acceptance, its Commitment is $____________________, the aggregate outstanding principal amount of Advances owed to it by the Borrower is $___________________, and its Pro Rata Share of the Letter of Credit Exposure is

     /1/  Specify percentage in no more than 5 decimal points.

$________________; (ii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with the Credit Agreement or any other Credit Document or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Credit Agreement or any other Credit Document or any other instrument or document furnished pursuant thereto; (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Guarantor or the performance or observance by the Borrower or any Guarantor of any of its obligations under the Credit Agreement or any other Credit Document or any other instrument or document furnished pursuant thereto; and (v) attaches the Note referred to in paragraph 1 above and requests that the Administrative Agent exchange such Note for a new Note dated ____________, 19__ in the principal amount of $_____________, payable to the order of the Assignee, [and a new Note dated ___________, 19__ in the principal amount of $_________________, payable to the order of Assignor].

     3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in
Section 4.06 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Documentation Agent, the Administrative Agent, either of the Managing Agents, the Assignor, or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other Credit Document; (iii) appoints and authorizes the Administrative Agent to take such action as administrative agent on its behalf and to exercise such powers under the Credit Agreement and any other Credit Document as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) appoints and authorizes the Documentation Agent to take such action as documentation agent on its behalf and to exercise such powers under the Credit Agreement and any other Credit Document as are delegated to the Documentation Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement or any other Credit Document are required to be performed by it as a Bank; (vi) specifies as its Domestic

Lending Office (and address for notices) and LIBOR Lending Office the offices set forth beneath its name on the signature pages hereof; (vii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement and its Note or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty/1/, and (viii) represents that it is an Eligible Assignee.

     4. The effective date for this Assignment and Acceptance shall be ________________ (the "Effective Date")/2/ and following the execution of this Assignment and Acceptance, the Administrative Agent will record it.

     5. Upon such recording, and as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement for all purposes, and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights (other than rights against the Borrower pursuant to Sections 2.09, 2.11(c) and 9.07 of the Credit Agreement, which shall survive this assignment) and be released from its obligations under the Credit Agreement.

     6. Upon such recording, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest, and commitment fees) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

     7. This Assignment and Acceptance shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas.

__________________
/2/       If the Assignee is organized under the laws of a jurisdiction outside the United States.

/3/       See Section 9.06.  Such date shall be at least three Business Days after the execution of this Assignment and Acceptance.

     The parties hereto have caused this Assignment and Acceptance to be duly executed as of the date first above written.

                                   [ASSIGNOR]


                                   By:_______________________________________
                                   Name:_____________________________________
                                   Title:____________________________________

                                   Address:__________________________________

                                           __________________________________

                                   Attention:________________________________
                                   Telecopy:_________________________________
                                   Telephone:________________________________

                                   [ASSIGNEE]

                                   By:_______________________________________
                                   Name:_____________________________________
                                   Title:____________________________________

                                   Domestic Lending Office:

                                   Address:__________________________________

                                           __________________________________

                                   Attention:________________________________
                                   Telecopy:_________________________________
                                   Telephone:________________________________

                                   LIBOR Lending Office:

                                   Address:__________________________________

                                           __________________________________

                                   Attention:________________________________
                                   Telecopy:_________________________________
                                   Telephone:________________________________


                                   Bank One, Texas, N.A.,
                                   as Administrative Agent


                                   By:_______________________________________
                                       Jeff Etter
                                       Vice President


                                   Address:   1717 Main Street, 4th Floor
                                              P.O. Box 655415
                                              Commercial Real Estate Department
                                              Dallas, Texas 75201

                                   Attention:   Jeff Etter
                                   Telecopy:   214-290-7205
                                   Telephone: 214-290-2385

                                  Exhibit "C"

                            COMPLIANCE CERTIFICATE
                            ----------------------

     This Compliance Certificate is executed this ____ day of _________, ______, and is prepared pursuant to that certain Senior Unsecured Credit Agreement (the "Agreement") between AMERICAN GENERAL HOSPITALITY OPERATING PARTNERSHIP, L.P., a
 ---------
Delaware limited partnership (the "Borrower"), SOCIETE GENERALE, SOUTHWEST
                                   --------
AGENCY, as Arranger, Syndication Agent and Documentation Agent, BANK ONE, TEXAS, N.A., as Administrative Agent, THE BANK OF NOVA SCOTIA and WELLS FARGO BANK, NATIONAL ASSOCIATION, a Managing Agents, and the Banks parties to the Agreement. Capitalized terms used herein but not otherwise defined herein shall have the meanings specified by the Agreement. This Compliance Certificate is also being provided to the Senior Administrative Agent in compliance with the requirements of the Subordinate Credit Agreement.

 1.  Representations, Covenants, Defaults: Borrower hereby certifies to the
     ------------------------------------
     Agents and the Banks, effective as of the date of execution of this Compliance Certificate, as follows:

     1.1  Covenants.  All covenants of Borrower set forth in Articles V and VI
          ---------
          of the Agreement required to be performed as of the date hereof have been performed and maintained in all material respects, and such Covenants continue to be performed and maintained as of the execution date of this certificate, except as follows:


                    _________________________________ [specify]
                    _________________________________


     1.2  Representations and Warranties.  All representations and warranties of
          ------------------------------
          Borrower set forth in Article IV of the Agreement are true and correct in all material respects as of the execution date of this certificate, except as follows:


                    _________________________________ [specify]
                    _________________________________


     1.3  Event of Default.  There exists no Event of Default except as follows:
          ----------------


                    _________________________________ [specify]
                    _________________________________

COMPLIANCE CERTIFICATE - Page 1 of 17
----------------------

 2.  Operating Covenants.  Borrower hereby certifies to the Agents and the
     -------------------
     Banks, effective as of the calendar quarter ending ____________, ___, that the amounts and calculations made hereunder pursuant to Article VII of the Agreement are true and correct. Borrower acknowledges that if the Parent or any of its Subsidiaries have a Permitted Preferred Stock Investment, then (a) the Permitted Preferred Stock Percentage of the Adjusted EBITDA of the Hotel Properties owned by such Permitted Preferred Stock Company shall be included, as applicable, in those calculations herein which use Adjusted EBITDA, and (b) the Cost Basis of a Hotel Property owned by such Permitted Preferred Stock Company shall be included, as applicable, in those calculations herein which use Cost Basis or Parent Total Cost Basis.

     2.1  Parent Interest Coverage Ratio (Section 7.01 of the Agreement).
          ------------------------------

          The Interest Coverage Ratio for the Parent, as of the Rolling Period ending on _____________, ____, is set forth in (c) below, based on the ratio of:

          (a)  Adjusted EBITDA:                                      $__________

          (b)  Interest Expense:                                     $__________

          (c)  Interest Coverage Ratio of (a) to
               (b) above, maintained by the
               Parent for the stated Rolling
               equals:                                               ___________

          Required by the Agreement:

          For any Rolling Period ending on March 31, 1998 through
          December 31, 1998, a ratio of not less than 2.15 to
          1.0.                                                       2.15 to 1.0

          For any Rolling Period thereafter, a ratio of not less
          than 2.50 to 1.0.                                          2.50 to 1.0

     2.2  Parent Debt Service Coverage Ratio (Section 7.02 of the Agreement).
          ----------------------------------

          The Debt Service Coverage Ratio for the Parent, as of the Rolling Period ending on _________, ______, is as set forth in (c) below, based on the ratio of:

          (a)  Adjusted EBITDA, to                                   $__________

COMPLIANCE CERTIFICATE - Page 2 of 17
----------------------

          (b)  Debt Service                                          $__________

          (c)  DEBT SERVICE COVERAGE RATIO
               MAINTAINED BY THE PRENT FOR THE
               STATED ROLLING PERIOD EQUALS                          $__________

          Required by the Agreement:

          For any Rolling Period commencing with the Rolling Period ending on March 31, 1998, a ratio of not less than 2.0 to 1.0.

     2.3  Maintenance of Net Worth (Section 7.03 of the Agreement).
          ------------------------

          The Adjusted Net Worth for the Parent, as of the Rolling Period ending on , , is as set forth in (c) below, based on the sum of:

          (a)  Net Worth (determined in accordance
               with GAAP)                                            $__________

          (b)  Minority Interest Adjustment                          $__________

          (c)  ADJUSTED NET WORTH OF PARENT
               EQUAL (A) + (B)                                       $__________

          The Minimum Tangible Net Worth for the Parent, as of the Rolling Period ending on , , is as set forth in (d) below, based on the sum of:

               (a)  $450,000                                         $450,000.00

          (b)  75% of aggregate net proceeds received by Parent
               or any of its Subsidiaries after the date of the
               Agreement in connection with any offering of Stock
               or Stock Equivalents of the Parent or its
               Subsidiaries taken as a whole, plus                   $__________

COMPLIANCE CERTIFICATE - Page 3 of 17
----------------------

          (c)   75% of the consideration for any partnership
                interests in Borrower issued after the date of the
                Agreement for the acquisition of a Hotel Property
                or any interest in a Hotel Property permitted
                under the Agreement.                                 $__________

          (d)   THE MINIMUM TANGIBLE NET WORTH OF PARENT
                EQUALS (A) + (B) + (C)                               $__________

          Required by the Agreement:

          The Parent shall at all times maintain an Adjusted Net
          Worth of not less than the Minimum Tangible Net Worth.

     2.4  Limitations onTotal Indebtedness of Parent (Section 7.04 of the
          -------------------------------------------

          Required by the Agreement:

          Total Indebtedness (including, without limitation, the Obligations and all Capitalized Lease Obligations) of the Parent shall not exceed at any time the lesser of
                                                      ------
          (a)   and (b) below:

          (a)   The sum of:

            (i) for Seasoned Properties, (A) Adjusted
                EBITDA (on a Consolidated basis) of
                such Seasoned Properties for the
                preceding Rolling Period multiplied by
                (B) for any Rolling Period ending on or
                before September, to 1998, six (6), and
                for any Rolling period ending
                thereafter, five (5); and

COMPLIANCE CERTIFICATE - Page 4 OF 17
----------------------

                   .................................. $_________

            (ii)   for New Properties (including Hotel
                   Properties to be immediately acquired
                   using the proceeds from any
                   Indebtedness), (A) the Cost Basis in such
                   New Properties multiplied by (B) for any Rolling Period ending on or before September 30, 1998,sixty percent (60%), or (B) for any Rolling Period ending thereafter, fifty percent (50%)

                   .................................. $_________

            (iii)  Total of (ii) an (ii) above:......                $__________

            OR

            (b) The Parent Total Cost Basis (including Hotel Properties to be immediately acquired using the proceeds from any Indebtedness) multiplied by, for any Rolling Period ending on or before September 30, 199 8, sixty percent (60%), and for any Rolling Period ending thereafter, fifty (50%), based upon the following calculation

                   (A)  $___________, the Minority
                        Interest Adjustment

                   (B)  Cost Basis of all Hotel Property
                        which meet the Parent Propeerty
                        Requirement

                   (C)  Parent Total Cost Basis equal sum of
                        (A) + (B) above = $_____________
                        multiplied by ___%, which is                 $__________


            (c)    Lesser of (a) and (b) above:......                $__________

COMPLIANCE CERTIFICATE - Page 5 OF 17

          Required by the Agreement:

          In no event shall the_ Borrower or the Parent permit the Total Indebtedness of the Parent to exceed the amount permitted under the Artic es of Incorporation of the Parent.

          Total Indebtedness of Parent, based upon the
          foregoing calculation, as of the date of
          execution of this Compliance Certificate
          equals:                                       $__________

     2.5  Limitations on Secured Recourse Indebtedness of Parent (Section
          ------------------------------------------------------
          7.05of the Agreement).

          Required by the Agreement:

          The Secured Recourse Indebtedness (excluding the
          Obligations) of the Parent shall not at any time on a Consolidated basis, exceed the lesser of (a) or (b) below:

          (a)       The sum of:

             (i)    for Secured Properties, Adjusted EBITDA (on a
                    Consolidated basis) of such Seasoned
                    Properties for the preceeding Rolling Period multiplied by two (2); and

                    ................................... $__________

             (ii)   for New Properties (including Hotel
                    Properties to be immediately acquired using
                    the proceeds from any Indebtedness), twenty
                    percent (20%) of the Cost Basis in such New
                    Properties:
                    ................................... $__________

             (iii)  Total of (i) and (ii) above........ $__________

             OR

COMPLIANCE CERTIFICATE - Page 6 OF 17

          (b)  Fifteen percent (15%) of the Parent Total Cost
               Basis (including Hotel Properties to be
               immediately acquired using the proceeds from any
               Indebtedness):
               ...............................................   $__________

          THE SECURED RECOURSE INDEBTEDNESS OF PARENT AS OF
          THE DATE OF EXECUTION OF THIS COMPLIANCE CERTIFICATE
          EQUALS:                                                $__________

     2.6  Limitations on Secured Non-Recourse Indebtedness of Parent (Section
          ----------------------------------------------------------
          7.06 of the Agreement).

          Required by the Agreement:

          The Secured Non-Recourse Indebtedness of the Parent shall not at any time on a Consolidated basis, exceed the lesser of (a) or (b) below:

          (a)       The sum of:

            (i)     for Seasoned Properties, Adjusted EBITDA (on
                    a Consolidated basis) of such Seasoned
                    Properties for the preceding Rolling Period
                    multiplied by three (3): and
                    ..........................................   $__________

            (ii)    for New Properties (including Hotel
                    Properties to be immediately acquired using
                    the proceeds from any Indebtedness), thirty
                    percent (30%) of the Cost Basis in such New
                    Properties:
                    ..........................................   $__________

           (iii)    Total of (i) and (ii) above...............   $__________

          OR

COMPLIANCE CERTIFICATE - Page 7 OF 17

          (b)  Thirty percent (30%) of the Parent Total Cost
               Basis (including Hotel Properties to be
               immediately acquired using the proceeds from any
               Indebtedness)
               ................................................  $__________

          THE SECURED NON-RECOURSE INDEBTEDNESS OF PARENT
          AS OF THE DATE OF EXECUTION OF THIS COMPLIANCE
          CERTIFICATE EQUALS:                                    $__________

     2.7  Limitations on Secured Indebtedness of Parent
          ---------------------------------------------
          (Section 7.07 of the Agreement).

          Required by the Agreement:

          The Parent shall not at any time on a Consolidated basis permit the sum of the Parent's Secured Non-Recourse Indebtedness and Secured Recourse to exceed thirty percent (30%) of the Parent Total Cost Basis (including Hotel Properties to be immediately acquired using the proceeds from any Indebtedness).

          Calculation of Parent Total Cost Basis:

          (a)  10,420,273.00                                     $10,420,273.00

          (b)  The sum of the Cost Basis of all Hotel Properties
               which meet the Parent Property Requirements:      $__________

          (c)  Parent Total Cost Basis equals the sum of
               (a) and (b) above:                                $__________

          (d)  30% of Parent Total Cost Basis:                   $__________

          (e)  Secured Non-Recourse Indebtedness:                $__________

          (f)  Secured Recourse Indebtedness:                    $__________

          (g)  Sum of (e) and (f) above:                         $__________

COMPLIANCE CERTIFICATE - Page 8 OF 17

     2.8  Borrowing Limitation (Section 2.01 of the Agreement)
          --------------------

          Required by the Agreement:

          The maximum aggregate amount outstanding under the facility (for Advances and Letters of Credit) shall not exceed the Borrowing Base

          (a)  The Borrowing Base for the Rolling Period ending
               on ___________, _____ equals:                     $__________

          (b)  Actual amount outstanding under the facility
               (for Advances and Letters of Credit):             $__________

     2.9  Total Availability. (Section 2.01 of the
          ------------------
          Subordinate Credit Agreement)

          Required by the Subordinate Credit Agreement:

          The aggregate amount of all outstanding advances under the Subordinate Credit Agreement at any one time may not exceed the lesser of the aggregate Commitments under the Subordinate Credit Agreement at such time or the Total Availability at such time.

          The Adjusted Net Worth as of the date of this Compliance Certificate is as set forth in (f) below, based on the following calculation:

          (a)  The Parent's and the Parent's Subsidiaries
               Consolidated Adjusted EBITDA for the Rolling
               Period ending , equals:                           $__________

          (b)  Line (a) above multiplied by (i) on or before
               December 31, 1998, six (6), and (ii) after
               December 31, 1998, five (5), equals:              $__________

COMPLIANCE CERTIFICATE - Page 9 OF 17

          (c)  All Indebtedness of the Parent and its
               outstanding as of such date, including without
               Subsidiaries limitation, the Senior Obligations,
               Secured Recourse Indebtedness and Secured
               Non-Recourse Indebtedness equals:                 $__________

          (d)  Line (b) above minus Line (c) above equals:       $__________

          (e)  issued under the Agreement equals: The
               aggregate face amount of all Letters of
               Credit                                            $__________

          (f)  Total Availability equals Line (d) above
               minus (e) above: Line                             $__________

3.   Other Covenants.  Borrower hereby certifies to the Agents and the Banks,
     ---------------
     effective as of the Rolling Period ending _________, ___, that the following amounts and calculations made pursuant to the Agreement are true and correct:

     3.1  Leverage Ratio (Article 1 of the Agreement)
          --------------

          The Leverage Ratio for the Parent, as of the Rolling
          Period ending on ___________, ______, is as set forth in (c) below, based on the ratio of:

          (a)  Parent's Total Indebtedness:                      $__________

          (b)  Hotel Value of Hotel Properties owned by the
               Parent and Parent's Subsidiaries which meet the
               Parent Property Requirements:                     $__________

          (c)   THE LEVERAGE RATIO BASED ON THE RATIO OF (A) TO
               (B) ABOVE MAINTAINED BY THE PARENT FOR THE STATED
               ROLLING PERIOD EQUALS                             $__________

COMPLIANCE CERTIFICATE - Page 10 OF 17]

     3.2  Status; Applicable Margin (Article 1 of the Agreement)
          -------------------------

          Pursuant to Article 1 of the Agreement, the Status applicable to the loan facility is ______________, based upon a Leverage Ratio of ____________ (as calculated above). Based on the foregoing, the Applicable Margin for each subsequent Advance is as follows:

          Prime Rate Advances:     $__________
          LIBOR Rate Advances:     $__________
          Unused Commitment Fee:   $__________

     3.3  Parent Property Requirements (Article 1 of the Agreement)
          ----------------------------

          Attach schedule with detail for each Parent Property
          ----------------------------------------------------

          (a) The Cost Basis for any of the Parent Properties located in one state shall not exceed 20% (except Florida which shall not exceed 35%) of the Cost Basis for all of the Parent Properties:

               (i)    Highest Cost Basis for all Parent Properties
                      in any one state:                               $_________

               (ii)   Total Cost Basis for all Parent Properties      $_________

               (iii)  Ratio of (i) to (ii) above

               (iv)   Cost Basis of Parent Properties in Florida      $_________

          (b) The Cost Basis for all of the Parent Properties which are limited service hotels or extended stay hotels (Marriott Courtyards shall not be deemed limited service hotels) shall not exceed, in the aggregate, 20% of the Cost Basis for all of the Parent Properties, as follows:

COMPLIANCE CERTIFICATE - Page 11 OF 17

               (i)    Cost Basis for Parent Properties which are
                      limited service or extended stay hotels:        $_________

               (ii)   Cost Basis of all of the Paren Properties:      $_________

               (iii)  Ratio of (i) to (ii) above

          (c) The Cost Basis for Hotel Properties which do not have franchise or license agreements shall not exceed 15% of the Cost Basis for all Parent
               Properties:

               (i)    Cost Basis for Parent Properties which do
                      not have franchise or license agreements:       $_________

               (ii)   Cost Basis of all Parent Properties:            $_________

               (iii)  Ratio of (i) to (ii) above

          (d) The Cost Basis for Hotel Properties which are subject to a ground lease shall not exceed 22.5% of the Cost Basis for all of the Parent Properties or 22.5% of the total guest rooms for all Parent Properties, as follows:

               (i)    Cost Basis of all Parent Properties which
                      are subject to a ground lease:                  $_________

               (ii)   Total guest rooms for all Parent Properties:

               (iii)  Cost Basis for all of the Parent
                      Properties:                                     $_________

COMPLIANCE CERTIFICATE - Page 12 OF 17

               (iv)   Ratio of (iii) to (i) above

               (v)    Ratio of (iii) to (ii) above:

     3.4  Parent Total Cost Basis (Article 1 of the Agreement)
          -----------------------

          Parent Total Cost Basis, as of the Rolling Period ending on , , is as set forth in (c) below, based on the sum of

          (a)  Cost Basis of all Parent Properties which meet the
               Parent Property Requirements                           $_________

          (b)  Minority Interest Adjustment                           $_________

          (c)  Sum of (a) and (b) above                               $_________

     3.5  Restricted Liens (Section 6.01 of the Agreement)
          ----------------

          Required by the Agreement:

          Borrower, Parent and their respective Subsidiaries will not incur or permit to exist any Indebtedness other than the Obligations and the following:

COMPLIANCE CERTIFICATE - Page 13 OF 17

          (a) Subordinate Indebtedness for which the cumulative principal outstanding prior to the Maturity Date is less than or equal to $125,000,000

          Actual principal balance of Subordinate Indebtedness as
          of the date of this Compliance Certificate:                 $_________

          (b)  If all of the Subordinate Indebtedness is repaid
               in full and no more Subordinate Indebtedness may
               be incurred pursuant to (a) above, then
               Indebtedness which is less than or equal to
               $30,000,000

          Actual other Indebtedness incurred in accordance with
          (b) above                                                   $_________

          (c) Secured Recourse Indebtedness and Secured Non-Recourse Indebtedness incurred by Permitted Other Subsidiaries to the extent (i) the covenants in
               Article VII of the Agreement are complied with,
               (ii) the Secured Recourse Indebtedness secured by a Hotel Property does not exceed 65% of the market value of such Hotel Property, (iii) all Secured Recourse Indebtedness in the aggregate secured by Hotel Properties does not exceed 65% of the aggregate market value of such Hotel Properties, and (iv) the Secured Non-Recourse Indebtedness secured by a Hotel Property does not exceed 70% of the market value of such Hotel Property, (iii) all Secured Recourse Indebtedness in the aggregate secured by Hotel Properties does not exceed 70% of the aggregate market value of such Hotel Properties.

COMPLIANCE CERTIFICATE - Page 14 OF 17

          Indicate whether Borrower is in compliance with Section
          6.01 of the Agreement. If not, explain why and provide detail.

          (d)  Certain other restrictions detailed in
               Section 6.02(d) through (g) of the
               Agreement

          Indicate whether Borrower is in compliance with the foregoing restrictions. If not, explain why and provide detail.

     3.6  Agreements Regarding Distributions From Subsidiaries
          ----------------------------------------------------
          (Section 6.03 of the Agreement)

          Required by the Agreement:

          Borrower will not create, assume, incur or suffer to exist, or permit any of its Subsidiaries (except for Permitted Other Subsidiaries) to create, assume, incur, or suffer to exist, any Lien, except as permitted under
          Section 6.01 of the Agreement.

          Indicate whether Borrower, Parent and their Subsidiaries are in compliance with the foregoing and attach schedule of values and Indebtedness. If not, explain why and provide detail.

          Indicate whether Borrower, Parent and their Subsidiaries are in compliance with the foregoing restrictions. If not, explain why and provide detail.

     3.7  Restricted Payments (Section 6.04 of the Agreement)
          -------------------

          Required by the Agreement:

          Neither The Parent, Borrower, nor any their respective
          Subsidiaries, may not make any Restricted Payment, except as provided in Section 6.04 of the Agreement.

COMPLIANCE CERTIFICATE - Page 15 OF 17

          Parent may, if no Default has occurred and is continuing or would result therefrom, make payments to its shareholders (including in connection with the repurchase of Stock or Stock Equivalents) which with the previous such cash payments in the three immediately preceding Fiscal Quarters are not in excess of the greater of (i) the lesser of (A) ninety percent (90%) of the Funds From Operations of the Parent during such Rolling Period or (B) one hundred percent (100%) of Free Cash Flow of the Parent during such Rolling Period and (ii) the amount required for the Parent to maintain its status as a REIT:

          (a)  Payments to Shareholders during the Rolling Period
               ending on :                                            $_________

          (b)  Funds From Operations of the Parent during the
               Rolling Period ending on                               $_________

          (c)  Ratio of Payments to Funds From Operations

          (d)  Free Cash Flow of the Parent during the Rolling
               Period ending on                                       $_________

          Certain other restrictions detailed in Section 6.04(b) through (e) of the Agreement

          Indicate whether Borrower, the Parent and their Subsidiaries, as applicable, are in compliance with the foregoing restrictions. If not, explain why and provide detail.

     3.8  Other Restrictions and Covenants (Article 6 of the
          --------------------------------
          Agreement)

          Indicate whether Borrower, the Parent and their Subsidiaries, as applicable, are in compliance with the covenants and restrictions set forth in Sections 6.05 through 6.14 of the Agreement. If not, explain why and provide detail.

COMPLIANCE CERTIFICATE - Page 16 OF 17

     3.19 Parent's REIT Status
          --------------------

          Indicate whether the Parent has maintained its REIT tax status. If not, explain why and provide detail.

EXECUTED as of the date first referenced above.

                                   BORROWER:
                                   --------

                                   AMERICAN GENERAL HOSPITALITY
                                   OPERATING PARTNERSHIP, L.P.

                                   By:  AGH GP, Inc., its general partner


                                        By:_____________________________________
                                           Kenneth B. Barr
                                           Executive Vice President

COMPLIANCE CERTIFICATE - Page 17 OF 17

          3.9  Parent's REIT Status

               Indicate whether the Parent has maintained its REIT tax status. If not, explain why and provide detail.



     EXECUTED as of the date first referenced above.

                                        BORROWER:
                                        --------

                                        AMERICAN GENERAL HOSPITALITY
                                        OPERATING  PARTNERSHIP, L.P.

                                        By:  AGH GP, Inc., its general partner



                                             By:________________________________
                                                  Kenneth E. Barr
                                                  Executive Vice President

COMPLIANCE CERTIFICATE - Page 17 of 17

                                  EXHIBIT "D"

                FORM OF ENVIRONMENTAL INDEMNIFICATION AGREEMENT

     This Environmental Indemnification Agreement (this "Agreement") is made and entered into effective for all purposes as of the 13th day of February, 1998, by the parties signatory hereto or to an Accession Agreement (as hereinafter defined) (collectively, the "Indemnitor" whether one or more), to and for the benefit of BANK ONE, TEXAS, N.A., as Administrative Agent (the "Administrative Agent"), SOCIETE GENERALE, SOUTHWEST AGENCY, as Arranger, Syndication Agent, and Documentation Agent (the "Documentation Agent"), THE BANK OF NOVA SCOTIA and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Managing Agents (the "Managing Agents"), and the banks and other lenders named in the Credit Agreement herein described.

                                 INTRODUCTION

     WHEREAS, this Agreement is given in connection with that certain Subordinate Unsecured Credit Agreement dated as of February 13, 1998 ("Credit Agreement"), among AMERICAN GENERAL HOSPITALITY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "Borrower"), Administrative Agent, Documentation Agent, Managing Agents and the banks and other lenders party thereto (collectively the "Banks") pursuant to which the Banks are considering making a loan in an amount up to $100,000,000.00 (the "Loan") to Borrower as more specifically described therein;

     WHEREAS, the Borrower and Subsidiaries of the Borrower now or hereafter will own certain Hotel Properties which include without limitation the Initial Properties, the Future Properties, the Permitted Non-Eligible Properties and the properties owned by the Permitted Other Subsidiaries (said properties together with all property owned by the Participating Lessees in connection with such Hotel Properties, all rights and appurtenances to such Hotel Properties and all improvements presently located or hereafter constructed on such Hotel Properties are hereinafter collectively called the "Properties");

     WHEREAS, the Borrower is the principal financing entity for capital requirements of its Subsidiaries, and from time to time the Borrower has made and will continue to make capital contributions and advances to its Subsidiaries, including the Subsidiaries which are parties hereto. Other than the Parent, each Indemnitor is a direct or indirect subsidiary of the Borrower. Each Indemnitor will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement; and

     WHEREAS, the Banks have required the execution and delivery of this Agreement as a condition precedent to the execution of the Credit Agreement.
The Banks would not be willing to execute the Credit Agreement in the absence of the execution and delivery by Indemnitor of this Agreement.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, Indemnitor, as an inducement to the Banks to make the Loan, hereby covenants and agrees to and for the benefit of the Banks as follows:

     1.   Defined Terms.  All terms used in this Agreement, but not defined
          -------------
herein, shall have the meaning given such terms in the Credit Agreement.

     2.   Hazardous Material.  As used in this Agreement, the term "Hazardous
          ------------------
Materials" shall mean any flammable explosives, radioactive materials, hazardous wastes, hazardous materials, hazardous or toxic substances, or related materials as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. (S) 9601 et. seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. (S) 1801 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. (S) 6901 et seq.), and in the regulations adopted and publications promulgated pursuant thereto, and all friable asbestos, petroleum derivatives, polychlorinated biphenyls, and materials defined as hazardous materials under any federal, state or local laws, ordinances, codes, rules, orders, regulations or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal thereof (collectively, "Environmental Laws").

     3.   Representation.  Except as set forth in the Environmental Reports,
          --------------
Indemnitor warrants and represents to the Banks that it has no knowledge of (a) the presence of any Hazardous Materials on any of the Properties except for Permitted Hazardous Substances; or (b) any material spills, releases, discharges or disposal of Hazardous Materials that have occurred or are presently occurring off any of the Properties as a result of any construction on or operation and use of any of the Properties. In connection with the operation and use of any of the Properties, Indemnitor warrants and represents that, as of the date of this Agreement, it has no knowledge of any failure to comply in all material respects with all applicable law, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials other than as set forth in the Environmental Reports.

     4.   Covenant.  Indemnitor covenants and agrees not to cause or permit the
          --------
presence, use, generation, release, discharge, storage, disposal or transportation of any Hazardous Materials on, under, in, about, to or from any of the Properties except for Permitted Hazardous Substances.

     5.   Indemnification.  Indemnitor shall exonerate, indemnify, pay and
          ---------------
protect, defend (with counsel approved pursuant to the Credit Agreement) and save the Administrative Agent, the Documentation Agent, the Managing Agents, the Banks, and their respective directors, trustees, beneficiaries, officers, shareholders, employees and agents of the Banks (collectively, the "Indemnified Parties"), harmless from and against any claims (including, without limitation, third party claims for personal injury or real or personal Properties damage), actions, administrative proceedings (including informal proceedings), judgments, damages, punitive damages, penalties, fines, costs, taxes, assessments, liabilities (including, without limitation, sums paid in settlements of claims), interest or losses, including reasonable attorneys' fees and expenses (including, without limitation, any such reasonable fees and expenses incurred in enforcing this Agreement or collecting any sums due hereunder), consultant fees, and expert fees, together with all other reasonable costs and expenses of any kind or nature (collectively, the "Costs") that arise directly or indirectly in connection with the presence, suspected presence, release or suspected release of any Hazardous Materials in or into the air, soil, ground water, surface water or improvements at, on, about, under or within any of the Properties, or any portion thereof, or elsewhere in connection with the transportation of Hazardous Materials to or from any of the Properties (any such release being referred to herein as a "Release"; provided however that Indemnitor shall not be so liable for any Costs arising because of the gross negligence or wilful misconduct of an Indemnified Party or Costs arising because of a Release for a Property after the Administrative Agent or the Administrative Agent's nominee acquires title to such Property. INDEMNITOR'S OBLIGATION TO SO INDEMNIFY THE INDEMNIFIED PARTIES SHALL INCLUDE INDEMNIFICATION FOR ANY OF SUCH MATTERS CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE OF ANY OF THE INDEMNIFIED PARTIES. The indemnification provided in this Section shall specifically apply to and include claims or actions brought by or on behalf of tenants or employees of Indemnitor; Indemnitor hereby expressly waives (with respect to any claims of the Indemnified Parties arising under this Agreement) any immunity to which Indemnitor may otherwise be entitled under any industrial or worker's compensation laws. In the event any of the Indemnified Parties shall suffer or incur any such Costs, Indemnitor shall pay to the Administrative Agent for the benefit of the Indemnified Party the total of all such Costs suffered or incurred by such Indemnified Party within ten (10) days after demand therefor, such payment to be disbursed by the Administrative Agent in accordance with the Credit Agreement. Without limiting the generality of the foregoing, the indemnification provided by this Section 5 shall specifically cover Costs, including, without limitation, capital, operating and maintenance costs, incurred in connection with any investigation or monitoring of site conditions, any clean-up, containment, remedial, removal or restoration work required or performed by any federal, state or local governmental agency or political subdivision ("Governmental Agency") or performed by any non-governmental entity or person as required or requested, by any Governmental Agency because of the presence, suspected presence, release or suspected release of any Hazardous Materials in or into the air, soil, groundwater, surface water or improvements at, on, under or within any of the Properties (or any portion thereof), or elsewhere in connection with the transportation of Hazardous Materials to or from any of the Properties, and any claims of third parties for loss or damage due to such Hazardous Materials.

     6.   Remedial Work.  In the event any investigation or monitoring of site
          -------------
conditions or any clean-up, containment, restoration, removal or other remedial work ("Remedial Work") is required (a) under any Environmental Law, (b) by any judicial, arbitral or administrative order, (c) in order to comply with any agreements affecting any of the Properties, or (d) to maintain any of the Properties in a standard of environmental condition which prevents the release or generation of any Hazardous Materials except for Permitted Hazardous Substances, Indemnitor shall perform or cause to be performed such Remedial Work; provided, that Indemnitor may withhold commencement of such Remedial Work pending resolution of any good faith contest regarding the application, interpretation or validity of any law, regulation, order or agreement, subject to the requirements of Section 7 below. All Remedial Work shall be conducted
(i) in a diligent and timely fashion by a licensed environmental engineer, (ii) pursuant to a detailed written plan for the Remedial Work approved by any Governmental Agency with a legal or contractual right to such approval, (iii) with such insurance coverage pertaining to liabilities arising out of the Remedial Work as is then customarily maintained with respect to such activities and (iv) only following receipt of all required permits, licenses or approvals. In addition, Indemnitor shall submit to the Banks promptly upon receipt or preparation, copies of any and all reports, studies, analyses, correspondence, governmental comments or approvals, proposed removal or other Remedial Work contracts and similar information prepared or received by Indemnitor in connection with any Remedial Work or Hazardous Materials relating to any of the Properties. All costs and expenses of such Remedial Work shall be paid by Indemnitor, including, without limitation, the charges of the Remedial Work contractors and the consulting environmental engineer, any taxes or penalties assessed in connection with the Remedial Work and the Banks' reasonable fees and costs incurred in connection with monitoring or review of such Remedial Work.
In the event Indemnitor should fail to commence or cause to be commenced such Remedial Work, in a timely fashion, or fail diligently to prosecute to completion, such Remedial Work, the Administrative Agent following consent of the Majority Banks (following thirty (30) days written notice to Indemnitor) may, but shall not be required to, cause such Remedial Work to be performed, and all costs and expenses thereof, or incurred in connection therewith shall be

Costs within the meaning of Section 5 above. All such Costs shall be due and payable to the Administrative Agent by Indemnitor upon thirty (30) days after demand therefor, such payments to be disbursed by the Administrative Agent in accordance with the Credit Agreement.

     7.   Permitted Contests.  Notwithstanding any provision of this Agreement
          ------------------
to the contrary, Indemnitor may contest by appropriate action any Remedial Work requirement imposed by any Governmental Agency provided that (a) if the Loan then remains outstanding, no "Event of Default" has occurred and is continuing under the Credit Agreement or any Credit Documents, (b) Indemnitor has given the Banks written notice that Indemnitor is contesting or shall contest and Indemnitor does in fact contest the application, interpretation or validity of the law, regulation, order or agreement pertaining to the Remedial Work by appropriate legal or administrative proceedings conducted in good faith and with due diligence and dispatch, (c) such contest shall not subject any of the Indemnified Parties nor any assignee of all or any portion of the Banks' interest in the Loan nor any of the Properties to civil or criminal liability and does not jeopardize any such party's lien upon or interest in any of the Properties and (d) if the estimated cost of the Remedial Work is greater than $2,500,000, Indemnitor shall give such security or assurances as may be reasonably required by the Banks as determined pursuant to the Credit Agreement to ensure ultimate compliance with all legal or contractual requirements pertaining to the Remedial Work (and payment of all costs, expenses, interest and penalties in connection therewith) and to prevent any sale, forfeiture or loss by reason of nonpayment or noncompliance.

     8.   Reports and Claims.  Indemnitor shall deliver to the Banks copies of
          ------------------
any reports, analyses, correspondence, notices, licenses, approvals, orders or other written materials relating to the environmental condition of any of the Properties promptly upon receipt, completion or delivery thereof. Indemnitor shall give notice to the Banks of any claim, action, administrative proceeding (including, without limitation, informal proceedings) or other demand by any governmental agency or other third party involving Costs or Remedial Action at the time such claim or other demand first becomes known to Indemnitor. Receipt of any such notice shall not be deemed to create any obligation on the Banks to defend or otherwise respond to any claim or demand. All notices, approvals, consents, requests and demands upon the respective parties hereto shall be in writing, including telegraphic communication and delivered or teletransmitted to the Administrative Agent, as set forth in the Credit Agreement and to each Indemnitor, at the address set forth beneath such Indemnitor's signature or in the Accession Agreement executed by such Indemnitor, or to such other address as shall be designated by any Indemnitor or the Administrative Agent in written notice to the other parties. All such notices and other communications shall be effective when delivered or teletransmitted to the above addresses.

     9.   Banks as Owner.  If for any reason, the Administrative  Agent or any
          --------------
of the Banks (or any successor or assign of such parties) becomes the fee owner of any of the Properties and any claim, action, notice, administrative proceeding (including, without limitation, informal proceedings) or other demand is made by any governmental agency or other third party which implicate Costs or Remedial Work, Indemnitor shall cooperate with such party in any defense or other appropriate response to any such claim or other demand; provided however that Indemnitor shall not be so liable for any Costs arising because of the gross negligence or wilful misconduct of an Indemnified Party. Indemnitor's duty to cooperate and right to participate in the defense or response to any such claim or demand shall not be deemed to limit or otherwise modify Indemnitor's obligations under this Agreement. Any party subject to a claim or other proceeding referenced in the first sentence of this Section 9 shall give notice to Indemnitor of any claim or demand governed by this Section 9 at the time such claim or other demand first becomes known to such party.

     10.  Subrogation of Indemnity Rights.  If Indemnitor fails to fully perform
          -------------------------------
its obligations under Sections 5 and 6 above, the Indemnified Parties shall be subrogated to any rights or claims Indemnitor may have against any present, future or former owners, tenants or other occupants or users of any of the Properties, any portion thereof or any adjacent or proximate properties, relating to the recovery of Costs or the performance of Remedial Work.

     11.  Assignment by Agents and Banks.  No consent by Indemnitor shall be
          ------------------------------
required for any assignment or reassignment of the rights of the Administrative Agent, the Documentation Agent, the Managing Agents or the Banks under this Agreement to any successor of such party or a purchaser of the Loan or any interest in or portion of the Loan including participation interests.

     12.  Merger, Consolidation or Sale of Assets.  In the event Indemnitor is
          ---------------------------------------
dissolved, liquidated or terminated or all or substantially all the assets of Indemnitor are sold or otherwise transferred to one or more persons or other entities, the surviving entity or transferee or assets, as the case may be, (i) shall be formed and existing under the laws of a state, (ii) shall deliver to the Banks an acknowledged instrument in recordable form assuming all obligations, covenants and responsibilities of Indemnitor under this Agreement.

     13.  Independent Obligations; Survival.  The obligations of Indemnitor
          ---------------------------------
under this Agreement shall survive the consummation of the Loan transaction described above and the repayment of the Loan. The obligations of Indemnitor under this Agreement are separate and distinct from the obligations of Indemnitor under the Credit Documents. This Agreement may be enforced by the Banks without regard to or affecting any rights and remedies the Administrative

Agent and/or the Banks may have against Indemnitor under the Credit Documents and without regard to any limitations on the Administrative Agent's or Banks' recourse for recovery of the Loan as may be provided in the Credit Documents. Enforcement of this Agreement is not and shall not be deemed to constitute an action for recovery of the indebtedness of the Loan.

     14.  Default Interest.  In addition to all other rights and remedies of the
          ----------------
Banks against Indemnitor as provided herein, or under applicable law, Indemnitor shall pay to the Administrative Agent, immediately upon demand therefor, Default Interest (as defined below) on any Costs and other payments required to be paid by Indemnitor to the Banks under this Agreement which are not paid within ten (10) days after demand therefor, such payments to be disbursed by the Administrative Agent in accordance with the Credit Agreement. Default Interest shall be paid by Indemnitor from the date such payment becomes delinquent through and including the date of payment of such delinquent sums. "Default Interest" shall mean a per annum interest rate equal to three points above the Adjusted Prime Rate or reference rate for the then current calendar month, as of the first day of such calendar month, which is publicly announced from time to time by the Administrative Agent.

     15.  Contribution.  As a result of the transactions contemplated by the
          ------------
Credit Agreement, each of the Indemnitors will benefit, directly and indirectly, from the Obligations and in consideration thereof desire to enter into a contribution agreement among themselves as set forth in this Section 15 to allocate such benefits among themselves and to provide a fair and equitable arrangement to make contributions in the event any payment is made by any Indemnitor hereunder to the Administrative Agent, the Documentation Agent, the Managing Agents or the Banks (such payment being referred to herein as a "Contribution," and for purposes of this Agreement, includes any exercise of recourse by the Administrative Agent against any Property of a Contributor designated as collateral under any Credit Document and application of proceeds of such collateral in satisfaction of such Indemnitor's obligations under this Agreement). The Indemnitors hereby agree as follows:

          15.01  Calculation of Contribution.  In order to provide for just and
                 ---------------------------
     equitable contribution among the Indemnitors in the event any Contribution is made by a Indemnitor (a "Funding Indemnitor"), such Funding Indemnitor shall be entitled to a contribution from certain other Indemnitors for all payments, damages and expenses incurred by that Funding Indemnitor in discharging any of the obligations under this Agreement (the "Obligations"), in the manner and to the extent set forth in this Section. The amount of any Contribution under this Agreement shall be equal to the payment made by the Funding Indemnitor to the Administrative Agent or any other beneficiary pursuant to this Agreement and shall be determined as of the date on which such payment is made.

          15.02  Benefit Amount Defined.  For purposes of this Agreement, the
                 ----------------------
     "Benefit Amount" of any Indemnitor as of any date of determination shall be the net value of the benefits to such Indemnitor and all of its Subsidiaries (including any Subsidiaries which may be Indemnitors) from extensions of credit made by the Banks to the Borrower under the Credit Agreement; provided, that in determining the contribution liability of any Indemnitor which is a Subsidiary to its direct or indirect parent corporation or of any Indemnitor to its direct or indirect Subsidiary, the Benefit Amount of such Subsidiary and its Subsidiaries, if any, shall be subtracted in determining the Benefit Amount of the parent corporation. Such benefits shall include benefits of funds constituting proceeds of Advances made to the Borrower by the Banks which are in turn advanced or contributed by the Borrower to such Indemnitor or its Subsidiaries and benefits of Letters of Credit issued pursuant to the Credit Agreement on behalf of, or the proceeds of which are advanced or contributed or otherwise benefit, directly or indirectly, such Indemnitor and its Subsidiaries (collectively, the "Benefits"). In the case of any proceeds of Advances or Benefits advanced or contributed to a Person (an "Owned Entity") any of the equity interests of which are owned directly or indirectly by a Indemnitor, the Benefit Amount of a Indemnitor with respect thereto shall be that portion of the net value of the benefits attributable to Advances or Benefits equal to the direct or indirect percentage ownership of such Indemnitor in its Owned Entity.

          15.03  Contribution Obligation.  Each Indemnitor shall be liable to a
                 -----------------------
     Funding Indemnitor in an amount equal to the greater of (A) the (i) ratio of the Benefit Amount of such Indemnitor to the total amount of Obligations, multiplied by (ii) the amount of Obligations paid by such Funding Indemnitor and (B) 95% of the excess of the fair saleable value of the property of such Indemnitor over the total liabilities of such Indemnitor (including the maximum amount reasonably expected to become due in respect of contingent liabilities) determined as of the date on which the payment made by a Funding Indemnitor is deemed made for purposes of this Agreement (giving effect to all payments made by other Funding Indemnitors as of such date in a manner to maximize the amount of such contributions).

          15.04 Allocation. In the event that at any time there exists more than one Funding Indemnitor with respect to any Contribution (in any such case, the "Applicable Contribution"), then payment from other Indemnitors pursuant to this Agreement shall be allocated among such Funding Indemnitors in proportion to the total amount of the

     Contribution made for or on account of the Borrower by each such Funding Indemnitor pursuant to the Applicable Contribution. In the event that at any time any Indemnitor pays an amount under this Agreement in excess of the amount calculated pursuant to clause (A) of Subsection 15.03 above, that Indemnitor shall be deemed to be a Funding Indemnitor to the extent of such excess and shall be entitled to contribution from the other Indemnitors in accordance with the provisions of this Section.

          15.05  Subsidiary Payment.  The amount of contribution payable under
                 ------------------
     this Section by any Indemnitor shall be reduced by the amount of any contribution paid hereunder by a Subsidiary of such Indemnitor.

          15.06  Equitable Allocation.  If as a result of any reorganization,
                 --------------------
     recapitalization, or other corporate change in the Borrower or any of its Subsidiaries, or as a result of any amendment, waiver or modification of the terms and conditions of other Sections of this Agreement or the Obligations, or for any other reason, the contributions under this Section become inequitable as among the Indemnitors, the Indemnitors shall promptly modify and amend this Section to provide for an equitable allocation of contributions. Any of the foregoing modifications and amendments shall be in writing and signed by all Indemnitors.

          15.07  Asset of Party to Which Contribution is Owing.  The Indemnitors
                 ---------------------------------------------
     acknowledge that the right to contribution hereunder shall constitute an asset in favor of the Indemnitor to which such contribution is owing.

          15.08  Subordination.  No payments payable by a Indemnitor pursuant to
                 -------------
     the terms of this Section 15 shall be paid until all amounts then due and payable by the Borrower to the Administrative Agent, the Documentation Agent, the Managing Agents or any Bank, pursuant to the terms of the Credit Documents, are paid in full in cash. Nothing contained in this Section 15 shall affect the obligations of any Indemnitor to the Administrative Agent, the Documentation Agent, the Managing Agents or any Bank under the Credit Agreement or any other Credit Documents.

     16.  Miscellaneous.  If there shall be more than one Indemnitor hereunder,
          -------------
or pursuant to any other indemnification of Banks relating to Hazardous Materials arising out of or in connection with the Loan ("Other Indemnitor"), each Indemnitor and Other Indemnitor agrees that (a) the obligations of the Indemnitor hereunder, and each Other Indemnitor, are joint and several, (b) a release of any one or more Indemnitors or Other Indemnitors or any limitation of this Agreement in favor of or for the benefit of one or more Indemnitors or Other Indemnitors shall not in any way be deemed a release of or limitation in favor of or for the benefit of any other Indemnitor or Other Indemnitor and (c) a separate action hereunder may be brought and prosecuted against any or all Indemnitors or Other Indemnitors. If any term of this Agreement or any application thereof shall be invalid, illegal or unenforceable, the remainder of this Agreement and any other application of such term shall not be affected thereby. No delay or omission in exercising any right hereunder shall operate as a waiver of such right or any other right. This Agreement shall be binding upon, inure to the benefit of and be enforceable by Indemnitor and the Banks, and their respective successors and assigns, including (without limitation) any assignee or purchaser of all or any portion of the Banks' interest in (i) the Loan, (ii) the Credit Documents, or
(iii) any of the Properties.

     17.  Governing Law.  This Agreement shall be governed by, and construed and
          -------------
enforced in accordance with, the laws of the State of Texas. Each Indemnitor hereby irrevocably submits to the jurisdiction of any Texas state or federal court sitting in Dallas, Texas in any action or proceeding arising out of or relating to this Agreement and the other Credit Documents, and such Indemnitor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such court. Each Indemnitor hereby irrevocably waives, to the fullest extent it may effectively do so, any right it may have to the defense of an inconvenient forum to the maintenance of such action or proceeding. Each Indemnitor hereby agrees that service of copies of the summons and complaint and any other process which may be served in any such action or proceeding may be made by mailing or delivering a copy of such process to such Indemnitor at its address specified below. Each Indemnitor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section shall affect the rights of any of the Banks to serve legal process in any other manner permitted by the law or affect the right of any of the Banks to bring any action or proceeding against any Indemnitor or its Property in the courts of any other jurisdiction.

     18.  Waivers of Jury Trials.  EACH INDEMNITOR HEREBY IRREVOCABLY AND
          ----------------------
UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATING TO THIS AGREEMENT OR THE NOTES OR ANY OTHER CREDIT DOCUMENT OR TO ANY COUNTERCLAIM THEREIN.

     19.  Amendments/Accession Agreement.   No waiver of any provision of this
          -------------------------------
Agreement nor consent to any departure by any Indemnitor therefrom shall be effective unless the same shall be in writing and signed by the Administrative Agent and the Majority Banks, and no amendment of this Agreement shall be effective unless the same shall be in writing and signed by the Administrative Agent, with the consent of the Majority Banks; provided that any
                                               --------
amendment or waiver releasing any Indemnitor from any liability hereunder shall be signed by all the Banks; and provided further that any waiver or consent
                                ----------------
shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding the foregoing, in the event that any Subsidiary or Affiliate of the Borrower hereafter is required in accordance with the terms of the Credit Agreement or otherwise agrees to become a Indemnitor under this Agreement, then such Subsidiary or Affiliate may become a party to this Agreement by executing an Accession Agreement ("Accession Agreement") in the form attached hereto as Annex 1, and each Indemnitor and the Administrative
                        -------
Agent hereby agrees that upon such Subsidiary's or Affiliate's execution of such Accession Agreement, this Agreement shall be deemed to have been amended to make such Person an Indemnitor hereunder for all purposes and a party hereto and no signature is required on behalf of the other Indemnitors or the Administrative Agent to make such an amendment to this Agreement effective.



                             [INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, Indemnitor has caused this Agreement to be executed as of the day and year first written above.

                         INDEMNITORS:

                         AMERICAN GENERAL HOSPITALITY
                         CORPORATION, a Maryland corporation


                         By:__________________________________________
                         Name:________________________________________
                         Title:_______________________________________

                         Address:   5605 MacArthur Blvd., Suite 1200
                                    Irving, Texas 75038
                                    Attn:  Mr. Kenneth E. Barr
                                    Telephone:  (972) 550-6800
                                    Facsimile:   (972) 550-6895


                         AGH UPREIT, LLC, a Delaware limited liability company

                         By:  American General Hospitality Corporation, member


                              By:_____________________________________
                              Name:___________________________________
                              Title:__________________________________

                         Address:   5605 MacArthur Blvd., Suite 1200
                                    Irving, Texas 75038
                                    Attn:  Mr. Kenneth E. Barr
                                    Telephone:  (972) 550-6800
                                    Facsimile:   (972) 550-6895

                         3100 GLENDALE JOINT VENTURE,
                         an Ohio general partnership

                         By:  AGH UPREIT, LLC, its partner

                              By:   American General Hospitality
                                    Corporation, member


                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________

                              By:   American General Hospitality Operating
                                    Partnership, L.P., member

                                    By:  AGH GP, Inc., its general partner


                                         By:___________________________
                                         Name:_________________________
                                         Title:________________________

                         By:  American General Hospitality Operating
                              Partnership, L.P., its partner

                              By:   AGH GP, Inc., general partner


                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________

                         Address:   5605 MacArthur Blvd., Suite 1200
                                    Irving, Texas 75038
                                    Attn:  Mr. Kenneth E. Barr
                                    Telephone:  (972) 550-6800
                                    Facsimile:   (972) 550-6895

                         MDV LIMITED PARTNERSHIP,
                         a Texas limited partnership

                         By:  AGH UPREIT LLC, its general partner

                              By:   American General Hospitality Corporation,
                                    member


                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________

                              By:   American General Hospitality Operating
                                    Partnership, L.P., member

                                    By:  AGH GP, Inc.,
                                         general partner


                                         By:___________________________
                                         Name:_________________________
                                         Title:________________________

                         Address:   5605 MacArthur Blvd., Suite 1200
                                    Irving, Texas 75038
                                    Attn:  Mr. Kenneth E. Barr
                                    Telephone:  (972) 550-6800
                                    Facsimile:   (972) 550-6895

                         MADISON MOTEL ASSOCIATES,
                         a Wisconsin general partnership

                         By:  AGH UPREIT, LLC, its partner

                              By:   American General Hospitality
                                    Corporation, member


                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________

                              By:   American General Hospitality Operating
                                    Partnership, L.P., member

                                    By: AGH GP, Inc., its general partner


                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________

                         By:  American General Hospitality Operating
                              Partnership, L.P., its partner

                              By:   AGH GP, Inc., general partner


                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________

                         Address:   5605 MacArthur Blvd., Suite 1200
                                    Irving, Texas 75038
                                    Attn:  Mr. Kenneth E. Barr
                                    Telephone:  (972) 550-6800
                                    Facsimile:   (972) 550-6895

                         183 HOTEL ASSOCIATES, LTD.,
                         a Texas limited partnership

                         By:  AGH UPREIT LLC, its general partner

                              By:   American General Hospitality Corporation,
                                    member


                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________

                              By:   American General Hospitality Operating
                                    Partnership, L.P., member

                                    By:  AGH GP, Inc.,
                                         general partner


                                         By:___________________________
                                         Name:_________________________
                                         Title:________________________

                         Address:   5605 MacArthur Blvd., Suite 1200
                                    Irving, Texas 75038
                                    Attn:  Mr. Kenneth E. Barr
                                    Telephone:  (972) 550-6800
                                    Facsimile:   (972) 550-6895

                         RICHMOND WILLIAMSBURG ASSOCIATES, LTD., a
                         Texas limited partnership

                         By:  AGH UPREIT LLC, its general partner

                              By:   American General Hospitality Corporation,
                                    member


                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________

                              By:   American General Hospitality Operating
                                    Partnership, L.P., member

                                    By:  AGH GP, Inc.,
                                         general partner


                                         By:___________________________
                                         Name:_________________________
                                         Title:________________________

                         Address:   5605 MacArthur Blvd., Suite 1200
                                    Irving, Texas 75038
                                    Attn:  Mr. Kenneth E. Barr
                                    Telephone:  (972) 550-6800
                                    Facsimile:   (972) 550-6895

                         2929 WILLIAMS LIMITED LIABILITY COMPANY, a
                         Delaware limited liability company

                         By:  AGH UPREIT, LLC, its member

                              By:   American General Hospitality
                                    Corporation, member


                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________

                              By:   American General Hospitality Operating
                                    Partnership, L.P., member

                                    By: AGH GP, Inc., general partner


                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________

                         By:  American General Hospitality Operating
                              Partnership, L.P., its member

                              By:   AGH GP, Inc., general partner


                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________

                         Address:   5605 MacArthur Blvd., Suite 1200
                                    Irving, Texas 75038
                                    Attn:  Mr. Kenneth E. Barr
                                    Telephone:  (972) 550-6800
                                    Facsimile:   (972) 550-6895

                         LAKE BUENA VISTA PARTNERS, LTD.,
                         a Florida limited partnership

                         By:  AGH UPREIT LLC, general partner

                              By:   American General Hospitality
                                    Corporation, member

                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________

                              By:   American General Hospitality Operating
                                    Partnership, L.P., member

                                    By:  AGH GP, Inc.,
                                         general partner

                                         By:___________________________
                                         Name:_________________________
                                         Title:________________________



                         Address:   5605 MacArthur Blvd., Suite 1200
                                    Irving, Texas 75038
                                    Attn:  Mr. Kenneth E. Barr
                                    Telephone:  (972) 550-6800
                                    Facsimile:   (972) 550-6895

                         BCHI ACQUISITION, L.L.C.,
                         a Delaware limited liability company

                         By:  AGH UPREIT LLC, its member

                              By:   American General Hospitality
                                    Corporation, member


                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________

                              By:   American General Hospitality
                                    Operating Partnership, L.P., member

                                    By:  AGH GP, Inc., general partner


                                         By:___________________________
                                         Name:_________________________
                                         Title:________________________

                         By:  American General Hospitality Operating
                              Partnership, L.P., its member

                              By:   AGH GP, Inc., general partner


                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________

                         Address:   5605 MacArthur Blvd., Suite 1200
                                    Irving, Texas 75038
                                    Attn:  Mr. Kenneth E. Barr
                                    Telephone:  (972) 550-6800
                                    Facsimile:   (972) 550-6895

                         COCOA BEACH HOTELS, LTD.,
                         a Florida limited partnership

                              By:   AGH UPREIT LLC, its general partner

                                    By:  American General Hospitality
                                         Corporation, Member


                                         By:___________________________
                                         Name:_________________________
                                         Title:________________________

                                    By:  American General Hospitality
                                         Operating Partnership, L.P., Member

                                         By:  AGH GP, INC., its general
                                              partner

                                              By:______________________
                                              Name:____________________
                                              Title:___________________

                         Address:   5605 MacArthur Blvd., Suite 1200
                                    Irving, Texas 75038
                                    Attn:  Mr. Kenneth E. Barr
                                    Telephone:  (972) 550-6800
                                    Facsimile:   (972) 550-6895

                         DURHAM I-85 LIMITED
                         PARTNERSHIP, a Delaware limited
                         partnership


                              By:   AGH UPREIT LLC, its general partner

                                    By:  American General Hospitality
                                         Corporation, Member


                                         By:___________________________
                                         Name:_________________________
                                         Title:________________________

                                    By:  American General Hospitality
                                         Operating Partnership, L.P., Member

                                         By:  AGH GP, INC., its general
                                              partner

                                              By:______________________
                                              Name:____________________
                                              Title:___________________

                         Address:   5605 MacArthur Blvd., Suite 1200
                                    Irving, Texas 75038
                                    Attn:  Mr. Kenneth E. Barr
                                    Telephone:  (972) 550-6800
                                    Facsimile:   (972) 550-6895

          Parent may, if no Default has occurred and is continuing or would result therefrom make payments to its shareholders (including in connection with the repurchase of Stock or Stock Equivalents) which with the previous such cash payments in the three immediately preceding Fiscal Quarters are not in excess of the greater of (i) the lesser of (A) ninety percent (90%) of the Funds From Operations of the Parent during such Rolling Period or (B) one hundred percent (100%) of Free Cash Flow of the Parent during such Rolling Period and (ii) the amount required for the Parent to maintain its status as a REIT:

          (a)  Payments to Shareholders during the Rolling
               Period ending on
                                                                      $

          (b)  Funds From Operations of the Parent during the
               Rolling Period ending on
                                                                      $

          (C)  Ratio of Payments from Funds From Operations


          (d)  Free Cash Flow of the Parent during the Rolling
               Period ending on

                                                                      $
          Certain other restrictions detailed in Section 6.04(b) through (e) of the Agreement

          Indicate whether Borrower is in compliance with the foregoing restrictions. If not, explain why and provide detail.

     3.8  Other Restrictions and Covenants (Article 6 of the
          Agreement)

          Indicate whether Borrower is in compliance with the covenants and restrictions set forth in Sections 6.05 through 6.14 of the Agreement. If not, explain why and provide detail.


COMPLIANCE CERTIFICATE -Page 16 of 17
----------------------

                                   EXHIBIT E


                          FORM OF NOTICE OF BORROWING

                                _________, 19__


Bank One, Texas, N.A.,
as Administrative Agent under the Credit Agreement herein described 1717 Main Street, 4th Floor
P.O. Box 655415
Commercial Real Estate Department
Dallas, Texas 75201

Attention:     Mr. Jeff Etter

Ladies and Gentlemen:

The undersigned, American General Hospitality Operating Partnership, L.P., a Delaware limited partnership (the "Borrower"), refers to the Subordinate Unsecured Credit Agreement dated as of February 13, 1998 (as the same may be amended or modified from time to time, the "Credit Agreement," the defined terms of which are used in this Notice of Borrowing unless otherwise defined in this Notice of Borrowing) among the Borrower, the Banks, the Arranger, Syndication Agent and Documentation Agent, the Administrative Agent and the Managing Agents, and hereby gives you irrevocable notice pursuant to Section 2.02(a) of the Credit Agreement that the undersigned hereby requests a Borrowing, and in connection with that request sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 2.02(a) of the Credit Agreement:

     (a) Business Day of the Proposed Borrowing is _____________, 19_____.

     (b) The Proposed Borrowing will be a Borrowing composed of [Prime Rate Advances] [LIBOR Rate Advances].

     (c) The aggregate  amount of the Proposed Borrowing is $____________.

     (d) The Interest Period for each LIBOR Rate Advance made as part of the Proposed Borrowing is [_____ month[s]].

Bank One, Texas, N.A.
[Date]
Page 2


The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

     (a) the representations and warranties contained in the Credit Agreement and the other Credit Documents are correct in all material respects, before and after giving effect to the Proposed Borrowing and the application of the proceeds therefrom, as though made on the date of the Proposed Borrowing; and

     (b) no Default has occurred and remains uncured, or would result from such Proposed Borrowing or from the application of the proceeds therefrom.

                    Very truly yours,


                    AMERICAN GENERAL HOSPITALITY OPERATING
                    PARTNERSHIP, L.P.

                    By:  AGH GP, Inc., its general partner

                         By:__________________________
                         Name:________________________
                         Title:_______________________

                                   EXHIBIT F


                 FORM OF NOTICE OF CONVERSION OR CONTINUATION


                                    [Date]


Bank One, Texas, N.A.,
as Administrative Agent under the Credit Agreement herein described 1717 Main Street, 4th Floor
P.O. Box 655415
Real Estate Department
Dallas, Texas 75201

Attention:     Mr. Jeff Etter


Ladies and Gentlemen:

The undersigned, American General Hospitality Operating Partnership, L.P., a Delaware limited partnership (the "Borrower"), refers to the Subordinate Unsecured Credit Agreement dated as of February 13, 1998 (as the same may be amended or modified from time to time, the "Credit Agreement," the defined terms of which are used in this Notice of Conversion or Continuation unless otherwise defined in this Notice of Conversion or Continuation), among the Borrower, the Banks, the Arranger, Syndication Agent and Documentation Agent, the Administrative Agent, and the Managing Agents, and hereby gives you irrevocable notice pursuant to Section 2.02(b) of the Credit Agreement that the undersigned hereby requests a Conversion or continuation of an outstanding Borrowing, and in connection with that request sets forth below the information relating to such Conversion or continuation (the "Proposed Borrowing") as required by Section 2.02(b) of the Credit Agreement:

     (a) The Business Day of the Proposed Borrowing is _______________, 19 ____.

     (b) The Proposed Borrowing will be composed of [Prime Rate Advances] [LIBOR Rate Advances].

     (c) The aggregate amount of the Borrowing to be Converted or continued is $ _______ and consists of [Prime Rate Advances] [LIBOR Rate Advances].

Bank One, Texas, N.A.
[Date]
Page 2

     (d) The Proposed Borrowing consists of [a Conversion to [Prime Rate Advances] [LIBOR Rate Advances]] [a continuation of [Prime Rate Advances] [LIBOR Rate Advances]].

     (e) The Interest Period for each LIBOR Rate Advance made as part of the Proposed Borrowing is [____ month[s]].

                    Very truly yours,


                    AMERICAN GENERAL HOSPITALITY OPERATING
                    PARTNERSHIP, L.P.

                    By:  AGH GP, Inc., its general partner

                         By:_____________________________
                         Name:___________________________
                         Title:__________________________

                    SUBORDINATE UNSECURED CREDIT AGREEMENT

                                   EXHIBIT G

                      FORM OF PROPERTY ADJUSTMENT REPORT

     This Property Adjustment Report is executed this ___ day of _____________, 1998 and is prepared pursuant to Section 2.14 of that certain Subordinate Unsecured Credit Agreement (the "Agreement") between AMERICAN GENERAL HOSPITALITY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "Borrower"), SOCIETE GENERALE, SOUTHWEST AGENCY, as Arranger, Syndication Agent and Documentation Agent, BANK ONE, TEXAS, N.A., as Administrative Agent, THE BANK OF NOVA SCOTIA, as Co-Agent, AND WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Managers, and the Banks party to the Credit Agreement. Capitalized terms used herein but not otherwise defined herein shall have the meanings specified by the
Agreement:

                                        Total Availability
                                            as of last        Property     Adjusted
                                            Compliance       Adjustment     Total
                                            Certificate                  Availability
1.  Adjusted EBITDA of all Parent
    Properties                              $_________       $_________    $_________

2.  Line 1 above multiplied by 6            $_________       $_________    $_________
    (5 after December 31, 1998)

3.  All of Parent's consolidated
    outstanding Indebtedness
    including face amount of
    outstanding letters of credit           $_________       $_________    $_________

4.  TOTAL AVAILABILITY (Line 2 minus
    Line 3)                                 $_________       $_________    $_________

     The Borrower has caused this Property Adjustment Report to be executed this ____ day of _________, 19__.

                                    AMERICAN GENERAL HOSPITALITY
                                        OPERATING PARTNERSHIP, L.P.

                                    By:   AGH GP, Inc., its general partner


                                          By:_________________________________
                                          Name:_______________________________
                                          Title:______________________________

                                  EXHIBIT "H"
            FORM OF SUBORDINATE GUARANTY AND CONTRIBUTION AGREEMENT

     This Subordinate Guaranty and Contribution Agreement (this "Agreement") is made and entered into effective for all purposes as of the 13th day of February, 1998, by the parties signatory hereto or to an Accession Agreement (as hereinafter defined) (collectively, the "Guarantor" whether one or more) to and for the benefit of BANK ONE, TEXAS, N.A., as Administrative Agent (the "Administrative Agent"), SOCIETE GENERALE, SOUTHWEST AGENCY, as Arranger, Syndication Agent, and Documentation Agent (the "Documentation Agent"), THE BANK OF NOVA SCOTIA and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Managing Agents (the "Managing Agents"), and the banks and other lenders named in the Credit Agreement herein described.

                                 INTRODUCTION

     WHEREAS, this Agreement is given in connection with that certain Subordinate Unsecured Credit Agreement dated as of February 13, 1998 ("Credit Agreement"), among AMERICAN GENERAL HOSPITALITY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "Borrower"), Administrative Agent, Documentation Agent, the Managing Agents and the banks and other lenders party thereto (collectively the "Banks");

     WHEREAS, pursuant to the Credit Agreement the Banks are considering making a loan (the "Loan") to Borrower as more specifically described therein;

     WHEREAS, the Borrower is the principal financing entity for capital requirements of its Subsidiaries, and from time to time the Borrower has made and will continue to make capital contributions and advances to its Subsidiaries, including the Subsidiaries which are parties hereto. Other than the Parent, each Guarantor is a direct or indirect subsidiary of the Borrower. Each Guarantor will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement; and

     WHEREAS, the Banks have required the execution and delivery of this Agreement as a condition precedent to the execution of the Credit Agreement.
The Banks would not be willing to execute the Credit Agreement in the absence of the execution and delivery by Guarantor of this Agreement.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in order to induce the Banks to make the Advances and the Issuing Bank to issue its Letters of Credit, each Guarantor hereby agrees as follows:

     Section 1.  Defined Terms.  All terms used in this Agreement, but not
                 -------------
defined herein, shall have the meaning given such terms in the Credit Agreement.

     Section 2.  Guaranty.  Each Guarantor hereby unconditionally and
                 --------
irrevocably guarantees (a) the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Borrower now or hereafter existing under the Credit Agreement, the Notes and any other Credit Document, whether for principal, interest, fees, expenses, or otherwise and (b) the payment and performance of the lessor's obligations under the Participating Leases (such obligations being the "Guaranteed Obligations") and any and all expenses (including reasonable counsel fees and expenses) incurred by the Administrative Agent, the Documentation Agent, the Managing Agents or any Bank in enforcing any rights under this Agreement. Each Guarantor agrees that its guaranty obligation under this Agreement is a guarantee of payment, not of collection and that such Guarantor is primarily liable for the payment of the Guaranteed Obligations.

     Section 3.  Limit of Liability.  Each Guarantor that is a Subsidiary of
                 ------------------
the Borrower shall be liable under this Agreement with respect to the Guaranteed Obligations only for amounts aggregating up to the largest amount that would not render its guaranty obligation hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any state law.

     Section 4.  Guaranty Absolute.  Each Guarantor guarantees that the
                 -----------------
Guaranteed Obligations will be paid and performed strictly in accordance with the terms of the Credit Agreement, the other Credit Documents and the Participating Leases, as applicable, regardless of any law, regulation, or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent, the Documentation Agent, the Managing Agents, the Banks or the Participating Lessees with respect thereto. The liability of each Guarantor under this Agreement shall be absolute and unconditional irrespective of:

     (a) any lack of validity or enforceability of the Credit Agreement, any other Credit Document, any Participating Lease or any other agreement or instrument relating thereto;

     (b) any change in the time, manner, or place of payment of, or in any other term of, any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from the Credit Agreement, any Credit Document or any Participating Lease;

     (c) any exchange, release, or nonperfection of any collateral, if applicable, or any release or amendment or waiver of or consent to departure from any other agreement or guaranty, for any of the Guaranteed Obligations; or

     (d) any other circumstances which might otherwise constitute a defense available to, or a discharge of the Borrower or a Guarantor.

     Section 5.  Continuation and Reinstatement, Etc.  Each Guarantor agrees
                 ------------------------------------
that, to the extent that the Borrower makes payments to the Administrative Agent, the Documentation Agent, the Managing Agents or any Bank or the Administrative Agent, the Documentation Agent, the Managing Agents or any Bank receives any proceeds of any property of Borrower or any Guarantor and such payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, or otherwise required to be repaid, then to the extent of such repayment the Guaranteed Obligations shall be reinstated and continued in full force and effect as of the date such initial payment or collection of proceeds occurred. The Guarantor shall defend and indemnify the Administrative Agent, the Documentation Agent, the Managing Agents and each Bank from and against any claim or loss under this Section 5 (including reasonable attorneys' fees and expenses) in the defense of any such action or suit.

     Section 6.  Certain Waivers.
                 ---------------

     6.01. Notice. Each Guarantor hereby waives promptness, diligence, notice of
           ------
acceptance, notice of acceleration, notice of intent to accelerate and any other notice with respect to any of the Guaranteed Obligations and this Agreement.

     6.02. Other Remedies. Each Guarantor hereby waives any requirement that the
           --------------
Administrative Agent, the Documentation Agent, the Managing Agents or any Bank protect, secure, perfect, or insure any Lien or any Property subject thereto or exhaust any right or take any action against the Borrower or any other Person or any collateral, if any, including any action required by Chapter 34 of the Texas Business and Commerce Code.

     6.03. Waiver of Subrogation.
           ---------------------

     (a) Each Guarantor hereby irrevocably waives, until payment in full of all Guaranteed Obligations and termination of all Commitments, any claim or other rights which it may acquire against the Borrower that arise from such Guarantor's obligations under this Agreement or any other Credit Document, including, without limitation, any right of subrogation (including, without limitation, any statutory rights of subrogation under Section 509 of the Bankruptcy Code, 11 U.S.C. (S) 509, or otherwise), reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of the Administrative Agent, the Documentation Agent, the Managing Agents or any Bank against the Borrower or any collateral which the Administrative Agent, the Documentation Agent, the Managing Agents or any Bank now has or acquires. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Guaranteed Obligations shall not have been paid in full and all of the Commitments terminated, such amount shall be held in trust for the benefit of the Administrative Agent, the Documentation Agent, the Managing Agents or any Bank and shall promptly be paid to the Administrative Agent for the benefit of Administrative Agent, the Documentation Agent, the Managing Agents and the Banks to be applied to the Guaranteed Obligations, whether matured or unmatured, as the Administrative Agent may elect. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this Section 6.03(a) is knowingly made in contemplation of such benefits.

     (b) Each Guarantor further agrees that it will not enter into any agreement providing, directly or indirectly, for any contribution, reimbursement, repayment, or indemnity by the Borrower or any other Person on account of any payment by such Guarantor to the Administrative Agent, the Documentation Agent, the Managing Agents or the Banks under this Agreement.

     6.04. California Waivers.
           ------------------

     (a)   Guarantor understands and agrees that the waivers contained in this
Section 6.04 are waivers of substantive rights and defenses to which Guarantor might otherwise be entitled under state and federal law. The rights and defenses waived include, without limitation, those provided by California laws of suretyship and guaranty, antideficiency laws, and the Uniform Commercial Code. Guarantor acknowledges that Guarantor has provided these waivers of rights and defenses with the intention that they be fully relied upon by the Banks and/or Agents.

     (b) Guarantor waives Guarantor's rights of subrogation, reimbursement, indemnity and contribution, and any other rights and defenses available to Guarantor by reason of Sections 2787 to 2855, inclusive, of the California Civil Code, as amended or recodified from time to time, including without limitation
(i) any defenses Guarantor may have to the Guaranteed Obligations by reason of an election of remedies by the Banks and/or Agents, and (ii) any rights or defenses Guarantor may have by reason of protection afforded to Borrower with respect to the Guaranteed Obligations pursuant to the antideficiency or other laws of the State of California limiting or discharging Borrower's indebtedness, including, without limitation, Sections 580a, 580b, 580d, or 726 of the California Code of Civil Procedure, as amended or recodified from time to time.

     (c) If and to the extent such waivers of Guarantor's rights of subrogation, reimbursement, indemnity and contribution, and any other rights and defenses waived by Guarantor hereunder are unenforceable, Guarantor hereby agrees that all such rights shall be junior and subordinate to the rights of the Banks and/or Agents to obtain payment and performance of the Guaranteed Obligations and to all rights of the Banks and/or Agents in and to any property, including the Property, which now or hereafter serves or could serve as collateral security for the Guaranteed Obligations.

     (d) The above waivers include, but are not limited to, the waiver by Guarantor of:

          (i) all rights and defenses arising out of an election of remedies by the Banks and/or Agents, even though that election of remedies has destroyed Guarantor's rights or subrogation and/or reimbursement against Borrower by the operation of Section 580d of the California Code of Civil Procedure or otherwise;

          (ii) all rights and protections of any kind which Guarantor may have for any reason which would affect or limit the amount of any recovery by the Banks and/or Agents from Guarantor including, without limitation, the right to any fair market value hearing pursuant to Section 580a of the California Code of Civil Procedure.

          (iii) any and all benefits available to sureties and creditors which might otherwise be available to Guarantor under California Civil Code Sections 2809 (reduction of surety's obligation where larger than principal's), 2810 (liability of surety when principal is not liable), 2815 (revocation of continuing guaranty), 2819 (exoneration of surety), 2839 (performance of principal obligation or offer of performance), 2845 (requiring creditor to proceed against principal), 2849 (security for performance of principal obligation), 2850 (hypothecation of surety's property), 2899 (order of resort to property), and 3433 (creditor's entitlement to satisfy claim from several funds), as amended or recodified from time to time; and

     (e) Guarantor shall not be discharged, released or exonerated, in any way, from its absolute, unconditional and independent liabilities hereunder, even though any rights or defenses which Guarantor may have against Borrower, the Banks, the Agents or others may be destroyed, diminished or otherwise affected, by:

           (i) Any declaration by the Banks and/or Agents of a default in respect of any of the Guaranteed Obligations;

           (ii) The exercise by the Banks and/or Agents of any rights or remedies against Borrower or any other person;

           (iii) The failure of the Banks and/or Agents to exercise any rights or remedies against Borrower or any other person; or

     Section 7.   Representations and Warranties.  Each Guarantor hereby
                  ------------------------------
represents and warrants as follows:

     7.01. Corporate Authority.  Such Guarantor is either a corporation, limited
           -------------------
liability company or limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. The execution, delivery and performance by such Guarantor of this Agreement are within such Guarantor's organizational powers, have been duly authorized by all necessary organizational action and do not contravene (a) such Guarantor's organizational authority or (b) any law or material contractual restriction affecting such Guarantor or its Property.

     7.02. Government Approval.  No authorization or approval or other action by
           -------------------
and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by such Guarantor of this Agreement.

     7.03. Binding Obligations.  This Agreement is the legal, valid  and binding
           -------------------
obligation of such Guarantor enforceable against such Guarantor in accordance with its terms subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar law affecting creditors' rights (whether considered in a proceeding at law or in equity).

     Section 8.   Covenants.  Each Guarantor will comply with all covenant
                  ---------
provisions of Article V and Article VI of the Credit Agreement to the extent such provisions are applicable.

     8.01. Additional Covenant.  As soon as possible and in any event within
           -------------------
five days after the incurrence of any Indebtedness by the Parent or any Subsidiary of the Parent other than the Obligations or any other Indebtedness permitted under the Credit Agreement, the Parent shall notify the Administrative Agent in writing of such incurrence.

     Section 9.   Contribution.   As a result of the transactions contemplated
                  ------------
by the Credit Agreement, each of the Guarantors will benefit, directly and indirectly, from the Guaranteed Obligations and in consideration thereof desire to enter into a contribution agreement among themselves as set forth in this Section 9 to allocate such benefits among themselves and to provide a fair and equitable arrangement to make contributions in the event any payment is made by any Guarantor hereunder to the Administrative Agent, the Documentation Agent, the Managing Agents or the Banks (such payment being referred to herein as a "Contribution," and for purposes of this Agreement, includes any exercise of recourse by the Administrative Agent against any Property of a Contributor and application of proceeds of such Property in satisfaction of such Guarantor's obligations under this Agreement). The Guarantors hereby agree as follows:

     9.01. Calculation of Contribution.  In order to provide for just and
           ---------------------------
equitable contribution among the Guarantors in the event any Contribution is made by a Guarantor (a "Funding Guarantor"), such Funding Guarantor shall be entitled to a contribution from certain other Guarantors for all payments, damages and expenses incurred by that Funding Guarantor in discharging any of the Guaranteed Obligations, in the manner and to the extent set forth in this Section. The amount of any Contribution under this Agreement shall be equal to the payment made by the Funding Guarantor to the Administrative Agent or any other beneficiary pursuant to this Agreement and shall be determined as of the date on which such payment is made.

     9.02. Benefit Amount Defined.  For purposes of this Agreement, the "Benefit
           ----------------------
Amount" of any Guarantor as of any date of determination shall be the net value of the benefits to such Guarantor and all of its Subsidiaries (including any Subsidiaries which may be Guarantors) from extensions of credit made by the Banks to the Borrower under the Credit Agreement and the benefit of entering into the Participating Leases; provided, that in determining the contribution liability of any Guarantor which is a Subsidiary to its direct or indirect parent corporation or of any Guarantor to its direct or indirect Subsidiary, the Benefit Amount of such Subsidiary and its Subsidiaries, if any, shall be subtracted in determining the Benefit Amount of the parent corporation. Such benefits shall include benefits of funds constituting proceeds of Advances made to the Borrower by the Banks which are in turn advanced or contributed by the Borrower to such Guarantor or its Subsidiaries and benefits of Letters of Credit issued pursuant to the Credit Agreement on behalf of, or the proceeds of which are advanced or contributed or otherwise benefit, directly or indirectly, such Guarantor and its Subsidiaries (collectively, the "Benefits"). In the case of any proceeds of Advances or Benefits advanced or contributed to a Person (an "Owned Entity") any of the equity interests of which are owned directly or indirectly by a Guarantor, the Benefit Amount of a Guarantor with respect thereto shall be that portion of the net value of the benefits attributable to Advances or Benefits equal to the direct or indirect percentage ownership of such Guarantor in its Owned Entity.

     9.03. Contribution Obligation.  Each Guarantor shall be liable to a Funding
           -----------------------
Guarantor in an amount equal to the greater of (A) the (i) ratio of the Benefit Amount of such Guarantor to the total amount of Guaranteed Obligations, multiplied by (ii) the amount of Guaranteed Obligations paid by such Funding Guarantor and (B) 95% of the excess of the fair saleable value of the property of such Guarantor over the total liabilities of such Guarantor (including the maximum amount reasonably expected to become due in respect of contingent liabilities) determined as of the date on which the payment made by a Funding Guarantor is deemed made for purposes of this Agreement (giving effect to all payments made by other Funding Guarantors as of such date in a manner to maximize the amount of such contributions).

     9.04. Allocation.  In the event that at any time there exists more than one
           ----------
Funding Guarantor with respect to any Contribution (in any such case, the "Applicable Contribution"), then payment from other Guarantors pursuant to this Agreement shall be allocated among such Funding Guarantors in proportion to the total amount of the Contribution made for or on account of the Borrower by each such Funding Guarantor pursuant to the Applicable Contribution. In the event that at any time any Guarantor pays an amount under this Agreement in excess of the amount calculated pursuant to clause (A) of Subsection 9.03 above, that Guarantor shall be deemed to be a Funding Guarantor to the extent of such excess and shall be entitled to contribution from the other Guarantors in accordance with the provisions of this Section.

     9.05. Subsidiary Payment.  The amount of contribution payable under this
           ------------------
Section by any Guarantor shall be reduced by the amount of any contribution paid hereunder by a Subsidiary of such Guarantor.

     9.06. Equitable Allocation.  If as a result of any reorganization,
           --------------------
recapitalization, or other corporate change in the Borrower or any of its Subsidiaries, or as a result of any amendment, waiver or modification of the terms and conditions of other Sections of this Agreement or the Guaranteed Obligations, or for any other reason, the contributions under this Section become inequitable as among the Guarantors, the Guarantors shall promptly modify and amend this Section to provide for an equitable allocation of contributions. Any of the foregoing modifications and amendments shall be in writing and signed by all Guarantors.

     9.07. Asset of Party to Which Contribution is Owing.  The Guarantors
           ---------------------------------------------
acknowledge that the right to contribution hereunder shall constitute an asset in favor of the Guarantor to which such contribution is owing.

     9.08. Subordination.  No payments payable by a Guarantor pursuant to the
           -------------
terms of this Section 9 shall be paid until all amounts then due and payable by the Borrower to any Bank, pursuant to the terms of the Credit Documents, are paid in full in cash. Nothing contained in this Section 9 shall affect the obligations of any Guarantor to any Bank under the Credit Agreement or any other Credit Documents.

     Section 10.     Subordination.
                     -------------

     10.01. Subordination.  The payment of any Guaranteed Obligations (including
            -------------
interest accruing after the filing of a petition initiating any proceeding pursuant to any bankruptcy law with respect to the Guarantor as debtor) is subordinated to the guaranteed obligations (the "Senior Guaranteed Obligations") as defined in that certain Guaranty and Contribution Agreement (the "Senior Guaranty") dated as of even date herewith given for the benefit of the Senior Administrative Agent and the Senior Creditors in connection with the Senior Credit Agreement, as the Senior Guaranty may be amended, renewed, extended, increased, substituted, refinanced, restructured, replaced, supplemented or otherwise modified from time to time; provided that the aggregate principal
                                      --------
amount and face amount of outstanding letters of credit of the Senior Guaranteed Obligations which shall be senior to the Guaranteed Obligations shall not exceed $500,000,000.00 on the terms and conditions contained in this Section 10.

     10.02. Payment Blockage.  No payment by the Guarantor on the Guaranteed
            ----------------
Obligations (whether pursuant to the terms of the Guaranteed Obligations or upon acceleration or otherwise) shall be made if, at the time of any such payment, there exists a default in the payment of any Senior Guaranteed Obligations (a "Senior Payment Default"), and such Senior Payment Default shall not have been cured or waived by or on behalf of the holders of such Senior Guaranteed Obligations. In addition, during the continuance of the breach of any provision in Article VII of the Senior Credit Agreement ("Financial Covenant Default"), upon the giving by the Senior Administrative Agent of written notice to the Administrative Agent of such breach, no such payment may be made by the Guarantor upon the Guaranteed Obligations for a period (the "Blockage Period") commencing on the date of the giving of such notice and ending 180 days after the date of the giving of such notice. Not more than one Blockage Period may be commenced with respect to the Guaranteed Obligations during any period of 360 consecutive days. No Financial Covenant Default which existed or was continuing on the date of commencement of any Blockage Period shall be, or be made, the basis for commencement of a second Blockage Period whether within or without a period of 360 consecutive days unless such Financial Covenant Default shall have been cured for a period of not less than 30 consecutive days or waived. During any period in which payments on the Guaranteed Obligations are not restricted pursuant to this Section 10.02, the holders of the Guaranteed Obligations shall be entitled to receive payments in accordance with the terms of the Guaranteed Obligations, including any payments that were previously restricted in accordance with this Section 10.02.

      Section 10.03.  Remedy Blockage.
                      ---------------

      (a) At any time when any Senior Guaranteed Obligations remain outstanding, the holders of the Guaranteed Obligations will not have any of the following rights: (i) to demand, sue for or take from the Guarantor, by set-off or in any other manner, any moneys which may then or thereafter be owing by the Guarantor on the Guaranteed Obligations, (ii) to commence, or to join with any Person in commencing, any suit, action or proceeding against the Guarantor (A) to enforce payment of or to collect all or any portion of the Guaranteed Obligations or (B) to commence judicial enforcement of any of the rights and remedies under the documents or instruments governing the Guaranteed Obligations or applicable law,
(iii) to accelerate the principal of or interest on or any other amount under the Guaranteed Obligations, or (iv) as a holder of the Guaranteed Obligations, to commence, or to join with any Person in commencing, against Guarantor or any of its property a bankruptcy, reorganization, insolvency, receivership or other similar proceeding (each of the foregoing a "Remedial Action") until the earlier of:

          (i) the commencement by the Senior Administrative Agent or any holder of the Senior Guaranteed Obligations of any Remedial Action;

          (ii) the commencement of a liquidation or dissolution proceeding with respect to the Guarantor or a bankruptcy, reorganization, insolvency, receivership, or other similar proceeding with respect to the Guarantor or any of its property; or

          (iii) the occurrence of an Event of Default and the continuance thereof unwaived for 360 days.

     (b) Notwithstanding the foregoing, the holders of the Guaranteed Obligations and the Administrative Agent may (i) charge interest at a default rate, (ii) sue for specific performance, but not for damages or other sums of money, or obtain injunctive relief, in either case, in respect of the covenants of the Guaranteed Obligations which do not require, directly or indirectly, the payment by the Guarantor of money, (iii) give notices and file law suits to prevent the running of the relevant statute of limitations, pursue rights in bankruptcy, reorganization, insolvency, receivership, or other similar proceedings, and otherwise protect legal rights and (iv) send notices of default under the Credit Agreement.

      Section 10.04.  Certain Distributions.  Upon any distribution to creditors
                      ---------------------
of the Guarantor in a liquidation or dissolution of the Guarantor or in a bankruptcy, reorganization, insolvency, receivership, or other similar proceeding with respect to the Guarantor or any of its property, (a) the holders of the Senior Guaranteed Obligations will be entitled to receive payment in full in cash, or to have such payment duly provided for in cash, of all amounts payable under or in respect of the Senior Guaranteed Obligations (including interest accrued after the commencement of such proceeding) before the holders of the Guaranteed Obligations will be entitled to receive from the Guarantor or its assets any payment under or in respect of the Guaranteed Obligations and (b) until the holders of the Senior Guaranteed Obligations have received such payment in full in cash, or such payment is duly provided for in cash, any distribution from the Guarantor or its assets to which the holders of the Guaranteed Obligations would otherwise be entitled will be made to the holders of the Senior Guaranteed Obligations (or one or more trustees or representatives acting on their behalf).

Subject to the prior payment in full in cash of all Senior Guaranteed Obligations (or provision made for payment in full in cash of all Senior Guaranteed Obligations), the holders of the Guaranteed Obligations shall be subrogated to the rights of the holders of the Senior Guaranteed Obligations to receive payments or distribution of assets of the Guarantor applicable to the Senior Guaranteed Obligations until all amounts owing on the Guaranteed Obligations shall be paid in full.

      Section 10.05.  Payment in Trust.  The Administrative Agent and each of
                      ----------------
the Banks (or a trustee, representative, or agent acting on their behalf) will be obligated to hold in trust for, and to pay over promptly to, the holders of the Senior Guaranteed Obligations (or one or more trustees, representatives, or agents acting on their behalf) all payments and distributions received by the Administrative Agent or such Bank in contravention of the restrictions contained in this Section 10; provided, however, that notwithstanding such restrictions, the Administrative Agent and the Banks shall be entitled to receive and to retain any and all payments (a) made in securities of the Guarantor provided the same are subordinated to the Senior Guaranteed Obligations at least to the same extent as the Guaranteed Obligations or (ii) made in accordance with any relevant court order respecting the subordination provided for herein.

      Section 10.06.  Liens.  The Administrative Agent and the Banks will not
                      -----
create, assume, or suffer to exist any Lien securing the repayment of the Guaranteed Obligations. Any such Lien existing in violation of the foregoing shall be fully subordinate to any Lien in favor of the Senior Administrative Agent or the Senior Creditors which secures any of the Senior Guaranteed Obligations. At the request of the Senior Administrative Agent, the Administrative Agent, the Banks, and the Guarantor will take any and all steps necessary to fully effect the release of any such Lien.

      Section 10.07.  Miscellaneous.
                      -------------

      (a) The Administrative Agent, the Banks, and the Guarantor agree to execute any and all other instruments requested by the Senior Administrative Agent to further evidence the subordination of the Guaranteed Obligations to the Senior Guaranteed Obligations as herein provided.

      (b) The provisions of this Section 10 are irrevocable and the Senior Administrative Agent and the Senior Creditors may, without notice to any of the parties hereto and without impairing or releasing the obligations of the Guarantor, the Administrative Agent, and the Banks hereunder, (i) create Senior Guaranteed Obligations by extending credit under the Senior Credit Agreement;
(ii) subject to the limitation on total principal contained in Section 10.01, change the terms of or increase the amount of the Senior Guaranteed Obligations by increasing, extending, rearranging, amending, supplementing, or otherwise modifying any instrument or agreement creating Senior Guaranteed

Obligations; (iii) sell, exchange, release, or otherwise deal with any collateral securing any Senior Guaranteed Obligations; (iv) release anyone, including the Guarantor or any other guarantor, liable in any manner for the payment or collection of any Senior Guaranteed Obligations; (v) exercise or refrain from exercising any rights against the Guarantor or any other Person; and (vi) apply any sums received by any Senior Creditor, from whatever source, to the payment of the Senior Guaranteed Obligations.

     (c) The foregoing provisions will be enforceable against the Administrative Agent and the Banks, by or on behalf of the holders of the Senior Guaranteed Obligations and such holders are intended third party beneficiaries of this
Section 10.

     Section 11.   Miscellaneous.
                   -------------

     11.01. Addresses for Notices.  All notices and other communications
            ---------------------
provided for hereunder shall be in writing, including telegraphic communication and delivered or teletransmitted to the Administrative Agent, as set forth in the Credit Agreement and to each Guarantor, at the address set forth under such Guarantor's signature hereto or in the Accession Agreement executed by such Guarantor, or to such other address as shall be designated by any Guarantor or the Administrative Agent in written notice to the other parties. All such notices and other communications shall be effective when delivered or teletransmitted to the above addresses.

     11.02. Amendments, Etc.  No waiver of any provision of this Agreement nor
            ----------------
consent to any departure by any Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Administrative Agent, the Majority Banks and the Borrower and no amendment of this Agreement shall be effective unless the same shall be in writing and signed by each Guarantor and the Administrative Agent, with the consent of the Majority Banks; provided that
                                                                  --------
any amendment or waiver releasing any Guarantor from any liability hereunder shall be signed by all the Banks; and provided further that any waiver or
                                      ----------------
consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding the foregoing, in the event that any Subsidiary or Affiliate of the Borrower hereafter is required in a accordance with the terms of the Credit Agreement or otherwise agrees to become a guarantor of the Borrower's obligations under the Credit Documents, then such Subsidiary or Affiliate may become a party to this Agreement by executing an Accession Agreement ("Accession Agreement") in the form attached hereto as Annex 1 and
                                                                 -------
each Guarantor and the Administrative Agent hereby agrees that upon such Subsidiary's or Affiliate's execution of such Accession Agreement, this Agreement shall be deemed to have been amended to make such Person a Guarantor hereunder for all purposes and a party hereto and no signature is required on behalf of the other Guarantors or the Administrative Agent to make such an amendment to this Agreement effective.

     11.03. No Waiver; Remedies.  No failure on the part of Administrative
            -------------------
Agent, the Documentation Agent, the Managing Agents or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     11.04. Right of Set-Off.  Upon the occurrence and during the continuance of
            ----------------
any Event of Default, the Administrative Agent, the Documentation Agent, the Managing Agents and the Banks are hereby authorized at any time, to the fullest extent permitted by law, to set off and apply any deposits (general or special, time or demand, provisional or final) and other indebtedness owing by the Administrative Agent, the Documentation Agent, the Managing Agents or the Banks to the account of any Guarantor against any and all of the obligations of such Guarantor under this Agreement, irrespective of whether or not the Administrative Agent, the Documentation Agent, the Managing Agents or the Banks shall have made any demand under this Agreement and although such obligations may be contingent and unmatured. The Administrative Agent, the Documentation Agent, the Managing Agents and the Banks agree promptly to notify each Guarantor affected by any such set-off after any such set-off and application made by the Administrative Agent, the Documentation Agent, the Managing Agents or the Banks provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent, the Documentation Agent, the Managing Agents and the Banks under this Section 11.04 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent, the Documentation Agent, the Managing Agents and the Banks may have.

     11.05. Continuing Guaranty; Transfer of Interest.  This Agreement shall
            -----------------------------------------
create a continuing guaranty and shall (a) remain in full force and effect until payment in full and termination of the Guaranteed Obligations, (b) be binding upon each Guarantor, its successors and assigns, and (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent, the Documentation Agent, the Managing Agents, the Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause, when any Bank assigns or otherwise transfers any interest held by it under the Credit Agreement or other Credit Document to any other Person pursuant to the terms of the Credit Agreement or other Credit Document, that other Person shall thereupon become vested with all the benefits held by such Bank under this Agreement. Upon the payment in full and termination of the Guaranteed Obligations, the guaranties granted hereby shall terminate and all rights hereunder shall revert to each Guarantor to the extent such rights have not been applied pursuant to the terms hereof. Upon any such termination, the Administrative Agent will, at each Guarantor's expense, execute and deliver to such Guarantor such documents as such Guarantor shall reasonably request and take any other actions reasonably requested to evidence or effect such termination.

     11.06. Governing Law.  This Agreement shall be governed by and construed
            -------------
and enforced in accordance with, the laws of the State of Texas. Each Guarantor hereby irrevocably submits to the jurisdiction of any Texas state or federal court sitting in Dallas, Texas in any action or proceeding arising out of or relating to this Agreement and the other Credit Documents and such Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such court. Each Guarantor hereby irrevocably waives, to the fullest extent it may effectively do so, any right it may have to the defense of an inconvenient forum to the maintenance of such action or proceeding. Each Guarantor hereby agrees that service of copies of the summons and complaint and any other process which may be served in any such action or proceeding may be made by mailing or delivering a copy of such process to such Guarantor at its address specified below. Each Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section shall affect the rights of any Bank, the Documentation Agent or the Administrative Agent to serve legal process in any other manner permitted by the law or affect the right of any Bank, the Documentation Agent or the Administrative Agent to bring any action or proceeding against any Guarantor or its Property in the courts of any other jurisdiction.

     11.07  WAIVERS OF JURY TRIAL.  THE GUARANTORS HEREBY IRREVOCABLY AND
            ---------------------
UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATING TO THIS AGREEMENT OR THE NOTES OR ANY OTHER CREDIT DOCUMENT OR TO ANY COUNTERCLAIM THEREIN.

     11.08. ENTIRE AGREEMENT.  PURSUANT TO SECTION 26.02 OF THE TEXAS BUSINESS
            ----------------
AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED IN THE LOAN AGREEMENT EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE LOAN AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR THAT PARTY'S AUTHORIZED REPRESENTATIVE.

     THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO AN AGREEMENT SUBJECT TO THE PRECEDING PARAGRAPH SHALL BE DETERMINED SOLELY FROM THE WRITTEN LOAN AGREEMENT AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN AGREEMENT. THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS, AS DEFINED IN THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

                             [INTENTIONALLY BLANK]

     Each Guarantor has caused this Agreement to be duly executed as of the date first above written.

                         GUARANTORS:

                         AMERICAN GENERAL HOSPITALITY
                         CORPORATION, a Maryland corporation


                         By:__________________________________________
                         Name:________________________________________
                         Title:_______________________________________

                         Address:   5605 MacArthur Blvd.
                                    Suite 1200
                                    Irving, Texas 75038
                                    Attn:  Mr. Kenneth E. Barr
                                    Telephone:  (972) 550-6800
                                    Facsimile:  (972) 550-6895

                         AGH UPREIT, LLC, a Delaware limited liability company

                         By:  American General Hospitality Corporation, member


                              By:__________________________________________
                              Name:________________________________________
                              Title:_______________________________________

                         Address:   5605 MacArthur Blvd., Suite 1200
                                    Irving, Texas 75038
                                    Attn:  Mr. Kenneth E. Barr
                                    Telephone:  (972) 550-6800
                                    Facsimile:   (972) 550-6895

                         3100 GLENDALE JOINT VENTURE,
                         an Ohio general partnership

                         By:  AGH UPREIT, LLC, its partner

                              By:   American General Hospitality
                                    Corporation, member


                                    By:____________________________________
                                    Name:__________________________________
                                    Title:_________________________________

                              By:   American General Hospitality Operating
                                    Partnership, L.P., member

                                    By:  AGH GP, Inc., its general partner


                                         By:_______________________________
                                         Name:_____________________________
                                         Title:____________________________

                         By:  American General Hospitality Operating
                              Partnership, L.P., its partner

                              By:   AGH GP, Inc., general partner


                                    By:____________________________________
                                    Name:__________________________________
                                    Title:_________________________________


                         Address:   5605 MacArthur Blvd., Suite 1200
                                    Irving, Texas 75038
                                    Attn:  Mr. Kenneth E. Barr
                                    Telephone:  (972) 550-6800
                                    Facsimile:   (972) 550-6895

                         MDV LIMITED PARTNERSHIP,
                         a Texas limited partnership

                         By:  AGH UPREIT LLC, its general partner

                              By:   American General Hospitality Corporation,
                                    member


                                    By:______________________________________
                                    Name:____________________________________
                                    Title:___________________________________

                              By:   American General Hospitality Operating
                                    Partnership, L.P., member

                                    By:  AGH GP, Inc.,
                                         general partner


                                         By:_________________________________
                                         Name:_______________________________
                                         Title:______________________________

                         Address:   5605 MacArthur Blvd., Suite 1200
                                    Irving, Texas 75038
                                    Attn:  Mr. Kenneth E. Barr
                                    Telephone:  (972) 550-6800
                                    Facsimile:   (972) 550-6895

                         MADISON MOTEL ASSOCIATES,
                         a Wisconsin general partnership

                         By:  AGH UPREIT, LLC, its partner

                              By:   American General Hospitality
                                    Corporation, member


                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________

                              By:   American General Hospitality Operating
                                    Partnership, L.P., member

                                    By: AGH GP, Inc., its general partner


                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________

                         By:  American General Hospitality Operating
                              Partnership, L.P., its partner

                              By:   AGH GP, Inc., general partner


                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________


                         Address:   5605 MacArthur Blvd., Suite 1200
                                    Irving, Texas 75038
                                    Attn:  Mr. Kenneth E. Barr
                                    Telephone:  (972) 550-6800
                                    Facsimile:   (972) 550-6895

                         183 HOTEL ASSOCIATES, LTD.,
                         a Texas limited partnership

                         By:  AGH UPREIT LLC, its general partner

                              By:   American General Hospitality Corporation,
                                    member


                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________

                              By:   American General Hospitality Operating
                                    Partnership, L.P., member

                                    By:  AGH GP, Inc.,
                                         general partner


                                         By:______________________________
                                         Name:____________________________
                                         Title:___________________________

                         Address:   5605 MacArthur Blvd.
                                    Suite 1200
                                    Irving, Texas 75038
                                    Attn:  Mr. Kenneth E. Barr
                                    Telephone:  (972) 550-6800
                                    Facsimile:   (972) 550-6895

                    RICHMOND WILLIAMSBURG ASSOCIATES, LTD.,
                          a Texas limited partnership

                         By:  AGH UPREIT LLC, its general partner

                              By:   American General Hospitality Corporation,
                                    member


                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________

                              By:   American General Hospitality Operating
                                    Partnership, L.P., member

                                    By:  AGH GP, Inc.,
                                         general partner


                                         By:______________________________
                                         Name:____________________________
                                         Title:___________________________

                         Address:   5605 MacArthur Blvd., Suite 1200
                                    Irving, Texas 75038
                                    Attn:  Mr. Kenneth E. Barr
                                    Telephone:  (972) 550-6800
                                    Facsimile:   (972) 550-6895

                         2929 WILLIAMS LIMITED LIABILITY COMPANY, a Delaware limited liability company

                         By:  AGH UPREIT, LLC, its member

                              By:   American General Hospitality
                                    Corporation, member


                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________

                              By:   American General Hospitality Operating
                                    Partnership, L.P.,  member

                                    By: AGH GP, Inc., general partner


                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________

                         By:  American General Hospitality Operating
                              Partnership, L.P., its member

                              By:   AGH GP, Inc., general partner


                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________


                         Address:   5605 MacArthur Blvd., Suite 1200
                                    Irving, Texas 75038
                                    Attn:  Mr. Kenneth E. Barr
                                    Telephone:  (972) 550-6800
                                    Facsimile:   (972) 550-6895

                         LAKE BUENA VISTA PARTNERS, LTD.,
                         a Florida limited partnership

                         By:  AGH UPREIT LLC, general partner

                              By:   American General Hospitality
                                    Corporation, member


                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________

                              By:   American General Hospitality Operating
                                    Partnership, L.P., member

                                    By:  AGH GP, Inc., general partner


                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________


                         Address:   5605 MacArthur Blvd., Suite 1200
                                    Irving, Texas 75038
                                    Attn:  Mr. Kenneth E. Barr
                                    Telephone:  (972) 550-6800
                                    Facsimile:   (972) 550-6895

                         BCHI ACQUISITION, L.L.C.,
                         a Delaware limited liability company

                         By:  AGH UPREIT LLC, its member


                              By:   American General Hospitality
                                    Corporation, member


                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________

                              By:   American General Hospitality
                                    Operating Partnership, L.P., member

                                    By:  AGH GP, Inc., general partner


                                         By:______________________________
                                         Name:____________________________
                                         Title:___________________________

                         By:  American General Hospitality Operating
                              Partnership, L.P., its member

                              By:   AGH GP, Inc., general partner


                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________

                         Address:   5605 MacArthur Blvd., Suite 1200
                                    Irving, Texas 75038
                                    Attn:  Mr. Kenneth E. Barr
                                    Telephone:  (972) 550-6800
                                    Facsimile:   (972) 550-6895

                         COCOA BEACH HOTELS, LTD.,
                         a Florida limited partnership

                              By:  AGH UPREIT LLC, its general partner

                                    By:  American General Hospitality
                                         Corporation, Member


                                         By:______________________________
                                         Name:____________________________
                                         Title:___________________________

                                    By:  American General Hospitality
                                         Operating Partnership, L.P., Member

                                         By:  AGH GP, INC., its general
                                              partner

                                              By:_________________________
                                              Name:_______________________
                                              Title:______________________

                         Address:   5605 MacArthur Blvd.
                                    Suite 1200
                                    Irving, Texas 75038
                                    Attn:  Mr. Kenneth E. Barr
                                    Telephone:  (972) 550-6800
                                    Facsimile:   (972) 550-6895

                         DURHAM I-85 LIMITED
                         PARTNERSHIP, a Delaware limited
                         partnership


                              By:  AGH UPREIT LLC, its general partner

                                   By:   American General Hospitality
                                         Corporation, Member


                                         By:______________________________
                                         Name:____________________________
                                         Title:___________________________

                                   By:   American General Hospitality
                                         Operating Partnership, L.P., Member

                                         By:  AGH GP, INC., its general
                                              partner

                                              By:_________________________
                                              Name:_______________________
                                              Title:______________________

                         Address:  5605 MacArthur Blvd.
                                   Suite 1200
                                   Irving, Texas 75038
                                   Attn:  Mr. Kenneth E. Barr
                                   Telephone:  (972) 550-6800
                                   Facsimile:   (972) 550-6895

                                  EXHIBIT "I"

                [LETTER HEAD OF BATTLE FOWLER LLP APPEARS HERE]


                               February 13, 1998



Societe Generale
Southwest Agency
2001 Ross Ave, Suite 4900
Dallas, Texas 75201

Bank One, Texas, N.A.
1717 Main Street, 4th Floor
Commercial Real Estate Department Lending
Dallas, Texas 75201

The Banks and the other financial
institutions party to the hereinafter
described Credit Agreement

          Re: Subordinate Unsecured Credit Agreement dated of even date herewith (the "CREDIT AGREEMENT") by and between American General Hospitality Operating Partnership, L.P., a Delaware limited partnership (the "BORROWER") and Societe Generale, a French banking corporation acting through its Southwest Agency as arranger, syndication agent and documentation agent; Bank One, Texas N.A., as administrative agent, The Bank of Nova Scotia and Wells Fargo Bank, National Association, as co-agents and other financial institutions party thereto dated as of even date herewith (the "BANKS")
               ----------------------

                               BATTLE FOWLER LLP                          Page 2

Ladies and Gentlemen:

          We have acted as counsel to the Borrower in connection with the Credit Agreement. This opinion is being furnished pursuant to Section 3.01(a)(v) of the Credit Agreement. Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

          In connection with this opinion, we have examined the following materials:

          (a) the Credit Agreement and the other documents executed and delivered in connection therewith identified on Schedule I hereto
                                                ----------
(collectively referred to herein as the "CREDIT DOCUMENTS");

          (b) the certificate of limited partnership, as amended (the "BORROWER PARTNERSHIP CERTIFICATE"), of the Borrower, as certified by the Secretary of State of the State of Delaware, as being as a true and correct copy of such document as filed in the office of the Secretary of State;

          (c) the amended and restated agreement of limited partnership (the "OPERATING PARTNERSHIP AGREEMENT") of the Borrower, dated as of July 31, 1996, as certified by the Secretary of AGH GP, Inc., a Nevada corporation ("AGH GP"), as general partner of the Borrower, on the date hereof as being complete, correct and in effect;

          (d) the amended and restated articles of incorporation (the "CHARTER") of American General Hospitality Corporation (the "COMPANY"), as certified by the State Department of Assessments and Taxation of the State of Maryland as being a true and complete copy of such document as filed in the office of the State Department of Assessments and Taxation (the "SDAT");

          (e) the Bylaws of the Company as certified by the Secretary of the Company and as the case may be, as of the date hereof as being complete, correct an in effect;

          (f) the certificate of limited partnership (the "DURHAM PARTNERSHIP CERTIFICATE") of Durham I-8 Limited Partnership, a Delaware limited partnership ("DURHAM" and together with AGH GP, the Company and the Borrower, each a "LOAN PARTY" and, collectively, the "LOAN PARTIES"), as certified by the Secretary of State of Delaware, as being as a true and correct copy of such document as filed in the office of the Secretary of State;

          (g) the amended and restated agreement of limited partnership (the "DURHAM PARTNERSHIP AGREEMENT") of Durham, dated as of November 30, 1997, as certified by the Secretary of AGH UPREIT LLC ("UPREIT") as general partner of Durham on the date hereof as being complete, correct and in effect;

          (h) certificates of good standing issued by the State of incorporation or formation, as applicable, of each Loan Party;

          (i) a certificate of the Secretary of the Company and a certificate of the Secretary of AGH GP, each dated as of the date hereof, as to the incumbency and signatures of certain officers of the Company and AGH GP, respectively;

          (j)  an executed copy of each of the Credit Documents; and

          (k) the other instruments and documents delivered at today's closing, including certificates or telegrams of public officials as to matters set forth therein and certificates of representatives of the Borrower as to matters set forth therein.

          In rendering this opinion, we have assumed the capacity to sign and the genuineness of all signatures of all persons executing agreements, instruments or documents examined or relied upon by us, the authenticity of all agreements, instruments or documents submitted to us as originals and the conformity with the original agreements, instruments or documents of all agreements, instruments or documents submitted to us as copies.

          We have also assumed that as to all parties other than Loan Parties the due authorization, execution, acknowledgement as indicated thereon and delivery of documents referred to herein, and the validity, binding effect and enforceability thereof against all parties thereto other than the Loan Parties and that each of the Agents and each of the Banks has full power, authority and legal right, under its charter and other governing documents and all applicable laws to execute, deliver and perform their respective obligations under the Credit Agreement, the other Credit Documents and the other documents referred to therein and herein to which it is a party.

          With respect to matters of fact, we have relied upon the written statements and certificates of officers AGH GP (on behalf of the Borrower), or UPREIT (on behalf of Durham) and authorized representatives of the Company (including, without limitation, in the certificate attached hereto as Exhibit A
                                                                      ---------
and referred to herein as the "OFFICERS CERTIFICATE"), representations made by the Borrower in the Credit Documents, and certificates of public officials. Where matters are stated to be "to the best of our knowledge" or "known to us," our knowledge is limited to the actual knowledge of those attorneys in our office who have directly participated in this engagement, their review of documents provided to us by the Loan Parties in connection with this engagement and inquires of officers of AGH GP, UPREIT and the Company, the results of which are reflected in the Officers Certificate. We have not independently verified the accuracy of the matters set forth in the written statements or certificates upon which we have relied, including the organization, existence, good standing, assets, business or affairs of the Loan Parties.

                              BATTLE FOWLER LLP                           Page 4


               Insofar as our opinion relates to matters of (i) Maryland law, we have relied upon the opinion of Ballard Spahr Andrews & Ingersoll, LLP addressed to us, dated the date hereof, a copy of which is attached hereto as Exhibit B
                                                                    ---------
and (ii) Nevada law, we have relied exclusively upon the opinion McDonald
Carano Wilson McCune Bergin Frankovich & Hicks LLP a copy of which is attached hereto as Exhibit C.
          ---------

               Except for the opinions set forth in paragraphs (1) through (3) below, we express no opinions and no opinions should be implied.

               We are not admitted to practice law in any jurisdiction other than the State of New York and we do not express any opinion as to the laws of any states or jurisdictions except as to New York law, the Delaware General Corporation Law, the Delaware Revised Uniform Limited Partnership Act, the Delaware Limited Liability Company Act and the Federal law of the United States of America.

               Upon the basis of and subject to the foregoing and solely in reliance thereon, we are of the opinion that:

               1. Each of the Borrower and Durham is a limited partnership duly formed validly existing and in good standing under the laws of its jurisdiction of formation with full partnership power and authority to own, lease and operate its properties and to conduct its business as currently conducted and to execute and perform its obligations under the Credit Documents to which it is a party.

               2. The execution and delivery of, and the performance by each of the Borrower and Durham of its obligations under, the Credit Documents to which it is a party have been duly and validly authorized.

               3. Each of the Credit Documents has been duly executed and delivered by each Loan Party which is a party thereto.

               This opinion is being rendered to you and the other Banks and the Bank's respective counsel for your and their sole use and may not be made available to or relied upon by any other person, firm or entity without our express prior written consent except for future Banks or participants in the Credit Agreement.


                                        Very truly yours,
                                    /s/ Battle Fowler LLP
                                        BATTLE FOWLER LLP

                                  SCHEDULE I
                                  ----------

                               CREDIT DOCUMENTS
                               ----------------

1. Notes in the aggregate amount of $100,000,000 executed by the Borrower in favor of Bank One, SG, Co-Agents and the banks;

2. Environmental Indemnification Agreement by the Company and certain of its subsidiaries in favor of the Agents and the banks; and

3. Subordinate Guaranty and Contribution Agreement by the Company and certain of its subsidiaries in favor of the Agents and the banks.

                                   Exhibit A
                                   ---------

                             OFFICER'S CERTIFICATE

                                   Exhibit B
                                   ---------

              [Opinion of Ballard Spahr Andrews & Ingersoll, LLP]

                                   Exhibit C
                                   ---------

                 [Opinion Of McDonald Carano as to Nevada Law]

                                  SCHEDULE I
                                  ----------
                               CREDIT DOCUMENTS
                               ----------------

1. Notes in the aggregate amount of $100,000,000 executed by the Borrower in favor of Bank One, SG, Co-Agents and the banks;

2. Environmental Indemnification Agreement by the Company and certain of its subsidiaries in favor of the Agents and the banks; and

3. Subordinate Guaranty and Contribution Agreement by the Company and certain of its subsidiaries in favor of the Agents and the banks.

                    SUBORDINATE UNSECURED CREDIT AGREEMENT

                               Schedule 1.01(a)

               BANK                                 COMMITMENT
               ----                                 ----------
     Societe Generale, Southwest Agency             $ 20,000,000.00

     Bank One, Texas, N.A.                          $ 15,000,000.00

     Wells Fargo Bank, National Association         $ 30,000,000.00

     The Bank of Nova Scotia                        $  5,000,000.00

     NationsBank of Texas, N.A.                     $ 15,000,000.00

     BANKBOSTON, N.A.                               $ 15,000,000.00
                                                    ---------------
                                     TOTAL          $100,000,000.00
                                                    ===============

                               SCHEDULE 1.01 (b)

                   AMERICAN GENERAL HOSPITALITY CORPORATION
                     BORROWING BASE COMPLIANCE CERTIFICATE
                               DECEMBER 31, 1997

------------------------------------------------------------------------------------------------------------------------------
Hotel Properties Owned by         Type of Service       Total    Rooms      Hotel        Eligible
the Parent at Parent's          (Limited/Extended      Number    Out of    Acquisition   Yes - Y                 Adjusted
Subsidiaries                        Stay/Full)         of Rooms  Service     Date         No - N      EBITDA       EBITDA
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
      Eligible Properties
------------------------------------------------------------------------------------------------------------------------------
  1.  Holiday Inn, DFW West,         Full Service        243                31-Jul-95      Y      $  1,735,673  $  1,487,024
      Bedford, TX
------------------------------------------------------------------------------------------------------------------------------
  2.  Hampton Inn - Richmond, VA    Limited Service      124       39       31-Jul-95      Y         1,216,570     1,111,794
------------------------------------------------------------------------------------------------------------------------------
  3.  Hilton Hotel - Toledo, OH      Full Service        213                31-Jul-95      Y         1,045,298       792,323
------------------------------------------------------------------------------------------------------------------------------
  4.  Holiday Inn - N.O.             Full Service        304                31-Jul-95      Y         3,525,305     3,173,783
      Airport, Kenner, LA
------------------------------------------------------------------------------------------------------------------------------
  5.  Crowne Plaza - Madison, WI     Full Service        227                31-Jul-95      Y         2,651,247     2,327,254
------------------------------------------------------------------------------------------------------------------------------
  6.  Holiday Inn - San Jose, CA     Full Service        239                31-Jul-95      Y         2,952,221     2,589,050
------------------------------------------------------------------------------------------------------------------------------
  7.  Wyndham Hotel -                Full Service        276                31-Jul-96      Y         1,349,379     1,097,097
      Albuquerque, NM
------------------------------------------------------------------------------------------------------------------------------
  8.  Hotel Maison de Ville -        Full Service         23                31-Jul-96      Y           448,717       360,105
      New Orleans, LA
------------------------------------------------------------------------------------------------------------------------------
  9.  Hampton Inn - Ocean City,     Limited Service      168                31-Jul-96      Y         1,115,369     1,013,522
      MD
------------------------------------------------------------------------------------------------------------------------------
 10.  Holiday Inn - San Siego, Ca    Full Service        317       48       31-Jul-96      Y         2,392,816     2,091,858
------------------------------------------------------------------------------------------------------------------------------
 11.  Wyndham Hotel - San Jose,      Full Service        356                31-Jul-96      Y         3,495,516     3,017,111
      CA
------------------------------------------------------------------------------------------------------------------------------
 12.  Durham Hilton - Durham,        Full Service        184                08-Jan-97      Y         1,718,195     1,492,107
      N.C.
------------------------------------------------------------------------------------------------------------------------------
 13.  Holiday Inn Resort -           Full Service        204       82       21-Nov-95      Y          1838,117     1,578,204
      Monteray, CA
------------------------------------------------------------------------------------------------------------------------------
 14.  Wyndham LBV - Orlando, FL      Full Service        480                22-Oct-95      Y         3,484,016     3,009,225
------------------------------------------------------------------------------------------------------------------------------
 15.  Westin Resort - Key Largo,     Full Service        200                17-Mar-97      Y         2,889,885     2,493,768
      FL
------------------------------------------------------------------------------------------------------------------------------
 16.  Wyndham Gardens -              Full Service        219                17-Mar-97      Y         1,280,857     1,104,095
      Marletta, GA
------------------------------------------------------------------------------------------------------------------------------
 17.  Holiday Inn - Phoenix, AZ      Full Service        249        2       04-Apr-97      Y         1,445,743     1,205,534
------------------------------------------------------------------------------------------------------------------------------
 18.  Hilton Hotel - Grand           Full Service        226                18-Apr-97      Y         1,855,801     1,849,394
      Rapids, MI
------------------------------------------------------------------------------------------------------------------------------
 19.  Marriott West Loop -           Full Service        302                25-Jun-97      Y         2,651,985     2,368,847
      Houston, TX
------------------------------------------------------------------------------------------------------------------------------
19a.  Office Bldg West Loop -                                               25-Jun-97                  935,583       843,338
      Houston, TX
------------------------------------------------------------------------------------------------------------------------------
 20.  Ralison Twin Towers -          Full Service        742                25-Jun-97      Y         8,383,761     7,382,733
      Orlando, FL
------------------------------------------------------------------------------------------------------------------------------
 21.  Hilton Hotel - Coral           Full Service        285       54       27-Jun-97      Y         2,802,481     2,560,017
      Beach, FL
------------------------------------------------------------------------------------------------------------------------------
 22.  Holiday Inn - Bucks            Full Service        215                20-Jun-97      Y         2,399,851     2,076,030
      County, PA
------------------------------------------------------------------------------------------------------------------------------
 23.  Holiday Inn - Alexandria,      Full Service        176                22-Jan-96      Y         1,851,320     1,673,061
      VA
------------------------------------------------------------------------------------------------------------------------------
 24.  Ramada Old Town -              Full Service        258                22-Jan-96      Y         2,241,651     1,921,645
      Alexandria, VA
------------------------------------------------------------------------------------------------------------------------------
 25.  Holiday Inn - Annapolis, MD    Full Service        280                22-Jan-96      Y         1,519,896     1,380,723
------------------------------------------------------------------------------------------------------------------------------
 26.  Holiday Inn BLM - Hanover,    Limited Service      159                22-Jan-96      Y         1,353,241     1,219,997
      MD
------------------------------------------------------------------------------------------------------------------------------
 27.  Courtyard by Marriott -        Full Service        146                25-Nov-97      Y           783,247       690,871
      Durham, NC
------------------------------------------------------------------------------------------------------------------------------
 28.  Sharaton Crossroads -          Full Service        225                08-Jan-96      Y         4,051,005     3,448,127
      Mahwah, NJ
------------------------------------------------------------------------------------------------------------------------------
 29.  Ramada Inn - Mahwah, NJ        Full Service        128                08-Jan-96      Y         1,329,122     1,212,293
------------------------------------------------------------------------------------------------------------------------------
 30.  Crowne Plaza - Las Vegas,      Full Service        201                08-Jan-96      Y         2,419,526     2,135,153
      NV
------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Hotel Properties Owned by          Adjusted     Adjusted EBITDA        Cost         Cost            Cost Basis
the Parent at Parent's             EBITDA       Divided by 10%        Basis         Basis           (Limited/
Subsidiaries                       Seasoned        Seasoned         All Hotels     New Hotels       Extended Stay)
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
          Eligible Properties
----------------------------------------------------------------------------------------------------------------------
  1.  Holiday Inn, DFW West,       $1,487,024  $14,870,240         $  13,650,714    $           -       $       -
      Bedford, TX
----------------------------------------------------------------------------------------------------------------------
  2.  Hampton Inn - Richmond, VA            -            -             8,165,545         8,165,545       8,165,545
----------------------------------------------------------------------------------------------------------------------
  3.  Hilton Hotel - Toledo, OH       792,323    7,923,228            10,868,248                 -               -
----------------------------------------------------------------------------------------------------------------------
  4.  Holiday Inn - N.O.            3,173,763   31,737,828            28,435,480                 -               -
      Airport, Kenner, LA
----------------------------------------------------------------------------------------------------------------------
  5.  Crowne Plaza - Madison, WI    2,327,254   23,272,540            23,280,637                 -               -
----------------------------------------------------------------------------------------------------------------------
  6.  Holiday Inn - San Jose, CA            -            -            21,163,741        21,153,741               -
----------------------------------------------------------------------------------------------------------------------
  7.  Wyndham Hotel -                       -            -            10,028,914        19,028,994               -
      Albuquerque, NM
----------------------------------------------------------------------------------------------------------------------
  8.  Hotel Maison de Ville -         380,195    3,801,946             3,289,203                 -               -
      New Orleans, LA
----------------------------------------------------------------------------------------------------------------------
  9.  Hampton Inn - Ocean City,             -            -             9,962,732         9,952,732       9,952,732
      MD
----------------------------------------------------------------------------------------------------------------------
 10.  Holiday Inn - San Siego, Ca           -            -            22,437,436        22,437,438              -
----------------------------------------------------------------------------------------------------------------------
 11.  Wyndham Hotel - San Jose,             -            -            30,001,018        30,006,018              -
      CA
----------------------------------------------------------------------------------------------------------------------
 12.  Durham Hilton - Durham,               -            -            15,471,747        15,471,747              -
      N.C.
----------------------------------------------------------------------------------------------------------------------
 13.  Holiday Inn Resort -                  -            -            17,676,654        17,376,651              -
      Monteray, CA
----------------------------------------------------------------------------------------------------------------------
 14.  Wyndham LBV - Orlando, FL             -            -            44,617,816        41,647,995              -
----------------------------------------------------------------------------------------------------------------------
 15.  Westin Resort - Key Largo,            -            -            20,340,011        29,340,099              -
      FL
----------------------------------------------------------------------------------------------------------------------
 16.  Wyndham Gardens -                     -            -            18,050,129        16,680,129              -
      Marletta, GA
----------------------------------------------------------------------------------------------------------------------
 17.  Holiday Inn - Phoenix, AZ             -            -            21,121,039        21,121,038              -
----------------------------------------------------------------------------------------------------------------------
 18.  Hilton Hotel - Grand                  -            -            17,070,985        17,070,918              -
      Rapids, MI
----------------------------------------------------------------------------------------------------------------------
 19.  Marriott West Loop -                  -            -            28,910,433        26,810,433              -
      Houston, TX
----------------------------------------------------------------------------------------------------------------------
19a.  Office Bldg West Loop -               -            -            12,893,005        12,893,808              -
      Houston, TX
----------------------------------------------------------------------------------------------------------------------
 20.  Ralison Twin Towers -                 -            -            80,870,002        80,570,092              -
      Orlando, FL
----------------------------------------------------------------------------------------------------------------------
 21.  Hilton Hotel - Coral                  -            -            23,794,328        23,794,328              -
      Beach, FL
----------------------------------------------------------------------------------------------------------------------
 22.  Holiday Inn - Bucks                   -            -            21,847,142         21,87,142              -
      County, PA
----------------------------------------------------------------------------------------------------------------------
 23.  Holiday Inn - Alexandria,             -            -            15,315,875        15,316,675              -
      VA
----------------------------------------------------------------------------------------------------------------------
 24.  Ramada Old Town -                     -            -            17,241,100        17,241,100              -
      Alexandria, VA
----------------------------------------------------------------------------------------------------------------------
 25.  Holiday Inn - Annapolis, MD           -            -            14,329,050        14,329,050              -
----------------------------------------------------------------------------------------------------------------------
 26.  Holiday Inn BLM - Hanover,            -            -             6,784,175         6,764,176      6,764,175
      MD
----------------------------------------------------------------------------------------------------------------------
 27.  Courtyard by Marriott -               -            -            11,501,049        11,501,049              -
      Durham, NC
----------------------------------------------------------------------------------------------------------------------
 28.  Sharaton Crossroads -                 -            -            24,915,000        24,895,000              -
      Mahwah, NJ
----------------------------------------------------------------------------------------------------------------------
 29.  Ramada Inn - Mahwah, NJ               -            -             8,432,000         8,432,000              -
----------------------------------------------------------------------------------------------------------------------
 30.  Crowne Plaza - Las Vegas,             -            -            26,800,000        28,800,000              -
      NV
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Hotel Properties Owned by             Cost Basis       Cost Basis     Cost Basis
the Parent at Parent's                Non-Wholly          Non-          Ground
Subsidiaries                             Owned         Franchised       Leases
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
          Eligible Properties
----------------------------------------------------------------------------------------------
  1.  Holiday Inn, DFW West,                         $          -       $          -
      Bedford, TX
----------------------------------------------------------------------------------------------
  2.  Hampton Inn - Richmond, VA                                -         10,888,248
----------------------------------------------------------------------------------------------
  3.  Hilton Hotel - Toledo, OH                                 -                  -
----------------------------------------------------------------------------------------------
  4.  Holiday Inn - N.O.                                        -                  -
      Airport, Kenner, LA
----------------------------------------------------------------------------------------------
  5.  Crowne Plaza - Madison, WI                                -
----------------------------------------------------------------------------------------------
  6.  Holiday Inn - San Jose, CA                                -                  -
----------------------------------------------------------------------------------------------
  7.  Wyndham Hotel -                                           -         19,028,991
      Albuquerque, NM
----------------------------------------------------------------------------------------------
  8.  Hotel Maison de Ville -                           3,288,203                  -
      New Orleans, LA
----------------------------------------------------------------------------------------------
  9.  Hampton Inn - Ocean City,                                 -                  -
      MD
----------------------------------------------------------------------------------------------
 10.  Holiday Inn - San Siego, Ca                               -                  -
----------------------------------------------------------------------------------------------
 11.  Wyndham Hotel - San Jose,                                 -         30,006,016
      CA
----------------------------------------------------------------------------------------------
 12.  Durham Hilton - Durham,                                   -                  -
      N.C.
----------------------------------------------------------------------------------------------
 13.  Holiday Inn Resort -                                      -                  -
      Monteray, CA
----------------------------------------------------------------------------------------------
 14.  Wyndham LBV - Orlando, FL                                 -                  -
----------------------------------------------------------------------------------------------
 15.  Westin Resort - Key Largo,                                -                  -
      FL
----------------------------------------------------------------------------------------------
 16.  Wyndham Gardens -                                         -                  -
      Marletta, GA
----------------------------------------------------------------------------------------------
 17.  Holiday Inn - Phoenix, AZ                                 -                  -
----------------------------------------------------------------------------------------------
 18.  Hilton Hotel - Grand                                      -                  -
      Rapids, MI
----------------------------------------------------------------------------------------------
 19.  Marriott West Loop -                                      -                  -
      Houston, TX
----------------------------------------------------------------------------------------------
19a.  Office Bldg West Loop -                                   -                  -
      Houston, TX
----------------------------------------------------------------------------------------------
 20.  Ralison Twin Towers -                                     -                  -
      Orlando, FL
----------------------------------------------------------------------------------------------
 21.  Hilton Hotel - Coral                                      -                  -
      Beach, FL
----------------------------------------------------------------------------------------------
 22.  Holiday Inn - Bucks                                       -                  -
      County, PA
----------------------------------------------------------------------------------------------
 23.  Holiday Inn - Alexandria,                                 -                  -
      VA
----------------------------------------------------------------------------------------------
 24.  Ramada Old Town -                                         -                  -
      Alexandria, VA
----------------------------------------------------------------------------------------------
 25.  Holiday Inn - Annapolis, MD                               -                  -
----------------------------------------------------------------------------------------------
 26.  Holiday Inn BLM - Hanover,                                -                  -
      MD
----------------------------------------------------------------------------------------------
 27.  Courtyard by Marriott -                                   -                  -
      Durham, NC
----------------------------------------------------------------------------------------------
 28.  Sharaton Crossroads -                                     -                  -
      Mahwah, NJ
----------------------------------------------------------------------------------------------
 29.  Ramada Inn - Mahwah, NJ                                   -                  -
----------------------------------------------------------------------------------------------
 30.  Crowne Plaza - Las Vegas,                                 -                  -
      NV
----------------------------------------------------------------------------------------------

                   AMERICAN GENERAL HOSPITALITY CORPORATION
                     BORROWING BASE COMPLIANCE CERTIFICATE
                               OCTOBER 31, 1997

------------------------------------------------------------------------------------------------------------------------------
Hotel Properties Owned by          Type of Service       Total    Rooms      Hotel         Eligible
the Parent at Parent's            (Limited/Extended      Number    Out of    Acquisition   Yes - Y                 Adjusted
Subsidiaries                        Stay/Full)         of Rooms  Service     Date          No - N      EBITDA       EBITDA
      Eligible Properties
------------------------------------------------------------------------------------------------------------------------------
 31.  St. Tropez - Las Vegas, NV     Full Service        149                 08-Jan-96      Y         2,492,283     2,314,683
------------------------------------------------------------------------------------------------------------------------------
 32.  Ramada Place - Meriden, CT     Full Service        150                 08-Jan-96      Y         1,256,418     1,045,649
------------------------------------------------------------------------------------------------------------------------------
 33.  Tampa Airport Hotel -          Full Service        495                 13-Feb-96      Y         2,381,327     1,951,714
      Tampa, FL
------------------------------------------------------------------------------------------------------------------------------
 34.  Radisson Inn - Rochester,      Full Service        171                 13-Feb-96      Y           701,922       525,558
      NY
------------------------------------------------------------------------------------------------------------------------------
 35.  Courtyard By Marriott -        Full Service        276                 13-Feb-96      Y         2,670,662     2,625,052
      Marina del Ray, CA
------------------------------------------------------------------------------------------------------------------------------
 36.  Courtyard By Marriott -        Full Service        134                 13-Feb-96      Y         1,822,118     1,839,538
      Century City, CA
------------------------------------------------------------------------------------------------------------------------------
 37.  Holiday Inn - Madeira          Full Service        149                 13-Feb-96      Y           709,406       641,687
      Beach, FL
------------------------------------------------------------------------------------------------------------------------------
 38.  Howard Johnson Resort -       Limited Service      100                 13-Feb-96      Y         1,228,204     1,122,877
      Key Largo, FL
------------------------------------------------------------------------------------------------------------------------------
 39.  Holiday Inn - Ft.              Full Service        240                 13-Feb-96      Y         2,037,728     1,776,859
      Lauderdale, FL
------------------------------------------------------------------------------------------------------------------------------
 40.  Courtyard By Marriott LBV      Full Service        323                 13-Feb-96      Y         4,024,708     3,458,819
      - Orlando, FL
------------------------------------------------------------------------------------------------------------------------------
 41.  Clearwater Beach Resort -      Full Service        428                 13-Feb-96      Y         6,216,622     4,514,218
      Clearwater FL
------------------------------------------------------------------------------------------------------------------------------
      Total Borrowing Base Pool                        9,858      225                              $ 94,803,697  $ 12,001,177
------------------------------------------------------------------------------------------------------------------------------
                                                                  2.3%
------------------------------------------------------------------------------------------------------------------------------
 42.  Holiday Inn - St. Louis, MO    Full Service        120                 13-Feb-96      N           814,269       698,688
------------------------------------------------------------------------------------------------------------------------------
 43.  Holiday Inn - Richmond, VA     Full Service        280                 13-Feb-96      N         1,291,114     1,074,008
------------------------------------------------------------------------------------------------------------------------------
 44.  Ramada Inn Gulfview -          Full Service        789                 13-Feb-96      N         1,913,602     1,718,928
      Clearwater, FL
------------------------------------------------------------------------------------------------------------------------------
 45.  Lodge At The Seaport -        Limited Service       77                 13-Feb-96      N           584,428       610,911
      Mystic, CT
------------------------------------------------------------------------------------------------------------------------------
 46.  Four Points Hotel - Mt.        Full Service        124                 08-Jan-96      N           612,599       435,455
      Arlington, NJ
------------------------------------------------------------------------------------------------------------------------------
 47.  Holiday Inn DFW South,         Full Service        409                 31-Jul-96      N         3,421,916     2,955,108
      Irving TX
------------------------------------------------------------------------------------------------------------------------------
 48.  Courtyard By Marriott -        Full Service        165                 31-Jul-96      N         2,003,049     1,768,258
      Secaucus, NJ
------------------------------------------------------------------------------------------------------------------------------
 49.  Radisson Hotel, Arlington      Full Service        201                 24-Feb-97      N         1,380,060     1,161,033
      Heights, IL
------------------------------------------------------------------------------------------------------------------------------
 50.  Double Tree Galaria,           Full Service        165       28        17-Mar-97      N         1,406,902     1,818,142
      Atlanta, GA
------------------------------------------------------------------------------------------------------------------------------
 51.  Holiday Inn, Chicago, IL       Full Service        507                 03-Feb-96      N         5,117,452     4,146,141
------------------------------------------------------------------------------------------------------------------------------
 52.  Crowne Plaza, Portland, OR     Full Service        161                 08-Jan-96      N         2,176,725     1,947,995
------------------------------------------------------------------------------------------------------------------------------
 53.  Ramada Plaza Hotel,            Full Service        155                 08-Jan-96      N         2,451,228     2,212,342
      Shallon, CT
------------------------------------------------------------------------------------------------------------------------------
      Total Parent                                    12,699      254                              $117,668,626  $101,849,075
------------------------------------------------------------------------------------------------------------------------------
                                                                  1.0%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Hotel Properties Owned by            Adjusted   Adjusted EBITDA      Cost           Cost         Cost Basis
the Parent at Parent's                EBITDA     Divided by 10%      Basis          Basis        (Limited/
Subsidiaries                         Seasoned       Seasoned       All Hotels     New Hotels    Extended Stay)
      Eligible Properties
--------------------------------------------------------------------------------------------------------------------
 31.  St. Tropez - Las Vegas, NV             -            -      26,355,000        28,355,000                 -
--------------------------------------------------------------------------------------------------------------------
 32.  Ramada Place - Meriden, CT             -            -       9,785,000         1,785,000                 -
--------------------------------------------------------------------------------------------------------------------
 33.  Tampa Airport Hotel -                  -            -      23,045,408        23,845,408                 -
      Tampa, FL
--------------------------------------------------------------------------------------------------------------------
 34.  Radisson Inn - Rochester,              -            -       7,216,181         7,216,181                 -
      NY
--------------------------------------------------------------------------------------------------------------------
 35.  Courtyard By Marriott -                -            -      27,213,151        27,241,161                 -
      Marina del Ray, CA
--------------------------------------------------------------------------------------------------------------------
 36.  Courtyard By Marriott -                -            -      19,180,537        18,160,537                 -
      Century City, CA
--------------------------------------------------------------------------------------------------------------------
 37.  Holiday Inn - Madeira                  -            -      15,240,767        16,240,787                 -
      Beach, FL
--------------------------------------------------------------------------------------------------------------------
 38.  Howard Johnson Resort -                -            -      15,245,449        15,245,449        15,245,449
      Key Largo, FL
--------------------------------------------------------------------------------------------------------------------
 39.  Holiday Inn - Ft.                      -            -      19,738,782        19,798,782                 -
      Lauderdale, FL
--------------------------------------------------------------------------------------------------------------------
 40.  Courtyard By Marriott LBV              -            -      46,979,146        46,979,145                 -
      - Orlando, FL
--------------------------------------------------------------------------------------------------------------------
 41.  Clearwater Beach Resort -              -            -      52,075,112        12,076,112                 -
      Clearwater FL
--------------------------------------------------------------------------------------------------------------------
      Total Borrowing Base Pool     $8,140,878  $81,408,782  $  806,787,837    $  620,261,606       $42,137,901
--------------------------------------------------------------------------------------------------------------------
                                                                                                            4.6%
--------------------------------------------------------------------------------------------------------------------
 42.  Holiday Inn - St. Louis, MO            -            -       6,657,600         4,067,500                 -
--------------------------------------------------------------------------------------------------------------------
 43.  Holiday Inn - Richmond, VA             -            -       9,742,000         9,742,500                 -
--------------------------------------------------------------------------------------------------------------------
 44.  Ramada Inn Gulfview -                  -            -      21,619,687        21,619,687                 -
      Clearwater, FL
--------------------------------------------------------------------------------------------------------------------
 45.  Lodge At The Seaport -                 -            -       5,582,800         5,582,600         5,682,500
      Mystic, CT
--------------------------------------------------------------------------------------------------------------------
 46.  Four Points Hotel - Mt.                -            -       4,700,000         4,700,000                 -
      Arlington, NJ
--------------------------------------------------------------------------------------------------------------------
 47.  Holiday Inn DFW South,                 -            -      27,914,872        27,914,612                 -
      Irving TX
--------------------------------------------------------------------------------------------------------------------
 48.  Courtyard By Marriott -        1,768,258   17,681,158       8,167,886                 -                 -
      Secaucus, NJ
--------------------------------------------------------------------------------------------------------------------
 49.  Radisson Hotel, Arlington              -            -      12,241,000        12,241,000                 -
      Heights, IL
--------------------------------------------------------------------------------------------------------------------
 50.  Double Tree Galaria,                   -            -      21,083,487        21,883,487                 -
      Atlanta, GA
--------------------------------------------------------------------------------------------------------------------
 51.  Holiday Inn, Chicago, IL               -            -      65,600,000        65,600,000                 -
--------------------------------------------------------------------------------------------------------------------
 52.  Crowne Plaza, Portland, OR             -            -      24,875,000        24,875,000                 -
--------------------------------------------------------------------------------------------------------------------
 53.  Ramada Plaza Hotel,                    -            -      14,525,000        14,525,000                 -
      Shallon, CT
--------------------------------------------------------------------------------------------------------------------
      Total Parent                  $8,905,834  $99,081,331  $1,128,787,070    $1,044,102,862       $47,730,401
--------------------------------------------------------------------------------------------------------------------
                                                                                                            4.2%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Hotel Properties Owned by           Cost Basis       Cost Basis     Cost Basis
the Parent at Parent's              Non-Wholly          Non-          Ground
Subsidiaries                           Owned         Franchised       Leases
      Eligible Properties
--------------------------------------------------------------------------------------------
 31.  St. Tropez - Las Vegas, NV                     28,355,000                  -
--------------------------------------------------------------------------------------------
 32.  Ramada Place - Meriden, CT                              -                  -
--------------------------------------------------------------------------------------------
 33.  Tampa Airport Hotel -                          23,945,406                  -
      Tampa, FL
--------------------------------------------------------------------------------------------
 34.  Radisson Inn - Rochester,                               -          7,216,191
      NY
--------------------------------------------------------------------------------------------
 35.  Courtyard By Marriott -                                 -                  -
      Marina del Ray, CA
--------------------------------------------------------------------------------------------
 36.  Courtyard By Marriott -                                 -                  -
      Century City, CA
--------------------------------------------------------------------------------------------
 37.  Holiday Inn - Madeira                                   -                  -
      Beach, FL
--------------------------------------------------------------------------------------------
 38.  Howard Johnson Resort -                                 -                  -
      Key Largo, FL
--------------------------------------------------------------------------------------------
 39.  Holiday Inn - Ft.                                       -                  -
      Lauderdale, FL
--------------------------------------------------------------------------------------------
 40.  Courtyard By Marriott LBV                               -         46,978,146
      - Orlando, FL
--------------------------------------------------------------------------------------------
 41.  Clearwater Beach Resort -                      62,076,112         52,075,112
      Clearwater FL
--------------------------------------------------------------------------------------------
      Total Borrowing Base Pool  $          -      $105,553,721       $161,173,709
--------------------------------------------------------------------------------------------
                                          0.0%              11.7%              10.3%
--------------------------------------------------------------------------------------------
 42.  Holiday Inn - St. Louis, MO   8,657,600                  -                  -
--------------------------------------------------------------------------------------------
 43.  Holiday Inn - Richmond, VA    9,742,600                  -                  -
--------------------------------------------------------------------------------------------
 44.  Ramada Inn Gulfview -        21,619,687                  -                  -
      Clearwater, FL
--------------------------------------------------------------------------------------------
 45.  Lodge At The Seaport -        6,592,600          6,692,500
      Mystic, CT
--------------------------------------------------------------------------------------------
 46.  Four Points Hotel - Mt.                                  -          4,790,000
      Arlington, NJ
--------------------------------------------------------------------------------------------
 47.  Holiday Inn DFW South,                                   -                  -
      Irving TX
--------------------------------------------------------------------------------------------
 48.  Courtyard By Marriott -                                  -          8,187,880
      Secaucus, NJ
--------------------------------------------------------------------------------------------
 49.  Radisson Hotel, Arlington                                -                  -
      Heights, IL
--------------------------------------------------------------------------------------------
 50.  Double Tree Galaria,                                     -                  -
      Atlanta, GA
--------------------------------------------------------------------------------------------
 51.  Holiday Inn, Chicago, IL                                 -                  -
--------------------------------------------------------------------------------------------
 52.  Crowne Plaza, Portland, OR                               -                  -
--------------------------------------------------------------------------------------------
 53.  Ramada Plaza Hotel,                                      -                  -
      Shallon, CT
--------------------------------------------------------------------------------------------
      Total Parent               $ 43,312,111       $111,246,221       $178,131,888
--------------------------------------------------------------------------------------------
                                          3.8%               9.8%              10.9%
--------------------------------------------------------------------------------------------

                                SCHEDULE 1.01(c)


                                ENGINEER REPORT

                               SCOPE OF SERVICES
                           PROPERTY CONDITION REVIEW
                                     (PCR)


ASSIGNMENT OBJECTIVES
---------------------

The purpose of the Property Condition Review (PCR) is: To determine the existing conditions of the building(s) and its systems including structural, plumbing, heating and ventilating, air conditioning, electrical, fire protection, finish materials, exterior facades, roof, and site amenities. To identify any areas of materials which may require repair or corrective action due to deferred maintenance or present deficient conditions. To identify and list any outstanding code violations against the property on file with the various Municipal and Federal agencies, including the local building department, fire department, etc. To evaluate the adequacy of the capacities of the HVAC and electrical systems. To perform an Americans with Disabilities Act (ADA) survey of the existing building(s) and property to determine compliance with the legislation. To estimate the cost of the required remedial work indicated by any of the preceding determinations. Note: The Property Condition Review (PCR) assignment does not include any work with environmental issues, but Consultant should be generally aware of and note any obvious existing or potential conditions. Consultant shall utilize personnel having the appropriate professional designations for those tasks outlined above (at a minimum, an ALA and PE).

The Property Condition Review (PCR) assignment should include, at a minimum, a review and description of the following aspects of the Project:

1. A description of the site and all improvements thereon, based upon field observations as well as a review of all available documents.

2. Determine the general conformance of visible construction of the building and site development to the construction documents, soils report, and industry standards for such construction.

3. Consultant shall list all codes, regulations and public sector criteria with which the Project must comply, including special permits, zoning, development orders and other actions of local, state, and federal authorities. Copies of the actual documents (building permits, certificates of occupancy, etc.) should be included in the report.

4. Review of existing conditions of the building including exterior, roof, interior spaces, MEP systems, structural members (including seismic conditions, where applicable), site drainage, parking, landscaping and site utilities; with conclusions and recommendations for conceivable repairs and deficiencies along with cost estimates for the suggested repairs.
     Estimates should be provided in the following format: IMMEDIATE, SHORT-TERM (1-5 years), and LONG-TERM REPAIRS (1-10 years).

5. Review should include interviews and discussions with the property manager, building engineer, maintenance staff, etc. Interior spaces reviewed should include an adequate number of units or leased spaces to conclude an opinion.

6. Determine the appropriateness of the existing building materials found in place, with regard to the need for extraordinary maintenance or low durability potential, and with respect to the quality of materials and findings for the type of facility as built.

7. Conduct a replacement cost analysis (insurable value) to determine the potential cost of all construction in current year's dollars adjusted for project location.

8. Consultant shall determine and state the estimated remaining useful life of the property.

9. Conduct a through review of the overall project for owner-related Americans with Disabilities Act (ADA) requirements to determine compliance with this legislation, listing all current violations and cost estimates for their recommended implementation.

10. Consultant shall provide two original reports, including color photographs with labeled descriptions to more clearly define examples of unique features, overall building condition, defective conditions and potential repair/maintenance requirements as determined by any of the proceeding findings. Consultant shall also provide statement of qualifications information on their respective firm, including evidence of required insurance coverages (naming Societe Generale, Southwest Agency, as additional insured).


                          SAMPLE OUTLINE REPORT FORMAT
                           PROPERTY CONDITION REVIEW
                           -------------------------

I.    Executive Summary

II.   Objectives

III   Project Description and Overview

IV.   Replacement Cost Analysis

V.    ADA Survey Results

VI.   Conclusions

VII. Project Documentation Log - listing and copies of documents received and reviewed.

VIII Project Observations - note date of review, parties present, and interviews held.

IX.   Photographs

                               SCHEDULE 1.01(d)

                              APPROVED ENGINEERS

                               SOCIETE GENERALE
                            U.S. REAL ESTATE GROUP

                                                           May 30, 1997

                         APPROVED LIST OF CONSULTANTS

PROPERTY CONDITION REVIEW (P? & DOCUMENT AND CONSTRUCTION REVIEW (DCR)
-----------------------------------------------------------------------

ECKLAND CONSULTANTS, INC.                 CONSTRUCTION ASSET ADVISORS, INC.
100 Field Drive, Suite 140                5603 South Prince Street
Lake Forest, IL  60045                    Littleton, CO  80120
Robert A. Eckland                         George M. Pales
(708) 234-1500                            (303) 738-9880

THE BENTLEY GROUP                         WOZGROUP
The Lincoln Building                      1586 South 21st Street, Suite A
60 East 42nd Street                       Colorado Springs, CO 80904-4234
New York, NY  10165                       Gordon A. Rothoff
Laurence T. Goldberg                      (719) 473-4277
(212) 972-3635                            (719) 635-3087 FAX

EMJ CONSTRUCTION CONSULTANTS INC.         CARTER & BURGESS, INC.
60 East 42nd Street, Suite 1701           3880 Hulen Street
New York, NY  10165                       Fort Worth, TX 76107
Elizabeth Koeckert                        Larry E. Garrett
(212) 972-2777 (212) 697-3052 FAX         (817) 735-6000

MERRITT & HARRIS, INC.                    GEORGE A. KENNEDY & ASSOC., INC.
110 East 42nd Street                      6 North Michigan Avenue
New York, NY  10017                       Chicago, IL  60602
Ronald D. Gibney                          George A. Kennedy
(212) 697-3188                            (312) 332-7060

HNTB CORPORATION                          MARX/OKUBO
1201 Walnut, Suite 700                    723 Delaware Street
Kansas City, MO  64106                    Denver, CO
Philip L. Hannon                          T. Larry Okubo
(816) 472-1201                            (303) 321-4495

JAMES, HARWICK & PARTNERS, INC.           LAW ENGINEERING
8340 Meadow Road, Suite 248               7616 LBJ Freeway
Dallas, TX  75231                         Park Central I, Suite 600
Ronald E. Harwick                         Dallas, TX  75251
(214) 363-5687                            Timothy Higgins
                                          (214) 934-0800

LEVIEN-RICH                               BOYKEN INTERNATIONAL
150 N. Wacker Drive, Suite 2675           115 Perimeter Center Place, Suite 650
Chicago, IL  60606                        Atlanta, GA  30346-1238
John Hyman                                Carol Orndorff/Joe Bond
(312) 578-1313                            (770) 913-1300
                                          (800) 842-5489

                                SCHEDULE 1.01(e)

                              ENVIRONMENTAL REPORT

                               SCOPE OF SERVICES
                     PHASE I ENVIRONMENTAL SITE ASSESSMENT
                                     (ESA)


ASSIGNMENT OBJECTIVES
---------------------

The Phase I Environmental Site Assessment (ESA) survey is for the determination of the condition of the Property (building(s) and site) as it relates to any existing and potential hazardous waste materials or situations. The Scope of the ESA should address and comply with the current ASTM Environmental Assessment standards or the standards set forth below, whichever is more stringent.

The ESA assignment should include at a minimum a review and description of the following aspects of the Property:

1. Identify project name, legal description, geographic coordinates, local address, city, county and state for each site.

2. Provide a general description of the Property and site improvements, including acres, square footages and age of improvements.

3. Identify the inspection date and consultant performing the inspection. Describe the qualifications of the individual conducting the inspection.

4. Conduct and review a fifty-year recorded Chain of Title search. Identify and review historical and current property uses/ownership's. Use Sanborn maps and local directories when available and appropriate.

5. Review historical and current aerial photographs, and provide in the report at least two original aerials (one from pre-1975, and one after 1985). Provide a narrative discussion of the aerial photo review. Aerial photographs should show the subject Property and surrounding areas.

6. Perform an on-site environmental inspection of the subject Property. Interview on-site personnel and adjacent property owners where appropriate, and provide records of all such communications. Review the available on-site environmental records, including the compliance history of the subject Property, if any.

7. Review and discuss ground water and surface water characteristics. Include a general direction of the gradient as well as depth to potable and shallow groundwater. Include a description of groundwater uses and surface water bodies on-site. Discuss any available existing data on water quality. Consultant should have someone with Hydrology or Hydro-Geology credentials specifically comment on this matter.

8. Review and discus area geology and soil characteristics. Identify the general soil permeability and corrosiveness tendencies. Discuss any available data on soil conditions.

9. Identify and describe any hazardous materials used or stored on-site, significant spills, dumping, emissions, evidence of contaminated soils or water. Specifically,

     a) Describe uses for hazardous materials; identify all wastestreams generated at the site; and describe handling the disposal methods and waste management handling, storage, and disposal areas. Also include a discussion about areas previously used for thee purposes, if any.

     b) List permits and authorization held, and describe permitted activities, operating restrictions, and compliance reports, inspections, and orders.

     c) Discuss whether on-site electrical equipment contains PCBs, and identify the party with compliance responsibility.

     d) Describe in detail the observed on-site conditions of waters, soils, vegetation, and production and waste management areas.

     e) Review records of spills and release events, and describe materials and area involved, remediation activities, and regulatory agency involvement, if any.

     f) Consultant should address all environmental concerns, including but not limited to special statutory issues, lead paint, lead in drinking water and wetlands.

10. Perform and discuss a one mile area reconnaissance, and describe all adjacent site usages. Identify all potential sources of off-site contamination and the impact of these findings, including landfills, gasoline stations, industrial facilities, tank terminals, airports and military bases or installations.

11. Review and provide all applicable local, state and federal regulatory agency inquire (EPA, DERM, TWC, etc.) results for the site - as well as for properties contained within a one mile radius of the site. Specifically discuss: The NPL List, CERCLIS, SARA Title III, RCRA Notifiers List, TSD List, UST List, LUST List, and Landfill List. For Properties found on these lists, identify distance, direction and any potential impact to the subject site.

12. For LUST's UST's and AST's on-site or within one mile radius - identify the number of tanks, registration, size, age, tank contents and tank material for each. For offsite tanks, identify distance, direction and subsurface gradient direction from site for each. Describe former UST's on-site and also the compliance status of current on-site UST's.

13. Review and provide local government and municipal inquiry results. Include at least the following: the electric company, water/sewer authorities, city/county health department and local fire Marshall's office. Provide a record of these communications.

14. If applicable, a sufficient number of asbestos, lead (paint, water), and radon samples should be taken, analyzed, and discussed to provide a representative sampling. The number of samples may vary, but the rationale for determining the number and location of the samples should be described. Provide information on: methods of analysis and laboratory used, sample collection method, and certification of the inspectors, as per the attached Exhibit A (for asbestos only). Describe and locate on plan the locations and materials sampled.

15. Provide a color topographical area site map, with scale, nothing the subject site.

16. If available, describe the circumstances of any known citizen complaints in the area, the nature of the facility's relationship with its neighbors and citizens, etc.

17. Provide a professionally prepared and detailed site map of the project, noting all adjacent properties, location of any LUST's UST's AST's, drums, transformers, areas of contamination, waste management areas, etc.

18. Provide a minimum of eight color labeled photographs depicting the site and adjacent sites.

19. A copy of all records of communications (ROC's) should be provided in the report for each including: date and time of a conversation, name and title of person, name of company and a brief summary of the topic discussed. Also provide a copy of all related permits, available soil and water data, and any available enforcement records and documents.

20.  Provide a list of any and all published references utilized.

21. Provide a statement of qualifications on the firm conducting the assessment, and evidence of all required insurance coverage's (naming Societe Generale, Southwest Agency, as additional insured).

22. Two original reports are required for this assignment, and should follow, in general, the outline on the last page of this document.

                                  EXHIBIT "A"
                                ASBESTOS SURVEY

The asbestos survey shall be performed by appropriately trained personnel, trained in accordance with the most recent federal, state and local requirements, including but not limited to AHERA. The personnel shall determine if suspect ACM is present. Suspect friable ACM shall be reported on and sampled according to the following scope. Suspect non-friable ACM shall be reported on according to the following scope, but without sampling.

The consultant's report shall include the following:
---------------------------------------------------

     -    The date(s) the inspections/sampling was performed.

     - A general description of construction, mechanical, and electrical systems at the property based on the site visit and a cursory review of construction documents (drawings, specifications, change orders, etc.), if available.

     - A description of the history of the property, including the dates of original construction and the dates and scopes of major remodeling work.

     - A description of any prior asbestos abatement work that was performed at the property and on evaluation of the work's compliance with governing codes, statutes, regulations and ordinances.

     - A review of the suspect materials throughout the property and a description of the sampling strategy. A sufficient number of samples should be obtained in order to conclude the specific results required.

     - An evaluation of the condition of any and all positive material found at the property in accordance with a hazard ranking system. Note material locations with respect to building occupants, potential for disturbance and air flow.

     - A description of the process for inspection and representative sampling for asbestos-containing materials.

     - A summary of testing results and graphic representation of the locations from which the samples were taken indicating which samples are positive.

     - An estimate of the total quantity of ACM (friable and non-friable) within the entire facility, including each tenant space, mechanical area, office area, maintenance area and common area. Provide an estimate of probable costs to correct or remove ACM's identified from the positive sampling process and survey.

     - A list of tenants at the property, by name and space number, the materials sampled and the results of the analysis and the quantity of asbestos found.

     - The signature of the responsible individual. The individual shall certify that the sampling and report has been conducted and prepared according to the licensing requirements of the state in which the property is located.

                          SAMPLE OUTLINE REPORT FORMAT
                     PHASE I ENVIRONMENTAL SITE ASSESSMENT


1.   Executive Summary

2.   Objectives

3.   Site Overview

4.   Site Background/Operating History
     a)  Current Ownership
     b)  Prior Ownership
     c)  Review of Aerial Photographs
     d)  Historical City Directories/Fire Insurance Maps

5.   Environmental Setting
     a)  Surface Water Characteristics
     b)  Ground Water Characteristics
     c)  Soils/Geology

6.   Results of the On-Site Inspection
     a)  Observations
     b)  Hazardous Substance Identification/Inventory
     c)  Area Reconnaissance
     d)  Sampling Results (Asbestos) (Radon)

7.   Regulatory/Governmental Agency Inquiries
     a)  Federal and State Regulatory Agency Inquires
     b)  City Government Inquiries

8.   Conclusions

9.   Recommendations
     a)  Additional Studies (File Review, Phase 2, etc.)
     b)  O & M Program

10.  References

11.  Appendices
     a)  Recorded Chain of Title
     b)  Aerial Photographs
     c)  Photographs
     d)  Permits/Records

12.  Tables
     a)  Asbestos, Lead, and Radon Sampling Results

                               SCHEDULE 1.01(f)

                         APPROVED LIST OF CONSULTANTS



ENVIRONMENTAL SITE ASSESSMENTS
------------------------------

DAMES & MOORE                                LAW ENGINEERING
12 Commerce Drive                            7616 LBJ Freeway
Cranford, NJ  07016-1101                     Dallas, TX  75251
(908) 272-8300                               (972) 934-0800

5151 Beltline, Suite 700                     222 W. Exchange, Suite 100
Dallas, TX  75240                            Ft. Worth, TX  76106
Mike Pisarik                                 Richard D. Varnell
(972) 980-4961                               (817) 740-1177

3445 W. Shaw Avenue, Suite 101               FOREE & VANN, INC.
Fresno, CA  93711                            9013 North 24th Avenue, Suite 7
Michael Padgett                              Phoenix, AZ  85021-2851
(209) 271-1093                               Stanley O'Sick
                                             (602) 943-6997

FUGRO/ENSR                                   GROUNDWATER TECHNOLOGY
3140 North Argyle, Suite 104                 23933 Research Drive
Fresno, CA  93710                            Farmington Hills, MI  48335
David Sholes                                 (810) 473-0720
(209) 292-5736
                                             2201 Brookhollow Plaza, Suite 120
44 Montgomery St., Suite 1010                Arlington, TX  76006
San Francisco, CA                            (817) 633-1466
Steven Boudreau                              Roger Smith
(415) 296-1041
                                             EMG
12201 Merit Drive, Suite 900                 2701 West 15th St., Suite 644
Dallas, TX  75251                            Plano, TX  75075
Timothy McMahon                              Steve Jones
(972) 484-8301                               (972) 612-2276

RONE ENGINEERS, INC.                         G.M.T. ENVIRONMENTAL
11234 Goodnight Lane                         22446 Davis Drive, Suite 127
Dallas, TX  75229-3319                       Sterling, VA  20164
G. Robert Nell                               Ahmed Elrefai/George Walker
(214) 241-4517                               (703) 406-8702

-----------------------------------------------

ATEC ASSOCIATES, INC.                        MAXIM ENGINEERS, INC.
11121 Canal Road                             2342 Fabens
Cincinnati, OH  45241-1861                   PO Box 59902
Robert L. Hearn                              Dallas, TX  75229
(513) 771-2112                               (214) 247-7575

FLOUR DANIEL GTI
12502 Exchange Drive, Suite 440
Stafford, TX  77477
(713) 263-1200
Ed Fiffick

KERAMIDA ENVIRONMENTAL,INC.
330 North College Avenue
Indianapolis, IN  46202
(317) 685-6600
Vasiliki Keramida/Jodie Crandell



APPRAISAL ASSIGNMENT REPORT (AAR)
---------------------------------

(See Scope of Services)




STRUCTUAL ENGINEERS
-------------------

MULLEN AND POWELL-TECHNI STRUCTURES
3500 Maple Avenue, Suite 1475 LB-3
Dallas, TX 75219
(214) 528-1725
K.S. Rajagopalan (Raja)


JOE NAGLER
(214) 828-9400
Charles Terry


TMBP
(214) 871-2302
Frank Merrit

                                SCHEDULE 1.01(g)
                                  Franchisors


Brand or Affiliation Consideration for AGHC Future Acquisitions

Double Tree Hotels Corporation                 DoubleTree Hotel or Resort
                                               DoubleTree Club Hotel
                                               DoubleTree Guest Suites Hotel
Hilton Hotels Corporation                      Hilton Hotel, Inn or Resort
                                               Hilton Suites Hotel
                                               Hilton Garden Inn
Holiday Inn Worldwide                          Crowne Plaza Hotel or Resort
                                               Holiday Inn
                                               Holiday Inn Express
                                               Holiday Inn Hotel & Suites
                                               Holiday Inn Select
                                               Holiday Inn Sunspree Resort
Hyatt Hotels Corporation                       Hyatt Regency Hotel or Resort
                                               Hyatt Hotel
ITT Sheraton Corporation                       Sheraton Hotel or Resort
                                               Sheraton Suites Hotel
                                               Four Points Hotel
Mariott Corporation                            Marriott Hotel or Resort
                                               Mariott Suite Hotel
                                               Residence Inn
                                               Fairfield Inn, Inn & Suites
                                               Courtyard by Marriott
Omni Hotels                                    Omni Hotel or Resort
Promus Hotel Corporation                       Embassy Suite Hotel or Resort
                                               Homewood Suites
                                               Homewood Suites
                                               Hampton Inn, Inn & Suites
Radisson Hotels Worldwide                      Radisson Hotel, Plaza Hotel or
                                               Resort Radisson Inn
                                               Radisson Suite Hotel
Westin Hotels & Resorts                        Westin Hotel or Resort
Wyndham Hotels and Resorts                     Wyndham Hotel or Resort
                                               Wynham Garden Hotel



Possible (If franchising becomes available)    Renaissance Hotels & Resorts
                                               Red Lion Hotels & Inns
                                               Ritz-Carlton
                                               Inter-Continental
                                               Four Seasons
                                               Sofitel/Novotel
                                               Nikkko
                                               Le Meridian/Forte
                                               AmeriSuites
                                               Vista/Hilton International
                                               Fairmont
                                               Adam's Mark

                               SCHEDULE 1.01(h)

                                 Ground Leases
                                 -------------


ALBUQUERQUE, NEW MEXICO

     That certain ground lease by and between the City of Albuquerque, New Mexico and Fred Harvey, Inc. dated November 10, 1969 as amended by the First Supplemental Lease Agreement dated May 17, 1971 and the Second Supplemental Lease Agreement dated October 2, 1972.

     NOTE: Ground Lessee may not assign or mortgage its interest without the consent of Ground Lessor.

NEW ORLEANS, LOUISIANA

     That certain Sublease Agreement between James L. Monaghan, as sub-lessor, and Grantor, as sublessee, dated July 8, 1994 and recorded in COB 923, Folio 521, records of Orleans Parish of that certain Lease of Commercial Property granted by Mon-Tay Enterprises, Inc., as owner, and James Monaghan, as lessee, dated December 11, 1985 recorded in COB 808A, Folio 15, records of Orleans Parish.

SAN JOSE, CALIFORNIA

     That certain Sublease dated as of February 1, 1973 executed by and between Claitor Properties Co. and Hotel Circle, Inc. and recorded on February 7, 1973 in Book 0225, Page 727 of the Official Records, as assigned to 1350 North First Street Company, as recorded on June 14, 1976 in Book C080, Page 157 in the Official Records, as further assigned to The Chase Manhattan Bank (National Association), and recorded on September 17, 1976 in Book C288, Page 36, as further assigned to North First-Gish Corporation, as recorded on September 17, 1976 in Book C288, Page 45, as amended by that certain Amendment to Sublease dated December 1, 1978 by and between Claitor Properties Co. and North First-Gish Corporation and recorded on March 13, 1979 in Book E340, Page 285, as further assigned to Le Baron Hotels, Inc. and recorded on March 13, 1979 in Book E341, Page 258, and as further amended by that certain Consent to Amendment of Sublease and Release of Reserved Right dated April 11, 1980 executed by and between William E. Kiersted and

     William S. Boyd, as Trustees, Le Baron Hotels, Inc. and The Chase Manhattan Bank, N.A. and recorded on April 29, 1980 in Book F298, Page 632 of the Official Records.

TOLEDO, OHIO

     That certain Lease by and among the State of Ohio, acting by and through the Department of Administrative Services, the Medical College of Ohio at Toledo, an Ohio College of Medicine authorized and created by Section 3350.01, Ohio Revised Code ("MCO"), and Toledo Hotel Investors Limited Partnership, an Ohio limited partnership ("Original Lessee"), recorded at Recorder's Number 86-0812A01 of the records of the Lucas County Recorder, under which State and MCO leased to Original Lessee a certain unimproved approximately 8.781 acre tract of land located on the campus of MCO in Toledo, Lucas County, Ohio; as modified by an Affidavit dated November 15, 1986, recorded December 16, 1986, at Recorder's Number 86-1943A08 of the records of the Lucas County Recorder; as further amended by First Amendment to Lease by and among State, MCO, and Original Lessee, recorded March 24, 1988, at Recorder's Number 88-332C11 of the records of the Lucas County Recorder; as further amended by Second Amendment to Lease by and among State, MCO, and Original Lessee, recorded October 30, 1992, at Recorder's Number 92-3155C04 of the records of the Lucas County Recorder; as further affected by that certain Cooperating Agreement dated May 23, 1986, by and between MCO and Original Lessee.

     NOTE: Leasehold Mortgage requires consent of Ground Lessor. Ground Lessor is not required to enter into a new lease with Leasehold Mortgagee upon foreclosure.

LAKE BUENA VISTA, FLORIDA

     That certain Lease Agreement dated September 28, 1971, between Buena Vista Land Company, Inc. and Howard Johnson Company (Inc.) ("HJC"); as amended by that certain Amendment to Lease dated August 15, 1978 between Lake Buena Vista Communities, Inc. (f/k/a Buena Vista Land Company, Inc.) ("LBV") and HJC; that certain Amendment to Lease dated December 18, 1986 between LBV and Southeast Hotel Associates ("SHA"); that certain Amendment to Lease dated November 6, 1989 between LBV and SHA; and that certain Fourth Amendment to Lease effective as of September 5, 1996, between LBV and FSA ZETA LBV Hotel, Inc.

     Note: Ground Lessee's interest may be assigned only to a subsidiary. Mortgage of the Leasehold Estate requires the consent of Ground Lessor which shall not be unreasonably withheld so long as certain criteria are met (including, Leasehold Mortgagee must be a financial institution with a good reputation, insurance requirements, Ground Lease not in default).

CLEARWATER BEACH, FLORIDA

     That certain Ground Lease dated as of February 14, 1980, by and among John
     S. Taylor, III, Mary Ann Taylor, Marion Jean Taylor Carter, H. Richard Carter, Mary Taylor Hancock and Harry Hancock, and W.B. Johnson Properties, Inc., a Georgia corporation.

ROCHESTER, NEW YORK

     That certain Lease dated as of January 1, 1971, between Rochester Institute of Technology ("RIT") and Inn Camp, Inc. ("IC") as amended by that certain Lease Amendment I dated November 8, 1971 between RIT and IC; that certain Lease Amendment II dated as of April 30, 1981, between RIT and Rochilt Associates; and that certain Lease Amendment III dated as of November 10, 1988, between RIT and Hotel Partners of Rochester.

                               SCHEDULE 1.01(i)

                                  Guarantors
                                  ----------


American General Hospitality Corporation, a Maryland corporation

AGH UPREIT, LLC, a Delaware limited liability company

3100 Glendale Joint Venture, an Ohio general partnership

MDV Limited Partnership, a Texas limited partnership

Madison Motel Associates, a Wisconsin general partnership

183 Hotel Associates, Ltd., a Texas limited partnership

Richmond Williamsburg Associates, Ltd., a Texas limited partnership

2929 Williams Limited Liability Company, a Delaware limited liability company

Lake Buena Vista Partners, Ltd., a Florida limited partnership

BCHI Acquisition, L.L.C., a Delaware limited liability company

Cocoa Beach Hotels, Ltd., a Florida limited partnership

Durham I-85 Limited Partnership, a Delaware limited partnership

Mt. Arlington New Jersey, LLC, a Delaware limited liability company

                               Schedule 1.01(j)

                             Participating Leases

1. Lease Agreement between American General Hospitality Operating Partnership, L.P. ("Borrower") and AGH Leasing, L.P. (the "Lessee") with respect to Holiday Inn Select Mission Valley, CA, dated July 31, 1996.
2. Lease Agreement between Borrower and Lessee with respect to Hampton Inn Ocean City, dated July 31, 1996.
3. Lease Agreement between Borrower and Lessee with respect to Courtyard by Marriott-Secaucus, NJ, dated July 31, 1996.
4. Lease Agreement between Borrower and Lessee with respect to Wyndham Hotel-San Jose, CA, dated July 31, 1996.
5. Lease Agreement between Borrower and Lessee with respect to Wyndham Albuquerque Hotel, dated July 31, 1996.
6. Lease Agreement between 2929 Williams Limited Liability Company and Lessee with respect to Holiday Inn Select New Orleans Airport Kenner, dated July 31, 1996.
7. Lease Agreement between 3100 Glendale Joint Venture and Lessee with respect to Hilton Hotel Toledo, dated July 31, 1996
8. Lease Agreement between MDV Limited Partnership and Lessee with respect to Hotel Maison de Ville, dated July 31, 1996.
9. Lease Agreement between Madison Motel Associates and Lessee with respect to Crowne Plaza Madison, dated July 31, 1996.
10. Lease Agreement between 183 Hotel Associates, Ltd. And Lessee with respect to Holiday Inn Dallas DFW Airport West, dated July 31, 1996.
11. Lease Agreement between Richmond Williamsburg Associates, Ltd. and Lessee with respect to Hampton Inn - Richmond Airport, dated July 31, 1996.
12. Lease Agreement between Borrower and Lessee with respect to the Wyndham Safari Hotel, Lake Buena Vista, FL, dated October 22, 1996.
13. Lease Agreement between 2780 Atlanta Limited Partnership, L.P. and Lessee with respect to Doubletree Guest Suites Hotel-Atlanta, GA, dated March 17, 1997.
14. Lease Agreement between Borrower and Lessee with respect to Hilton Hotel - Durham, dated January 6, 1997.
15. Lease Agreement between Borrower and Lessee with respect to Holiday Inn Select DFW South, dated July 31, 1996.
16. Lease Agreement between Borrower and Lessee with respect to Grand Rapids Hilton dated April 18, 1997.
17. Lease Agreement between Borrower and Lessee with respect to Crowne Plaza Phoenix, dated April 1, 1997.
18. Lease Agreement between Lessee and Manager with respect to Holiday Inn Resort - Monterey, dated November 20, 1996.
19. Lease Agreement between 75 Arlington Heights Limited Partnership, L.P. and Lessee with respect to Radisson Hotel - Arlington Heights, dated February 28, 1997.
20. Lease Agreement between Borrower and Lessee with respect to Westin Key Largo Resort, dated March 17, 1997.
21. Lease Agreement between Borrower and Lessee with respect to Wyndham Garden Hotel-Marietta, GA, dated March, 17, 1997.
22. Lease Agreement between BCHI Acquisitions, L.L.C and Lessee with respect to Holiday Inn Select-Bucks County, PA, dated June 20, 1997.

23. Lease Agreement between Borrower and Lessee with respect to Radisson Twin Tower-Orlando, FL, dated June 25, 1997.
24. Lease Agreement between Borrower and Lessee with respect to Marriott West Loop-Houston, TX, dated June 25, 1997.
25. Lease Agreement between Cocoa Beach Hotels, Ltd. and Lessee with respect to Hilton Hotel-Cocoa Beach, FL, dated June 27, 1997.
26. Lease Agreement between Borrower and Lessee with respect to Courtyard by Marriott-Durham, NC, dated November 26, 1997.
27. Lease Agreement between Borrower and Clinton Holding Corp. with respect to Ramada Hotel-Mahwah, NJ, dated January 8, 1998.
28. Lease Agreement between Borrower and Mahwah Holding Corp. with respect to Sheraton Crossroads-Mahwah, NJ, dated January 8, 1998.
29. Lease Agreement between Borrower and Clinton Holding Corp. with respect to Ramada Plaza-Meriden, CT, dated January 8, 1998.
30. Lease Agreement between Portland/Shelton LLC and Fairfield Holding Corp. with respect to Ramada Plaza-Shelton, CT, dated January 8, 1998.
31. Lease Agreement between Portland/Shelton LLC and Fairfield Holding Corp. with respect to Crowne Plaza-Portland, OR, dated January 8, 1998.
32. Lease Agreement between Borrower and Clinton Holding Corp. with respect to Crowne Plaza Suites-Las Vegas, NV, dated January 8, 1998.
33. Lease Agreement between Borrower and Clinton Holding Corp. with respect to St. Tropez Suites-Las Vegas, NV, dated January 8, 1998.
34. Lease Agreement between Mt. Arlington New Jersey, LLC and Clinton Holding Corp. with respect to Four Points-Mt. Arlington, NJ, dated January 8, 1998.
35. Lease Agreement between Borrower and Lessee with respect to Holiday Inn Express-Hanover, MD, dated January 22, 1998.
36. Lease Agreement between Borrower and Lessee with respect to Holiday Inn-Annapolis, MD, dated January 22, 1998.
37. Lease Agreement between Borrower and Lessee with respect to Ramada Hotel Old Town-Alexandria, VA, dated January 22, 1998.
38. Lease Agreement between Borrower and Lessee with respect to Holiday Inn & Suites-Alexandria, VA, dated January 22, 1998.
39. Lease Agreement between AGH O'Hare International LLC and Lessee with respect to the Holiday Inn-O'Hare International, Rosemont, IL, dated February 3, 1998.
40. Lease Agreement between Borrower and Lessee with respect to Doubletree Resort-Clearwater Beach, FL, dated February 13, 1998.
41. Lease Agreement between Borrower and Lessee with respect to Courtyard by Marriott-Lake Buena Vista, FL, dated February 13, 1998.
42. Lease Agreement between Borrower and Lessee with respect to Doubletree Hotel, Tampa, FL, dated February 13, 1998.
43. Lease Agreement between Borrower and Lessee with respect to Courtyard by Marriott-Marina del Rey, CA, dated February 13, 1998.
44. Lease Agreement between Borrower and Lessee with respect to Holiday Inn-Ft. Lauderdale, FL, dated February 13, 1998.
45. Lease Agreement between Borrower and Lessee with respect to Ramada Inn-Clearwater Beach, FL, dated February 13, 1998.
46. Lease Agreement between Borrower and Lessee with respect to Courtyard by Marriott-Century City, CA, dated February 13, 1998.

47. Lease Agreement between Borrower and Lessee with respect to Holiday Inn-Madeira Beach, FL, dated February 13, 1998.
48. Lease Agreement between Borrower and Lessee with respect to Howard Johnson-Key Largo, FL, dated February 13, 1998.
49. Lease Agreement between Borrower and Lessee with respect to Holiday Inn-Richmond, VA, dated February 13, 1998.
50. Lease Agreement between Borrower and Lessee with respect to Holiday Inn-St. Louis, MO, dated February 13, 1998.
51. Lease Agreement between Borrower and Lessee with respect to Radisson Hotel-Henrietta, NY, dated February 13, 1998.
52. Lease Agreement between Borrower and Lessee with respect to Mystic Hotel-Mystic, CT, dated February 13, 1998.
53. Lease Agreement between Borrower and Lessee with respect to Select Inn-Bloomington, MN, dated February 13, 1998.

                                 Schedule 4.01

                                 SUBSIDIARIES

                 NAME                     STATE OF FORMATION  PRINCIPAL OFFICE
                 ----                     ------------------  ----------------
2929 Williams Limited Liability Company        Delaware       5605 MacArthur Blvd.
                                                              Suite 1200
                                                              Irving, Texas 75038

BCHI Acquisition, L.L.C.                       Delaware       5605 MacArthur Blvd.
                                                              Suite 1200
                                                              Irving, Texas 75038

3100 Glendale Joint Venture                      Ohio         5605 MacArthur Blvd.
                                                              Suite 1200
                                                              Irving, Texas 75038

MDV Limited Partnership                         Texas         5605 MacArthur Blvd.
                                                              Suite 1200
                                                              Irving, Texas 75038

Madison Motel Associates                      Wisconsin       5605 MacArthur Blvd.
                                                              Suite 1200
                                                              Irving, Texas 75038

183 Hotel Associates, Ltd.                      Texas         5605 MacArthur Blvd.
                                                              Suite 1200
                                                              Irving, Texas 75038

455 Meadowlands Associates, Ltd.*               Texas         5605 MacArthur Blvd.
                                                              Suite 1200
                                                              Irving, Texas 75038

DFW South Limited Partnership*                  Texas         5605 MacArthur Blvd.
                                                              Suite 1200
                                                              Irving, Texas 75038

Richmond Williamsburg Associates, Ltd.          Texas         5605 MacArthur Blvd.
                                                              Suite 1200
                                                              Irving, Texas 75038

AGH UPREIT LLC                                 Delaware       5605 MacArthur Blvd.
                                                              Suite 1200
                                                              Irving, Texas 75038

AGH Secaucus LLC*                            Delaware       5605 MacArthur Blvd.
                                                            Suite 1200
                                                            Irving, Texas 75038

AGH DFW South LLC*                           Delaware       5605 MacArthur Blvd.
                                                            Suite 1200
                                                            Irving, Texas 75038

Lake Buena Vista Partners, Ltd.              Florida        5605 MacArthur Blvd.
                                                            Suite 1200
                                                            Irving, Texas 75038

Cocoa Beach Hotels, Ltd.                     Florida        5605 MacArthur Blvd.
                                                            Suite 1200
                                                            Irving, Texas 75038

Durham I-85 Limited Partnership              Delaware       5605 MacArthur Blvd.
                                                            Suite 1200
                                                            Irving, Texas 75038

Portland/Shelton LLC*                        Delaware       5605 MacArthur Blvd.
                                                            Suite 1200
                                                            Irving, Texas 75038

Mt. Arlington New Jersey, LLC*               Delaware       5605 MacArthur Blvd.
                                                            Suite 1200
                                                            Irving, Texas 75038

AGH O'Hare International, LLC*               Delaware       5605 MacArthur Blvd.
                                                            Suite 1200
                                                            Irving, Texas 75038

75 Arlington Heights Limited Partnership, L.P.*     Delaware     5605 MacArthur Blvd.
                                                                 Suite 1200
                                                                 Irving, Texas 75038

2780 Atlanta Limited Partnership, L.P.*             Delaware     5605 MacArthur Blvd.
                                                                 Suite 1200
                                                                 Irving, Texas 75038

AGH PSS I, Inc.                                     Delaware     5605 MacArthur Blvd.
                                                                 Suite 1200
                                                                 Irving, Texas 75038


___________________________
*Permitted other subsidiary

                                 SCHEDULE 4.03

                   AMERICAN GENERAL HOSPITALITY CORPORATION
                   ----------------------------------------


(LISTING OF ALL PENDING OR THREATENED LEGAL PROCEEDINGS, WHETHER OR NOT COVERED
-------------------------------------------------------------------------------
BY INSURANCE, TO WHICH THE AGHC, THE LESSEE, THE OPERATING PARTNERSHIP OR ANY
-----------------------------------------------------------------------------
SUBSIDIARY IS A PARTY OR WHICH MAY AFFECT THEIR RESPECTIVE PROPERTIES OR
------------------------------------------------------------------------
BUSINESS.)
----------

CLINT FRUITMAN VS. AMERICAN GENERAL HOSPITALITY, INC.; HOLIDAY INNS, INC.; HOLIDAY INNS B.V.; HOLIDAY INN PARK CENTER PLAZA; PARK CENTER HOTEL COMPANY

COURT:  SUPERIOR COURT OF CALIFORNIA, COUNTY OF SANTA CLARA
        CASE NUMBER CV768996

Date of Service:
10/20/97
Date of Incident:
9/26/96
Hotel Address:
Courtyard by Marriott
455 Harmon Meadow Blvd.
Secaucus, New Jersey  07094-3672


Mr. Fruitman reported that a headboard fell on his head. The Chief Maintenance Engineer examined the headboard and noted that the brackets were secure suggesting the event may not have occurred as described by the Plaintiff. Mr. Fruitman retained legal counsel immediately after the event. The amount the Plaintiff is seeking is not specified in the Complaint. There will be no cost to the Company for this event. There is a zero deductible insurance program through Fireman's Fund Insurance Company for the first 2 million and a $10,000 deductible for the next 50 million of insurance. This is presently being monitored by the Fraud Unit at Fireman's Fund.

MILES RICCARDI VS. RED ROBIN, HARTZ, INC., DAYS HOTEL, AMERICAN GENERAL CORP, ABC-XYZ CORPORATION & JOHN DOE-RICHARD ROE (A SERIES OF FICTITIOUS NAMES)

COURT: SUPERIOR COURT OF NEW JERSEY
       LAW DIVISION:  HUDSON COUNTY
       DOCKET NUMBER : HUD-L-8048-97

Date of Service: 9/30/97
Date of Incident:  10/18/96

The Plaintiff alleges his slip and fall in the restaurant, Red Robin was a result of not taking certain actions to alleviate the dangerous condition of the property. The Date of Service was our first notice of this event. It is our intention to seek a dismissal from this litigation since at the time of the event Red Robin was operated as a separate business entity which assumed all responsibility for occurrences within the restaurant area. The responsible parties for this law suit should be Magic Restaurant, Inc. and Red Robin. The Plaintiff Attorney has been advised of such. The amount of damages the Plaintiff is seeking is no specified in the Complaint. Until dismissed from this matter Fireman's Fund insurance company will defend and indemnify American General Hospitality Corporation with the limits noted above. We seek a Voluntary Discontinuance.

VISTANA DEVELOPMENT, LTD, A FLORIDA LIMITED PARTNERSHIP VS. LAKE BUENA VISTA PARTNERS, LTD., A FLORIDA LIMITED PARTNERSHIP

COURT:  CIRCUIT COURT OF THE NINTH JUDICIAL CIRCUIT IN AND FOR
       ORANGE COUNTY, FL
       CASE NO. = CI 97-7023

Date of Service:   8/20/97
Date of Incident:  8/20/97

Temporarily prohibited from evicting the Plaintiff from the leased premises. The Plaintiff wants to remain at the information service desk or booth for the purpose of providing guests of the Hotel with information on timeshare resort sales and tours, and all related tourist information, etc. They will remain on the premises until this matter is resolved. The Plaintiff continues to pay rent. So, there is no fiscal loss to the Company.


February 3, 1998
Heather Bertini, ARM
Director, Risk and Insurance Services
###-##-####

                                 SCHEDULE 4.17

                 Legal Requirements; Zoning; Utilities; Access


None

                                 SCHEDULE 4.18

NAME OF PROPERTY                    NAME OF MORTGAGE HOLDER  OUTSTANDING BALANCE
----------------                    -----------------------  -------------------
Radisson-Arlington Heights          Farmers Bank                $ 8,218,755.05
Holiday Inn Select-DFW South        Midland Loan Services       $13,674,675.29
Courtyard by Marriott-Secaucus      Fleet Bank                  $ 4,406,056.95
Doubletree-Atlanta                  First Union                 $ 9,346,513.06
Crowne Plaza-Portland               Bank One Mortgage           $ 5,296,995.61
Ramada Plaza-Shelton                Bank One Mortgage           $ 4,919,417.54
Holiday Inn-O'Hare International    Travelers Insurance Co.     $21,756,299.16

                                 Schedule 4.21

LIST OF FRANCHISORS

NAME OF PROPERTY                                     NAME OF FRANCHISOR       TERM
Holiday Inn Park Center Plaza-San Jose, CA           Holiday Inn              10 years
Holiday Inn Select Mission Valley-San Diego, CA      Holiday Inn Select       10 years
Hampton Inn-Ocean City, MD                           Hampton Inn              12 years
Wyndham Hotel-San Jose, CA                           Wyndham Hotel            12 years
Courtyard by Marriott/Meadowlands                    Courtyard by Marriott    12 years
Wyndham Albuquerque Hotel-Albuquerque, NM            Wyndham Hotel            12 years
Holiday Inn Select New Orleans Airport-Kenner, LA    Holiday Inn Select       10 years
Hilton Hotel-Toledo, OH                              Hilton Hotel             10 years
Hotel Maison de Ville-New Orleans, LA                Small Luxury Hotels      12 years
Crowne Plaza Hotel-Madison, WI                       Crowne Plaza             10 years
Holiday Inn DFW West-Bedford, TX                     Holiday Inn              10 years
Hampton Inn-Richmond Airport                         Hampton Inn              12 years
Wyndham Royal Safari LBV-Orlando, FL                 Wyndham Royal Safari     12 years
Doubletree Guest Suites-Atlanta, GA                  Doubletree Guest Suites  12 years
Hilton Hotel-Durham, NC                              Hilton Hotel             12 years
Holiday Inn Select DFW South                         Holiday Inn Select       10 years
Hilton Hotel-Grand Rapids, MI                        Hilton Hotel             12 years
Crowne Plaza-Phoenix, AZ                             Crowne Plaza             10 years
Holiday Inn Resort-Monterey, CA                      Holiday Inn Resort       10 years
Radisson Hotel-Arlington Heights, IL                 Radisson Hotel           12 years
Westin Resort-Key Largo, FL                          Westin Resort            12 years
Wyndham Garden Hotel-Marietta, GA                    Wyndham Garden Hotel     12 years
Holiday Inn Select-Bucks County, PA                  Holiday Inn Select       10 years
Radisson Twin Towers-Orlando, FL                     Radisson                 12 years
Marriott West Loop-Houston, TX                       Marriott                 20 years
Hilton Hotel-Cocoa Beach, FL                         Hilton                   12 years
Courtyard by Marriott-Durham, NC                     Courtyard by Marriott    20 years
Holiday Inn Express-Hanover, MD                      Holiday Inn Express      10 years

Ramada Old Town-Alexandria, VA                       Ramada Hotel Old Town    10 years
Holiday Inn-Alexandria, VA                           Holiday Inn              10 years
Holiday Inn-Annapolis, MD                            Holiday Inn              10 years
Holiday Inn-O'Hare International                     Holiday Inn              10 years
Doubletree Hotel-Tampa, FL                           Doubletree               10 years
Holiday Inn-St. Louis, MO                            Holiday Inn              10 years
Radisson Hotel-Rochester, NY                         Radisson                 10 years
Holiday Inn-Richmond, VA                             Holiday Inn              10 years
Ramada Inn-Clearwater Beach, FL                      Ramada Inn               15 years
Courtyard by Marriott-Marina del Rey, CA             Courtyard by Marriott    20 years
Courtyard by Marriott-Century City, CA               Courtyard by Marriott    20 years
Holiday Inn-Madeira Beach, FL                        Holiday Inn              10 years
Howard Johnson Resort-Key Largo, FL                  Howard Johnson            1 year
Holiday Inn-Ft. Lauderdale, FL                       Holiday Inn              10 years
Courtyard by Marriott-Lake Buena Vista, FL           Courtyard by Marriott    20 years
Doubletree Resort-Clearwater Beach, FL               Doubletree               10 years

                                Schedule 4.22

                             MANAGEMENT AGREEMENTS

1. Holiday Inn Park Center Plaza-San Jose, CA - Management Agreement between AGH Leasing, L.P. ("Lessee") and American General Hospitality, Inc. ("Manager"), dated July 31, 1996.
2. Holiday Inn Select Mission Valley-San Diego, CA - Management Agreement between Lessee and Manager, dated July 31, 1996.
3. Hampton Inn-Ocean City, MD - Management Agreement between Lessee and Manager, dated July 31, 1996.
4. Wyndham Hotel-San Jose, CA - Management Agreement between Lessee and Manager, dated July 31, 1996.
5. Courtyard by Marriott/Meadowlands-Secaucus, NJ - Management Agreement between Lessee and Manager, dated July 31, 1996.
6. Wyndham Albuquerque Hotel-Albuquerque, NM - Management Agreement between Lessee and Manager, dated July 31, 1996.
7. Holiday Inn Select New Orleans Airport-Kenner, LA - Management Agreement between Lessee and Manager, dated July 31, 1996.
8. Hilton Hotel-Toledo, OH - Management Agreement between Lessee and Manager, dated July 31, 1996
9. Hotel Maison de Ville-New Orleans, LA - Management Agreement between Lessee and Manager, dated July 31, 1996.
10. Crowne Plaza Hotel-Madison, WI - Management Agreement between Lessee and Manager, dated July 31, 1996.
11. Holiday Inn DFW West-Bedford, TX - Management Agreement between Lessee and Manager, dated July 31, 1996.
12. Hampton Inn-Richmond Airport - Management Agreement between Lessee and Manager, dated July 31, 1996.
13. Wyndham Royal Safari Lake Buena Vista, FL - Management Agreement between Lessee and Manager, dated October 22, 1996.
14. Doubletree Guest Suites-Atlanta, GA - Management Agreement between Lessee and Manager, dated March 17, 1997.
15. Hilton Hotel-Durham, NC - Management Agreement between Lessee and Manager, dated January 8, 1997.
16. Holiday Inn Select DFW South - Management Agreement between Lessee and Manager, dated July 31, 1996.
17. Grand Rapids Hilton Hotel - Management Agreement between Lessee and Manager, dated April 18, 1997.
18.  Crowne Plaza-Phoenix, AZ - Management Agreement between Lessee and
     Manager, dated April 1, 1997.
19. Holiday Inn Resort-Monterey, CA - Management Agreement between Lessee and Manager, dated November 20, 1996.
20. Radisson Hotel-Arlington Heights, IL - Management Agreement between Lessee and Manager, dated February 28, 1997.
21. Westin Resort-Key Largo - Management Agreement between Lessee and Manager, dated March 17, 1997.
22. Wyndham Garden Hotel-Marietta, GA - Management Agreement between Lessee and Wyndham Management Corporation, dated March, 17, 1997.

23. Holiday Inn Select-Bucks County, PA - Management Agreement between Lessee and Manager, dated June 20, 197.
24. Marriott Hotel West Loop-Houston, TX - Management Agreement between Lessee and Manager, dated June 25, 1997.
25. Radisson Twin Towers-Orlando, FL - Management Agreement between Lessee and Manager, dated June 25, 1997.
26. Hilton Hotel-Cocoa Beach, FL - Management Agreement between Lessee and Manager dated June 27, 1997.
27. Courtyard by Marriott-Durham, NC - Management Agreement between Lessee and Manager dated November 26, 1997.
28. Holiday Inn Express-Hanover, MD - Management Agreement between Lessee and Manager dated January 22, 1998.
29. Holiday Inn-Annapolis, MD - Management Agreement between Lessee and Manager dated January 22, 1998.
30. Ramada Hotel Old Town-Alexandria, VA - Management Agreeement between Lessee and Manager dated January 22, 1998.
31. Holiday Inn Hotel & Suites-Alexandria, VA - Management Agreement between Lessee and Manager dated January 22, 1998.
32. Holiday Inn-O'Hare International-Rosemont, IL - Management Agreement between Lessee and Manager dated February 3, 1998.
33. Doubletree Resort-Clearwater Beach, FL - Management Agreement between Lessee and Manager dated February 13, 1998.
34. Courtyard by Marriott-Lake Buena Vista, FL - Management Agreement between Lessee and Manager dated February 13, 1998.
35. Doubletree Hotel-Tampa, FL - Management Agreement between Lessee and Manager dated February 13, 1998.
36. Courtyard by Marriott-Marina del Rey, CA - Management Agreement between Lessee and Manager dated February 13, 1998.
37. Holiday Inn-Ft. Lauderdale, FL - Management Agreement between Lessee and Manager dated February 13, 1998.
38. Ramada Inn-Clearwater Beach, FL - Management Agreement between Lessee and Manager dated February 13, 1998.
39. Courtyard by Marriott-Century City, CA - Management Agreement between Lessee and Manager dated February 13, 1998.
40. Holiday Inn-Madeira Beach, FL - Management Agreement between Lessee and Manager dated February 13, 1998.
41. Howard Johnson Lodge-Key Largo, FL - Management Agreement between Lessee and Manager dated February 13, 1998.
42. Holiday Inn-Richmond, VA - Management Agreement between Lessee and Manager dated February 13, 1998.
43. Holiday Inn-St. Louis, MO - Management Agreement between Lessee and Manager dated February 13, 1998.
44. Radisson Hotel-Henrietta, NY - Management Agreement between Lessee and Manager dated February 13, 1998.
45. Mystic Hotel-Mystic, CT - Management Agreement between Lessee and Manager dated February 13, 1998.
46. Select Inn-Bloomington, MN - Management Agreement between Lessee and Manager dated February 13, 1998.

                                  Section 5.05
                               ESA REQUIRED WORK

----------------------------------------------------------------------------------------------------
AMERICAN GENERAL HOSPITALITY TRUST
----------------------------------------------------------------------------------------------------
ENVIRONMENTAL SITE ASSESSMENT (ESA)
----------------------------------------------------------------------------------------------------
REQUIRED ITEMS
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
                                      FIRM       REPORT                                        DATE
----------------------------------------------------------------------------------------------------
PROPERTY NAME          LOCATION       NAME        DATE      DESCRIPTION                        REQ'D
-------------          --------       ----        ----      -----------                        -----
Wyndham Lake           Orlando, FL    ATEC     10/21/96     Annual testing and quarterly     5/14/98
----------------------------------------------------------------------------------------------------
Buena Vista                                                 reporting on the status of the
----------------------------------------------------------------------------------------------------
                                                            nearby Texaco an 7-11 RAP.

Sheraton Crossroads    Mahwah, NJ     ENSR       1/6/98     Semi-annual reporting on         8/13/98
----------------------------------------------------------------------------------------------------
                                                            status of ongoing
----------------------------------------------------------------------------------------------------
                                                            remediation efforts/site
----------------------------------------------------------------------------------------------------
                                                            closure by Ford.

Ramada Inn             Clearwater     Dames     12/8/97     Provide documentation on         5/14/98
----------------------------------------------------------------------------------------------------
Gulfview               Beach, FL      &                     the former on-site UST's
----------------------------------------------------------------------------------------------------
                                      Moore                 removal in November of
----------------------------------------------------------------------------------------------------
                                                            1997.

Holiday Inn            Madeira        Dames    12/15/97     Obtain NFA status for the        5/14/98
----------------------------------------------------------------------------------------------------
                       Beach, FL      &                     site from the Pinellas
----------------------------------------------------------------------------------------------------
                                      Moore                 County Health
----------------------------------------------------------------------------------------------------
                                                            Department.

Lodge at the           Mystic, CT     Dames     12/5/97     Confirm and provide              5/14/98
----------------------------------------------------------------------------------------------------
Seaport                               &                     documentation on the
----------------------------------------------------------------------------------------------------
                                      Moore                 integrity of the two on-site
----------------------------------------------------------------------------------------------------
                                                            UST's.
----------------------------------------------------------------------------------------------------

                                  Section 5.06
                               PCR REQUIRED WORK

----------------------------------------------------------------------------------------------------
AMERICAN GENERAL HOSPITALITY TRUST
----------------------------------------------------------------------------------------------------
PROPERTY CONDITION REVIEW (PCR)
----------------------------------------------------------------------------------------------------
REQUIRED REPAIRS
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
                                      FIRM       REPORT                                        DATE
----------------------------------------------------------------------------------------------------
PROPERTY NAME          LOCATION       NAME        DATE      DESCRIPTION                        REQ'D
-------------          --------       ----        ----      -----------                        -----
None required

----------------------------------------------------------------------------------------------------

                                 SCHEDULE 5.07

                                   INSURANCE

     (a)  INSURANCE POLICIES REQUIRED.  While any obligation of  the Borrower or
          ---------------------------
any Guarantor under any Credit Document remains outstanding, the Borrower shall procure and maintain or shall cause to be procured and maintained continuously in effect policies of insurance in form and amounts and issued by companies, associations or organizations licensed to do business in the states the Hotel Properties are located, with a Best's Rating of no less than A, XI and otherwise satisfactory to the Agents covering such casualties, risks, perils, liabilities and other hazards required by Agents. All original policies, or certificates thereof, and endorsements and renewals thereof shall be delivered to and retained by the Administrative Agent unless the Administrative Agent waives this
requirement in writing.   Without limiting the generality of the foregoing, the
Borrower shall provide or cause to be provided the following types of insurance coverage:

          i. until repayment of the Notes and satisfaction of all obligations under the Credit Documents: (i) property insurance on an "all risks" full replacement cost basis without deduction for depreciation (or fire, extended coverage and difference in conditions basis), including flood, earthquake (for any Hotel Property located in the State of California, or in any other location that, according to determination by the appropriate agency of the United States Government, has an above average risk of seismic activity) and sinkhole coverages in an amount equal to the replacement cost of the Improvements (except for earthquake insurance which for each required Hotel Property shall be in an amount which is equal to or greater than the maximum probable loss determined pursuant to a written report by a seismic engineer, which report and engineer are acceptable to the Agents, provided, however, that the aggregate amount of such earthquake
                 --------  -------
     insurance coverage and the deductibles thereunder may be modified at the request of the Borrower based upon industry standards, subject to approval of the Agents); (ii) Comprehensive General Liability Insurance (including contractual liability, owners and contractors protective coverages, products & completed operations, personal & advertising injury liability, fire damage legal liability and alienated premises coverage) and Comprehensive Auto Liability Insurance in a minimum amount of $50,000,000 each occurrence; (iii) Statutory Workers' Compensation and Employer's Liability Insurance in the minimum amounts of $1,000,000 each accident, $1,000,000 each employee - disease, $1,000,000 policy limit - disease; and
     (iv) Rent loss insurance against loss of income by reason of any hazard covered under the insurance required under this subparagraph (a) in an amount sufficient to avoid any co-insurance penalty, but in any event for not less than two (2) years gross receipts from all sources of income from the Hotel Property. Each such policy of property insurance shall contain a replacement cost endorsement and such other endorsements as are sufficient to prevent the Borrower, the Agents and/or the Borrower's Subsidiaries from becoming a co-insurer with respect to such buildings and improvements.

          ii. During the renovation or expansion of any Hotel Property the Borrower will additionally provide: (i) Builder's Risk Insurance on an "all risks" basis including flood, earthquake (if required pursuant to the provisions of and in the amount stated in clause (a)) and sinkhole coverages, and also including Stored Materials and materials while in transit, and (ii) Statutory Workers' Compensation and Employer's Liability Insurance in the minimum amounts of $1,000,000 each accident, $1,000,000 each employee - disease, $1,000,000 policy limit - disease, covering each contractor and all other contractors or subcontractors who may have occasion to be at the job site.

          iii    Such additional insurance as may be reasonably required by the
     Administrative Agent from time to time in the event that any Hotel Property is exposed to hazards and risks with respect to which the Administrative Agent deems the existing insurance inadequate to properly protect its interests.

       All policies of liability insurance shall name the Agents, the Banks and their respective directors, officers, representatives, agents and employees (the "Banks' Parties") as additional insureds. The Borrower shall furnish the Administrative Agent with a certified copy of an original or a certificate of insurance of all policies of insurance required. All policies or certificates, as the case may be, of insurance shall set forth the coverage, the limits of liability, the name of the carrier, the policy number, the Best's Rating of the carrier and the period of coverage. In addition, all policies of insurance required under the terms hereof shall contain an endorsement or agreement by the insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of the Borrower, the Participating Lessee, the Manager or any party holding under any such Person which might otherwise result in a forfeiture of said insurance and the further agreement of the insurer waiving all rights of setoff, counterclaim or deductions against the Borrower. At least 15 days prior to the expiration of each required policy, the Borrower shall deliver to the Administrative Agent evidence of the renewal or replacement of such policy, continuing such insurance in the form as required by this Agreement. All such policies shall contain a provision that notwithstanding any contrary agreement between the Borrower and the applicable insurance company, such policies will not be canceled, allowed to lapse without renewal, surrendered or amended (which provision shall include any reduction in the scope or limits of coverage) without at least 15 days' prior written notice to the Administrative Agent.

                    SUBORDINATE UNSECURED CREDIT AGREEMENT

                                SCHEDULE 11.02

                                    Notices
                                    -------

DOMESTIC LENDING OFFICE                         LIBOR LENDING OFFICE
-----------------------                         --------------------
SOCIETE GENERALE, SOUTHWEST AGENCY              SOCIETE GENERALE, SOUTHWEST AGENCY
4900 Trammell Crow Center                       4900 Trammell Crow Center
2001 Ross Avenue                                2001 Ross Avenue
Dallas, Texas 75201                             Dallas, Texas 75201
Attn:  Mr. Thomas K. Day                        Attn:  Mr. Thomas K. Day
       Vice President                                  Vice President
Telephone:  (214) 979-2774                      Telephone:  (214) 979-2774
Telecopy:  (214) 979-2727                       Telecopy:  (214) 979-2727

BANK ONE, TEXAS, N.A.                           BANK ONE, TEXAS, N.A.
1717 Main Street, 4th Floor                     1717 Main Street, 4th Floor
Dallas, Texas 75201                             Dallas, Texas 75201
Attn:  Commercial Real Estate Department        Attn:  Commercial Real Estate Department
       Mr. Jeff Etter                                  Mr. Jeff Etter
       Vice President                                  Vice President
Telephone:  (214) 290-2385                      Telephone:  (214) 290-2385
Telecopy:  (214) 290-7205                       Telecopy:  (214) 290-7205

THE BANK OF NOVA SCOTIA                         THE BANK OF NOVA SCOTIA
580 California Street                           580 California Street
Suite 2100                                      Suite 2100
San Francisco, California 94119                 San Francisco, California 94119
Attn:  Mr. Paul Stiplosek                       Attn:  Mr. Paul Stiplosek
Telephone:  (415) 986-1100                      Telephone:  (415) 986-1100
Telecopy:  (415) 397-0791                       Telecopy:  (415) 397-0791

WELLS FARGO BANK, NATIONAL ASSOCIATION          WELLS FARGO BANK, NATIONAL ASSOCIATION
12377 Merrit Drive                              4120 E. Park Place
Suite 300                                       Suite 100
Dallas, Texas 75251                             El Segundo, California 90245
Attn:  Ms. Coleene Cox                          Attn:  Anne Colvin/Nancy Tam-Izumi
Telephone:  (972) 661-8980                      Telephone:  Ann Colvin:  (310) 335-9472
Telecopy:  (972) 386-4723                                   Nancy Tam-Izumi: (310)335-9492
                                                Telecopy:  (310) 615-1014

BANKBOSTON, N.A.                                BANKBOSTON, N.A.
115 Perimeter  Center Northeast, Suite 500      115 Perimeter  Center Northeast, Suite 500
Atlanta, Georgia 30346                          Atlanta, Georgia 30346
Attn:  Mr. Steven Selbo                         Attn:  Mr. Steven Selbo
Telephone:  (770) 390-6500                      Telephone:  (770) 390-6500
Telecopy:  (770) 390-8434                       Telecopy:  (770) 390-8434

NATIONSBANK OF TEXAS, N.A.                      NATIONSBANK OF TEXAS, N.A.
901 Main Street, 51st Floor                     901 Main Street, 51st Floor
Dallas, Texas 75202                             Dallas, Texas 75202
Attn:  Mr. David Howard & John E. Hall, III     Attn:  Mr. David Howard & John E. Hall, III
Real Estate Administration Officer              Real Estate Administration Officer
Telephone:  (214) 508-2089                      Telephone:  (214) 508-2089
Telecopy:  (214) 508-0085                       Telecopy:  (214) 508-0085

                                      -2-